UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Brian Hartigan

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders October 31, 2023
EELV	Invesco S&P Emerging Markets Low Volatility ETF

EEMO	Invesco S&P Emerging Markets Momentum ETF

IDLV	Invesco S&P International Developed Low Volatility ETF

IDMO	Invesco S&P International Developed Momentum ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate in July by 0.25% again. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Lipper Inc.

Global Equity

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks in the fourth quarter of 2022, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

3

The Market Environment–(continued)

Global equity markets continued their decline in October 2023, but growth stocks managed to outperform value stocks. Despite higher rates and increased market volatility, both developed market equities and emerging market equities finished the fiscal year ended October 31, 2023, in positive territory.

4

EELV	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

As an index fund, the Invesco S&P Emerging Markets Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 200 least volatile stocks (over the trailing 12 months) included in the S&P Emerging Plus LargeMidCap (the “Parent Index”).

Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Parent Index is designed to measure publicly listed equity securities of companies with float-adjusted market values of at least $100 million located in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 6.13%. On a net asset value (“NAV”) basis, the Fund returned 6.96%. During the same time period, the Index returned 7.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as trading costs around quarterly rebalances that were higher than average given the relatively less liquid nature of many emerging markets securities, and negative impact from foreign currency exchanges.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned 10.80%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging equity markets overall.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2023.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its stock selection within the financials and consumer discretionary sectors, respectively.

For the fiscal year ended October 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the financials sector. During the fiscal year, the materials sector detracted most significantly from the Fund’s return, followed by the energy and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Wistron Corp., an information technology company (no longer held at fiscal year-end), and Quanta Computer Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included IRPC PCL, NVDR, an energy company (portfolio average weight of 0.44%), and Kiatnakin Phatra Bank PCL, NVDR, a financials company (portfolio average weight of 0.43%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	37.22
Consumer Staples	11.02
Communication Services	9.64
Materials	8.01
Information Technology	6.55
Industrials	6.27
Consumer Discretionary	5.44
Utilities	4.32
Real Estate	4.25
Energy	4.21
Health Care	2.88
Money Market Funds Plus Other Assets Less Liabilities	0.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Malayan Banking Bhd.	0.96
Hong Leong Bank Bhd.	0.89
Chang Hwa Commercial Bank Ltd.	0.88
Chunghwa Telecom Co. Ltd.	0.81
Taiwan Mobile Co. Ltd.	0.81
WT Microelectronics Co. Ltd.	0.80
MISC Bhd.	0.75
Tisco Financial Group PCL, NVDR	0.74
Taiwan High Speed Rail Corp.	0.73
RHB Bank Bhd.	0.73
Total	8.10

*	Excluding money market fund holdings.

5

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)	7.67%	8.10%	26.30%	3.81%	20.55%	1.47%	15.69%	2.97%	41.27%
MSCI Emerging Markets Index (Net)	10.80	(3.67)	(10.62)	1.59	8.23	1.19	12.53	2.13	28.27
Fund
NAV Return	6.96	7.27	23.44	3.09	16.42	0.78	8.08	2.17	28.89
Market Price Return	6.13	7.37	23.78	3.01	15.98	0.76	7.90	2.08	27.53

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

6

EEMO	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Momentum ETF (EEMO)

As an index fund, the Invesco S&P Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Emerging Plus LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Emerging Plus LargeMidCap (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index, which is designed to measure publicly listed equity securities of companies with float-adjusted market values of at least $100 million located in emerging market countries.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned (2.76)%. On a net asset value (“NAV”) basis, the Fund returned (3.27)%. During the same time period, the Index returned (2.46)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as trading costs around quarterly rebalances and Indian capital gains taxes incurred during the period.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned 10.80%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging equity markets overall.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and a momentum weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to and security selection within the financials and utilities sectors, as well as to its underweight allocation to and security selection within the information technology sector.

For the fiscal year ended October 31, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the information technology and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Petroleo Brasileira S.A., Pfd, an energy company (portfolio average weight of 2.39%), and Petroleo Brasileiro S.A., an energy company (portfolio average weight of 1.94%). Positions that detracted most significantly from the Fund’s return during the period included POSCO Future M Co. Ltd., a materials company (portfolio average weight of 0.55%), and Adani Total Gas Ltd., a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	23.65
Information Technology	17.11
Industrials	16.27
Materials	11.02
Consumer Staples	8.12
Energy	6.37
Consumer Discretionary	6.34
Health Care	3.69
Communication Services	3.58
Sector Types Each Less Than 3%	3.62
Money Market Funds Plus Other Assets Less Liabilities	0.23

7

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
POSCO Holdings, Inc.	3.68
Quanta Computer, Inc.	3.10
Larsen & Toubro Ltd.	2.62
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	2.29
Bharti Airtel Ltd.	2.27
PT Bank Central Asia Tbk	2.20
Petroleo Brasileiro S.A., Preference Shares	2.17
ITC Ltd.	2.04
PT Bank Rakyat Indonesia (Persero) Tbk	1.96
Ecopro Co. Ltd.	1.72
Total	24.05

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P Momentum Emerging Plus LargeMidCap Index (Net)	(2.46)%	(3.98)%	(11.47)%	0.51%	2.55%	(0.12)%	(1.23)%	(0.86)%	(9.60)%
MSCI Emerging Markets Index (Net)	10.80	(3.67)	(10.62)	1.59	8.23	1.19	12.53	1.15	14.34
Fund
NAV Return	(3.27)	(4.86)	(13.88)	(0.40)	(1.98)	(1.43)	(13.39)	(2.06)	(21.62)
Market Price Return	(2.76)	(4.84)	(13.84)	(0.30)	(1.49)	(1.31)	(12.35)	(2.11)	(22.08)

8

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

- Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Emerging Plus LargeMidCap Index (Net) is comprised of the performance of the S&P BMI Emerging Markets High Beta IndexTM, the Fund’s underlying index from Fund inception until the conversion date, March 21, 2016, followed by the performance of the Index thereafter through October 31, 2023.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

IDLV	Management’s Discussion of Fund Performance
Invesco S&P International Developed Low Volatility ETF (IDLV)

As an index fund, the Invesco S&P International Developed Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low VolatilityTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 200 least volatile stocks of the S&P Developed ex-U.S. & South Korea LargeMidCap (the “Parent Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Parent Index is designed to measure the performance of large- and mid-cap securities in developed markets throughout the world, excluding the United States and South Korea. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 7.17%. On a net asset value (“NAV”) basis, the Fund returned 6.42%. During the same time period, the Index returned 6.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to benefits to the Fund related to dividend tax treatment relative to the Index and income from securities lending in which the Fund participates, which were partially offset by the fees and expenses incurred by the Fund.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to its security selection within the financials, utilities, and industrials sectors, respectively.

For the fiscal year ended October 31, 2023, the financials sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors, respectively. The energy sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Zensho Holdings Co., Ltd., a consumer discretionary company (no longer held at fiscal year-end), and Mitsubishi HC Capital Inc., a financials company (portfolio average weight of 0.34%). Positions that detracted most significantly from the Fund’s return during the period included Algonquin Power & Utilities Corp., a utilities company (no longer held at fiscal year-end), and Kobayashi Pharmaceutical Co., Ltd., a consumer staples company (portfolio average weight of 0.26%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Consumer Staples	18.60
Financials	18.09
Industrials	17.86
Real Estate	11.14
Communication Services	9.08
Consumer Discretionary	7.87
Utilities	6.49
Health Care	3.77
Materials	3.24
Sector Types Each Less Than 3%	3.58
Money Market Funds Plus Other Assets Less Liabilities	0.28

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
McDonald’s Holdings Co. (Japan) Ltd.	0.90
SoftBank Corp.	0.84
Oversea-Chinese Banking Corp. Ltd.	0.72
Danone S.A.	0.64
Telstra Group Ltd.	0.64
Koninklijke KPN N.V.	0.63
Metro, Inc.	0.63
Orange S.A.	0.62
Singapore Exchange Ltd.	0.62
Henkel AG & Co. KGaA, Preference Shares	0.62
Total	6.86

*	Excluding money market fund holdings.

10

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P BMI International Developed Low Volatility™ Index (Net)	6.41%	1.42%	4.31%	0.25%	1.24%	1.69%	18.24%	3.92%	57.41%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	5.59	89.88
Fund
NAV Return	6.42	1.35	4.10	0.23	1.13	1.64	17.68	3.85	56.17
Market Price Return	7.17	1.51	4.60	0.41	2.07	1.67	17.97	3.87	56.50

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

IDMO	Management’s Discussion of Fund Performance
Invesco S&P International Developed Momentum ETF (IDMO)

As an index fund, Invesco S&P International Developed Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index, which is designed to measure the performance of large- and mid-cap securities in developed markets throughout the world, excluding the United States and South Korea.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 14.62%. On a net asset value (“NAV”) basis, the Fund returned 13.82%. During the same time period, the Index returned 13.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were partially offset by income from securities lending in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a momentum driven stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and stock selection within the energy and consumer discretionary sectors.

For the fiscal year ended October 31, 2023, the financials sector contributed most significantly to the Fund’s return, followed by the health care and energy sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Novo Nordisk A/S, Class B, a health care company (portfolio average weight of 6.77%), and Mitsubishi UFJ Financial Group, Inc., a financials company (portfolio average weight of 2.49%). Positions that detracted most significantly from the Fund’s return during the period included Shopify, Inc., Class A, an information technology company (portfolio average weight of 0.16%), and Nutrien Ltd., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	34.30
Industrials	22.56
Consumer Discretionary	13.06
Information Technology	9.38
Materials	7.99
Health Care	5.35
Utilities	3.53
Sector Types Each Less Than 3%	3.77
Money Market Funds Plus Other Assets Less Liabilities	0.06

12

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Novo Nordisk A/S, Class B	4.89
SAP SE	3.16
Mitsubishi UFJ Financial Group, Inc.	2.97
HSBC Holdings PLC	2.66
Mitsubishi Corp.	2.61
BHP Group Ltd.	2.34
Sumitomo Mitsui Financial Group, Inc.	2.32
Siemens AG	2.26
Mitsui & Co. Ltd.	2.19
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	2.01
Total	27.41

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P Momentum Developed ex-US and South Korea LargeMidCap Index (Net)	13.93%	6.57%	21.03%	8.33%	49.21%	3.87%	46.22%	4.95%	75.90%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	4.67	70.37
Fund
NAV Return	13.82	6.47	20.69	8.14	47.90	3.60	42.44	4.63	69.62
Market Price Return	14.62	7.03	22.62	8.54	50.62	3.71	44.01	4.69	70.83

13

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

- Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index (Net) is comprised of the performance of the S&P BMI International Developed High Beta IndexTM (Net), the Fund’s underlying index from Fund inception until the conversion date, March 21, 2016, followed by the performance of the Index thereafter through October 31, 2023.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Brazil-3.56%
Ambev S.A.	1,164,600	$2,969,811
Caixa Seguridade Participacoes S.A.	1,352,300	2,901,425
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	833,700	3,503,094
ENGIE Brasil Energia S.A.	445,700	3,473,331
Itausa S.A., Preference Shares	1,592,810	2,728,907
Klabin S.A.	648,600	2,752,338
Telefonica Brasil S.A.	367,200	3,294,097
TIM S.A.	1,051,200	3,162,146

		24,785,149

Chile-1.60%
Banco de Chile	33,071,552	3,386,712
Banco de Credito e Inversiones S.A.	109,293	2,604,823
Banco Santander Chile	64,805,461	2,816,248
Cencosud S.A.	1,426,252	2,303,225

		11,111,008

China-4.01%
Agricultural Bank of China Ltd., H Shares	9,337,343	3,448,729
Bank of China Ltd., H Shares	10,070,310	3,526,397
Bank of Communications Co. Ltd., H Shares	5,058,848	2,993,439
CGN Power Co. Ltd., H Shares(a)	11,684,265	2,807,354
China CITIC Bank Corp. Ltd., H Shares	6,691,619	2,984,657
China Construction Bank Corp., H Shares	5,477,993	3,108,439
China Everbright Bank Co. Ltd., H Shares	11,280,549	3,214,941
Hengan International Group Co. Ltd.	874,104	2,926,862
Industrial & Commercial Bank of China Ltd., H Shares	6,013,179	2,889,547

		27,900,365

Greece-0.90%
Hellenic Telecommunications Organization S.A.	227,437	3,180,505
OPAP S.A.	183,847	3,109,221

		6,289,726

Hungary-0.91%
Gedeon Richter PLC	130,802	3,060,157
MOL Hungarian Oil & Gas PLC	411,395	3,266,160

		6,326,317

India-2.18%
Dr. Reddy’s Laboratories Ltd., ADR(b)	53,433	3,480,091
HDFC Bank Ltd., ADR(b)	46,018	2,602,318
ICICI Bank Ltd., ADR(b)	151,090	3,352,687
Reliance Industries Ltd., GDR(a)	55,353	3,022,274
Wipro Ltd., ADR(b)	586,861	2,670,218

		15,127,588

Indonesia-3.52%
PT Astra International Tbk	6,909,560	2,511,974
PT Bank Central Asia Tbk	6,353,290	3,499,609
PT Bank Mandiri (Persero) Tbk	7,185,544	2,567,073
PT Bank Negara Indonesia (Persero) Tbk	10,905,294	3,288,408
PT Bank Rakyat Indonesia (Persero) Tbk	9,493,970	2,964,438
PT Indofood CBP Sukses Makmur Tbk	4,905,542	3,196,245

	Shares	Value
Indonesia-(continued)
PT Indofood Sukses Makmur Tbk	8,408,259	$3,519,983
PT Telkom Indonesia (Persero) Tbk	13,287,971	2,919,422

		24,467,152

Kuwait-2.92%
Boubyan Bank KSCP	1,972,857	3,734,757
Gulf Bank K.S.C.P	4,696,972	3,596,131
Gulf Bank K.S.C.P., Rts., expiring 11/12/2023(c)	372,726	7,706
Kuwait Finance House KSCP	1,619,881	3,579,385
Mobile Telecommunications Co. KSCP	3,082,533	4,789,851
National Bank of Kuwait SAKP	1,613,455	4,571,152

		20,278,982

Malaysia-9.48%
CIMB Group Holdings Bhd	3,425,800	4,105,639
Gamuda Bhd	3,110,100	3,028,831
Genting Bhd	3,782,600	3,199,471
Genting Malaysia Bhd	6,644,600	3,374,946
Hong Leong Bank Bhd	1,514,400	6,166,305
IHH Healthcare Bhd	3,399,747	4,281,348
Kuala Lumpur Kepong Bhd	718,500	3,314,646
Malayan Banking Bhd	3,533,892	6,690,252
Malaysia Airports Holdings Bhd	2,501,900	3,880,584
MISC Bhd	3,418,200	5,201,375
Petronas Chemicals Group Bhd	1,921,400	2,960,033
Public Bank Bhd	5,026,300	4,388,584
RHB Bank Bhd	4,353,600	5,098,769
Telekom Malaysia Bhd	3,201,000	3,406,248
Tenaga Nasional Bhd	1,707,372	3,547,693
TIME dotCom Bhd	2,946,600	3,290,148

		65,934,872

Mexico-3.79%
America Movil S.A.B. de C.V., Class B(c)	3,479,502	2,869,871
Arca Continental S.A.B. de C.V.	376,067	3,367,792
Becle S.A.B. de C.V.	1,167,072	2,055,128
Fibra Uno Administracion S.A. de C.V.(b)	2,261,298	3,428,335
Fomento Economico Mexicano S.A.B. de C.V., Series CPO(b)(d)	317,213	3,585,581
Grupo Bimbo S.A.B. de C.V., Series A(b)	592,487	2,408,281
Grupo Elektra S.A.B. de C.V.(b)	49,598	3,169,651
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	1,399,211	2,561,564
Wal-Mart de Mexico S.A.B. de C.V., Series V	816,110	2,917,165

		26,363,368

Qatar-0.52%
Qatar Fuel Q.S.C.	889,876	3,629,404

Romania-0.49%
NEPI Rockcastle N.V.(c)	637,059	3,420,638

Russia-0.07%
Mobile TeleSystems PJSC, ADR(c)(e)	206,291	0
X5 Retail Group N.V., GDR(a)(c)(e)	51,546	485,970

		485,970

Saudi Arabia-4.61%
Advanced Petrochemical Co.	274,148	2,725,696
Al Rajhi Bank	173,380	3,101,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2023

	Shares	Value
Saudi Arabia-(continued)
Bank Al-Jazira(c)	676,290	$2,949,169
Jarir Marketing Co.	894,541	3,452,648
SABIC Agri-Nutrients Co.	79,819	2,846,727
Saudi Arabian Oil Co.(a)	442,003	3,923,313
Saudi Basic Industries Corp.	159,780	3,279,417
Saudi Electricity Co.	671,494	3,185,999
Saudi Telecom Co.	366,472	3,751,073
Yanbu National Petrochemical Co., Class A	281,297	2,838,013

		32,053,078

South Africa-5.65%
Bid Corp. Ltd.	130,460	2,751,526
Bidvest Group Ltd. (The)(b)	206,343	2,903,698
Clicks Group Ltd.	238,916	3,500,093
Discovery Ltd.(b)	408,319	2,800,551
FirstRand Ltd.(b)	766,533	2,512,191
Growthpoint Properties Ltd.(b)	5,575,565	2,881,928
Nedbank Group Ltd.	272,327	2,913,582
OUTsurance Group Ltd.	1,785,179	3,839,484
Remgro Ltd.	420,619	3,232,683
Sanlam Ltd.	819,970	2,859,216
Shoprite Holdings Ltd.(b)	231,815	2,953,255
Vodacom Group Ltd.	590,800	3,197,466
Woolworths Holdings Ltd.	786,715	2,911,956

		39,257,629

South Korea-7.30%
BNK Financial Group, Inc.	659,599	3,311,304
Cheil Worldwide, Inc.	236,276	3,474,467
GS Holdings Corp.	102,040	2,976,843
HD Hyundai Co. Ltd.	63,983	2,719,354
Hyundai Motor Co.	22,146	2,782,701
Industrial Bank of Korea	437,346	3,617,160
Kangwon Land, Inc.	261,673	2,842,355
KT&G Corp.	63,192	3,991,172
LG Uplus Corp.	456,334	3,416,043
NH Investment & Securities Co. Ltd.	428,136	3,068,643
Samsung Biologics Co. Ltd.(a)(c)	5,813	3,051,658
Samsung C&T Corp.	43,086	3,404,003
Samsung Electronics Co. Ltd.	58,986	2,921,894
Samsung Fire & Marine Insurance Co. Ltd.	15,472	2,961,395
Samsung Life Insurance Co. Ltd.	65,009	3,480,175
Samsung Securities Co. Ltd.	105,351	2,753,612

		50,772,779

Taiwan-28.17%
Asia Cement Corp.	3,188,000	3,931,555
Catcher Technology Co. Ltd.	621,000	3,474,996
Cathay Financial Holding Co. Ltd.(c)	2,496,000	3,378,277
Chang Hwa Commercial Bank Ltd.	11,581,284	6,123,602
Cheng Shin Rubber Industry Co. Ltd.	2,675,000	3,641,167
Chicony Electronics Co. Ltd.	1,013,000	3,888,346
China Development Financial Holding Corp.(c)	10,169,000	3,542,769
China Steel Corp.	4,672,000	3,478,613
Chunghwa Telecom Co. Ltd.	1,570,222	5,615,716
CTBC Financial Holding Co. Ltd.	4,994,053	3,749,197
E.Sun Financial Holding Co. Ltd.	5,910,516	4,346,102
Far Eastern New Century Corp.	4,316,000	3,925,451
Far EasTone Telecommunications Co. Ltd.	1,729,993	4,048,296
First Financial Holding Co. Ltd.	6,365,909	5,083,306
Formosa Chemicals & Fibre Corp.	2,344,095	4,401,276

	Shares	Value
Taiwan-(continued)
Formosa Petrochemical Corp.	1,607,000	$3,919,029
Formosa Plastics Corp.	1,881,000	4,465,454
Foxconn Technology Co. Ltd.	1,746,000	2,820,731
Fubon Financial Holding Co. Ltd.	2,041,147	3,782,116
Highwealth Construction Corp.	3,515,899	4,411,811
Hon Hai Precision Industry Co. Ltd.	1,138,000	3,385,756
Hotai Finance Co. Ltd.	734,600	2,819,722
Hua Nan Financial Holdings Co. Ltd.	7,230,167	4,525,124
Lien Hwa Industrial Holdings Corp.	2,059,000	3,929,462
Mega Financial Holding Co. Ltd.	3,673,513	4,156,557
Nan Ya Plastics Corp.	2,020,930	3,856,808
Pegatron Corp.	1,294,000	3,008,096
Pou Chen Corp.	3,495,000	3,108,702
Powertech Technology, Inc.	971,000	3,143,364
President Chain Store Corp.	547,000	4,342,608
Radiant Opto-Electronics Corp.	741,000	2,832,866
Shanghai Commercial & Savings Bank Ltd. (The)	2,789,000	3,688,858
Shin Kong Financial Holding Co. Ltd.(c)	13,288,000	3,560,127
Simplo Technology Co. Ltd.	307,000	3,156,605
SinoPac Financial Holdings Co. Ltd.	7,313,804	4,025,016
Synnex Technology International Corp.	2,092,264	4,431,587
TA Chen Stainless Pipe	2,574,000	2,940,240
Taishin Financial Holding Co. Ltd.	7,249,665	3,855,610
Taiwan Business Bank	9,473,251	3,723,877
Taiwan Cement Corp.	3,225,974	3,207,574
Taiwan Cooperative Financial Holding Co. Ltd.	6,171,334	4,785,234
Taiwan Fertilizer Co. Ltd.	2,363,000	4,320,207
Taiwan High Speed Rail Corp.	5,634,000	5,106,817
Taiwan Mobile Co. Ltd.	1,900,162	5,612,317
Uni-President Enterprises Corp.	2,295,181	4,804,772
WPG Holdings Ltd.	1,937,937	4,277,980
WT Microelectronics Co. Ltd.	1,517,000	5,542,300
Yuanta Financial Holding Co. Ltd.	6,098,373	4,568,844
Yulon Finance Corp.	572,800	3,161,128

		195,905,968

Thailand-14.99%
Advanced Info Service PCL, NVDR	740,320	4,531,415
Airports of Thailand PCL, NVDR(c)	2,426,059	4,505,514
Bangkok Bank PCL, NVDR	857,249	3,756,464
Bangkok Dusit Medical Services PCL, NVDR	4,465,744	3,292,543
Bangkok Expressway & Metro PCL, NVDR	14,132,848	3,106,336
BTS Group Holdings PCL, NVDR	14,689,168	3,044,705
Bumrungrad Hospital PCL, NVDR	400,236	2,895,218
Central Pattana PCL, NVDR	1,616,528	2,810,962
Charoen Pokphand Foods PCL, NVDR	6,521,862	3,393,165
CP ALL PCL, NVDR	1,975,825	3,037,194
Electricity Generating PCL, NVDR	939,081	3,187,532
Gulf Energy Development PCL, NVDR	2,189,767	2,634,970
Home Product Center PCL, NVDR	9,522,197	3,152,651
Intouch Holdings PCL, NVDR	1,796,749	3,549,257
IRPC PCL, NVDR	46,730,950	2,496,304
Kasikornbank PCL, NVDR	964,503	3,528,751
Kiatnakin Phatra Bank PCL, NVDR	2,125,732	2,912,772
Kiatnakin Phatra Bank PCL, Wts., expiring 03/17/2024(c)	191,544	1,279
Kiatnakin Phatra Bank PCL, Wts., expiring 03/17/2026(c)	191,544	10,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2023

	Shares	Value
Thailand-(continued)
Krung Thai Bank PCL, NVDR	6,979,482	$3,650,672
Krungthai Card PCL, NVDR	2,421,264	2,947,216
Land & Houses PCL, NVDR	18,837,453	3,956,953
Osotspa PCL, NVDR	3,497,066	2,286,459
PTT Oil & Retail Business PCL, NVDR	6,463,303	3,290,768
PTT PCL, NVDR	4,037,682	3,735,214
Ratch Group PCL, NVDR	4,164,092	3,736,300
SCB X PCL, NVDR	1,486,756	4,074,437
Siam Cement PCL (The), NVDR	468,254	3,752,025
Thai Beverage PCL	8,049,338	3,172,616
Thai Union Group PCL, NVDR	7,523,540	2,825,841
Tisco Financial Group PCL, NVDR	1,935,559	5,183,211
TMBThanachart Bank PCL, NVDR	64,508,656	2,997,272
WHA Corp. PCL, NVDR	20,111,120	2,797,680

		104,254,354

United Arab Emirates-5.14%
Abu Dhabi Commercial Bank PJSC	1,365,328	2,984,913
Abu Dhabi National Oil Co. for Distribution PJSC	3,263,538	2,985,431
ADNOC Drilling Co. PJSC	2,598,676	2,575,328
Aldar Properties PJSC	2,008,185	2,843,061
Borouge PLC	5,727,231	3,913,790
Dubai Electricity and Water Authority PJSC	6,101,487	3,953,591
Dubai Islamic Bank PJSC	2,827,374	4,156,771
Emaar Properties PJSC	1,633,862	2,975,915
Emirates NBD Bank PJSC	774,241	3,572,933

	Shares	Value
United Arab Emirates-(continued)
Emirates Telecommunications Group Co. PJSC	586,679	$2,948,569
First Abu Dhabi Bank PJSC	816,860	2,819,979

		35,730,281

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.81% (Cost $732,026,429)		694,094,628

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.29%
Invesco Private Government Fund, 5.32%(f)(g)(h)	4,448,834	4,448,834
Invesco Private Prime Fund, 5.53%(f)(g)(h)	11,442,560	11,443,704

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,892,617)		15,892,538

TOTAL INVESTMENTS IN SECURITIES-102.10% (Cost $747,919,046)		709,987,166
OTHER ASSETS LESS LIABILITIES-(2.10)%		(14,594,680)

NET ASSETS-100.00%		$695,392,486

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Wts.-Warrants

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $13,290,569, which represented 1.91% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)	Non-income producing security.
(d)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$71,008,558	$(71,008,558)	$-	$-	$-	$18,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,288,267	$45,270,471	$(44,109,904)	$-	$-	$4,448,834	$143,558	*

Invesco Private Prime Fund	8,453,393	89,294,145	(86,302,893)	(68)	(873)	11,443,704	380,347	*

Total	$11,741,660	$205,573,174	$(201,421,355)	$(68)	$(873)	$15,892,538	$542,340

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P Emerging Markets Momentum ETF (EEMO)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Brazil-5.98%
Banco do Brasil S.A.	4,916	$47,132
Caixa Seguridade Participacoes S.A.	2,366	5,076
Equatorial Energia S.A.	2,852	17,871
Gerdau S.A., Preference Shares	3,555	15,347
Petroleo Brasileiro S.A., Preference Shares	14,371	98,998
PRIO S.A.(a)	3,479	32,907
Raia Drogasil S.A.	4,242	21,702
WEG S.A.	5,096	33,357

		272,390

Chile-0.67%
Banco Santander Chile	219,080	9,521
Cencosud S.A.	5,860	9,463
Enel Chile S.A.	192,418	11,358

		30,342

China-2.92%
CRRC Corp. Ltd., H Shares	18,004	7,501
New Oriental Education & Technology Group, Inc.(a)	5,206	34,065
PetroChina Co. Ltd., H Shares	104,786	68,299
Vipshop Holdings Ltd., ADR(a)	1,183	16,870
ZTE Corp., H Shares	2,696	5,988

		132,723

Czech Republic-0.17%
Komercni banka A.S.	272	7,954

Egypt-0.74%
Commercial International Bank Egypt S.A.E.	17,223	33,611

Greece-3.19%
Alpha Services and Holdings S.A.(a)	9,322	13,893
Eurobank Ergasias Services and Holdings S.A.(a)	11,882	19,367
JUMBO S.A.	679	17,842
Motor Oil Hellas Corinth Refineries S.A.	220	5,232
Mytilineos S.A.	905	33,461
National Bank of Greece S.A.(a)	3,064	17,489
OPAP S.A.	573	9,691
Piraeus Financial Holdings S.A.(a)	5,938	17,511
Public Power Corp. S.A.(a)	1,062	10,810

		145,296

Hungary-0.79%
OTP Bank Nyrt	972	36,089

India-25.96%
ABB India Ltd.	249	12,290
Aditya Birla Capital Ltd.(a)	2,696	5,584
AIA Engineering Ltd.	146	6,165
APL Apollo Tubes Ltd.	801	15,059
Aurobindo Pharma Ltd.	1,052	10,734
Bajaj Auto Ltd.	236	15,063
Bank of Baroda	4,883	11,507
Bharat Electronics Ltd.	13,184	21,100
Bharti Airtel Ltd.	9,414	103,390
Britannia Industries Ltd.	366	19,459
Canara Bank	1,468	6,777
CG Power and Industrial Solutions Ltd.	3,546	16,614
Cholamandalam Investment and Finance Co. Ltd.	1,764	24,096

	Shares	Value
India-(continued)
Colgate-Palmolive (India) Ltd.	490	$12,440
Cummins India Ltd.	683	13,753
Dr. Reddy’s Laboratories Ltd.	536	34,555
Hindustan Aeronautics Ltd.(b)	1,110	24,305
IDBI Bank Ltd.	2,016	1,498
IDFC First Bank Ltd.(a)	22,500	22,349
Indian Hotels Co. Ltd. (The)	3,509	16,159
Indian Oil Corp. Ltd.	16,204	17,458
Indian Railway Finance Corp. Ltd.(b)	9,133	7,964
InterGlobe Aviation Ltd.(a)(b)	436	12,850
ITC Ltd.	18,043	92,839
Jindal Steel & Power Ltd.	1,705	12,979
Larsen & Toubro Ltd.	3,388	119,190
Lupin Ltd.	1,014	13,740
Mahindra & Mahindra Financial Services Ltd.	2,204	6,495
Max Healthcare Institute Ltd.	3,028	20,866
NHPC Ltd.	10,952	6,603
NMDC Ltd.	4,386	8,123
NTPC Ltd.	22,944	64,981
Oil & Natural Gas Corp. Ltd.	17,070	38,165
Oracle Financial Services Software Ltd.	88	4,098
Polycab India Ltd.	336	19,864
Power Finance Corp. Ltd.	11,951	35,397
Punjab National Bank	11,564	10,139
REC Ltd.	10,013	34,588
Siemens Ltd.	373	14,923
Sun Pharmaceutical Industries Ltd.	3,357	43,892
Supreme Industries Ltd.	366	19,031
Syngene International Ltd.(b)	684	5,589
Tata Communications Ltd.	592	11,826
Tata Motors Ltd.	6,432	48,565
Torrent Pharmaceuticals Ltd.	360	8,320
Tube Investments of India Ltd.	347	13,129
TVS Motor Co. Ltd.	985	18,820
Union Bank of India Ltd.	8,982	10,961
Varun Beverages Ltd.	2,028	22,136
Vedanta Ltd.	3,787	9,852
Zomato Ltd.(a)	19,302	24,366
Zydus Lifesciences Ltd.	1,678	11,559

		1,182,205

Indonesia-5.89%
PT Bank Central Asia Tbk	181,450	99,949
PT Bank Mandiri (Persero) Tbk	177,776	63,511
PT Bank Rakyat Indonesia (Persero) Tbk	285,172	89,043
PT Indofood CBP Sukses Makmur Tbk	7,664	4,994
PT Sumber Alfaria Trijaya Tbk	57,692	10,496

		267,993

Malaysia-0.56%
Gamuda Bhd	8,150	7,937
YTL Corp. Bhd	34,496	10,571
YTL Power International Bhd	15,326	6,787

		25,295

Mexico-6.09%
CEMEX S.A.B. de C.V., Series CPO(a)(c)(d)	52,210	31,321
Fibra Uno Administracion S.A. de C.V.	9,608	14,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2023

	Shares	Value
Mexico-(continued)
Fomento Economico Mexicano S.A.B. de C.V., Series CPO(e)	9,222	$104,240
Grupo Carso S.A.B. de C.V., Series A1(c)	2,744	17,473
Grupo Financiero Banorte S.A.B. de C.V., Class O	9,104	73,788
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	5,075	9,291
Southern Copper Corp.	378	26,800

		277,480

Philippines-0.38%
BDO Unibank, Inc.	7,720	17,348

Poland-2.60%
Bank Polska Kasa Opieki S.A.	746	22,607
Budimex S.A.	54	6,023
CD Projekt S.A.(c)	268	6,678
InPost S.A.(a)	812	8,006
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	3,604	37,220
Powszechny Zaklad Ubezpieczen S.A.	1,980	22,370
Santander Bank Polska S.A.(a)	142	15,379

		118,283

Romania-0.22%
NEPI Rockcastle N.V.(a)	1,858	9,976

Russia-0.00%
Alrosa PJSC(f)	11,439	0
Gazprom PJSC(a)(f)	43,562	0
Severstal PAO(a)(f)	1,045	0

		0

Saudi Arabia-1.33%
Arabian Internet & Communications Services Co.	84	7,004
Dr Sulaiman Al Habib Medical Services Group Co.	277	18,606
Elm Co.	186	34,765

		60,375

South Africa-2.48%
Bid Corp. Ltd.	1,276	26,912
Bidvest Group Ltd. (The)	1,096	15,423
Gold Fields Ltd.	3,610	47,847
OUTsurance Group Ltd.	3,342	7,188
Woolworths Holdings Ltd.	4,239	15,690

		113,060

South Korea-9.50%
Doosan Bobcat, Inc.	256	7,345
Ecopro B.M. Co. Ltd.	320	46,488
Ecopro Co. Ltd.	170	78,042
Hanwha Aerospace Co. Ltd.	138	10,320
Hanwha Ocean Co. Ltd.(a)	238	4,159
Hanwha Ocean Co. Ltd., Rts., expiring 12/29/2023(a)	78	101
JYP Entertainment Corp.	170	12,915
Meritz Financial Group, Inc.(a)	394	14,645
POSCO Future M Co. Ltd.	271	47,456
POSCO Holdings, Inc.	549	167,275
Posco International Corp.	402	14,912
Samsung Engineering Co. Ltd.(a)	804	14,139
Samsung Heavy Industries Co. Ltd.(a)	2,890	14,594

		432,391

Taiwan-17.92%
Acer, Inc.	12,742	13,396
Alchip Technologies Ltd.	418	33,829

	Shares	Value
Taiwan-(continued)
Chicony Electronics Co. Ltd.	3,082	$11,830
Chroma ATE, Inc.	1,508	10,135
Compal Electronics, Inc.	15,212	13,155
Delta Electronics, Inc.	7,542	67,549
Elite Material Co. Ltd.	2,006	22,203
Faraday Technology Corp.	942	8,771
Gigabyte Technology Co. Ltd.	4,298	28,821
Global Unichip Corp.	582	25,749
Gold Circuit Electronics Ltd.	1,422	7,716
Hotai Finance Co. Ltd.	842	3,232
Innolux Corp.	34,226	12,821
International Games System Co. Ltd.	664	12,754
Inventec Corp.	24,550	30,427
King Slide Works Co. Ltd.	354	7,662
King Yuan Electronics Co. Ltd.	5,526	12,999
Lite-On Technology Corp.	16,494	50,853
Makalot Industrial Co. Ltd.	1,520	16,941
Micro-Star International Co. Ltd.	3,648	18,558
Novatek Microelectronics Corp.	2,546	35,676
Powertech Technology, Inc.	2,500	8,093
Qisda Corp.	8,704	11,365
Quanta Computer, Inc.	24,262	141,376
Radiant Opto-Electronics Corp.	1,902	7,271
TA Chen Stainless Pipe	7,144	8,161
Taishin Financial Holding Co. Ltd.	51,850	27,576
Taiwan Business Bank	792	311
Teco Electric and Machinery Co. Ltd.	8,088	11,496
Tripod Technology Corp.	2,224	11,314
Wistron Corp.	25,246	69,585
Wiwynn Corp.	588	27,555
Yuanta Financial Holding Co. Ltd.	53,590	40,149
Yulon Motor Co. Ltd.	2,920	6,671

		816,000

Thailand-1.71%
Bangkok Bank PCL, NVDR	2,406	10,543
Delta Electronics Thailand PCL, NVDR	17,642	38,776
Krung Thai Bank PCL, NVDR	14,714	7,696
Tisco Financial Group PCL, NVDR	1,726	4,622
TMBThanachart Bank PCL, NVDR	229,184	10,649
WHA Corp. PCL, NVDR	39,558	5,503

		77,789

Turkey-8.91%
AG Anadolu Grubu Holding A.S.	535	3,884
Akbank T.A.S.	22,264	23,183
Alarko Holding A.S.	861	3,080
Anadolu Efes Biracilik ve Malt Sanayii A.S.	1,207	4,260
Arcelik A.S.	1,102	5,289
Aselsan Elektronik Sanayi Ve Ticaret A.S.	8,978	13,118
BIM Birlesik Magazalar A.S.	2,725	26,197
Borusan Yatirim ve Pazarlama A.S.	54	4,438
Coca-Cola Icecek A.S.	406	5,278
Dogus Otomotiv Servis ve Ticaret A.S.	262	2,301
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	10,220	2,370
Enerjisa Enerji A.S.(b)	2,064	3,548
Enka Insaat ve Sanayi A.S.	6,347	6,824
Ford Otomotiv Sanayi A.S.	608	16,897
Gubre Fabrikalari T.A.S.(a)	373	4,326
Haci Omer Sabanci Holding A.S.	10,434	19,730
Hektas Ticaret T.A.S.(a)	6,103	4,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2023

	Shares	Value
Turkey-(continued)
Iskenderun Demir ve Celik A.S.(a)	493	$621
KOC Holding A.S.	11,029	53,327
Kontrolmatik Enerji Ve Muhendislik A.S.	738	6,847
Koza Altin Isletmeleri A.S.	7,112	5,520
Oyak Cimento Fabrikalari A.S.(a)	2,692	6,789
Pegasus Hava Tasimaciligi A.S.(a)	387	9,643
Petkim Petrokimya Holding A.S.(a)	5,136	3,573
Sasa Polyester Sanayi A.S.(a)	6,031	9,115
TAV Havalimanlari Holding A.S.(a)	774	3,135
Tofas Turk Otomobil Fabrikasi A.S.	1,106	9,409
Turk Hava Yollari AO(a)	6,129	47,073
Turk Telekomunikasyon A.S.(a)	2,183	1,482
Turk Traktor ve Ziraat Makineleri A.S.	220	5,646
Turkcell Iletisim Hizmetleri A.S.(a)	8,141	13,812
Turkiye Garanti Bankasi A.S.	3,854	6,402
Turkiye Halk Bankasi A.S.(a)	3,784	1,760
Turkiye Is Bankasi A.S., Class C	21,325	15,813
Turkiye Petrol Rafinerileri A.S.	5,794	29,059
Turkiye Sise ve Cam Fabrikalari A.S.	7,664	12,824
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	4,971	2,864
Vestel Beyaz Esya Sanayi ve Ticaret A.S.	1,363	808
Yapi ve Kredi Bankasi A.S.	17,872	10,890

		405,863

United Arab Emirates-1.16%
Emirates NBD Bank PJSC	8,434	38,921
Multiply Group PJSC(a)	15,212	14,081

		53,002

United Kingdom-0.60%
AngloGold Ashanti PLC	1,486	27,307

Total Common Stocks & Other Equity Interests (Cost $4,748,298)		4,542,772

	Shares	Value
Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(g)(h) (Cost $5,499)	5,499	$5,499

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $4,753,797)		4,548,271

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.27%
Invesco Private Government Fund, 5.32%(g)(h)(i)	15,924	15,924
Invesco Private Prime Fund, 5.53%(g)(h)(i)	41,941	41,945

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $57,868)		57,869

TOTAL INVESTMENTS IN SECURITIES-101.16% (Cost $4,811,665)		4,606,140
OTHER ASSETS LESS LIABILITIES-(1.16)%		(52,869)

NET ASSETS-100.00%		$4,553,271

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $54,256, which represented 1.19% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(g)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$4,220	$212,902	$(211,623)	$-	$-	$5,499	$133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$6,971	$287,813	$(278,860)	$-	$-	$15,924	$556	*

Invesco Private Prime Fund	17,921	561,190	(537,170)	1	3	41,945	1,435	*

Total	$29,112	$1,061,905	$(1,027,653)	$1	$3	$63,368	$2,124

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P International Developed Low Volatility ETF (IDLV)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.72%
Australia-7.83%
ANZ Group Holdings Ltd.	158,535	$2,480,303
APA Group	472,502	2,465,117
Brambles Ltd.	296,160	2,458,306
Coles Group Ltd.	316,837	3,063,245
Commonwealth Bank of Australia	42,163	2,577,719
CSL Ltd.	16,403	2,413,086
Lottery Corp. Ltd. (The)	810,673	2,325,148
National Australia Bank Ltd.	136,296	2,420,598
Orica Ltd.	256,020	2,376,373
Steadfast Group Ltd.	836,167	2,858,864
Telstra Group Ltd.	1,409,338	3,399,749
Transurban Group	351,374	2,629,625
Washington H Soul Pattinson & Co. Ltd.	139,305	2,947,677
Wesfarmers Ltd.	72,536	2,320,191
Westpac Banking Corp.	188,855	2,463,216
Woolworths Group Ltd.	126,649	2,824,216

		42,023,433

Belgium-1.46%
Ackermans & van Haaren N.V.(a)	17,906	2,655,409
Anheuser-Busch InBev S.A./N.V.	45,598	2,584,811
Groupe Bruxelles Lambert N.V.(a)	35,378	2,580,224

		7,820,444

Canada-15.20%
Alimentation Couche-Tard, Inc.	49,375	2,684,905
Bank of Montreal	32,244	2,433,891
Bank of Nova Scotia (The)(a)	59,528	2,407,706
BCE, Inc.	81,683	3,029,023
Canadian National Railway Co.	25,480	2,693,089
Canadian Utilities Ltd., Class A	131,341	2,775,829
CGI,Inc.,Class A(b)	26,065	2,513,655
Choice Properties REIT	311,440	2,701,054
Dollarama, Inc.	40,390	2,755,219
Emera, Inc.(a)	70,123	2,294,246
Empire Co. Ltd., Class A	102,120	2,795,289
Enbridge, Inc.(a)	83,901	2,685,799
Fortis, Inc.	75,561	2,996,858
George Weston Ltd.	25,237	2,734,485
Great-West Lifeco, Inc.	101,362	2,805,207
Hydro One Ltd.(c)	112,048	2,902,392
Intact Financial Corp.	20,474	2,873,513
Loblaw Cos. Ltd.	32,832	2,682,374
Manulife Financial Corp.	144,398	2,510,908
Metro, Inc.	66,509	3,374,676
National Bank of Canada	40,478	2,513,966
Power Corp. of Canada	113,905	2,741,269
Restaurant Brands International, Inc.	40,180	2,696,032
Rogers Communications, Inc., Class B	62,293	2,305,503
Royal Bank of Canada	37,536	2,994,768
Sun Life Financial, Inc.	65,839	3,003,956
TELUS Corp.	177,339	2,856,330
Thomson Reuters Corp.	21,045	2,518,123
TMX Group Ltd.	134,824	2,804,766
Toronto-Dominion Bank (The)	45,174	2,520,568

		81,605,399

	Shares	Value

China-0.50%
Wilmar International Ltd.	1,030,237	$2,677,015

Denmark-0.92%
Carlsberg A/S, Class B	17,971	2,137,784
Tryg A/S	143,617	2,799,589

		4,937,373

Finland-1.00%
Elisa OYJ	70,585	2,990,303
Sampo OYJ	60,673	2,379,916

		5,370,219

France-3.49%
Air Liquide S.A.	14,180	2,423,303
Bureau Veritas S.A.	98,691	2,241,760
Danone S.A.	57,483	3,411,649
Edenred SE	44,496	2,362,902
Orange S.A.(a)	284,879	3,345,412
Pernod Ricard S.A.	13,021	2,305,336
Vinci S.A.(a)	24,054	2,656,413

		18,746,775

Germany-3.11%
Allianz SE	10,944	2,555,330
Beiersdorf AG	23,774	3,117,268
Deutsche Boerse AG	14,323	2,349,637
Deutsche Telekom AG	129,246	2,797,152
Henkel AG& Co. KGaA, Preference Shares(a)	46,099	3,317,311
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	6,433	2,573,680

		16,710,378

Hong Kong-1.42%
HKT Trust & HKT Ltd.	2,445,829	2,531,914
MTR Corp. Ltd.	672,365	2,513,442
Power Assets Holdings Ltd.	534,793	2,556,202

		7,601,558

Italy-0.47%
Assicurazioni Generali S.p.A.	126,353	2,503,492

Japan-39.81%
ACOM Co. Ltd.	1,001,330	2,333,318
Activia Properties, Inc.	1,052	2,837,611
Advance Residence Investment Corp.	1,169	2,535,683
AEON Co. Ltd.	137,058	2,866,141
AEON Mall Co. Ltd.	242,492	2,742,836
AGC, Inc.	70,512	2,379,655
ANA Holdings, Inc.(a)(b)	123,628	2,409,785
Asahi Kasei Corp.	436,559	2,661,815
Bridgestone Corp.	67,208	2,514,891
Canon Marketing Japan, Inc.	94,662	2,249,586
Canon, Inc.	100,399	2,354,101
Central Japan Railway Co.	107,381	2,407,910
COMSYS Holdings Corp.	131,139	2,679,151
Daiwa House Industry Co. Ltd.	102,729	2,799,449
Daiwa House REIT Investment Corp.	1,652	2,919,048
Daiwa Office Investment Corp.	644	2,810,816
Daiwa Securities Group, Inc.	425,493	2,427,455
East Japan Railway Co.	51,286	2,665,809
Electric Power Development Co. Ltd.	156,056	2,379,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
ENEOS Holdings, Inc.	645,955	$2,378,745
GLP J-Reit	2,633	2,355,783
Hankyu Hanshin Holdings, Inc.	76,891	2,399,972
Haseko Corp.	243,307	2,972,958
Hulic Co. Ltd.	334,526	3,041,648
Japan Metropolitan Fund Investment Corp.	3,835	2,468,966
Japan Post Holdings Co. Ltd.	313,465	2,761,150
Japan Prime Realty Investment Corp.	1,162	2,716,154
Japan Real Estate Investment Corp.	640	2,370,762
Japan Tobacco, Inc.	129,819	3,018,209
Kamigumi Co. Ltd.	128,234	2,582,546
KDDI Corp.	101,549	3,008,685
Keikyu Corp.	272,834	2,302,366
Kewpie Corp.(a)	177,735	3,080,098
Kintetsu Group Holdings Co. Ltd.	81,486	2,280,822
Kirin Holdings Co. Ltd.	219,171	3,067,338
Kobayashi Pharmaceutical Co. Ltd.	53,839	2,211,222
Kyocera Corp.	50,696	2,468,436
Kyushu Railway Co.	133,613	2,718,225
Lion Corp.	238,697	2,287,753
McDonald’s Holdings Co. (Japan) Ltd.(a)	123,974	4,821,598
Medipal Holdings Corp.	156,607	2,616,235
MEIJI Holdings Co. Ltd.	102,520	2,516,883
Mitsubishi Estate Co. Ltd.	184,161	2,327,473
Mitsubishi Gas Chemical Co., Inc.	182,337	2,441,073
Mitsubishi HC Capital, Inc.	434,961	2,840,192
Nagoya Railroad Co. Ltd.	154,172	2,145,449
NH Foods Ltd.	100,088	2,993,817
Nippon Accommodations Fund, Inc.	641	2,577,629
Nippon Building Fund, Inc.	626	2,509,043
Nippon Express Holdings, Inc.	49,079	2,501,508
Nippon Telegraph & Telephone Corp.	2,598,383	3,033,406
Nisshin Seifun Group, Inc.	207,397	3,118,247
Nissin Foods Holdings Co. Ltd.	28,940	2,512,866
NOF Corp.	57,998	2,272,126
Nomura Real Estate Master Fund, Inc.	2,561	2,822,351
OBIC Co. Ltd.	14,840	2,179,774
Oji Holdings Corp.	673,710	2,862,194
ORIX JREIT, Inc.	2,015	2,312,437
Osaka Gas Co. Ltd.	168,953	3,170,553
Otsuka Holdings Co. Ltd.	69,613	2,321,276
SBI Holdings, Inc.	115,804	2,467,559
SECOM Co. Ltd.	39,311	2,712,536
Sekisui Chemical Co. Ltd.	168,459	2,284,755
Sekisui House Ltd.	130,541	2,533,329
Sekisui House REIT, Inc.(a)	5,097	2,679,000
SHIMAMURA Co. Ltd.	24,059	2,366,264
Shimizu Corp.	358,700	2,536,681
Shionogi & Co. Ltd.	58,389	2,693,809
SHO-BOND Holdings Co. Ltd.	66,733	2,608,600
Skylark Holdings Co. Ltd.(a)(b)	218,682	3,213,555
SoftBank Corp.	401,461	4,519,733
Sohgo Security Services Co. Ltd.	392,291	2,283,626
Takeda Pharmaceutical Co. Ltd.	101,070	2,711,528
Tobu Railway Co. Ltd.	97,224	2,326,520
Toho Co. Ltd.	68,904	2,334,487
Tokyu Corp.	211,722	2,376,621
Tosoh Corp.	193,742	2,350,694
United Urban Investment Corp.	2,305	2,319,535
USS Co. Ltd.	149,751	2,597,121

	Shares	Value
Japan-(continued)
West Japan Railway Co.	58,619	$2,224,073
Yamada Holdings Co. Ltd.	1,033,323	3,260,073

		213,762,944

Netherlands-2.64%
Heineken N.V.	26,860	2,405,856
JDE Peet’s N.V.(a)	110,057	3,052,506
Koninklijke Ahold Delhaize N.V.	90,412	2,675,834
Koninklijke KPN N.V.(a)	1,013,475	3,401,198
Wolters Kluwer N.V.	20,712	2,651,193

		14,186,587

New Zealand-2.01%
Auckland International Airport Ltd.	581,453	2,482,404
Contact Energy Ltd.	584,205	2,647,064
Infratil Ltd.	447,109	2,553,798
Spark New Zealand Ltd.	1,080,610	3,123,828

		10,807,094

Norway-0.45%
Orkla ASA	354,414	2,440,865

Singapore-6.78%
CapitaLand Ascendas REIT	1,301,308	2,469,546
City Developments Ltd.	553,621	2,553,837
DBS Group Holdings Ltd.	131,698	3,157,753
Genting Singapore Ltd.	3,979,769	2,498,158
Mapletree Industrial Trust	1,651,670	2,591,942
Oversea-Chinese Banking Corp. Ltd.	418,290	3,871,331
Singapore Airlines Ltd.(a)	562,774	2,509,798
Singapore Exchange Ltd.	482,962	3,338,309
Singapore Technologies Engineering Ltd.	1,048,401	2,877,258
Singapore Telecommunications Ltd.	1,623,253	2,819,855
United Overseas Bank Ltd.	151,159	2,981,144
UOL Group Ltd.	546,146	2,351,930
Venture Corp. Ltd.	279,848	2,389,856

		36,410,717

Spain-1.50%
Iberdrola S.A.	273,270	3,032,888
Naturgy Energy Group S.A.(a)	88,131	2,487,225
Redeia Corp. S.A.	163,503	2,541,358

		8,061,471

Switzerland-3.11%
Chocoladefabriken Lindt & Spruengli AG, PC	253	2,793,967
Nestle S.A.	28,482	3,069,001
Novartis AG	27,270	2,533,274
SGS S.A.	27,234	2,213,913
Swisscom AG	5,432	3,247,083
Zurich Insurance Group AG	6,055	2,864,989

		16,722,227

United Kingdom-6.10%
British American Tobacco PLC	80,019	2,382,813
Bunzl PLC	80,833	2,875,907
Coca-Cola Europacific Partners PLC	39,915	2,335,427
Compass Group PLC	124,018	3,119,653
Diageo PLC	71,956	2,712,879
Imperial Brands PLC	125,810	2,673,151
London Stock Exchange Group PLC	26,141	2,626,484
National Grid PLC	216,686	2,573,109
Reckitt Benckiser Group PLC	40,570	2,708,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2023

	Shares	Value
United Kingdom-(continued)
RELX PLC	83,332	$2,900,101
Smiths Group PLC	133,536	2,614,505
Unilever PLC	68,760	3,244,860

		32,767,507

United States-1.92%
Ferrovial SE(a)	89,765	2,698,434
QIAGEN N.V.(b)	60,172	2,233,696
Roche Holding AG	10,675	2,743,090
Waste Connections, Inc.	20,208	2,613,757

		10,288,977

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.72% (Cost $577,364,830)		535,444,475

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.21%
Invesco Private Government Fund, 5.32%(d)(e)(f)	9,336,181	$9,336,181
Invesco Private Prime Fund, 5.53%(d)(e)(f)	24,012,074	24,014,475

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $33,350,437)		33,350,656

TOTAL INVESTMENTS IN SECURITIES-105.93% (Cost $610,715,267)		568,795,131
OTHER ASSETS LESS LIABILITIES-(5.93)%		(31,832,547)

NET ASSETS-100.00%.		$536,962,584

Investment Abbreviations:

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$49,451	$21,521,439	$(21,570,890)	$-	$-	$-	$7,440

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,908,375	137,631,778	(137,203,972)	-	-	9,336,181	602,638	*

Invesco Private Prime Fund	22,901,210	296,303,170	(295,187,217)	146	(2,834)	24,014,475	1,624,048	*

Total	$31,859,036	$455,456,387	$(453,962,079)	$146	$(2,834)	$33,350,656	$2,234,126

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P International Developed Momentum ETF (IDMO)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Australia-4.99%
AGL Energy Ltd.(a)	8,891	$60,515
BHP Group Ltd.	54,461	1,534,449
Brambles Ltd.	18,021	149,585
Insurance Australia Group Ltd.	36,128	129,698
Northern Star Resources Ltd.	13,890	102,807
Origin Energy Ltd.	18,146	104,896
Pilbara Minerals Ltd.(a)	35,721	83,003
Pro Medicus Ltd.	627	29,591
Qantas Airways Ltd.(b)	11,325	35,207
QBE Insurance Group Ltd.	22,083	218,117
Seven Group Holdings Ltd.	3,195	56,116
Suncorp Group Ltd.	16,976	143,813
Washington H Soul Pattinson & Co. Ltd.(a)	3,950	83,582
WiseTech Global Ltd.	2,945	108,447
Woodside Energy Group Ltd.	19,536	423,770

		3,263,596

Austria-0.32%
Erste Group Bank AG	4,938	176,157
voestalpine AG	1,316	32,772

		208,929

Belgium-0.42%
KBC Group N.V.	4,317	236,823
Lotus Bakeries N.V.(a)	5	36,995

		273,818

Canada-4.90%
Constellation Software, Inc.	240	480,607
Element Fleet Management Corp.	5,820	78,648
Fairfax Financial Holdings Ltd.	424	352,464
Great-West Lifeco, Inc.	4,743	131,263
iA Financial Corp., Inc.	1,317	76,549
Ivanhoe Mines Ltd., Class A(a)(b)	7,794	57,378
Restaurant Brands International, Inc.	6,585	441,846
Shopify, Inc., Class A(b)	16,009	755,217
Stantec, Inc.	1,836	112,216
Sun Life Financial, Inc.	7,346	335,167
Teck Resources Ltd., Class B	5,480	193,423
Thomson Reuters Corp.	1,608	192,404

		3,207,182

Chile-0.11%
Antofagasta PLC	4,213	68,760

Denmark-5.34%
Danske Bank A/S	12,440	291,121
Novo Nordisk A/S, Class B	33,381	3,200,371

		3,491,492

Finland-0.70%
Nordea Bank Abp	43,636	458,128

France-7.20%
AXA S.A.	21,952	648,648
BNP Paribas S.A.	13,756	789,382
Cie de Saint-Gobain S.A.	6,361	345,592
Credit Agricole S.A.	16,881	203,020
Edenred SE	2,585	137,273
ENGIE S.A.	25,362	402,222

	Shares	Value
France-(continued)
Hermes International S.C.A.	534	$993,185
Publicis Groupe S.A.	3,689	279,656
Safran S.A.	5,867	911,733

		4,710,711

Germany-13.61%
Allianz SE	5,488	1,281,401
Bayerische Motoren Werke AG	5,479	507,492
Bayerische Motoren Werke AG, Preference Shares	1,128	95,562
Commerzbank AG	14,612	156,766
Deutsche Lufthansa AG(b)	9,791	68,345
E.ON SE	33,964	402,797
Hannover Rueck SE	1,113	245,053
Heidelberg Materials AG	2,282	165,179
Infineon Technologies AG	16,000	464,657
Mercedes-Benz Group AG	9,808	574,646
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	3,292	1,317,046
SAP SE	15,425	2,066,398
Siemens AG	11,180	1,476,685
Talanx AG	1,323	83,136

		8,905,163

Hong Kong-0.06%
Swire Pacific Ltd., Class A	6,218	39,813

Ireland-0.99%
AerCap Holdings N.V.(b)	1,761	109,393
Flutter Entertainment PLC(b)	3,459	540,930

		650,323

Israel-0.06%
Global-e Online Ltd.(b)	1,157	40,622

Italy-6.16%
Assicurazioni Generali S.p.A.	19,707	390,464
Banca Mediolanum S.p.A.	3,391	27,620
Enel S.p.A.	111,593	706,308
Ferrari N.V.	2,085	629,198
Intesa Sanpaolo S.p.A.	316,783	822,534
Leonardo S.p.A.	4,583	68,958
Mediobanca Banca di Credito Finanziario S.p.A.(a)	12,820	152,717
Poste Italiane S.p.A.(c)	6,408	63,262
UniCredit S.p.A.	46,872	1,170,470

		4,031,531

Japan-36.56%
ABC-MART, Inc.	1,464	22,529
Advantest Corp.	19,774	498,120
Ajinomoto Co., Inc.	11,026	398,973
Alfresa Holdings Corp.	2,840	44,781
Amada Co. Ltd.	5,442	52,104
ANA Holdings, Inc.(b)	2,809	54,754
ASICS Corp.	3,236	101,047
Capcom Co. Ltd.	3,162	101,033
Chiba Bank Ltd. (The)	9,390	69,412
Chubu Electric Power Co., Inc.	10,155	122,206
Concordia Financial Group Ltd.	18,035	82,943
Dai Nippon Printing Co. Ltd.	3,167	81,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Daiwa Securities Group, Inc.	20,227	$115,396
Denso Corp.	27,984	406,423
Disco Corp.	2,292	395,835
Eisai Co. Ltd.	3,534	185,771
Fukuoka Financial Group, Inc.	3,014	78,751
GOLDWIN, Inc.	488	30,463
Hankyu Hanshin Holdings, Inc.	3,149	98,289
Hikari Tsushin, Inc.	366	52,249
Hitachi Construction Machinery Co. Ltd.	1,634	41,561
Hitachi Ltd.	13,748	860,311
Honda Motor Co. Ltd.	72,606	722,249
Hoshizaki Corp.	1,697	54,324
IBIDEN Co. Ltd.	3,319	138,966
Isetan Mitsukoshi Holdings Ltd.	5,524	61,789
Isuzu Motors Ltd.	7,626	83,614
ITOCHU Corp.(a)	26,095	925,804
Japan Airlines Co. Ltd.(a)	2,002	36,538
Japan Tobacco, Inc.	22,818	530,504
JFE Holdings, Inc.	9,843	135,480
JTEKT Corp.	3,207	25,972
Kajima Corp.	9,233	151,135
Kamigumi Co. Ltd.	1,270	25,577
Kansai Electric Power Co., Inc. (The)	12,243	155,741
Kawasaki Heavy Industries Ltd.	2,117	46,018
Keisei Electric Railway Co. Ltd.	3,753	140,188
Komatsu Ltd.	13,632	311,714
Kuraray Co. Ltd.	5,270	59,853
Lawson, Inc.	927	44,696
Marubeni Corp.	44,120	634,510
MatsukiyoCocokara & Co.	7,532	131,199
McDonald’s Holdings Co. (Japan) Ltd.	1,016	39,514
Medipal Holdings Corp.	2,587	43,218
Mitsubishi Corp.	37,176	1,707,280
Mitsubishi Electric Corp.	43,508	481,922
Mitsubishi HC Capital, Inc.	24,967	163,029
Mitsubishi Heavy Industries Ltd.	4,091	207,785
Mitsubishi UFJ Financial Group, Inc.	234,373	1,945,306
Mitsui & Co. Ltd.	40,051	1,432,575
Mitsui Chemicals, Inc.	3,350	83,238
Mizuho Financial Group, Inc.	54,752	920,276
NEC Corp.	4,676	222,461
Nichirei Corp.	2,135	46,071
Nippon Sanso Holdings Corp.	3,559	88,619
Nippon Steel Corp.(a)	21,296	454,480
Nissin Foods Holdings Co. Ltd.	979	85,007
Obayashi Corp.	12,219	103,919
Oriental Land Co. Ltd.	15,646	501,784
Otsuka Corp.	1,717	68,285
Pan Pacific International Holdings Corp.	6,090	116,878
Panasonic Holdings Corp.	48,954	423,129
Pola Orbis Holdings, Inc.	1,026	10,257
Renesas Electronics Corp.(b)	36,391	469,891
Resona Holdings, Inc.	36,336	192,783
Rohto Pharmaceutical Co. Ltd.	3,158	72,817
Sanwa Holdings Corp.	3,694	49,235
SCREEN Holdings Co. Ltd.	1,650	75,546
Sega Sammy Holdings, Inc.	1,902	29,463
Sekisui House Ltd.	8,999	174,638
Shimizu Corp.	9,099	64,347
Shin-Etsu Chemical Co. Ltd.	28,480	840,230

	Shares	Value
Japan-(continued)
Shinko Electric Industries Co. Ltd.	979	$30,842
Shizuoka Financial Group, Inc.	9,523	80,267
Sojitz Corp.	5,636	115,589
Sumitomo Corp.	29,095	564,533
Sumitomo Electric Industries Ltd.	9,479	98,204
Sumitomo Forestry Co. Ltd.	4,878	113,829
Sumitomo Mitsui Financial Group, Inc.	31,844	1,518,133
Sumitomo Mitsui Trust Holdings, Inc.	4,584	169,806
Sundrug Co. Ltd.	1,067	28,844
T&D Holdings, Inc.	8,463	149,344
Taisei Corp.	2,247	75,654
Tobu Railway Co. Ltd.	2,213	52,956
Tokio Marine Holdings, Inc.	22,733	501,809
Tokyo Gas Co. Ltd.	4,356	97,190
TOPPAN Holdings, Inc.	5,665	129,127
Toyo Seikan Group Holdings Ltd.	3,214	53,586
Toyota Boshoku Corp.	1,348	23,116
Toyota Tsusho Corp.	6,015	314,006
Tsuruha Holdings, Inc.(a)	570	41,589
Yamaha Motor Co. Ltd.	7,236	173,775
Yokohama Rubber Co. Ltd. (The)	2,666	48,525
Zensho Holdings Co. Ltd.	2,317	121,247

		23,926,520

Netherlands-1.15%
EXOR N.V.	1,220	104,375
ING Groep N.V.	51,199	650,924

		755,299

Singapore-1.37%
Jardine Cycle & Carriage Ltd.	1,020	20,995
Keppel Corp. Ltd.	33,497	151,831
Keppel REIT	6,699	3,887
Oversea-Chinese Banking Corp. Ltd.	56,540	523,286
Sembcorp Industries Ltd.	23,274	77,974
Singapore Airlines Ltd.(a)	26,823	119,622

		897,595

Spain-3.95%
Banco Bilbao Vizcaya Argentaria S.A.	123,329	967,523
Banco Santander S.A.(a)	250,868	919,071
Industria de Diseno Textil S.A.(a)	20,295	698,257

		2,584,851

Sweden-1.21%
Saab AB, Class B	1,194	61,128
SSAB AB, Class A	3,374	20,185
SSAB AB, Class B(a)	8,503	49,255
Swedbank AB, Class A	14,532	237,699
Volvo AB, Class B	21,309	421,311

		789,578

Switzerland-1.04%
ABB Ltd.	20,284	678,474

United Kingdom-6.07%
3i Group PLC	18,343	430,587
BAE Systems PLC	32,003	428,728
Centrica PLC	95,234	181,779
HSBC Holdings PLC	242,612	1,743,718
Informa PLC	16,543	142,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2023

	Shares	Value
United Kingdom-(continued)
Melrose Industries PLC, (Acquired 09/15/2023 - 10/23/2023; Cost $110,065)(d)	17,669	$100,127
Rolls-Royce Holdings PLC(b)	149,395	390,485
Sage Group PLC (The)	14,776	174,028
Standard Chartered PLC	23,768	181,700
Subsea 7 S.A.	3,588	47,019
Whitbread PLC	2,577	104,069
Wise PLC, Class A(b)	5,671	45,803

		3,970,890

United States-3.73%
CRH PLC	12,070	647,515
Flex Ltd.(b)	7,261	186,753
Holcim AG(b)	9,009	555,162
Stellantis N.V.	32,379	602,353
Swiss Re AG	4,149	451,897

		2,443,680

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $66,544,954)		65,396,955

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.78%
Invesco Private Government Fund, 5.32%(e)(f)(g)	1,058,661	$1,058,661
Invesco Private Prime Fund, 5.53%(e)(f)(g)	2,722,703	2,722,975

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,781,575)		3,781,636

TOTAL INVESTMENTS IN SECURITIES-105.72% (Cost $70,326,529)		69,178,591
OTHER ASSETS LESS LIABILITIES-(5.72)%		(3,740,344)

NET ASSETS-100.00%		$65,438,247

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$6,262,263	$(6,262,263)	$-	$-	$-	$1,370

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	66,406	8,133,590	(7,141,335)	-	-	1,058,661	25,057	*

Invesco Private Prime Fund	170,719	15,496,778	(12,944,464)	65	(123)	2,722,975	68,003	*

Total	$237,125	$29,892,631	$(26,348,062)	$65	$(123)	$3,781,636	$94,430

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Statements of Assets and Liabilities

October 31, 2023

	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)	Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)
Assets:
Unaffiliated investments in securities, at value(a)	$694,094,628	$4,542,772	$535,444,475	$65,396,955
Affiliated investments in securities, at value	15,892,538	63,368	33,350,656	3,781,636
Foreign currencies, at value	5,800,952	6,689	-	-
Deposits with brokers:
Cash segregated as collateral	9,253,748	-	-	-
Receivable for:
Dividends	700,959	14,626	2,146,452	286,780
Securities lending	30,461	10	14,877	801
Investments sold	8,787,455	-	100	2,019
Fund shares sold	14,201	-	-	-
Foreign tax reclaims	3,340	50	938,144	14,308

Total assets	734,578,282	4,627,515	571,894,704	69,482,499

Liabilities:
Due to custodian	5,021,012	-	1,443,666	248,684
Due to foreign custodian	-	-	8,791	77
Payable for:
Investments purchased.	3,827	-	-	-
Collateral upon return of securities loaned	15,892,617	57,868	33,350,437	3,781,575
Collateral upon receipt of securities in-kind	9,253,748	-	-	-
Fund shares repurchased	8,813,093	-	-	-
Accrued unitary management fees	201,499	1,381	129,226	13,916
Accrued tax expenses	-	14,534	-	-
Other payables	-	461	-	-

Total liabilities	39,185,796	74,244	34,932,120	4,044,252

Net Assets	$695,392,486	$4,553,271	$536,962,584	$65,438,247

Net assets consist of:
Shares of beneficial interest.	$909,176,936	$7,365,159	$816,740,428	$69,696,783
Distributable earnings (loss)	(213,784,450)	(2,811,888)	(279,777,844)	(4,258,536)

Net Assets	$695,392,486	$4,553,271	$536,962,584	$65,438,247

Shares outstanding (unlimited amount authorized, $0.01 par value)	31,500,000	350,000	21,000,000	2,050,000
Net asset value	$22.08	$13.01	$25.57	$31.92

Market price	$22.00	$13.03	$25.75	$32.41

Unaffiliated investments in securities, at cost	$732,026,429	$4,748,298	$577,364,830	$66,544,954

Affiliated investments in securities, at cost	$15,892,617	$63,367	$33,350,437	$3,781,575

Foreign currencies (due to foreign custodian), at cost	$5,829,966	$6,724	$(7,410)	$(67)

(a) Includes securities on loan with an aggregate value of:	$13,490,977	$53,310	$31,609,231	$3,493,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Operations

For the year ended October 31, 2023

	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)		Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)
Investment income:
Unaffiliated dividend income	$35,473,601	$238,095		$21,617,162	$1,447,731
Affiliated dividend income	18,435	133		7,440	1,370
Securities lending income, net	160,739	95		296,281	9,990
Foreign withholding tax	(3,923,117)	(19,127)		(1,728,517)	(106,779)

Total investment income	31,729,658	219,196		20,192,366	1,352,312

Expenses:
Unitary management fees	2,467,190	14,076		1,357,811	90,975

Less: Waivers	(335)	(4)		(213)	(29)

Net expenses	2,466,855	14,072		1,357,598	90,946

Net investment income	29,262,803	205,124		18,834,768	1,261,366

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,876,014)	(289,348	)(a)	(17,194,691)	776,284
Affiliated investment securities	(873)	3		(2,834)	(123)
In-kind redemptions	13,256,881	-		3,401,851	-
Foreign currencies	(1,239,344)	(4,576)		(135,473)	(3,951)

Net realized gain (loss)	9,140,650	(293,921)		(13,931,147)	772,210

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	42,769,232	(64,695	)(b)	22,664,322	(868,206)
Affiliated investment securities	(68)	1		146	65
Foreign currencies	(25,429)	(246)		64,239	(2,483)

Change in net unrealized appreciation (depreciation)	42,743,735	(64,940)		22,728,707	(870,624)

Net realized and unrealized gain (loss)	51,884,385	(358,861)		8,797,560	(98,414)

Net increase (decrease) in net assets resulting from operations	$81,147,188	$(153,737)		$27,632,328	$1,162,952

(a)	Net of foreign taxes of $50.
(b)	Net of foreign taxes of $(3,857).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	Invesco S&P Emerging Markets Low Volatility ETF (EELV)		Invesco S&P Emerging Markets Momentum ETF (EEMO)
	2023	2022	2023	2022
Operations:
Net investment income	$29,262,803	$32,915,434	$205,124	$143,323
Net realized gain (loss)	9,140,650	(74,840,745)	(293,921)	(795,443)
Change in net unrealized appreciation (depreciation)	42,743,735	(114,823,682)	(64,940)	(507,039)

Net increase (decrease) in net assets resulting from operations	81,147,188	(156,748,993)	(153,737)	(1,159,159)

Distributions to Shareholders from:
Distributable earnings	(25,734,498)	(35,911,398)	(234,874)	(147,705)

Shareholder Transactions:
Proceeds from shares sold	159,947,585	1,130,799,843	-	773,925
Value of shares repurchased	(425,129,689)	(396,266,066)	-	(791,495)
Transaction fees	764,961	1,825,266	-	2,831

Net increase (decrease) in net assets resulting from share transactions	(264,417,143)	736,359,043	-	(14,739)

Net increase (decrease) in net assets	(209,004,453)	543,698,652	(388,611)	(1,321,603)

Net assets:
Beginning of year	904,396,939	360,698,287	4,941,882	6,263,485

End of year	$695,392,486	$904,396,939	$4,553,271	$4,941,882

Changes in Shares Outstanding:
Shares sold	7,000,000	45,650,000	-	50,000
Shares repurchased	(17,950,000)	(17,600,000)	-	(50,000)
Shares outstanding, beginning of year	42,450,000	14,400,000	350,000	350,000

Shares outstanding, end of year	31,500,000	42,450,000	350,000	350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P International Developed Low Volatility ETF (IDLV)		Invesco S&P International Developed Momentum ETF (IDMO)
2023	2022	2023	2022

$18,834,768	$19,373,224	$1,261,366	$246,583
(13,931,147)	(12,748,214)	772,210	(674,824)
22,728,707	(101,102,593)	(870,624)	(1,307,273)

27,632,328	(94,477,583)	1,162,952	(1,735,514)

(19,375,414)	(26,853,850)	(1,219,860)	(320,959)

150,677,569	99,707,399	56,800,297	3,128,960
(53,131,341)	(247,910,310)	-	(9,078,999)
-	-	-	-

97,546,228	(148,202,911)	56,800,297	(5,950,039)

105,803,142	(269,534,344)	56,743,389	(8,006,512)

431,159,442	700,693,786	8,694,858	16,701,370

$536,962,584	$431,159,442	$65,438,247	$8,694,858

5,650,000	3,450,000	1,750,000	100,000
(1,950,000)	(8,300,000)	-	(250,000)
17,300,000	22,150,000	300,000	450,000

21,000,000	17,300,000	2,050,000	300,000

32

Financial Highlights

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$21.30	$25.05	$19.94	$23.23	$23.02

Net investment income(a)	0.80	1.05	0.74	0.72	0.74
Net realized and unrealized gain (loss) on investments	0.70	(3.69)	5.03	(3.33)	0.58

Total from investment operations	1.50	(2.64)	5.77	(2.61)	1.32

Distributions to shareholders from:
Net investment income	(0.74)	(1.17)	(0.67)	(0.72)	(1.12)

Transaction fees(a)	0.02	0.06	0.01	0.04	0.01

Net asset value at end of year	$22.08	$21.30	$25.05	$19.94	$23.23

Market price at end of year(b)	$22.00	$21.40	$25.08	$19.82	$23.12

Net Asset Value Total Return(c)	7.01%	(10.68)%	29.21%	(10.92)%	5.87%
Market Price Total Return(c)	6.13%	(10.40)%	30.16%	(11.03)%	5.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$695,392	$904,397	$360,698	$269,207	$335,632
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.29%	0.29%	0.29%	0.38%	0.45%
Net investment income	3.44%	4.42%	3.13%	3.42%	3.14%
Portfolio turnover rate(d)	71%	136%	92%	114%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Financial Highlights–(continued)

Invesco S&P Emerging Markets Momentum ETF (EEMO)

	Years Ended October 31,
	2023	2022		2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$14.12	$17.90		$16.49		$16.97	$17.23

Net investment income(a)	0.59	0.43	(b)	0.27	(c)	0.32	0.40
Net realized and unrealized gain (loss) on investments.	(1.03)	(3.78)		1.32		(0.46)	1.61

Total from investment operations	(0.44)	(3.35)		1.59		(0.14)	2.01

Distributions to shareholders from:
Net investment income	(0.67)	(0.44)		(0.19)		(0.34)	(0.43)
Net realized gains.	-	-		-		-	(1.85)

Total distributions	(0.67)	(0.44)		(0.19)		(0.34)	(2.28)

Transaction fees(a)	-	0.01		0.01		0.00 (d)	0.01

Net asset value at end of year	$13.01	$14.12		$17.90		$16.49	$16.97

Market price at end of year(e)	$13.03	$14.07		$17.72		$16.51	$16.92

Net Asset Value Total Return(f)	(3.27)%	(18.82)%		9.66%		0.20%	13.60%
Market Price Total Return(f)	(2.76)%	(18.28)%		8.44%		0.59%	13.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,553	$4,942		$6,263		$5,770	$5,941
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%		0.29%		0.29%	0.36	%(g)(h)
Expenses, prior to Waivers	0.29%	0.29%		0.29%		0.37%	0.53	%(g)(h)
Net investment income	4.23%	2.64	%(b)	1.43	%(c)	2.10%	2.42	%(h)
Portfolio turnover rate(i)	115%	114%		166%		172%	114%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.32 and 1.98%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.22 and 1.14%, respectively.

(d)	Amount represents less than $0.005.
(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.08%.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Financial Highlights–(continued)

Invesco S&P International Developed Low Volatility ETF (IDLV)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$24.92	$31.63	$27.37	$34.58	$30.83

Net investment income(a)	0.94	0.98	0.83	0.83	1.15
Net realized and unrealized gain (loss) on investments	0.70	(6.32)	4.17	(6.40)	3.79

Total from investment operations	1.64	(5.34)	5.00	(5.57)	4.94

Distributions to shareholders from:
Net investment income	(0.99)	(1.37)	(0.74)	(1.64)	(1.19)

Net asset value at end of year	$25.57	$24.92	$31.63	$27.37	$34.58

Market price at end of year(b)	$25.75	$24.92	$31.69	$27.43	$34.57

Net Asset Value Total Return(c)	6.42%	(17.33)%	18.34%	(16.49)%	16.33%
Market Price Total Return(c)	7.17%	(17.50)%	18.31%	(16.28)%	16.56%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$536,963	$431,159	$700,694	$774,564	$989,052
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.25%	0.25%	0.25%	0.30%	0.35%
Net investment income	3.47%	3.29%	2.69%	2.77%	3.51%
Portfolio turnover rate(d)	67%	78%	81%	99%	59%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Financial Highlights–(continued)

Invesco S&P International Developed Momentum ETF (IDMO)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$28.98	$37.11	$28.96	$26.85	$24.86

Net investment income(a)	1.13	0.97	0.50	0.04	0.61
Net realized and unrealized gain (loss) on investments	2.87 (b)	(7.84)	8.25	2.58	2.12

Total from investment operations.	4.00	(6.87)	8.75	2.62	2.73

Distributions to shareholders from:
Net investment income	(1.06)	(1.26)	(0.60)	(0.51)	(0.74)

Net asset value at end of year	$31.92	$28.98	$37.11	$28.96	$26.85

Market price at end of year(c)	$32.41	$29.21	$37.16	$28.92	$26.79

Net Asset Value Total Return(d)	13.82%	(18.73)%	30.43%	10.14%	11.30%
Market Price Total Return(d)	14.62%	(18.21)%	30.80%	10.24%	11.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$65,438	$8,695	$16,701	$298,237	$2,685
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.53	%(e)
Expenses, prior to Waivers	0.25%	0.25%	0.25%	0.26%	0.63	%(e)
Net investment income	3.47%	2.93%	1.42%	0.13%	2.39	%(e)
Portfolio turnover rate(f)	131%	106%	29%	15%	104%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.27%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P Emerging Markets Low Volatility ETF (EELV)	“S&P Emerging Markets Low Volatility ETF”

Invesco S&P Emerging Markets Momentum ETF (EEMO)	“S&P Emerging Markets Momentum ETF”

Invesco S&P International Developed Low Volatility ETF (IDLV)	“S&P International Developed Low Volatility ETF”

Invesco S&P International Developed Momentum ETF (IDMO)	“S&P International Developed Momentum ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility IndexTM

S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap Index

S&P International Developed Low Volatility ETF	S&P BMI International Developed Low VolatilityTM Index

S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller,

37

odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

38

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Each Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Each Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Each Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Each Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing

39

agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2023, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees

40

paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P Emerging Markets Low Volatility ETF	$352

S&P Emerging Markets Momentum ETF	1

S&P International Developed Low Volatility ETF	6

S&P International Developed Momentum ETF	8

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L. Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including

41

financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Geographic Concentration Risk. A Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on a Fund’s investment performance. For example, a natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds may invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P Emerging Markets Low Volatility ETF	0.29%

S&P Emerging Markets Momentum ETF	0.29%

S&P International Developed Low Volatility ETF	0.25%

S&P International Developed Momentum ETF	0.25%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds

43

(including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2023, the Adviser waived fees for each Fund in the following amounts:

S&P Emerging Markets Low Volatility ETF	$335

S&P Emerging Markets Momentum ETF	4

S&P International Developed Low Volatility ETF	213

S&P International Developed Momentum ETF	29

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2023, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P Emerging Markets Low Volatility ETF	$1,590

S&P Emerging Markets Momentum ETF	35

S&P International Developed Low Volatility ETF	10,553

S&P International Developed Momentum ETF	3,204

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P Emerging Markets Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$693,608,658	$-	$485,970	$694,094,628

Money Market Funds	-	15,892,538	-	15,892,538

Total Investments	$693,608,658	$15,892,538	$485,970	$709,987,166

44

	Level 1	Level 2	Level 3	Total

S&P Emerging Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,542,671	$101	$0	$4,542,772

Money Market Funds	5,499	57,869	-	63,368

Total Investments	$4,548,170	$57,970	$0	$4,606,140

S&P International Developed Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$535,444,475	$-	$-	$535,444,475
Money Market Funds	-	33,350,656	-	33,350,656

Total Investments	$535,444,475	$33,350,656	$-	$568,795,131

S&P International Developed Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$65,396,955	$-	$-	$65,396,955

Money Market Funds	-	3,781,636	-	3,781,636

Total Investments	$65,396,955	$3,781,636	$-	$69,178,591

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022
	Ordinary	Ordinary
	Income*	Income*

S&P Emerging Markets Low Volatility ETF	$25,734,498	$35,911,398

S&P Emerging Markets Momentum ETF	234,874	147,705

S&P International Developed Low Volatility ETF	19,375,414	26,853,850

S&P International Developed Momentum ETF	1,219,860	320,959

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

		Net	Net
		Unrealized	Unrealized
	Undistributed	Appreciation	(Depreciation)-		Shares of
	Ordinary	(Depreciation)-	Foreign	Capital Loss	Beneficial	Total
	Income	Investments	Currencies	Carryforwards	Interest	Net Assets

S&P Emerging Markets Low Volatility ETF	$7,321,312	$(56,955,948)	$(33,788)	$(164,116,026)	$909,176,936	$695,392,486

S&P Emerging Markets Momentum ETF	4,085	(209,913)	(14,903)	(2,591,157)	7,365,159	4,553,271

S&P International Developed Low Volatility ETF	1,504,403	(44,579,699)	(52,175)	(236,650,373)	816,740,428	536,962,584

S&P International Developed Momentum ETF	241,526	(1,299,937)	(3,919)	(3,196,206)	69,696,783	65,438,247

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P Emerging Markets Low Volatility ETF	$120,854,722	$43,261,304	$164,116,026

S&P Emerging Markets Momentum ETF	2,572,388	18,769	2,591,157

S&P International Developed Low Volatility ETF	130,716,253	105,934,120	236,650,373

S&P International Developed Momentum ETF	2,866,147	330,059	3,196,206

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

45

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P Emerging Markets Low Volatility ETF	$598,723,105	$774,602,940

S&P Emerging Markets Momentum ETF	5,539,500	5,591,078

S&P International Developed Low Volatility ETF	365,583,175	359,666,815

S&P International Developed Momentum ETF	48,969,542	47,995,709

For the fiscal year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

S&P Emerging Markets Low Volatility ETF	$55,901,178	$141,574,457

S&P Emerging Markets Momentum ETF	-	-

S&P International Developed Low Volatility ETF	144,091,728	52,330,925

S&P International Developed Momentum ETF	55,833,297	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

S&P Emerging Markets Low Volatility ETF	$30,582,435	$(87,538,383)	$(56,955,948)	$766,943,114

S&P Emerging Markets Momentum ETF	405,677	(615,590)	(209,913)	4,816,053

S&P International Developed Low Volatility ETF	14,893,106	(59,472,805)	(44,579,699)	613,374,830

S&P International Developed Momentum ETF	2,622,532	(3,922,469)	(1,299,937)	70,478,528

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, passive foreign investment companies and foreign currency transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P Emerging Markets Low Volatility ETF	$3,233,630	$(15,566,598)	$12,332,968

S&P Emerging Markets Momentum ETF	(1)	-	1

S&P International Developed Low Volatility ETF	959,205	(3,818,034)	2,858,829

S&P International Developed Momentum ETF	87,935	(87,937)	2

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV

46

per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

48

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2023	October 31, 2023	Six-Month Period	Six-Month Period(1)
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

Actual	$1,000.00	$ 955.50	0.29%	$1.43

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco S&P Emerging Markets Momentum ETF (EEMO)

Actual	1,000.00	993.20	0.29	1.46

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco S&P International Developed Low Volatility ETF (IDLV)

Actual	1,000.00	923.50	0.25	1.21

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P International Developed Momentum ETF (IDMO)

Actual	1,000.00	984.10	0.25	1.25

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

49

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*

Invesco S&P Emerging Markets Low Volatility ETF	0%	43%	0%	0%	0%

Invesco S&P Emerging Markets Momentum ETF	0%	48%	0%	0%	0%

Invesco S&P International Developed Low Volatility ETF	0%	61%	0%	0%	0%
Invesco S&P International Developed Momentum ETF	0%	71%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes	Foreign Source
	Per Share	Income Per Share

Invesco S&P Emerging Markets Low Volatility ETF	$0.1233	$1.1223

Invesco S&P Emerging Markets Momentum ETF	0.0546	0.6798

Invesco S&P International Developed Low Volatility ETF	0.0707	1.0109

Invesco S&P International Developed Momentum ETF	0.0488	0.7062

50

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005- 2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213

Trustee, U.S. Naval

Academy Foundation

Athletic & Scholarship

Program (2010-

Present); formerly,

Trustee, certain funds

of the Oppenheimer

Funds complex

(2013-2019);

Advisory Board

Member, Maxwell

School of Citizenship

and Public Affairs of

Syracuse University

(2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213

Trustee Emerita

(2017-Present), Trustee (2000-2017) and Chair

(2010-2017),

Newberry Library;

Trustee, Chikaming

Open Lands

(2014-Present); Member (2002-

Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/ Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

59

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2023
PBTP	Invesco 0-5 Yr US TIPS ETF (formerly, Invesco PureBetaSM 0-5 Yr US TIPS ETF)

PCY	Invesco Emerging Markets Sovereign Debt ETF

PGHY	Invesco Global ex-US High Yield Corporate Bond ETF (formerly, Invesco Global Short Term High Yield Bond ETF)

PICB	Invesco International Corporate Bond ETF

2

The Market Environment

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates, while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November 2022, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January 2023 rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic, as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with its hawkish policy and announced two 0.25% hikes in March and May, resulting in a target federal funds rate of 5.00% to 5.25%.1 Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led developed country central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, increasing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3 Despite the higher-than-expected Gross Domestic Product for the third quarter, the Fed held interest rates steady at its September and October 2023 meetings, but left open the possibility of another rate hike before the end of the calendar year.1 As of the end of the fiscal year, we believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectation that the US is likely to avoid a substantial broad-based recession. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select ‘Understanding Credit Ratings’ under ‘AboutRatings’ on the homepage. For more information on Moody’s rating methodology, please visit ratings.moodys.com and select ‘RatingMethodologies’ on the homepage.

3

PBTP	Management’s Discussion of Fund Performance
Invesco 0-5 Yr US TIPS ETF (PBTP)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco PureBetaSM 0-5 Yr US TIPS ETF to Invesco 0-5 Yr US TIPS ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA 0-5 Year US Inflation-Linked Treasury Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked”, meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; (iii) a minimum amount outstanding of $1 billion; and (iv) meet certain additional inclusion criteria detailed below. Original issue zero coupon bonds may be included in the Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Index constituents are market capitalization weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 2.62%. On a net asset value (“NAV”) basis, the Fund returned 2.66%. During the same time period, the Index returned 2.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2023, bonds with maturities of less than 1 year contributed most significantly to the Fund’s return, followed by bonds with maturities of 1 year. Bonds with maturities of 3 & 4 years detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included U.S. Treasury Inflation-Indexed Note, 0.63% coupon, due 01/15/2024 (portfolio average weight of 5.25%) and U.S. Treasury Inflation-

Indexed Note, 0.13% coupon, due 07/15/2024 (portfolio average weight of 5.08%). Positions that detracted from the Fund’s return included U.S. Treasury Inflation-Indexed Note, 3.63% coupon, due 04/15/2028 (portfolio average weight of 3.30%) and U.S. Treasury Inflation-Indexed Note, 1.25% coupon, due 04/15/2028 (portfolio average weight of 3.80%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Maturing in 0-5 Years	99.84
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
U.S. Treasury Inflation — Indexed Notes, 0.63%, 01/15/2024	5.26
U.S. Treasury Inflation — Indexed Notes, 0.63%, 01/15/2026	5.13
U.S. Treasury Inflation — Indexed Notes, 0.13%, 07/15/2024	5.09
U.S. Treasury Inflation — Indexed Notes, 0.25%, 01/15/2025	5.03
U.S. Treasury Inflation — Indexed Notes, 0.38%, 07/15/2025	5.00
U.S. Treasury Inflation — Indexed Notes, 0.38%, 01/15/2027	4.47
U.S. Treasury Inflation — Indexed Bonds, 2.38%, 01/15/2025	4.43
U.S. Treasury Inflation — Indexed Notes, 0.50%, 01/15/2028	4.34
U.S. Treasury Inflation — Indexed Notes, 0.13%, 07/15/2026	4.34
U.S. Treasury Inflation — Indexed Notes, 0.13%, 04/15/2026	4.29
Total	47.38

*	Excluding money market fund holdings.

4

Invesco 0-5 Yr US TIPS ETF (PBTP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
ICE BofA 0-5 Year US Inflation-Linked Treasury Index	2.67%	2.11%	6.48%	2.98%	15.83%	2.52%	16.42%
Fund
NAV Return	2.66	2.04	6.25	2.88	15.27	2.43	15.79
Market Price Return	2.62	2.04	6.25	2.89	15.31	2.44	15.83

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

5

PCY	Management’s Discussion of Fund Performance
Invesco Emerging Markets Sovereign Debt ETF (PCY)

As an index fund, the Invesco Emerging Markets Sovereign Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Markets USD Liquid Balanced Index (the “Index”). The Fund generally will invest at least 80% of its total assets in components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) compiles and maintains the Index, which measures potential returns of a theoretical portfolio of liquid U.S. dollar- denominated government bonds from emerging market countries. The Index is composed of one to three securities from each of the eligible emerging market countries set forth in the prospectus that (i) are denominated in U.S. dollars, (ii) are sovereign or quasi-sovereign bonds, (iii) generally have at least three years to maturity at the time of rebalancing, (iv) have an outstanding amount of at least $500 million or greater, and (v) have a fixed coupon. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 13.12%. On a net asset value (“NAV”) basis, the Fund returned 11.89%. During the same time period, the Index returned 12.04%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which was partially offset by positive impacts from sampling.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 6.94%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in El Salvador bonds and most underweight in China bonds during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to El Salvador bonds and Pakistan bonds, respectively.

For the fiscal year ended October 31, 2023, El Salvador bonds contributed most significantly to the Fund’s return followed by Pakistan bonds and Nigeria bonds, respectively. China bonds detracted most significantly from the Fund’s return, followed by Qatar bonds and Saudi Arabia bonds, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included El Salvador Government International Bond, 8.63% coupon, due 02/28/2029 (portfolio average weight of 1.81%) and El Salvador Government International Bond, 6.38% coupon, due 01/18/2027 (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return during this period included Indonesia Government International Bond, 3.35% coupon, due 03/12/2071 (portfolio average weight of 0.92%) and Saudi Arabia Government International Bond, 3.45% coupon, due 02/02/2061 (portfolio average weight of 0.95%).

6

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
El Salvador	5.03
Pakistan	3.62
Nigeria	3.28
Turkey	3.26
Colombia	3.14
Mongolia	3.11
Morocco	3.08
Brazil	3.07
Costa Rica	3.07
Dominican Republic	3.05
Oman	3.03
Kenya	3.02
Paraguay	2.99
Kazakhstan	2.98
Panama	2.96
United Arab Emirates	2.94
Romania	2.91
Guatemala	2.90
Hungary	2.89
Jordan	2.89
Chile	2.88
Peru	2.88
Bahrain	2.87
South Africa	2.87
Indonesia	2.85
Philippines	2.84
Mexico	2.81
Qatar	2.81
Saudi Arabia	2.79
China	2.73
Angola	2.70
Egypt	2.62
Kuwait	1.57
Money Market Funds Plus Other Assets Less Liabilities	1.56

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
El Salvador Government International Bond, 8.63%, 02/28/2029	1.77
El Salvador Government International Bond, 6.38%, 01/18/2027	1.66
El Salvador Government International Bond, 8.25%, 04/10/2032	1.61
Kuwait International Government Bond, 3.50%, 03/20/2027	1.57
Republic of Kenya Government International Bond, 7.25%, 02/28/2028	1.53
Kazakhstan Government International Bond, 6.50%, 07/21/2045	1.52
Republic of Kenya Government International Bond, 8.25%, 02/28/2048	1.49
Kazakhstan Government International Bond, 4.88%, 10/14/2044	1.46
Pakistan Government International Bond, 6.88%, 12/05/2027	1.26
Pakistan Government International Bond, 8.88%, 04/08/2051	1.19
Total	15.06

*	Excluding money market fund holdings.

7

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
DBIQ Emerging Markets USD Liquid Balanced Index	12.04%	(8.26)%	(22.80)%	(2.34)%	(11.15)%	0.93%	9.68%	3.84%	83.02%
JP Morgan Emerging Market Bond Global Index	6.94	(4.69)	(13.43)	0.07	0.36	1.82	19.81	4.09	90.39
Fund
NAV Return	11.89	(7.44)	(20.71)	(2.12)	(10.15)	0.74	7.67	3.23	66.53
Market Price Return	13.12	(7.44)	(20.69)	(2.11)	(10.13)	0.72	7.46	3.17	64.97

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

PGHY	Management’s Discussion of Fund Performance
Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)

Effective after the close of markets on August 25, 2023, the Invesco Global Short Term High Yield Bond ETF changed its name to Invesco Global ex-US High Yield Corporate Bond ETF (the “Fund”) and underlying index changed from the DB Global Short Maturity High Yield Bond Index (the “Previous Index”) to the ICE USD Global High Yield Excluding US Issuers Constrained Index (the “Index”). At that time, the Fund also changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 80% of its total assets in components that comprise the Index, and through August 25, 2023, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar denominated below investment grade corporate debt (commonly referred to as “high yield securities” or “junk bonds”) publicly issued in the U.S. domestic and eurobond markets by non-U.S. issuers. To be eligible for inclusion in the Index, a security must: (i) have a country of risk associated with a country other than the United States, including both developed and emerging markets countries; (ii) have a composite rating (based on an average of the ratings of Moody’s Investor Services (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings Inc. (“Fitch”)) no greater than BB1 and no lower than CCC3; (iii) have at least one day until final maturity; (iv) have at least 18 months to final maturity at the time of issuance; (v) have a fixed coupon schedule; and (vi) have a minimum amount outstanding of $500 million. Eurodollar bonds (USD bonds not issued in the U.S. domestic market) and Rule 144A securities (both with and without registration rights) qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 5.40%. On a net asset value (“NAV”) basis, the Fund returned 5.28%. During the same time period, the Blended-Invesco Global ex-US High Yield Corporate Bond Benchmark (a composite of the returns of the Previous Index through August 25, 2023, and the Index for the remainder of the fiscal year, referred to herein as the “Blended Index”) returned 6.88%. The Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, and trading.

During this same time period, ICE BofA 0-5 Year US High Yield Constrained Index (the “Benchmark Index”) returned 6.41%. The

Benchmark Index is an unmanaged index comprised of US dollar-denominated, below investment-grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than five years. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the consumer discretionary sector.

For the fiscal year ended October 31, 2023, the financials sector contributed most significantly to the Fund’s return. The real estate sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Pakistan Government International Bond, 8.25% coupon, due 04/15/2024, (no longer held at fiscal year-end) and El Salvador Government International Bond, 5.88% coupon, due 01/30/2025, (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Sino-Ocean Land Treasure IV Ltd., 2.70% coupon, due 01/13/2025, (no longer held at fiscal year-end) and New Metro Global Ltd., 4.63% coupon, due 10/15/2025, (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	18.64
Communication Services	16.24
Energy	16.05
Materials	14.47
Industrials	10.83
Consumer Discretionary	9.43
Utilities	6.41
Sector Types Each Less Than 3%	6.50
Money Market Funds Plus Other Assets Less Liabilities	1.43

9

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Industrial and Commercial Bank of China Ltd., 3.20%	1.61
Bank of Communications Co. Ltd., 3.80%	0.77
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/2030	0.70
Teva Pharmaceutical Finance Netherlands III B.V., 3.15%, 10/01/2026	0.64
Vodafone Group PLC, 7.00%, 04/04/2079	0.57
Bombardier, Inc., 7.88%, 04/15/2027	0.54
Telecom Italia S.p.A., 5.30%, 05/30/2024	0.51
Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/2026	0.50
Global Aircraft Leasing Co. Ltd., 7.25% PIK Rate, 6.50% Cash Rate, 6.50%, 09/15/2024	0.50
Altice France S.A., 8.13%, 02/01/2027	0.49
Total	6.83

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Global ex-US High Yield Corporate Bond Benchmark	6.88%	0.92%	2.77%	1.24%	6.33%	3.29%	38.23%	3.49%	42.70%
ICE USD Global High Yield Excluding US Issuers Constrained Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DB Global Short Maturity High Yield Bond Index	8.58	1.45	4.41	1.56	8.03	3.47	40.71	3.67	45.26
ICE BofA 0-5 Year US High Yield Constrained Index	6.41	3.68	11.46	3.24	17.27	3.79	45.00	4.09	51.46
Fund
NAV Return	5.28	0.87	2.64	1.30	6.66	2.54	28.46	2.72	32.08
Market Price Return	5.40	0.78	2.36	1.36	6.97	2.42	27.05	2.73	32.15

10

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY) (continued)

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-Invesco Global ex-US High Yield Corporate Bond Benchmark is comprised of the performance of the Previous Index from Fund inception until the conversion date, August 25, 2023, followed by the performance of the Index thereafter through October 31, 2023.

-	Performance information is not available for periods prior to the Index’s commencement date of July 11, 2023.

11

PICB	Management’s Discussion of Fund Performance
Invesco International Corporate Bond ETF (PICB)

As an index fund, the Invesco International Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) constructs the Index, which is composed of investment grade corporate bonds issued by foreign issuers and denominated in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 7.58%. On a net asset value (“NAV”) basis, the Fund returned 7.38%. During the same time period, the Index returned 7.13%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of sampling, which were partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Pan-European Aggregate Index (the “Benchmark Index”) returned 6.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed the Fund’s overweight allocation to the financials sector.

For the fiscal year ended October 31, 2023, the financials sector contributed most significantly to the Fund’s return. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Enel Finance International N.V., 5.75% coupon, due 09/14/2040, (portfolio average weight of 0.45%), and Cooperative Rabobank U.A., 4.63% coupon, due 05/23/2029, (portfolio average weight of 0.39%). Positions that detracted most significantly from the Fund’s return included Vodafone Group PLC, 5.13% coupon, due 12/02/2052, (portfolio average weight of 0.19%), and Engie

S.A., 5.63% coupon, due 04/03/2053, (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	55.98
Utilities	13.12
Communication Services	7.04
Industrials	4.98
Consumer Discretionary	4.36
Energy	4.30
Sector Types Each Less Than 3%	8.86
Money Market Funds Plus Other Assets Less Liabilities	1.36

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Toronto-Dominion Bank (The), 2.67%, 09/09/2025	0.65
Royal Bank of Canada, 3.37%, 09/29/2025	0.60
Toronto-Dominion Bank (The), 4.21%, 06/01/2027	0.59
NTT Finance Corp., Series 16, 0.18%, 12/19/2025	0.57
NTT Finance Corp., Series 18, 0.38%, 09/20/2030	0.55
Royal Bank of Canada, 4.63%, 05/01/2028	0.51
Electricite de France S.A., 6.13%, 06/02/2034	0.50
Bank of Montreal, 4.71%, 12/07/2027	0.48
Bank of Montreal, 4.31%, 06/01/2027	0.47
Bank of Nova Scotia (The), 1.85%, 11/02/2026	0.47
Total	5.39

*	Excluding money market fund holdings.

12

Invesco International Corporate Bond ETF (PICB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)	7.13%	(8.11)%	(22.42)%	(2.43)%	(11.56)%	(1.78)%	(16.42)%	0.79%	11.20%
Bloomberg Pan-European Aggregate Index	6.10	(9.89)	(26.84)	(3.56)	(16.57)	(2.10)	(19.10)	0.44	6.04
Fund
NAV Return	7.38	(8.13)	(22.47)	(2.41)	(11.50)	(1.71)	(15.86)	0.85	12.06
Market Price Return	7.58	(8.12)	(22.43)	(2.34)	(11.18)	(1.70)	(15.79)	0.82	11.53

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

Invesco 0-5 Yr US TIPS ETF (PBTP)

October 31, 2023

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.84%
U.S. Treasury Inflation – Indexed Bonds-17.50%(a)
2.38%, 01/15/2025	$3,097,345	$3,058,463
2.00%, 01/15/2026	2,101,477	2,059,669
2.38%, 01/15/2027	1,702,263	1,685,307
1.75%, 01/15/2028	1,574,576	1,522,476
3.63%, 04/15/2028	2,170,027	2,265,501
2.38%, 10/15/2028	1,503,585	1,499,426

		12,090,842

U.S. Treasury Inflation – Indexed Notes-82.34%(a)
0.63%, 01/15/2024	3,665,799	3,632,937
0.50%, 04/15/2024	2,664,901	2,620,099
0.13%, 07/15/2024	3,603,185	3,520,058
0.13%, 10/15/2024	2,864,493	2,779,490
0.25%, 01/15/2025	3,611,797	3,477,754
0.13%, 04/15/2025	2,861,413	2,732,332
0.38%, 07/15/2025	3,607,108	3,455,653
0.13%, 10/15/2025	2,759,172	2,618,269
0.63%, 01/15/2026	3,725,627	3,544,769
0.13%, 04/15/2026	3,171,652	2,966,676
0.13%, 07/15/2026	3,206,914	2,999,609
0.13%, 10/15/2026	2,924,005	2,719,392

	Principal Amount	Value
U.S. Treasury Inflation – Indexed Notes-(continued)
0.38%, 01/15/2027	$3,320,413	$3,086,133
0.13%, 04/15/2027	2,912,410	2,668,408
0.38%, 07/15/2027	3,149,849	2,914,024
1.63%, 10/15/2027	2,816,760	2,723,526
0.50%, 01/15/2028	3,268,084	3,000,243
1.25%, 04/15/2028	2,763,284	2,613,314
0.75%, 07/15/2028	3,046,817	2,819,803

		56,892,489

Total U.S. Treasury Securities (Cost $73,646,777)		68,983,331

	Shares
Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(b)(c) (Cost $96,987)	96,987	96,987

TOTAL INVESTMENTS IN SECURITIES-99.98% (Cost $73,743,764)		69,080,318
OTHER ASSETS LESS LIABILITIES-0.02%		13,286

NET ASSETS-100.00%		$69,093,604

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2J.
(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$59,418	$4,134,891	$(4,097,322)	$-	$-	$96,987	$2,861

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Emerging Markets Sovereign Debt ETF (PCY)

October 31, 2023

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.44%
Angola-2.70%
Angolan Government International Bond
8.75%, 04/14/2032(a)	$15,123,000	$11,810,730
9.38%, 05/08/2048(a)	16,022,000	11,448,120
9.13%, 11/26/2049(a)	16,138,000	11,357,117

		34,615,967

Bahrain-2.87%
Bahrain Government International Bond
6.00%, 09/19/2044(a)	16,816,000	12,215,983
7.50%, 09/20/2047(a)	14,653,000	12,294,014
6.25%, 01/25/2051(a)	17,200,000	12,361,124

		36,871,121

Brazil-3.07%
Brazilian Government International Bond
5.63%, 01/07/2041	16,243,000	13,276,152
5.63%, 02/21/2047	17,128,000	13,182,631
4.75%, 01/14/2050(b)	19,361,000	12,995,988

		39,454,771

Chile-2.88%
Chile Government International Bond
4.34%, 03/07/2042(b)	15,980,000	12,417,043
4.00%, 01/31/2052(b)	17,843,000	12,343,498
5.33%, 01/05/2054	14,400,000	12,248,014

		37,008,555

China-2.73%
China Government International Bond
4.00%, 10/19/2048(a)(b)	15,040,000	12,047,421
2.25%, 10/21/2050(a)	21,103,000	11,514,446
2.50%, 10/26/2051(a)	20,123,000	11,517,904

		35,079,771

Colombia-3.14%
Colombia Government International Bond
7.38%, 09/18/2037	14,306,000	12,948,427
6.13%, 01/18/2041	17,867,000	13,721,256
5.63%, 02/26/2044	19,485,000	13,702,036

		40,371,719

Costa Rica-3.07%
Costa Rica Government International Bond
5.63%, 04/30/2043(a)	16,651,000	13,315,337
7.00%, 04/04/2044(a)(b)	14,068,000	12,944,717
7.16%, 03/12/2045(a)(b)	14,052,000	13,166,411

		39,426,465

Dominican Republic-3.05%
Dominican Republic International Bond
7.45%, 04/30/2044(a)	14,097,000	12,753,193
6.85%, 01/27/2045(a)	15,672,000	13,119,362
6.50%, 02/15/2048(a)(b)	16,557,000	13,242,518

		39,115,073

Egypt-2.62%
Egypt Government International Bond
7.50%, 01/31/2027(a)	16,019,000	11,173,253

	Principal Amount	Value
Egypt-(continued)
6.59%, 02/21/2028(a)	$17,500,000	$11,232,200
7.60%, 03/01/2029(a)	17,940,000	11,221,129

		33,626,582

El Salvador-5.03%
El Salvador Government International Bond
6.38%, 01/18/2027(a)	25,866,000	21,264,829
8.63%, 02/28/2029(a)	27,745,000	22,762,108
8.25%, 04/10/2032(a)	26,094,000	20,615,629

		64,642,566

Guatemala-2.90%
Guatemala Government Bond
5.25%, 08/10/2029(a)	14,415,000	13,079,340
3.70%, 10/07/2033(a)(b)	16,845,000	12,472,423
4.65%, 10/07/2041(a)	16,803,000	11,682,109

		37,233,872

Hungary-2.89%
Hungary Government International Bond
7.63%, 03/29/2041	12,227,000	12,562,142
3.13%, 09/21/2051(a)	22,677,000	12,180,270
6.75%, 09/25/2052(a)	13,390,000	12,415,275

		37,157,687

Indonesia-2.85%
Indonesia Government International Bond
6.75%, 01/15/2044(a)	12,355,000	12,989,295
4.45%, 04/15/2070	16,361,000	12,008,754
3.35%, 03/12/2071	19,902,000	11,588,618

		36,586,667

Jordan-2.89%
Jordan Government International Bond
7.50%, 01/13/2029(a)	13,186,000	12,308,960
5.85%, 07/07/2030(a)	15,298,000	12,985,707
7.38%, 10/10/2047(a)	15,614,000	11,853,212

		37,147,879

Kazakhstan-2.98%
Kazakhstan Government International Bond
4.88%, 10/14/2044(a)	22,713,000	18,780,358
6.50%, 07/21/2045(a)	19,839,000	19,538,201

		38,318,559

Kenya-3.02%
Republic of Kenya Government International Bond
7.25%, 02/28/2028(a)	24,176,000	19,692,561
8.25%, 02/28/2048(a)	27,072,000	19,072,765

		38,765,326

Kuwait-1.57%
Kuwait International Government Bond, 3.50%, 03/20/2027(a)	21,322,000	20,212,744

Mexico-2.81%
Mexico Government International Bond
4.60%, 01/23/2046	17,518,750	12,525,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2023

	Principal Amount	Value
Mexico-(continued)
3.75%, 04/19/2071	$20,995,000	$11,675,702
5.75%, 10/12/2110	15,439,000	11,905,537

		36,107,037

Mongolia-3.11%
Mongolia Government International Bond
3.50%, 07/07/2027(a)	16,569,000	13,916,815
8.65%, 01/19/2028(a)	13,000,000	12,943,767
4.45%, 07/07/2031(a)	17,307,000	13,137,921

		39,998,503

Morocco-3.08%
Morocco Government International Bond
6.50%, 09/08/2033(a)	14,186,000	13,639,697
5.50%, 12/11/2042(a)	16,747,000	13,129,246
4.00%, 12/15/2050(a)	21,508,000	12,825,156

		39,594,099

Nigeria-3.28%
Nigeria Government International Bond
7.70%, 02/23/2038(a)	19,983,000	14,299,735
7.63%, 11/28/2047(a)	20,297,000	13,755,906
9.25%, 01/21/2049(a)	17,990,000	14,031,840

		42,087,481

Oman-3.03%
Oman Government International Bond
6.50%, 03/08/2047(a)	14,723,000	12,899,409
6.75%, 01/17/2048(a)	14,673,000	13,185,158
7.00%, 01/25/2051(a)	13,930,000	12,849,589

		38,934,156

Pakistan-3.62%
Pakistan Government International Bond
6.88%, 12/05/2027(a)	30,183,000	16,114,704
7.38%, 04/08/2031(a)	30,390,000	15,084,988
8.88%, 04/08/2051(a)	31,133,000	15,220,145

		46,419,837

Panama-2.96%
Panama Government International Bond
2.25%, 09/29/2032	18,540,000	12,699,751
3.30%, 01/19/2033(b)	17,361,000	12,898,690
6.40%, 02/14/2035	13,485,000	12,411,657

		38,010,098

Paraguay-2.99%
Paraguay Government International Bond
4.70%, 03/27/2027(a)(b)	14,376,000	13,738,954
6.10%, 08/11/2044(a)	14,623,000	12,302,766
5.60%, 03/13/2048(a)(b)	15,945,000	12,365,039

		38,406,759

Peru-2.88%
Peruvian Government International Bond
5.63%, 11/18/2050	14,205,000	12,584,493
3.55%, 03/10/2051(b)	19,219,000	12,161,532
3.60%, 01/15/2072	21,411,000	12,231,958

		36,977,983

	Principal Amount	Value
Philippines-2.84%
Philippine Government International Bond
3.20%, 07/06/2046	$19,255,000	$12,126,977
4.20%, 03/29/2047	16,095,000	11,991,310
5.95%, 10/13/2047(b)	12,939,000	12,361,791

		36,480,078

Qatar-2.81%
Qatar Government International Bond
4.63%, 06/02/2046(a)	14,695,000	12,020,187
5.10%, 04/23/2048(a)	14,055,000	12,064,924
4.82%, 03/14/2049(a)	14,564,000	11,949,616

		36,034,727

Romania-2.91%
Romanian Government International Bond
5.13%, 06/15/2048(a)	16,578,000	12,315,547
4.00%, 02/14/2051(a)	19,982,000	12,323,779
7.63%, 01/17/2053(a)	12,884,000	12,708,726

		37,348,052

Saudi Arabia-2.79%
Saudi Government International Bond
4.63%, 10/04/2047(a)	15,508,000	11,755,684
5.00%, 04/17/2049(a)	15,066,000	12,033,018
3.45%, 02/02/2061(a)	20,600,000	12,010,542

		35,799,244

South Africa-2.87%
Republic of South Africa Government International Bond
6.30%, 06/22/2048	17,403,000	12,279,122
5.75%, 09/30/2049	18,573,000	12,129,748
7.30%, 04/20/2052	15,860,000	12,391,973

		36,800,843

Turkey-3.26%
Turkey Government International Bond
9.38%, 03/14/2029	14,040,000	14,343,545
6.88%, 03/17/2036	16,835,000	13,966,417
6.63%, 02/17/2045	18,200,000	13,497,466

		41,807,428

United Arab Emirates-2.94%
Finance Department Government of Sharjah
3.63%, 03/10/2033(a)	17,173,000	13,290,391
4.00%, 07/28/2050(a)	21,607,000	12,312,749
4.38%, 03/10/2051(a)	19,984,000	12,176,451

		37,779,591

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,650,451,389)		1,264,221,240

	Shares
Money Market Funds-0.30%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d) (Cost $3,890,597)	3,890,597	3,890,597

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.74% (Cost $1,654,341,986)		1,268,111,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.34%
Invesco Private Government Fund, 5.32%(c)(d)(e)	15,584,874	$15,584,874
Invesco Private Prime Fund, 5.53%(c)(d)(e)	40,080,262	40,084,270

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $55,668,321)		55,669,144

TOTAL INVESTMENTS IN SECURITIES-103.08% (Cost $1,710,010,307)		1,323,780,981

OTHER ASSETS LESS LIABILITIES-(3.08)%		(39,549,431)

NET ASSETS-100.00%		$1,284,231,550

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $885,043,214, which represented 68.92% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$7,905,005	$108,582,163	$(112,596,571)	$-	$-	$3,890,597	$213,267

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	15,375,146	132,123,462	(131,913,734)	-	-	15,584,874	550,764	*

Invesco Private Prime Fund	39,527,745	210,093,439	(209,547,538)	2,558	8,066	40,084,270	1,468,011	*

Total	$62,807,896	$450,799,064	$(454,057,843)	$2,558	$8,066	$59,559,741	$2,232,042

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)

October 31, 2023

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.19%
Argentina-1.42%
MSU Energy S.A./UGEN S.A./UENSA S.A., 6.88%, 02/01/2025(a)	$120,000	$83,340
Pampa Energia S.A., 7.50%, 01/24/2027(a)	140,000	130,341
Provincia de Cordoba, 6.88%, 12/10/2025(a)(b)	184	154
YPF S.A.
8.75%, 04/04/2024(a)	284,400	270,904
8.50%, 07/28/2025(a)	433,000	399,320
9.00%, 02/12/2026(a)	273,701	267,134
6.95%, 07/21/2027(a)	260,000	196,793
9.00%, 06/30/2029(a)	285,942	252,587
7.00%, 09/30/2033(a)	160,000	120,675
7.00%, 12/15/2047(a)	205,000	130,916

		1,852,164

Australia-1.42%
FMG Resources (August 2006) Pty. Ltd.
4.50%, 09/15/2027(a)	232,000	209,167
5.88%, 04/15/2030(a)	269,000	241,755
4.38%, 04/01/2031(a)	552,000	445,703
6.13%, 04/15/2032(a)	309,000	273,657
Mineral Resources Ltd.
8.13%, 05/01/2027(a)	210,000	203,645
8.00%, 11/01/2027(a)	243,000	235,084
8.50%, 05/01/2030(a)	250,000	240,690

		1,849,701

Austria-0.17%
Benteler International AG, 10.50%, 05/15/2028(a)	220,000	221,826

Azerbaijan-0.26%
State Oil Co. of the Azerbaijan Republic (The), 6.95%, 03/18/2030(a)	340,000	332,425

Bahrain-0.33%
BBK BSC, 5.50%, 07/09/2024(a)	220,000	216,968
GFH Sukuk Ltd., 7.50%, 01/28/2025(a)	220,000	218,075

		435,043

Belgium-0.27%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(a)	400,000	357,572

Brazil-11.46%
Acu Petroleo Luxembourg S.a.r.l., 7.50%, 01/13/2032(a)	265,037	239,426
Adecoagro S.A., 6.00%, 09/21/2027(a)	70,000	64,957
Aegea Finance S.a.r.l., 6.75%, 05/20/2029(a)	220,000	201,525
Amaggi Luxembourg International S.a.r.l., 5.25%, 01/28/2028(a)	340,000	310,864
Azul Secured Finance LLP
11.93%, 08/28/2028(a)	200,000	194,575
10.88%, 05/28/2030(a)	85,000	65,076
B3 S.A. - Brasil, Bolsa, Balcao, 4.13%, 09/20/2031(a)	290,000	236,592
Banco Bradesco S.A.
3.20%, 01/27/2025(a)	160,000	153,602
4.38%, 03/18/2027(a)	220,000	207,952

	Principal Amount	Value
Brazil-(continued)
Banco BTG Pactual S.A.
4.50%, 01/10/2025(a)	$250,000	$243,071
2.75%, 01/11/2026(a)	220,000	202,786
Banco do Brasil S.A.
4.75%, 03/20/2024(a)	340,000	337,291
4.63%, 01/15/2025(a)	250,000	244,106
3.25%, 09/30/2026(a)	340,000	310,560
4.88%, 01/11/2029(a)	220,000	203,135
6.25%, 04/18/2030(a)	340,000	326,095
Banco Votorantim S.A., 4.38%, 07/29/2025(a)	240,000	229,348
Braskem Netherlands Finance B.V., 8.50%, 01/23/2081(a)(c)	270,000	263,841
BRF S.A.
4.88%, 01/24/2030(a)	260,000	211,522
5.75%, 09/21/2050(a)	300,000	195,713
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(a)	300,000	299,477
Centrais Eletricas Brasileiras S.A.
3.63%, 02/04/2025(a)	220,000	210,325
4.63%, 02/04/2030(a)	340,000	287,092
Cosan Luxembourg S.A.
5.50%, 09/20/2029(a)	340,000	303,287
7.50%, 06/27/2030(a)	250,000	244,116
CSN Inova Ventures, 6.75%, 01/28/2028(a)	380,000	346,497
CSN Resources S.A.
4.63%, 06/10/2031(a)	180,000	134,317
5.88%, 04/08/2032(a)	220,000	174,215
Embraer Netherlands Finance B.V.
5.40%, 02/01/2027(d)	178,000	172,123
7.00%, 07/28/2030(a)	200,000	195,430
Globo Comunicacao e Participacoes S.A., 4.88%, 01/22/2030(a)	235,000	185,785
Itau Unibanco Holding S.A.
3.25%, 01/24/2025(a)	100,000	96,472
4.50%, 11/21/2029(a)(c)	340,000	329,680
3.88%, 04/15/2031(a)(c)	220,000	203,689
Klabin Austria GmbH
5.75%, 04/03/2029(a)	330,000	312,840
3.20%, 01/12/2031(a)	220,000	168,716
7.00%, 04/03/2049(a)(d)	310,000	282,368
MARB BondCo PLC, 3.95%, 01/29/2031(a)	360,000	264,511
MC Brazil Downstream Trading S.a.r.l., 7.25%, 06/30/2031(a)	618,401	441,774
MercadoLibre, Inc., 3.13%, 01/14/2031	290,000	219,827
Minerva Luxembourg S.A., 4.38%, 03/18/2031(a)	370,000	287,440
MV24 Capital B.V., 6.75%, 06/01/2034(a)	243,771	211,994
NBM US Holdings, Inc., 7.00%, 05/14/2026(a)	200,000	198,299
Nexa Resources S.A.
5.38%, 05/04/2027(a)	310,000	283,245
6.50%, 01/18/2028(a)	220,000	206,751
Petrobras Global Finance B.V.
6.25%, 03/17/2024	79,000	78,683
5.30%, 01/27/2025	97,000	95,541
7.38%, 01/17/2027(d)	185,000	189,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
Brazil-(continued)
6.00%, 01/27/2028	$298,000	$294,211
5.09%, 01/15/2030	150,000	137,722
5.60%, 01/03/2031	277,000	259,706
6.50%, 07/03/2033(d)	300,000	279,799
6.88%, 01/20/2040	183,000	171,436
6.75%, 01/27/2041	133,000	121,948
7.25%, 03/17/2044	196,000	189,225
6.90%, 03/19/2049	203,000	183,616
5.50%, 06/10/2051	181,000	135,475
6.85%, 06/05/2115	400,000	337,873
Petrorio Luxembourg Trading S.a.r.l., 6.13%, 06/09/2026(a)	270,000	257,047
Rede D’or Finance S.a.r.l.
4.95%, 01/17/2028(a)	220,000	196,393
4.50%, 01/22/2030(a)	340,000	276,421
Rumo Luxembourg S.a.r.l.
5.25%, 01/10/2028(a)	220,000	201,143
4.20%, 01/18/2032(a)	220,000	169,381
Simpar Europe S.A., 5.20%, 01/26/2031(a)	280,000	218,628
StoneCo Ltd., 3.95%, 06/16/2028(a)	220,000	172,764
Usiminas International S.a.r.l., 5.88%, 07/18/2026(a)	340,000	320,183
XP, Inc., 3.25%, 07/01/2026(a)	140,000	126,916

		14,916,181

Burkina Faso-0.15%
Endeavour Mining PLC, 5.00%,
10/14/2026(a)	220,000	194,599

Canada-11.62%
1011778 BC ULC/New Red Finance, Inc.
5.75%, 04/15/2025(a)	195,000	193,590
3.88%, 01/15/2028(a)	598,000	534,407
4.38%, 01/15/2028(a)	287,000	257,965
3.50%, 02/15/2029(a)	287,000	245,685
4.00%, 10/15/2030(a)	1,112,000	911,838
Air Canada, 3.88%, 08/15/2026(a)	463,000	422,121
Algonquin Power & Utilities Corp., 4.75%, 01/18/2082(c)	292,000	230,827
Baffinland Iron Mines Corp./Baffinland Iron Mines L.P., 8.75%, 07/15/2026(a)	220,000	212,041
Bombardier, Inc.
7.13%, 06/15/2026(a)	463,000	446,163
7.88%, 04/15/2027(a)	724,000	697,580
6.00%, 02/15/2028(a)	292,000	258,689
7.50%, 02/01/2029(a)	287,000	265,962
7.45%, 05/01/2034(a)	130,000	145,596
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
6.25%, 09/15/2027(a)	240,000	210,370
4.88%, 02/15/2030(a)	190,000	144,668
Emera, Inc., Series 16-A, 6.75%, 06/15/2076(c)	420,000	396,559
Enerflex Ltd., 9.00%, 10/15/2027(a)	240,000	218,644
Garda World Security Corp.
4.63%, 02/15/2027(a)	218,000	194,664
9.50%, 11/01/2027(a)	234,000	212,859
6.00%, 06/01/2029(a)	196,000	149,630
GFL Environmental, Inc.
4.25%, 06/01/2025(a)	195,000	187,662

	Principal Amount	Value
Canada-(continued)
3.75%, 08/01/2025(a)	$292,000	$276,501
5.13%, 12/15/2026(a)	195,000	185,257
4.00%, 08/01/2028(a)	287,000	247,248
3.50%, 09/01/2028(a)	287,000	246,049
4.75%, 06/15/2029(a)	286,000	250,714
4.38%, 08/15/2029(a)	210,000	179,335
goeasy Ltd., 5.38%, 12/01/2024(a)	210,000	206,046
Hudbay Minerals, Inc.
4.50%, 04/01/2026(a)	182,000	169,578
6.13%, 04/01/2029(a)	182,000	163,072
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/2028(a)	268,000	220,307
Jones Deslauriers Insurance Management, Inc., 8.50%, 03/15/2030(a)	276,000	271,429
Kronos Acquisition Holdings, Inc/KIK Custom Products, Inc., 7.00%, 12/31/2027(a)	199,000	169,384
Mattamy Group Corp.
5.25%, 12/15/2027(a)	190,000	170,977
4.63%, 03/01/2030(a)	230,000	188,059
MEG Energy Corp., 5.88%, 02/01/2029(a)	232,000	216,992
Methanex Corp.
5.13%, 10/15/2027(d)	229,000	209,783
5.25%, 12/15/2029	265,000	234,611
Northriver Midstream Finance L.P., 5.63%, 02/15/2026(a)	200,000	189,316
NOVA Chemicals Corp.
4.88%, 06/01/2024(a)	357,000	351,225
5.00%, 05/01/2025(a)	198,000	187,197
5.25%, 06/01/2027(a)	407,000	344,447
4.25%, 05/15/2029(a)	220,000	162,879
Open Text Corp.
3.88%, 02/15/2028(a)	342,000	297,629
3.88%, 12/01/2029(a)	331,000	271,127
Open Text Holdings, Inc.
4.13%, 02/15/2030(a)	342,000	283,712
4.13%, 12/01/2031(a)	253,000	199,021
Parkland Corp.
5.88%, 07/15/2027(a)	190,000	182,109
4.50%, 10/01/2029(a)	309,000	266,074
4.63%, 05/01/2030(a)	309,000	263,089
Ritchie Bros. Holdings, Inc.
6.75%, 03/15/2028(a)	210,000	206,058
7.75%, 03/15/2031(a)	308,000	309,155
Rogers Communications, Inc., 5.25%, 03/15/2082(a)(c)	252,000	222,077
Strathcona Resources Ltd., 6.88%, 08/01/2026(a)	195,000	180,080
Superior Plus L.P./Superior General Partner, Inc., 4.50%, 03/15/2029(a)	230,000	196,412
Telesat Canada/Telesat LLC, 5.63%, 12/06/2026(a)	190,000	121,438
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)	250,000	232,762
Videotron Ltd.
5.38%, 06/15/2024(a)	182,000	180,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
Canada-(continued)
5.13%, 04/15/2027(a)	$182,000	$169,561
3.63%, 06/15/2029(a)	195,000	164,560

		15,123,481

Cayman Islands-0.50%
Global Aircraft Leasing Co. Ltd., 7.25% PIK Rate, 6.50% Cash Rate, 09/15/2024(a)(e)	723,000	651,629

Chile-0.40%
AES Andes S.A., 7.13%, 03/26/2079(a)(c)	230,000	216,885
Agrosuper S.A., 4.60%, 01/20/2032(a)	70,000	56,043
LATAM Airlines Group S.A., 13.38%, 10/15/2029(a)	230,000	248,134

		521,062

China-3.98%
Bank of Communications Co. Ltd., 3.80%(a)(c)(f)	1,050,000	998,897
China Hongqiao Group Ltd., 6.25%, 06/08/2024(a)	220,000	215,259
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/2026(a)	120,000	110,011
Fortune Star (BVI) Ltd.
6.85%, 07/02/2024(a)	270,000	245,025
5.95%, 10/19/2025(a)	310,000	231,827
5.00%, 05/18/2026(a)	220,000	146,357
5.05%, 01/27/2027(a)	220,000	134,305
Franshion Brilliant Ltd., 6.00%(a)(c)(f)	220,000	189,222
Industrial and Commercial Bank of China Ltd., 3.20%(a)(c)(f)	2,282,000	2,099,296
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/2024(a)	225,000	20,531
RKPF Overseas 2020 (A) Ltd., 5.13%, 07/26/2026(a)	225,000	65,873
West China Cement Ltd., 4.95%, 07/08/2026(a)	270,000	188,604
Yancoal International Resources Development Co. Ltd., 3.50%, 11/04/2023(a)	220,000	218,216
Yankuang Group (Cayman) Ltd., 2.90%, 11/30/2024(a)	220,000	211,134
Yanlord Land (HK) Co. Ltd., 5.13%, 05/20/2026(a)	220,000	112,488

		5,187,045

Colombia-4.40%
ABRA Global Finance, 5.50% PIK Rate, 6.00% Cash Rate, 03/02/2028(a)(e)	340,000	262,117
AI Candelaria (Spain) S.A., 5.75%, 06/15/2033(a)	270,000	184,622
Avianca Midco 2 PLC, 9.00%, 12/01/2028(a)	400,000	329,150
Banco de Bogota S.A., 6.25%, 05/12/2026(a)	490,000	462,587
Bancolombia S.A., 4.63%, 12/18/2029(c)	250,000	219,003
Canacol Energy Ltd., 5.75%, 11/24/2028(a)	220,000	158,909
Colombia Telecomunicaciones S.A. E.S.P., 4.95%, 07/17/2030(a)	220,000	145,268
Ecopetrol S.A.
4.13%, 01/16/2025	281,000	271,579
5.38%, 06/26/2026	355,000	340,187
8.63%, 01/19/2029	289,000	288,581
6.88%, 04/29/2030	370,000	333,444
4.63%, 11/02/2031	310,000	232,797

	Principal Amount	Value
Colombia-(continued)
8.88%, 01/13/2033	$560,000	$538,175
7.38%, 09/18/2043	208,000	165,683
5.88%, 05/28/2045	470,000	306,785
5.88%, 11/02/2051	180,000	112,985
Empresas Publicas de Medellin E.S.P.
4.25%, 07/18/2029(a)	250,000	195,684
4.38%, 02/15/2031(a)	260,000	192,769
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A., 5.38%, 12/30/2030(a)	320,000	213,267
GeoPark Ltd., 5.50%, 01/17/2027(a)	220,000	184,976
Grupo Aval Ltd., 4.38%, 02/04/2030(a)(d)	250,000	186,083
Grupo de Inversiones Suramericana S.A., 5.50%, 04/29/2026(a)	200,000	188,026
SierraCol Energy Andina LLC, 6.00%, 06/15/2028(a)	270,000	209,414

		5,722,091

Costa Rica-0.13%
Instituto Costarricense de Electricidad, 6.38%, 05/15/2043(a)	220,000	171,809

Czech Republic-0.24%
Allwyn Entertainment Financing (UK) PLC, 7.88%, 04/30/2029(a)	310,000	307,198

France-2.93%
Altice France S.A.
8.13%, 02/01/2027(a)	760,000	641,540
5.50%, 01/15/2028(a)	480,000	357,105
5.13%, 07/15/2029(a)	900,000	616,847
5.50%, 10/15/2029(a)	670,000	460,744
Calderys Financing LLC, 11.25%, 06/01/2028(a)	210,000	212,100
CGG S.A., 8.75%, 04/01/2027(a)	220,000	194,374
Electricite de France S.A.
5.63%, (a)(c)(f)	170,000	168,156
9.13%, (a)(c)(f)	470,000	483,569
Iliad Holding S.A.S.U.
6.50%, 10/15/2026(a)	340,000	318,048
7.00%, 10/15/2028(a)	400,000	362,364

		3,814,847

Georgia-0.15%
Georgian Railway JSC, 4.00%, 06/17/2028(a) .	220,000	189,222

Germany-1.59%
Cerdia Finanz GmbH, 10.50%, 12/03/2023(a)(g)	273,000	269,061
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/2028(a)	220,000	195,303
Mercer International, Inc., 5.13%, 02/01/2029(d)	330,000	259,150
Norddeutsche Landesbank-Girozentrale, 6.25%, 04/10/2024(a)	200,000	196,500
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/2027(a)	680,000	619,694
ZF North America Capital, Inc.
4.75%, 04/29/2025(a)	306,000	295,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
Germany-(continued)
6.88%, 04/14/2028(a)	$120,000	$116,418
7.13%, 04/14/2030(a)	120,000	116,309

		2,067,826

Ghana-0.72%
Kosmos Energy Ltd., 7.13%, 04/04/2026(a)(d)	290,000	266,711
Tullow Oil PLC
7.00%, 03/01/2025(a)	280,000	221,284
10.25%, 05/15/2026(a)	520,000	447,060

		935,055

Guatemala-0.94%
Central American Bottling Corp./CBC Bottling Holdco S.L./Beliv Holdco S.L., 5.25%, 04/27/2029(a)	279,000	245,927
CT Trust, 5.13%, 02/03/2032(a)	400,000	307,271
Investment Energy Resources Ltd., 6.25%, 04/26/2029(a)	310,000	271,552
Millicom International Cellular S.A.
6.25%, 03/25/2029(a)	144,000	125,144
4.50%, 04/27/2031(a)	360,000	271,800

		1,221,694

Hong Kong-2.68%
Bank of Communications (Hong Kong) Ltd., 3.73%(a)(c)(f)	250,000	241,487
Bank of East Asia Ltd. (The)
5.83%, (a)(c)(f)	290,000	229,100
5.88%, (a)(c)(f)	290,000	250,819
CAS Capital No. 1 Ltd., 4.00%(a)(c)(f)	340,000	269,457
China CITIC Bank International Ltd.
3.25%, (a)(c)(f)	270,000	249,061
4.80%, (a)(c)(f)	270,000	256,454
7.10%, (a)(c)(f)	220,000	220,000
FWD Group Holdings Ltd., 5.75%, 07/09/2024(a)	200,000	196,651
Melco Resorts Finance Ltd.
4.88%, 06/06/2025(a)	250,000	235,065
5.25%, 04/26/2026(a)	220,000	201,452
5.63%, 07/17/2027(a)	270,000	235,056
5.75%, 07/21/2028(a)	180,000	152,933
5.38%, 12/04/2029(a)	320,000	254,798
Nanyang Commercial Bank Ltd., 6.50%(a)(c)(f)	290,000	279,002
Seaspan Corp., 5.50%, 08/01/2029(a)	287,000	220,468

		3,491,803

Hungary-0.22%
OTP Bank Nyrt., 8.75%, 05/15/2033(a)(c)	290,000	287,382

India-3.78%
Adani Green Energy Ltd., 4.38%, 09/08/2024(a)	340,000	316,309
Adani Green Energy UP Ltd./Prayatna
Developers Pvt. Ltd./Parampujya Solar
Energy Pvt. Ltd., 6.25%, 12/10/2024(a)	220,000	210,927
CA Magnum Holdings, 5.38%, 10/31/2026(a)	250,000	219,183
Delhi International Airport Ltd.
6.13%, 10/31/2026(a)	230,000	218,776
6.45%, 06/04/2029(a)	220,000	200,283
Greenko Dutch B.V., 3.85%, 03/29/2026(a)	203,500	182,005

	Principal Amount	Value
India-(continued)
Greenko Power II Ltd., 4.30%, 12/13/2028(a)	$231,875	$195,193
Greenko Solar Mauritius Ltd.
5.55%, 01/29/2025(a)	220,000	211,475
5.95%, 07/29/2026(a)	240,000	221,700
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/2025(a)	150,000	143,179
JSW Hydro Energy Ltd., 4.13%, 05/18/2031(a)	268,800	212,130
JSW Steel Ltd.
5.95%, 04/18/2024(a)	220,000	218,735
3.95%, 04/05/2027(a)	220,000	190,067
5.05%, 04/05/2032(a)	220,000	170,060
Network i2i Ltd., 5.65%(a)(c)(f)	250,000	243,169
Periama Holdings LLC, 5.95%, 04/19/2026(a)	340,000	320,590
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/2028(a)	260,000	212,886
Shriram Finance Ltd., 4.40%, 03/13/2024(a)	328,000	324,040
Vedanta Resources Finance II PLC
13.88%, 01/21/2024(a)	250,000	222,815
8.95%, 03/11/2025(a)	340,000	247,576
9.25%, 04/23/2026(a)	270,000	158,665
Vedanta Resources Ltd., 6.13%, 08/09/2024(a)	430,000	276,778

		4,916,541

Indonesia-0.83%
Indika Energy Capital IV Pte. Ltd., 8.25%, 10/22/2025(a)	250,000	247,505
Medco Bell Pte. Ltd., 6.38%, 01/30/2027(a)	60,000	56,268
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/2026(a)	240,000	237,577
PT Adaro Indonesia, 4.25%, 10/31/2024(a)	340,000	327,515
PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(a)	230,000	217,966

		1,086,831

Ireland-0.30%
AerCap Global Aviation Trust, 6.50%, 06/15/2045(a)(c)	220,000	216,052
AerCap Holdings N.V., 5.88%, 10/10/2079(c)(d)	190,000	178,523

		394,575

Israel-3.00%
Energian Israel Finance Ltd.
4.88%, 03/30/2026(a)	220,000	194,425
5.38%, 03/30/2028(a)	220,000	180,774
5.88%, 03/30/2031(a)	220,000	176,484
8.50%, 09/30/2033(a)	280,000	245,350
Leviathan Bond Ltd.
6.13%, 06/30/2025(a)	210,000	195,489
6.50%, 06/30/2027(a)	210,000	185,238
6.75%, 06/30/2030(a)	200,000	170,111
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/2036(d)	220,000	185,077
Teva Pharmaceutical Finance Netherlands III B.V.
6.00%, 04/15/2024(d)	250,000	248,467
3.15%, 10/01/2026(d)	945,000	832,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
Israel-(continued)
4.75%, 05/09/2027(d)	$320,000	$290,940
6.75%, 03/01/2028	200,000	191,436
5.13%, 05/09/2029(d)	320,000	279,613
7.88%, 09/15/2029	200,000	197,470
4.10%, 10/01/2046	561,000	336,235

		3,909,994

Italy-3.28%
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.38%, 08/15/2026(a)	100,000	93,002
Intesa Sanpaolo S.p.A.
5.71%, 01/15/2026(a)	670,000	635,805
4.20%, 06/01/2032(a)(c)	340,000	241,899
4.95%, 06/01/2042(a)(c)	340,000	199,666
Kedrion S.p.A., 6.50%, 09/01/2029(a)	200,000	167,500
Telecom Italia Capital S.A.
6.38%, 11/15/2033(d)	386,000	329,519
6.00%, 09/30/2034	386,000	318,089
7.20%, 07/18/2036	386,000	334,132
7.72%, 06/04/2038	386,000	341,178
Telecom Italia S.p.A., 5.30%, 05/30/2024(a)	670,000	657,535
UniCredit S.p.A.
5.86%, 06/19/2032(a)(c)	450,000	405,186
5.46%, 06/30/2035(a)(c)	670,000	549,946

		4,273,457

Jamaica-0.33%
Digicel International Finance Ltd./Digicel international Holdings Ltd.
8.75%, 05/25/2024(a)	270,000	248,003
8.75%, 05/25/2024(a)	194,000	178,195

		426,198

Japan-2.78%
Rakuten Group, Inc.
5.13%, (a)(c)(f)	340,000	247,505
6.25%, (a)(c)(f)	280,000	176,857
3.55%, 11/27/2024(a)	360,000	340,200
10.25%, 11/30/2024(a)	100,000	101,251
SoftBank Group Corp.
6.88%, (a)(c)(f)	590,000	539,909
4.75%, 09/19/2024(a)	150,000	146,704
6.00%, 07/30/2025(a)	200,000	193,772
4.00%, 07/06/2026(a)	300,000	271,112
5.13%, 09/19/2027(a)	550,000	495,000
4.63%, 07/06/2028(a)	360,000	308,856
5.25%, 07/06/2031(a)	610,000	504,404
Universal Entertainment Corp., 8.75%, 12/11/2024(a)	289,000	299,377

		3,624,947

Jersey-0.39%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/2025(a)	510,000	504,940

Kuwait-0.28%
Kuwait Projects Co. S.P.C Ltd.
4.23%, 10/29/2026(a)	220,000	189,956
4.50%, 02/23/2027(a)	200,000	170,130

		360,086

	Principal Amount	Value
Luxembourg-1.55%
Albion Financing 1 S.a.r.l./Aggreko Holdings, Inc., 6.13%, 10/15/2026(a)	$250,000	$231,539
Altice Financing S.A.
5.00%, 01/15/2028(a)	540,000	439,676
5.75%, 08/15/2029(a)	720,000	557,550
Altice France Holding S.A.
10.50%, 05/15/2027(a)	600,000	326,922
6.00%, 02/15/2028(a)	516,000	226,780
ARD Finance S.A., 7.25% PIK Rate, 6.50% Cash Rate, 06/30/2027(a)(e)	400,000	233,642

		2,016,109

Macau-2.32%
Champion Path Holdings Ltd.
4.50%, 01/27/2026(a)	220,000	191,264
4.85%, 01/27/2028(a)	220,000	172,653
MGM China Holdings Ltd.
5.38%, 05/15/2024(a)	340,000	334,544
5.88%, 05/15/2026(a)	340,000	317,342
4.75%, 02/01/2027(a)	140,000	123,222
Studio City Finance Ltd.
6.50%, 01/15/2028(a)	220,000	179,773
5.00%, 01/15/2029(a)	290,000	208,438
Wynn Macau Ltd.
4.88%, 10/01/2024(a)	270,000	262,570
5.50%, 01/15/2026(a)	250,000	232,457
5.50%, 10/01/2027(a)	340,000	296,151
5.63%, 08/26/2028(a)	410,000	344,373
5.13%, 12/15/2029(a)	450,000	353,729

		3,016,516

Mexico-4.09%
Alsea S.A.B. de C.V., 7.75%, 12/14/2026(a)	220,000	219,085
Braskem Idesa S.A.P.I.
7.45%, 11/15/2029(a)	200,000	126,405
6.99%, 02/20/2032(a)	340,000	200,777
CEMEX S.A.B. de C.V.
5.13%, (a)(c)(f)	450,000	416,633
9.13%, (a)(c)(f)	250,000	256,596
5.45%, 11/19/2029(a)	340,000	314,599
5.20%, 09/17/2030(a)	320,000	287,816
3.88%, 07/11/2031(a)	300,000	243,723
Grupo Aeromexico S.A.B. de C.V., 8.50%, 03/17/2027(a)	340,000	315,623
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(a)	220,000	163,155
Petroleos Mexicanos
4.88%, 01/18/2024	11,000	10,941
6.88%, 10/16/2025	60,000	57,650
4.50%, 01/23/2026	70,000	62,965
6.88%, 08/04/2026	134,000	123,811
6.49%, 01/23/2027	100,000	88,625
6.50%, 03/13/2027	270,000	238,401
5.35%, 02/12/2028	100,000	80,781
6.50%, 01/23/2029	80,000	64,468
8.75%, 06/02/2029	90,000	79,657
6.84%, 01/23/2030	160,000	124,700
5.95%, 01/28/2031	225,000	161,134
6.70%, 02/16/2032	450,000	332,087
10.00%, 02/07/2033(a)	110,000	97,776
6.63%, 06/15/2035	186,000	122,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
Mexico-(continued)
6.50%, 06/02/2041	$70,000	$41,457
5.50%, 06/27/2044	50,000	26,848
6.38%, 01/23/2045	40,000	22,646
5.63%, 01/23/2046	50,000	26,539
6.75%, 09/21/2047	370,000	209,906
6.35%, 02/12/2048	70,000	38,647
7.69%, 01/23/2050	540,000	333,833
6.95%, 01/28/2060	230,000	130,420
Total Play Telecomunicaciones S.A. de C.V.
7.50%, 11/12/2025(a)	240,000	174,453
6.38%, 09/20/2028(a)	282,000	135,278

		5,330,233

Moldova-0.12%
Aragvi Finance International DAC, 8.45%, 04/29/2026(a)	220,000	151,525

Morocco-0.55%
OCP S.A.
3.75%, 06/23/2031(a)	340,000	268,643
6.88%, 04/25/2044(a)	270,000	222,147
5.13%, 06/23/2051(a)	340,000	219,084

		709,874

Netherlands-1.49%
Trivium Packaging Finance B.V.
5.50%, 08/15/2026(a)	270,000	245,178
8.50%, 08/15/2027(a)	310,000	259,099
UPC Broadband Finco B.V., 4.88%, 07/15/2031(a)	360,000	286,171
VZ Secured Financing B.V., 5.00%, 01/15/2032(a)	680,000	516,412
Ziggo B.V., 4.88%, 01/15/2030(a)	440,000	351,806
Ziggo Bond Co. B.V.
6.00%, 01/15/2027(a)	130,000	119,237
5.13%, 02/28/2030(a)	220,000	160,508

		1,938,411

Nigeria-0.67%
Access Bank PLC, 6.13%, 09/21/2026(a)	20,000	16,740
IHS Holding Ltd.
5.63%, 11/29/2026(a)	220,000	177,990
6.25%, 11/29/2028(a)	220,000	162,754
IHS Netherlands Holdco B.V., 8.00%, 09/18/2027(a)	420,000	343,782
Seplat Energy PLC, 7.75%, 04/01/2026(a)	200,000	169,360

		870,626

Norway-0.23%
Seadrill Finance Ltd., 8.38%, 08/01/2030(a)	300,000	300,423

Oman-1.19%
Bank muscat SAOG, 4.75%, 03/17/2026(a)	220,000	210,382
Lamar Funding Ltd., 3.96%, 05/07/2025(a)	250,000	238,361
Mazoon Assets Co. SAOC, 5.20%, 11/08/2027(a)	220,000	212,725
OmGrid Funding Ltd., 5.20%, 05/16/2027(a)	220,000	206,676
OQ SAOC, 5.13%, 05/06/2028(a)	340,000	321,518

	Principal Amount	Value
Oman-(continued)
Oryx Funding Ltd., 5.80%, 02/03/2031(a)	$270,000	$250,214
Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(a)	110,000	109,949

		1,549,825

Pakistan-0.08%
Pakistan Water & Power Development Authority, 7.50%, 06/04/2031(a)	235,000	102,496

Panama-0.40%
C&W Senior Financing DAC, 6.88%, 09/15/2027(a)	350,000	301,269
Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(a)	270,000	213,458

		514,727

Paraguay-0.16%
Telefonica Celular del Paraguay S.A., 5.88%, 04/15/2027(a)	230,000	207,840

Peru-0.83%
Cia de Minas Buenaventura S.A.A., 5.50%, 07/23/2026(a)	50,000	43,589
Minsur S.A., 4.50%, 10/28/2031(a)	220,000	178,870
Peru LNG S.r.l., 5.38%, 03/22/2030(a)	220,000	168,748
Petroleos del Peru S.A., 5.63%, 06/19/2047(a)	700,000	386,149
Petroleos del Peru S.A. - Petroperu S.A., 4.75%, 06/19/2032(a)	450,000	301,812

		1,079,168

Poland-0.12%
Canpack S.A./Canpack US LLC, 3.88%, 11/15/2029(a)	200,000	157,264

Russia-0.21%
Chelyabinsk Pipe Plant Via Chelpipe Finance DAC, 4.50%, 09/19/2024(a)(h)	300,000	238,500
O1 Properties Finance PLC, 0.50%, 09/27/2028(a)	500,000	37,500

		276,000

Saudi Arabia-0.56%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/2026(a)	390,000	351,082
Arabian Centres Sukuk Ltd., 5.38%, 11/26/2024(a)	20,000	19,148
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/2025(a)	70,000	69,261
8.00%, 02/25/2029(a)	300,000	294,563

		734,054

Singapore-0.23%
GLP Pte. Ltd., 4.50%(a)(c)(f)	399,000	116,787
Puma International Financing S.A., 5.00%, 01/24/2026(a)	200,000	179,616

		296,403

South Africa-2.59%
Bidvest Group UK PLC (The), 3.63%, 09/23/2026(a)	160,000	142,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
South Africa-(continued)
Eskom Holdings SOC Ltd.
7.13%, 02/11/2025(a)	$413,000	$405,896
8.45%, 08/10/2028(a)	220,000	208,972
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)	280,000	173,265
MTN (Mauritius) Investments Ltd., 6.50%, 10/13/2026(a)	220,000	215,666
Sasol Financing USA LLC
5.88%, 03/27/2024	470,000	465,881
4.38%, 09/18/2026(d)	290,000	254,679
6.50%, 09/27/2028	340,000	301,248
8.75%, 05/03/2029(a)	250,000	237,730
5.50%, 03/18/2031(d)	380,000	291,587
Stillwater Mining Co.
4.00%, 11/16/2026(a)	300,000	259,065
4.50%, 11/16/2029(a)	240,000	182,871
Transnet SOC Ltd., 8.25%, 02/06/2028(a)	250,000	237,050

		3,376,558

South Korea-0.19%
Woori Bank, 4.25%(a)(c)(f)	250,000	241,563

Spain-0.24%
Cellnex Finance Co. S.A., 3.88%, 07/07/2041(a)	290,000	193,507
Codere Finance 2 (Luxembourg) S.A., 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(a)(i)	209,644	18,344
Grifols S.A., 4.75%, 10/15/2028(a)	120,000	100,603

		312,454

Switzerland-0.52%
Consolidated Energy Finance S.A., 5.63%, 10/15/2028(a)	90,000	73,881
Oriflame Investment Holding PLC, 5.13%, 05/04/2026(a)	260,000	82,680
VistaJet Malta Finance PLC/Vista Management Holding, Inc.
7.88%, 05/01/2027(a)	195,000	150,362
9.50%, 06/01/2028(a)	155,000	118,925
6.38%, 02/01/2030(a)	380,000	253,858

		679,706

Tanzania-0.33%
HTA Group Ltd., 7.00%, 12/18/2025(a)	440,000	426,413

Thailand-0.46%
Bangkok Bank PCL, 3.73%, 09/25/2034(a)(c)	340,000	276,861
Kasikornbank PCL, 3.34%, 10/02/2031(a)(c)	360,000	317,969

		594,830

Togo-0.08%
Ecobank Transnational, Inc., 9.50%, 04/18/2024(a)	100,000	99,154

Trinidad-0.37%
Heritage Petroleum Co. Ltd., 9.00%, 08/12/2029(a)	220,000	228,910
Trinidad Generation Unlimited, 5.25%, 11/04/2027(a)	270,000	259,658

		488,568

	Principal Amount	Value
Turkey-5.48%
Akbank T.A.S.
5.13%, 03/31/2025(a)	$220,000	$212,412
6.80%, 02/06/2026(a)	200,000	194,565
6.80%, 06/22/2031(a)(c)	240,000	224,822
Anadolu Efes Biracilik ve Malt Sanayii A.S., 3.38%, 06/29/2028(a)	220,000	178,757
Aydem Yenilenebilir Enerji A.S., 7.75%, 02/02/2027(a)	310,000	271,975
Eldorado Gold Corp., 6.25%, 09/01/2029(a)	195,000	167,436
KOC Holding A.S., 6.50%, 03/11/2025(a)	340,000	335,974
Mersin Uluslararasi Liman Isletmeciligi A.S., 5.38%, 11/15/2024(a)	270,000	264,069
QNB Finansbank A.S., 6.88%, 09/07/2024(a)	290,000	289,801
T.C. Ziraat Bankasi A.S.
5.38%, 03/02/2026(a)	270,000	251,959
9.50%, 08/01/2026(a)	220,000	224,405
Turk Telekomunikasyon A.S.
4.88%, 06/19/2024(a)	220,000	215,237
6.88%, 02/28/2025(a)	213,000	207,992
Turkiye Ihracat Kredi Bankasi A.S.
8.25%, 01/24/2024(a)	200,000	200,598
6.13%, 05/03/2024(a)	200,000	198,946
9.38%, 01/31/2026(a)	220,000	223,832
5.75%, 07/06/2026(a)	340,000	318,153
Turkiye Is Bankasi A.S.
6.13%, 04/25/2024(a)	500,000	497,490
7.75%, 01/22/2030(a)(c)	340,000	332,017
Turkiye Petrol Rafinerileri A.S., 4.50%, 10/18/2024(a)	310,000	300,866
Turkiye Sise ve Cam Fabrikalari A.S., 6.95%, 03/14/2026(a)	310,000	300,102
Turkiye Vakiflar Bankasi T.A.O.
8.13%, 03/28/2024(a)	270,000	271,349
5.25%, 02/05/2025(a)	300,000	290,341
6.50%, 01/08/2026(a)	340,000	327,600
5.50%, 10/01/2026(a)	235,000	217,144
Ulker Biskuvi Sanayi A.S., 6.95%, 10/30/2025(a)	200,000	187,261
Yapi ve Kredi Bankasi A.S.
5.85%, 06/21/2024(a)	226,000	224,447
8.25%, 10/15/2024(a)	100,000	100,877
7.88%, 01/22/2031(a)(c)	100,000	96,255

		7,126,682

Ukraine-0.08%
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2026(a)(h)	200,000	106,224

United Arab Emirates-1.41%
DIB Tier 1 Sukuk (3) Ltd., 6.25%(a)(c)(f)	340,000	336,873
DP World Salaam, 6.00%(a)(c)(f)	470,000	459,857
Emirates NBD Bank PJSC, 6.13%(a)(c)(f)	450,000	439,921
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/2026(a)	400,000	385,448
MAF Global Securities Ltd., 7.88%(a)(c)(f)	220,000	217,418

		1,839,517

United Kingdom-6.51%
180 Medical, Inc., 3.88%, 10/15/2029(a)	220,000	183,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Principal Amount	Value
United Kingdom-(continued)
British Telecommunications PLC
4.25%, 11/23/2081(a)(c)	$240,000	$209,870
4.88%, 11/23/2081(a)(c)	220,000	177,545
Celtic Resources Holdings DAC, 4.13%, 10/09/2024(a)(j)	300,000	0
Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/2026(a)	703,000	655,123
Drax Finco PLC, 6.63%, 11/01/2025(a)	235,000	226,389
eG Global Finance PLC
6.75%, 02/07/2025(a)	315,000	312,110
8.50%, 10/30/2025(a)	260,000	256,008
Harbour Energy PLC, 5.50%, 10/15/2026(a)	235,000	217,938
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/2026(a)	220,000	210,335
Ithaca Energy (North Sea) PLC, 9.00%, 07/15/2026(a)	280,000	269,343
Jaguar Land Rover Automotive PLC
7.75%, 10/15/2025(a)	310,000	310,561
4.50%, 10/01/2027(a)	220,000	189,926
Mclaren Finance PLC, 7.50%, 08/01/2026(a)	280,000	241,528
Neptune Energy Bondco PLC, 6.63%, 05/15/2025(a)	200,000	198,185
Petrofac Ltd., 9.75%, 11/15/2026(a)	270,000	184,017
Rolls-Royce PLC
3.63%, 10/14/2025(a)	450,000	422,240
5.75%, 10/15/2027(a)	450,000	426,993
Standard Chartered PLC, 7.01%(a)(c)(f)	200,000	184,041
Virgin Media Finance PLC, 5.00%, 07/15/2030(a)	220,000	173,181
Virgin Media Secured Finance PLC
5.50%, 05/15/2029(a)	440,000	390,058
4.50%, 08/15/2030(a)	410,000	338,574
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/2028(a)	220,000	187,021
VMED O2 UK Financing I PLC
4.25%, 01/31/2031(a)	410,000	322,839
4.75%, 07/15/2031(a)	430,000	346,518
Vodafone Group PLC
6.25%, 10/03/2078(a)(c)	440,000	434,729
7.00%, 04/04/2079(c)(d)	771,000	746,175
3.25%, 06/04/2081(c)(d)	188,000	165,324
4.13%, 06/04/2081(c)	380,000	287,967
5.13%, 06/04/2081(c)	313,000	199,434

		8,467,364

United States-2.47%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/2025(a)	110,000	105,828
4.13%, 08/15/2026(a)	350,000	307,971
5.25%, 08/15/2027(a)	360,000	262,195
5.25%, 08/15/2027(a)	250,000	182,080
CITGO Petroleum Corp., 7.00%, 06/15/2025(a)	100,000	98,365
CNG Holdings, Inc., 14.50%, 06/30/2026(a)	300,000	258,249
Constellium SE, 3.75%, 04/15/2029(a)	250,000	206,094
Dresdner Funding Trust I, 8.15%, 06/30/2031(a)	350,000	366,844

	Principal Amount	Value
United States-(continued)
LCPR Senior Secured Financing DAC
6.75%, 10/15/2027(a)	$520,000	$469,659
5.13%, 07/15/2029(a)	170,000	132,635
Mohegan Tribal Gaming Authority, 7.88%, 10/15/2024(a)	500,000	486,305
OPENLANE, Inc., 5.13%, 06/01/2025(a)	140,000	135,186
Playtika Holding Corp., 4.25%, 03/15/2029(a)	231,000	186,546
Wesco Aircraft Holdings, Inc., 8.50%, 11/15/2024(a)	296,000	11,840
WeWork Cos. LLC/WW Co-Obligor, Inc., 5.00%, 07/10/2025(a)	200,000	7,000
WeWork Cos., Inc., 7.88%, 05/01/2025(a)	100,000	3,000

		3,219,797

Uruguay-0.10%
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 10.75%, 07/01/2025(a)	135,000	131,079

Uzbekistan-0.19%
Uzbekneftegaz JSC, 4.75%, 11/16/2028(a)	310,000	244,514

Vietnam-0.21%
Mong Duong Finance Holdings B.V., 5.13%, 05/07/2029(a)	300,000	272,700

Zambia-1.21%
First Quantum Minerals Ltd.
7.50%, 04/01/2025(a)	300,000	281,862
6.88%, 03/01/2026(a)	450,000	396,758
6.88%, 10/15/2027(a)	670,000	571,996
8.63%, 06/01/2031(a)	380,000	321,234

		1,571,850

Total U.S. Dollar Denominated Bonds & Notes (Cost $133,284,154)		127,799,691

	Shares
Common Stocks & Other Equity Interests-0.19%
United States-0.19%
Cumulus Media, Inc., Class A(d)(k)	3	14
Hornbeck Offshore Services, Inc.(k)(l)	323	15,100
Hornbeck Offshore Services, Inc., Wts., TBA(j)(k)(l)	3,246	154,185
Hornbeck Offshore Services, Inc., Wts., TBA(k)(l)	2,673	60,810
PetroQuest Energy, Inc.(k)	290	0
Premier Brands Group Holdings Co.(k)(m)	3,222	3,169
Premier Brands Group Holdings Co., Wts., expiring 03/21/2024(k)(m)	10,096	1,792
TRU Taj LLC/TRU Taj Finance, Inc.(k)	2,156	6,827
Venator Materials PLC(k)	1,188,447	4,748

Total Common Stocks & Other Equity Interests (Cost $355,604)		246,645

Preferred Stocks-0.18%
Guitar Center Holdings, Inc., Series A, Pfd., 0.00%(j)(n) (Cost $220,500)	2,000	240,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Shares	Value
Money Market Funds-0.81%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(o)(p) (Cost $1,053,548)	1,053,548	$1,053,548

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.37% (Cost $134,913,806)		129,339,884

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.73%
Invesco Private Government Fund, 5.32%(o)(p)(q)	1,358,201	1,358,201

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.53%(o)(p)(q)	3,492,898	$3,493,247

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,851,341)		4,851,448

TOTAL INVESTMENTS IN SECURITIES-103.10% (Cost $139,765,147)		134,191,332
OTHER ASSETS LESS LIABILITIES-(3.10)%		(4,035,281)

NET ASSETS-100.00%.		$130,156,051

Investment Abbreviations:

DAC-Designated Activity Co.

Pfd.-Preferred

PIK-Pay-in-Kind

TBA-To Be Announced

Wts.-Warrants

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $111,638,421, which represented 85.77% of the Fund’s Net Assets.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	All or a portion of this security was out on loan at October 31, 2023.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Perpetual bond with no specified maturity date.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2023 was $344,724, which represented less than 1% of the Fund’s Net Assets.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(k)	Non-income producing security.
(l)	Acquired as part of the Hornbeck Offshore Services, Inc. reorganization.
(m)	Acquired as part of the Nine West Holding, Inc. reorganization.
(n)	Acquired as part of the Guitar Center, Inc. reorganization.
(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 4,619,354	$ 72,645,941	$ (76,211,747)	$ -	$ -	$ 1,053,548	$ 110,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$2,658,893	$15,323,103	$(16,623,795)	$-	$-	$1,358,201	$78,179	*

Invesco Private Prime Fund	6,845,033	32,675,320	(36,027,337)	160	71	3,493,247	211,476	*

Total	$14,123,280	$120,644,364	$(128,862,879)	$160	$71	$5,904,996	$399,746

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco International Corporate Bond ETF (PICB)

October 31, 2023

Schedule of Investments

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes-98.64%(a)
Australia-2.39%
APA Infrastructure Ltd., 3.50%, 03/22/2030(b)	GBP	200,000	$204,227
Australia & New Zealand Banking Group Ltd.
4.05%, 05/12/2025	AUD	400,000	249,142
0.75%, 09/29/2026(b)	EUR	100,000	96,748
Australia and New Zealand Banking Group Ltd., 3.65%, 01/20/2026(b)	EUR	100,000	104,839
BHP Billiton Finance Ltd., Series 12, 4.30%, 09/25/2042	GBP	350,000	336,621
Commonwealth Bank of Australia
4.20%, 08/18/2025	AUD	350,000	217,792
4.90%, 08/17/2028	AUD	300,000	184,565
Glencore Finance (Europe) Ltd., 3.13%, 03/26/2026(b)	GBP	146,000	166,556
National Australia Bank Ltd.
3.90%, 05/30/2025	AUD	350,000	217,369
2.90%, 02/25/2027	AUD	400,000	233,825
2.13%, 05/24/2028(b)	EUR	100,000	98,469
1.38%, 08/30/2028(b)	EUR	200,000	187,909
NBN Co. Ltd., 1.00%, 12/03/2025(b)	AUD	450,000	260,442
Sydney Airport Finance Co. Pty. Ltd., 4.38%, 05/03/2033(b)	EUR	100,000	103,752
Westpac Banking Corp., 3.70%, 01/16/2026(b)	EUR	100,000	105,119

			2,767,375

Belgium-0.18%
Belfius Bank S.A., 4.13%, 09/12/2029	EUR	200,000	209,861

Canada-21.36%
Bank of Montreal
1.50%, 12/18/2024(b)	GBP	100,000	115,723
2.37%, 02/03/2025	CAD	550,000	380,367
3.65%, 04/01/2027	CAD	620,000	418,885
4.31%, 06/01/2027	CAD	800,000	550,604
4.71%, 12/07/2027	CAD	800,000	555,813
5.04%, 05/29/2028	CAD	700,000	490,824
Bank of Nova Scotia (The)
1.95%, 01/10/2025	CAD	700,000	482,817
2.16%, 02/03/2025	CAD	600,000	413,783
5.50%, 12/29/2025	CAD	400,000	286,911
1.85%, 11/02/2026	CAD	850,000	549,584
2.95%, 03/08/2027	CAD	700,000	462,749
Bell Canada
3.35%, 03/12/2025	CAD	550,000	384,222
3.00%, 03/17/2031	CAD	300,000	179,892
5.85%, 11/10/2032	CAD	300,000	214,330
3.50%, 09/30/2050	CAD	450,000	213,608
Brookfield Finance II, Inc., 5.43%, 12/14/2032(b)	CAD	400,000	269,234
Canadian Imperial Bank of Commerce
2.75%, 03/07/2025	CAD	600,000	415,425
2.00%, 04/17/2025	CAD	650,000	443,770
1.10%, 01/19/2026	CAD	400,000	261,751
2.25%, 01/07/2027	CAD	600,000	389,969
4.95%, 06/29/2027	CAD	700,000	491,414

	Principal Amount		Value
Canada-(continued)
CPPIB Capital, Inc.
4.45%, 09/01/2027(b)	AUD	450,000	$277,735
4.20%, 05/02/2028(b)	AUD	500,000	303,161
Federation des caisses Desjardins du Quebec
5.20%, 10/01/2025	CAD	400,000	285,358
1.09%, 01/21/2026	CAD	300,000	196,138
4.41%, 05/19/2027	CAD	300,000	207,384
HSBC Bank Canada, 4.81%, 12/16/2024	CAD	300,000	214,144
National Bank of Canada
2.58%, 02/03/2025	CAD	500,000	346,587
5.30%, 11/03/2025	CAD	400,000	285,833
2.24%, 11/04/2026	CAD	325,000	212,305
5.22%, 06/14/2028	CAD	600,000	423,628
Ontario Teachers’ Finance Trust
0.50%, 05/06/2025(b)	EUR	200,000	201,102
0.90%, 05/20/2041(b)	EUR	200,000	127,905
Original Wempi, Inc., 7.79%, 10/04/2027	CAD	400,000	292,063
Rogers Communications, Inc.
3.10%, 04/15/2025	CAD	400,000	277,160
3.65%, 03/31/2027	CAD	600,000	404,201
3.25%, 05/01/2029	CAD	400,000	252,793
4.25%, 04/15/2032	CAD	300,000	188,694
6.75%, 11/09/2039	CAD	450,000	330,781
Royal Bank of Canada
1.94%, 05/01/2025	CAD	500,000	341,127
3.37%, 09/29/2025	CAD	1,000,000	690,531
5.34%, 06/23/2026	CAD	500,000	357,691
5.24%, 11/02/2026	CAD	600,000	427,328
2.33%, 01/28/2027	CAD	700,000	456,022
3.63%, 06/14/2027(b)	GBP	200,000	225,900
4.61%, 07/26/2027	CAD	650,000	451,781
4.64%, 01/17/2028	CAD	600,000	415,939
5.00%, 01/24/2028(b)	GBP	200,000	234,221
4.63%, 05/01/2028	CAD	850,000	586,903
2.13%, 04/26/2029(b)	EUR	100,000	94,676
5.23%, 06/24/2030	CAD	400,000	279,497
TELUS Corp., 5.25%, 11/15/2032	CAD	400,000	272,069
Thomson Reuters Corp., 2.24%, 05/14/2025	CAD	450,000	308,130
Toronto-Dominion Bank (The)
2.50%, 12/02/2024	CAD	550,000	383,164
1.94%, 03/13/2025	CAD	550,000	376,936
2.67%, 09/09/2025	CAD	1,100,000	750,726
1.13%, 12/09/2025	CAD	600,000	395,453
4.34%, 01/27/2026	CAD	500,000	350,218
5.42%, 07/10/2026	CAD	600,000	430,098
2.26%, 01/07/2027	CAD	650,000	423,253
0.50%, 01/18/2027(b)	EUR	200,000	188,088
2.88%, 04/05/2027(b)	GBP	300,000	331,322
4.21%, 06/01/2027	CAD	1,000,000	686,591
2.55%, 08/03/2027(b)	EUR	200,000	199,253
5.38%, 10/21/2027	CAD	600,000	427,916
5.49%, 09/08/2028	CAD	500,000	357,428
3.63%, 12/13/2029(b)	EUR	150,000	151,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Principal Amount		Value
Canada-(continued)
1.95%, 04/08/2030(b)	EUR	200,000	$181,966
3.13%, 08/03/2032(b)	EUR	100,000	95,255
TransCanada PipeLines Ltd.
3.80%, 04/05/2027	CAD	650,000	440,581
5.28%, 07/15/2030(b)	CAD	400,000	277,624
4.18%, 07/03/2048(b)	CAD	400,000	208,089
4.34%, 10/15/2049(b)	CAD	300,000	159,274

			24,755,615

China-0.07%
Prosus N.V., 1.29%, 07/13/2029(b)	EUR	100,000	78,961

Denmark-0.61%
Danske Bank A/S, 0.63%, 05/26/2025(b)	EUR	100,000	100,163
Orsted A/S
4.88%, 01/12/2032(b)	GBP	200,000	221,696
5.75%, 04/09/2040(b)	GBP	150,000	168,464
5.38%, 09/13/2042(b)	GBP	200,000	213,118

			703,441

Finland-0.96%
Nordea Bank Abp
1.13%, 02/12/2025(b)	EUR	200,000	203,974
1.13%, 02/16/2027(b)	EUR	130,000	125,192
4.13%, 05/05/2028(b)	EUR	100,000	105,350
0.50%, 11/02/2028(b)	EUR	100,000	88,320
2.50%, 05/23/2029(b)	EUR	200,000	193,402
OP Corporate Bank PLC
0.50%, 08/12/2025(b)	EUR	100,000	99,477
2.88%, 12/15/2025(b)	EUR	200,000	206,947
0.10%, 11/16/2027(b)	EUR	100,000	90,548

			1,113,210

France-23.55%
Action Logement Services
0.75%, 07/19/2041(b)	EUR	100,000	60,270
3.63%, 05/25/2043(b)	EUR	100,000	95,941
Aeroports de Paris S.A., 2.75%, 04/02/2030(b)	EUR	200,000	195,680
Airbus SE
1.63%, 06/09/2030(b)	EUR	100,000	91,462
2.38%, 06/09/2040(b)	EUR	200,000	156,043
Banque Federative du Credit Mutuel S.A.
1.75%, 12/19/2024(b)	GBP	200,000	231,752
1.25%, 01/14/2025(b)	EUR	200,000	204,168
0.01%, 03/07/2025(b)	EUR	200,000	200,057
1.00%, 05/23/2025(b)	EUR	200,000	201,552
0.75%, 07/17/2025(b)	EUR	200,000	199,829
3.00%, 09/11/2025(b)	EUR	100,000	103,228
1.25%, 12/05/2025(b)	GBP	200,000	221,352
1.63%, 01/19/2026(b)	EUR	100,000	100,504
5.00%, 01/19/2026(b)	GBP	100,000	118,924
2.38%, 03/24/2026(b)	EUR	100,000	100,948
0.01%, 05/11/2026(b)	EUR	200,000	191,482
0.75%, 06/08/2026(b)	EUR	200,000	194,278
1.00%, 07/16/2026(b)	GBP	300,000	320,986
1.25%, 05/26/2027(b)	EUR	200,000	191,649
3.13%, 09/14/2027(b)	EUR	200,000	203,909
3.88%, 01/26/2028(b)	EUR	100,000	103,359
5.38%, 05/25/2028(b)	GBP	100,000	118,850

	Principal Amount		Value
France-(continued)
0.25%, 07/19/2028(b)	EUR	100,000	$87,180
0.63%, 11/03/2028(b)	EUR	200,000	175,198
4.13%, 03/13/2029(b)	EUR	200,000	209,910
1.75%, 03/15/2029(b)	EUR	100,000	91,906
1.88%, 06/18/2029(b)	EUR	200,000	179,154
2.63%, 11/06/2029(b)	EUR	100,000	94,763
0.75%, 01/17/2030(b)	EUR	100,000	84,159
4.38%, 05/02/2030(b)	EUR	100,000	104,016
1.25%, 06/03/2030(b)	EUR	100,000	85,698
0.63%, 02/21/2031(b)	EUR	200,000	159,956
1.13%, 01/19/2032(b)	EUR	200,000	162,746
5.13%, 01/13/2033(b)	EUR	200,000	205,698
3.75%, 02/01/2033(b)	EUR	200,000	201,062
4.13%, 06/14/2033(b)	EUR	200,000	205,613
BNP Paribas S.A.
2.38%, 02/17/2025(b)	EUR	200,000	206,527
1.50%, 11/17/2025(b)	EUR	100,000	100,763
3.38%, 01/23/2026(b)	GBP	300,000	344,257
1.13%, 06/11/2026(b)	EUR	200,000	196,927
0.13%, 09/04/2026(b)	EUR	200,000	190,043
2.25%, 01/11/2027(b)	EUR	100,000	99,193
1.88%, 12/14/2027(b)	GBP	400,000	413,250
1.50%, 05/23/2028(b)	EUR	100,000	95,233
1.38%, 05/28/2029(b)	EUR	200,000	179,417
3.63%, 09/01/2029(b)	EUR	200,000	201,732
1.63%, 07/02/2031(b)	EUR	200,000	165,401
1.25%, 07/13/2031(b)	GBP	300,000	256,521
2.10%, 04/07/2032(b)	EUR	200,000	174,559
5.75%, 06/13/2032(b)	GBP	300,000	351,714
0.63%, 12/03/2032(b)	EUR	200,000	150,564
4.13%, 05/24/2033(b)	EUR	100,000	103,465
2.00%, 09/13/2036(b)	GBP	200,000	154,525
Bouygues S.A.
2.25%, 06/29/2029(b)	EUR	200,000	193,768
3.88%, 07/17/2031(b)	EUR	100,000	104,066
4.63%, 06/07/2032(b)	EUR	100,000	109,232
3.25%, 06/30/2037(b)	EUR	100,000	91,808
5.38%, 06/30/2042(b)	EUR	200,000	221,310
BPCE S.A.
1.00%, 04/01/2025(b)	EUR	200,000	202,126
0.63%, 04/28/2025(b)	EUR	200,000	200,946
0.25%, 01/15/2026(b)	EUR	200,000	194,347
0.38%, 02/02/2026(b)	EUR	100,000	97,494
0.50%, 02/24/2027(b)	EUR	200,000	187,312
1.75%, 04/26/2027(b)	EUR	100,000	97,855
3.50%, 01/25/2028(b)	EUR	200,000	206,071
4.38%, 07/13/2028(b)	EUR	100,000	105,088
1.00%, 10/05/2028(b)	EUR	100,000	92,432
5.25%, 04/16/2029(b)	GBP	300,000	334,025
0.25%, 01/14/2031(b)	EUR	200,000	159,254
0.75%, 03/03/2031(b)	EUR	100,000	81,330
1.00%, 01/14/2032(b)	EUR	100,000	80,392
4.00%, 11/29/2032(b)	EUR	200,000	205,201
4.50%, 01/13/2033(b)	EUR	200,000	205,746
Capgemini SE, 2.38%, 04/15/2032(b)	EUR	100,000	93,764
Carrefour S.A., 2.63%, 12/15/2027(b)	EUR	100,000	100,189
Cie de Saint-Gobain S.A., 1.88%, 03/15/2031(b)	EUR	100,000	91,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Principal Amount		Value
France-(continued)
Coentreprise de Transport d’Electricite S.A.
1.50%, 07/29/2028(b)	EUR	200,000	$188,821
2.13%, 07/29/2032(b)	EUR	200,000	176,819
Credit Agricole Assurances S.A.
2.00%, 07/17/2030(b)	EUR	200,000	171,254
1.50%, 10/06/2031(b)	EUR	300,000	236,686
Credit Agricole S.A.
1.38%, 03/13/2025(b)	EUR	200,000	203,951
1.00%, 09/18/2025(b)	EUR	200,000	201,032
0.38%, 10/21/2025(b)	EUR	200,000	197,908
1.25%, 04/14/2026(b)	EUR	300,000	298,184
1.88%, 12/20/2026(b)	EUR	200,000	197,903
1.38%, 05/03/2027(b)	EUR	300,000	291,437
3.38%, 07/28/2027(b)	EUR	100,000	103,195
0.13%, 12/09/2027	EUR	200,000	180,041
0.38%, 04/20/2028(b)	EUR	200,000	178,928
1.13%, 02/24/2029(b)	EUR	200,000	183,473
1.75%, 03/05/2029(b)	EUR	200,000	185,737
1.00%, 07/03/2029(b)	EUR	200,000	179,532
2.50%, 08/29/2029(b)	EUR	200,000	194,003
4.88%, 10/23/2029(b)	GBP	300,000	348,405
4.13%, 03/07/2030(b)	EUR	200,000	210,498
3.88%, 04/20/2031(b)	EUR	200,000	206,086
0.88%, 01/14/2032(b)	EUR	200,000	161,344
1.13%, 07/12/2032(b)	EUR	200,000	162,890
4.00%, 01/18/2033(b)	EUR	200,000	206,191
3.88%, 11/28/2034(b)	EUR	100,000	100,711
Credit Mutuel Arkea S.A., 3.38%, 09/19/2027(b)	EUR	100,000	102,461
Electricite de France S.A.
1.00%, 10/13/2026(b)	EUR	200,000	195,481
4.13%, 03/25/2027(b)	EUR	100,000	106,666
6.25%, 05/30/2028(b)	GBP	100,000	122,771
4.38%, 10/12/2029(b)	EUR	100,000	106,451
4.63%, 04/26/2030(b)	EUR	200,000	215,474
2.00%, 10/02/2030(b)	EUR	100,000	92,001
5.88%, 07/18/2031	GBP	200,000	235,579
4.25%, 01/25/2032(b)	EUR	100,000	103,812
1.00%, 11/29/2033(b)	EUR	200,000	150,634
6.13%, 06/02/2034(b)	GBP	500,000	580,794
4.75%, 10/12/2034(b)	EUR	200,000	210,065
5.50%, 03/27/2037(b)	GBP	200,000	213,948
5.50%, 10/17/2041(b)	GBP	500,000	515,995
4.63%, 01/25/2043(b)	EUR	100,000	95,304
2.00%, 12/09/2049(b)	EUR	200,000	111,907
5.13%, 09/22/2050(b)	GBP	300,000	281,982
5.63%, 01/25/2053(b)	GBP	200,000	200,591
6.00%, 01/23/2114(b)	GBP	500,000	493,187
ENGIE S.A.
2.38%, 05/19/2026(b)	EUR	200,000	203,477
3.63%, 01/11/2030(b)	EUR	100,000	102,986
4.00%, 01/11/2035(b)	EUR	100,000	100,882
5.63%, 04/03/2053(b)	GBP	300,000	328,075
5.00%, 10/01/2060(b)	GBP	350,000	345,438
EssilorLuxottica S.A.
0.13%, 05/27/2025(b)	EUR	200,000	199,625
0.38%, 01/05/2026(b)	EUR	100,000	98,281

	Principal Amount		Value
France-(continued)
Holding d’Infrastructures de Transport S.A.S.U., 1.48%, 01/18/2031(b)	EUR	100,000	$84,301
Kering S.A.
3.63%, 09/05/2031(b)	EUR	100,000	103,389
3.88%, 09/05/2035(b)	EUR	100,000	101,727
La Banque Postale S.A., 4.00%, 05/03/2028(b)	EUR	100,000	105,489
Orange S.A.
8.13%, 01/28/2033	EUR	150,000	210,606
0.63%, 12/16/2033(b)	EUR	100,000	77,017
5.38%, 11/22/2050(b)	GBP	150,000	165,925
Pernod Ricard S.A., 1.13%, 04/07/2025(b)	EUR	100,000	101,656
RTE Reseau de Transport d’Electricite SADIR
1.63%, 11/27/2025(b)	EUR	200,000	202,444
3.75%, 07/04/2035(b)	EUR	100,000	101,334
Societe Generale S.A.
1.13%, 01/23/2025(b)	EUR	100,000	101,768
2.63%, 02/27/2025(b)	EUR	200,000	205,699
0.13%, 02/24/2026(b)	EUR	200,000	193,574
0.75%, 01/25/2027(b)	EUR	200,000	187,867
4.13%, 06/02/2027(b)	EUR	200,000	210,929
0.25%, 07/08/2027(b)	EUR	200,000	183,754
4.00%, 11/16/2027(b)	EUR	200,000	210,057
0.13%, 02/18/2028(b)	EUR	100,000	89,500
2.13%, 09/27/2028(b)	EUR	200,000	190,109
1.75%, 03/22/2029(b)	EUR	100,000	91,061
2.63%, 05/30/2029(b)	EUR	200,000	195,395
1.25%, 06/12/2030(b)	EUR	200,000	170,335
4.25%, 11/16/2032(b)	EUR	200,000	208,701
6.25%, 06/22/2033(b)	GBP	200,000	243,180
Suez S.A.C.A., 2.88%, 05/24/2034(b)	EUR	100,000	89,899
TotalEnergies Capital Canada Ltd., 2.13%, 09/18/2029(b)	EUR	200,000	191,885
TotalEnergies Capital International S.A.
2.50%, 03/25/2026(b)	EUR	100,000	102,415
1.62%, 05/18/2040(b)	EUR	200,000	144,251
Unibail-Rodamco-Westfield SE
0.63%, 05/04/2027(b)	EUR	200,000	185,432
1.38%, 12/04/2031(b)	EUR	100,000	82,130

			27,303,477

Germany-9.33%
Amprion GmbH, 3.97%, 09/22/2032(b)	EUR	100,000	103,381
Aroundtown S.A., 0.38%, 04/15/2027(b)	EUR	200,000	161,250
BASF SE, 1.50%, 03/17/2031(b)	EUR	200,000	178,817
Bayer AG
0.05%, 01/12/2025(b)	EUR	100,000	100,789
0.75%, 01/06/2027(b)	EUR	200,000	191,412
0.38%, 01/12/2029(b)	EUR	100,000	87,179
1.13%, 01/06/2030(b)	EUR	100,000	87,154
0.63%, 07/12/2031(b)	EUR	200,000	159,435
1.38%, 07/06/2032(b)	EUR	100,000	82,316
4.63%, 05/26/2033(b)	EUR	200,000	209,479
Bayer Capital Corp. B.V.
1.50%, 06/26/2026(b)	EUR	300,000	297,424
2.13%, 12/15/2029(b)	EUR	300,000	279,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Principal Amount		Value
Germany-(continued)
BMW Finance N.V., 0.50%, 02/22/2025(b)	EUR	200,000	$202,244
Commerzbank AG
1.00%, 03/04/2026(b)	EUR	195,000	192,227
0.50%, 12/04/2026(b)	EUR	119,000	113,021
Deutsche Bahn Finance GmbH
0.63%, 04/15/2036(b)	EUR	200,000	142,499
0.63%, 12/08/2050(b)	EUR	100,000	46,824
1.13%, 05/29/2051(b)	EUR	100,000	54,351
Deutsche Bank AG
2.63%, 12/16/2024(b)	GBP	300,000	347,656
1.63%, 01/20/2027(b)	EUR	200,000	190,930
E.ON International Finance B.V.
6.25%, 06/03/2030(b)	GBP	300,000	367,930
6.38%, 06/07/2032	GBP	400,000	493,185
4.75%, 01/31/2034(b)	GBP	200,000	215,183
5.88%, 10/30/2037(b)	GBP	250,000	287,112
6.75%, 01/27/2039(b)	GBP	250,000	309,568
6.13%, 07/06/2039(b)	GBP	350,000	409,598
E.ON SE, 3.88%, 01/12/2035(b)	EUR	100,000	100,768
Grand City Properties S.A., 0.13%, 01/11/2028(b)	EUR	100,000	81,712
Heidelberg Materials AG, 1.50%,
02/07/2025(b)	EUR	200,000	204,208
Heidelberg Materials Finance Luxembourg S.A., 1.63%, 04/07/2026(b)	EUR	100,000	99,881
Landesbank Baden-Wuerttemberg
1.50%, 02/03/2025(b)	GBP	200,000	228,579
0.38%, 02/18/2027(b)	EUR	100,000	92,665
Landesbank Hessen-Thueringen Girozentrale, 0.38%, 05/12/2025(b)	EUR	200,000	199,902
Mercedes-Benz Group AG, 2.13%, 07/03/2037(b)(c)	EUR	150,000	125,292
Mercedes-Benz International Finance B.V., 2.63%, 04/07/2025(b)	EUR	200,000	207,760
Robert Bosch GmbH
4.00%, 06/02/2035(b)	EUR	200,000	205,968
4.38%, 06/02/2043(b)	EUR	200,000	200,893
RWE AG
2.50%, 08/24/2025(b)	EUR	200,000	206,660
2.13%, 05/24/2026(b)	EUR	100,000	101,036
2.75%, 05/24/2030(b)	EUR	100,000	96,671
Siemens Financieringsmaatschappij N.V., 2.25%, 03/10/2025(b)	EUR	100,000	103,428
Traton Finance Luxembourg S.A.
0.13%, 03/24/2025(b)	EUR	200,000	199,358
0.75%, 03/24/2029(b)	EUR	200,000	173,146
Volkswagen Bank GmbH, 4.25%, 01/07/2026(b)	EUR	200,000	210,139
Volkswagen Financial Services AG
0.25%, 01/31/2025(b)	EUR	100,000	100,952
0.13%, 02/12/2027(b)	EUR	100,000	92,314
0.88%, 01/31/2028(b)	EUR	130,000	118,752
Volkswagen Financial Services N.V., 2.13%, 01/18/2028(b)	GBP	200,000	204,764
Volkswagen International Finance N.V.
4.13%, 11/15/2025(b)	EUR	100,000	105,622
3.88%, 03/29/2026(b)	EUR	100,000	104,607

	Principal Amount		Value
Germany-(continued)
1.88%, 03/30/2027(b)	EUR	300,000	$290,956
0.88%, 09/22/2028(b)	EUR	300,000	267,204
1.63%, 01/16/2030(b)	EUR	175,000	154,883
3.25%, 11/18/2030(b)	EUR	100,000	96,968
4.13%, 11/16/2038(b)	EUR	100,000	94,830
Volkswagen Leasing GmbH, 0.38%, 07/20/2026(b)	EUR	200,000	191,173
Vonovia SE
0.38%, 06/16/2027(b)	EUR	100,000	90,057
0.25%, 09/01/2028(b)	EUR	100,000	84,439
0.63%, 12/14/2029(b)	EUR	100,000	81,224
0.75%, 09/01/2032(b)	EUR	200,000	145,825
1.00%, 06/16/2033(b)	EUR	100,000	72,651
Wintershall Dea Finance B.V.
0.84%, 09/25/2025(b)	EUR	100,000	99,064
1.33%, 09/25/2028(b)	EUR	200,000	181,778
1.82%, 09/25/2031(b)	EUR	100,000	83,851

			10,810,325

Ireland-0.26%
Ryanair DAC, 0.88%, 05/25/2026(b)	EUR	100,000	97,480
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/2026(b)	EUR	200,000	205,116

			302,596

Italy-5.15%
Assicurazioni Generali S.p.A., 4.13%, 05/04/2026(b)	EUR	100,000	105,095
ASTM S.p.A.
1.50%, 01/25/2030(b)	EUR	225,000	191,513
2.38%, 11/25/2033(b)	EUR	100,000	79,407
Autostrade per l’Italia S.p.A.
2.00%, 12/04/2028(b)	EUR	100,000	92,415
2.00%, 01/15/2030(b)	EUR	200,000	176,291
Enel Finance International N.V.
1.50%, 07/21/2025(b)	EUR	100,000	101,415
0.25%, 11/17/2025(b)	EUR	100,000	98,130
1.38%, 06/01/2026(b)	EUR	50,000	49,361
0.38%, 06/17/2027(b)	EUR	100,000	92,827
3.88%, 03/09/2029(b)	EUR	200,000	209,206
2.88%, 04/11/2029(b)	GBP	200,000	208,312
0.38%, 05/28/2029(b)	EUR	100,000	86,232
0.50%, 06/17/2030(b)	EUR	120,000	99,236
0.88%, 09/28/2034(b)	EUR	220,000	159,590
0.88%, 06/17/2036(b)	EUR	100,000	67,028
5.75%, 09/14/2040(b)	GBP	450,000	503,123
Enel S.p.A., 5.75%, 06/22/2037(b)	GBP	180,000	205,304
Eni S.p.A.
3.75%, 09/12/2025(b)	EUR	100,000	105,500
1.50%, 02/02/2026(b)	EUR	150,000	149,984
1.25%, 05/18/2026(b)	EUR	100,000	98,754
0.38%, 06/14/2028(b)	EUR	200,000	179,765
3.63%, 01/29/2029(b)	EUR	100,000	103,473
0.63%, 01/23/2030(b)	EUR	100,000	85,608
2.00%, 05/18/2031(b)	EUR	150,000	136,231
4.25%, 05/19/2033(b)	EUR	200,000	205,466
Intesa Sanpaolo S.p.A.
2.13%, 05/26/2025(b)	EUR	125,000	127,913
0.63%, 02/24/2026(b)	EUR	250,000	242,435
4.00%, 05/19/2026(b)	EUR	100,000	105,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Principal Amount		Value
Italy-(continued)
1.00%, 11/19/2026(b)	EUR	202,000	$193,613
4.75%, 09/06/2027(b)	EUR	150,000	158,836
0.75%, 03/16/2028(b)	EUR	100,000	90,336
1.75%, 03/20/2028(b)	EUR	150,000	141,997
1.75%, 07/04/2029(b)	EUR	100,000	90,193
4.88%, 05/19/2030(b)	EUR	300,000	315,203
6.63%, 05/31/2033(b)	GBP	200,000	231,630
Snam S.p.A., 0.88%, 10/25/2026(b)	EUR	209,000	201,767
UniCredit S.p.A.
0.50%, 04/09/2025(b)	EUR	100,000	100,141
0.33%, 01/19/2026(b)	EUR	150,000	146,112
2.13%, 10/24/2026(b)	EUR	159,000	159,414
0.85%, 01/19/2031(b)	EUR	100,000	81,168

			5,975,357

Japan-2.19%
Mizuho Financial Group, Inc.
5.63%, 06/13/2028(b)	GBP	100,000	119,719
0.69%, 10/07/2030(b)	EUR	100,000	82,162
NTT Finance Corp.
0.01%, 03/03/2025(b)	EUR	100,000	100,410
Series 16, 0.18%, 12/19/2025	JPY	100,000,000	657,628
Series 18, 0.38%, 09/20/2030	JPY	100,000,000	631,372
Sumitomo Mitsui Financial Group, Inc.
1.55%, 06/15/2026(b)	EUR	200,000	198,315
0.63%, 10/23/2029(b)	EUR	125,000	106,167
Takeda Pharmaceutical Co. Ltd.
2.25%, 11/21/2026(b)	EUR	200,000	201,383
3.00%, 11/21/2030(b)	EUR	200,000	196,463
1.38%, 07/09/2032	EUR	200,000	167,713
2.00%, 07/09/2040	EUR	100,000	73,900

			2,535,232

Luxembourg-0.08%
Logicor Financing S.a.r.l., 1.63%, 07/15/2027(b)	EUR	100,000	90,051

Netherlands-5.20%
ABN AMRO Bank N.V.
1.38%, 01/16/2025(b)	GBP	100,000	115,058
1.00%, 04/16/2025(b)	EUR	200,000	203,032
3.75%, 04/20/2025(b)	EUR	100,000	105,350
1.25%, 05/28/2025(b)	EUR	200,000	202,198
0.60%, 01/15/2027(b)	EUR	300,000	282,407
4.00%, 01/16/2028(b)	EUR	200,000	208,295
5.13%, 02/22/2028(b)	GBP	200,000	233,667
4.38%, 10/20/2028(b)	EUR	200,000	210,336
0.50%, 09/23/2029(b)	EUR	100,000	84,333
4.25%, 02/21/2030(b)	EUR	100,000	103,942
1.00%, 06/02/2033(b)	EUR	100,000	80,074
1.25%, 01/20/2034(b)	EUR	100,000	77,925
4.50%, 11/21/2034(b)	EUR	200,000	207,737
Cooperatieve Rabobank U.A.
1.25%, 01/14/2025(b)	GBP	100,000	115,133
5.25%, 09/14/2027(b)	GBP	100,000	117,170
4.63%, 05/23/2029(b)	GBP	400,000	438,027
4.00%, 01/10/2030(b)	EUR	200,000	207,710
1.13%, 05/07/2031(b)	EUR	100,000	85,263
ING Groep N.V.
1.13%, 02/14/2025(b)	EUR	200,000	203,574

	Principal Amount		Value
Netherlands-(continued)
2.13%, 01/10/2026(b)	EUR	100,000	$101,702
3.00%, 02/18/2026(b)	GBP	400,000	454,948
1.38%, 01/11/2028(b)	EUR	100,000	95,673
2.00%, 09/20/2028(b)	EUR	200,000	192,722
2.50%, 11/15/2030(b)	EUR	200,000	191,467
Koninklijke KPN N.V., 5.75%, 09/17/2029(b)	GBP	314,000	374,650
LeasePlan Corp. N.V.
0.25%, 02/23/2026(b)	EUR	100,000	96,430
0.25%, 09/07/2026(b)	EUR	100,000	94,434
Shell International Finance B.V.
0.38%, 02/15/2025(b)	EUR	200,000	202,155
2.50%, 03/24/2026	EUR	150,000	153,463
1.63%, 01/20/2027(b)	EUR	200,000	196,797
0.50%, 11/08/2031(b)	EUR	100,000	81,133
1.88%, 04/07/2032(b)	EUR	100,000	89,996
1.25%, 11/11/2032(b)	EUR	100,000	83,819
0.88%, 11/08/2039(b)	EUR	100,000	63,110
1.75%, 09/10/2052(b)	GBP	100,000	52,343
TenneT Holding B.V., 4.50%, 10/28/2034(b)	EUR	200,000	223,265

			6,029,338

New Zealand-0.17%
Bank of New Zealand, 5.87%, 09/01/2028(b)	NZD	350,000	201,348

Norway-1.26%
Equinor ASA
1.38%, 05/22/2032(b)	EUR	100,000	86,720
1.63%, 02/17/2035(b)	EUR	200,000	164,812
Norway Government Bond
Series 477, 1.75%, 03/13/2025(b)	NOK	3,000,000	259,859
Series 478, 1.50%, 02/19/2026(b)	NOK	1,200,000	101,313
Series 479, 1.75%, 02/17/2027(b)	NOK	4,000,000	332,791
Series 480, 2.00%, 04/26/2028(b)	NOK	1,800,000	147,974
Series 481, 1.75%, 09/06/2029(b)	NOK	1,900,000	150,411
Series 482, 1.38%, 08/19/2030(b)	NOK	700,000	53,027
Series 483, 1.25%, 09/17/2031(b)	NOK	900,000	65,731
SpareBank 1 SR-Bank ASA, 3.75%, 11/23/2027(b)	EUR	100,000	103,961

			1,466,599

Portugal-0.16%
EDP Finance B.V., 1.88%, 09/21/2029(b)	EUR	200,000	186,538

Spain-5.49%
Abertis Infraestructuras S.A.
2.38%, 09/27/2027(b)	EUR	200,000	198,986
3.00%, 03/27/2031(b)	EUR	100,000	94,566
Banco Bilbao Vizcaya Argentaria S.A.
1.38%, 05/14/2025(b)	EUR	100,000	101,205
0.75%, 06/04/2025(b)	EUR	100,000	100,397
1.75%, 11/26/2025(b)	EUR	200,000	202,020
1.00%, 06/21/2026(b)	EUR	100,000	97,663
0.38%, 11/15/2026(b)	EUR	100,000	95,093
0.50%, 01/14/2027(b)	EUR	100,000	93,924
3.50%, 02/10/2027(b)	EUR	100,000	102,692
3.38%, 09/20/2027(b)	EUR	200,000	206,135
4.38%, 10/14/2029(b)	EUR	200,000	213,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Principal Amount		Value
Spain-(continued)
Banco de Sabadell S.A., 0.88%, 07/22/2025(b)	EUR	200,000	$200,049
Banco Santander S.A.
1.13%, 01/17/2025(b)	EUR	200,000	203,712
2.50%, 03/18/2025(b)	EUR	200,000	205,867
1.38%, 01/05/2026(b)	EUR	200,000	198,996
3.75%, 01/16/2026(b)	EUR	200,000	209,677
3.25%, 04/04/2026(b)	EUR	200,000	204,711
1.50%, 04/14/2026(b)	GBP	200,000	216,541
0.30%, 10/04/2026(b)	EUR	200,000	191,170
3.13%, 01/19/2027(b)	EUR	100,000	101,649
0.50%, 02/04/2027(b)	EUR	200,000	186,840
1.75%, 02/17/2027(b)	GBP	200,000	210,380
1.13%, 06/23/2027(b)	EUR	100,000	94,980
3.88%, 01/16/2028(b)	EUR	100,000	104,691
2.13%, 02/08/2028(b)	EUR	200,000	190,779
0.20%, 02/11/2028(b)	EUR	200,000	179,600
5.13%, 01/25/2030(b)	GBP	100,000	114,275
1.63%, 10/22/2030(b)	EUR	200,000	166,767
1.00%, 11/04/2031(b)	EUR	200,000	164,721
CaixaBank S.A.
0.38%, 02/03/2025(b)	EUR	100,000	100,766
1.13%, 03/27/2026(b)	EUR	100,000	98,465
1.38%, 06/19/2026(b)	EUR	200,000	196,105
3.75%, 09/07/2029(b)	EUR	200,000	206,696
Iberdrola Finanzas S.A., 1.00%, 03/07/2025(b)	EUR	100,000	101,654
Naturgy Finance B.V., 1.38%, 01/19/2027(b)	EUR	200,000	195,209
Santander Consumer Finance S.A., 0.38%, 01/17/2025(b)	EUR	200,000	202,329
Telefonica Emisiones S.A.
1.53%, 01/17/2025(b)	EUR	100,000	102,676
5.38%, 02/02/2026(b)	GBP	195,000	234,829
0.66%, 02/03/2030(b)	EUR	200,000	173,061
Telefonica Emisiones S.A.U., 2.59%, 05/25/2031(b)	EUR	100,000	95,271

			6,358,399

Sweden-3.53%
Skandinaviska Enskilda Banken AB
3.25%, 11/24/2025(b)	EUR	100,000	104,340
4.00%, 11/09/2026(b)	EUR	200,000	210,084
1.75%, 11/11/2026(b)	EUR	200,000	198,102
4.13%, 06/29/2027(b)	EUR	100,000	106,199
3.75%, 02/07/2028(b)	EUR	200,000	206,839
3.88%, 05/09/2028(b)	EUR	100,000	105,134
0.38%, 06/21/2028(b)	EUR	200,000	177,228
0.63%, 11/12/2029(b)	EUR	200,000	170,239
Svenska Handelsbanken AB
1.00%, 04/15/2025(b)	EUR	200,000	202,679
3.75%, 05/05/2026(b)	EUR	179,000	188,297
0.13%, 11/03/2026(b)	EUR	100,000	94,427
3.38%, 02/17/2028(b)	EUR	100,000	103,041
0.05%, 09/06/2028(b)	EUR	100,000	87,546
1.38%, 02/23/2029(b)	EUR	130,000	119,526
0.50%, 02/18/2030(b)	EUR	200,000	168,547
Swedbank AB
0.75%, 05/05/2025(b)	EUR	100,000	100,713

	Principal Amount		Value
Sweden-(continued)
3.75%, 11/14/2025(b)	EUR	100,000	$105,144
0.25%, 11/02/2026(b)	EUR	100,000	94,398
2.10%, 05/25/2027(b)	EUR	200,000	197,317
Sweden Government Bond
Series 1058, 2.50%, 05/12/2025(b)	SEK	4,000,000	352,986
Series 1059, 1.00%, 11/12/2026(b)	SEK	3,000,000	252,388
Series 1060, 0.75%, 05/12/2028(b)	SEK	2,000,000	162,608
Series 1061, 0.75%, 11/12/2029(b)	SEK	1,000,000	79,076
Telia Co. AB, 3.63%, 11/08/2023(b)	SEK	2,000,000	179,075
Vattenfall AB, 6.88%, 04/15/2039(b)	GBP	250,000	324,015

			4,089,948

Switzerland-2.14%
Credit Suisse AG
1.13%, 12/15/2025(b)	GBP	300,000	328,237
0.25%, 01/05/2026(b)	EUR	225,000	217,201
7.75%, 03/10/2026(b)	GBP	100,000	124,759
1.50%, 04/10/2026(b)	EUR	150,000	147,610
0.25%, 09/01/2028(b)	EUR	120,000	104,292
Holcim Finance (Luxembourg) S.A.
2.25%, 05/26/2028(b)	EUR	100,000	98,167
0.50%, 09/03/2030(b)	EUR	100,000	81,481
Richemont International Holding S.A., 2.00%, 03/26/2038(b)	EUR	200,000	162,887
Sika Capital B.V, 3.75%, 11/03/2026(b)	EUR	100,000	105,182
UBS AG
0.01%, 03/31/2026(b)	EUR	200,000	190,976
0.50%, 03/31/2031(b)	EUR	200,000	159,199
UBS Group AG
1.25%, 09/01/2026(b)	EUR	200,000	193,994
0.65%, 09/10/2029(b)	EUR	100,000	83,952
0.88%, 11/03/2031(b)	EUR	200,000	155,863
0.63%, 01/18/2033(b)	EUR	248,000	178,223
0.63%, 02/24/2033(b)	EUR	200,000	146,876

			2,478,899

United Kingdom-12.95%
ABP Finance PLC, 6.25%, 12/14/2026(b)	GBP	200,000	244,048
Anglian Water Services Financing PLC, 6.00%, 06/20/2039(b)	GBP	200,000	230,748
Annington Funding PLC
3.18%, 07/12/2029(b)	GBP	150,000	151,043
3.69%, 07/12/2034(b)	GBP	200,000	183,044
3.94%, 07/12/2047(b)	GBP	300,000	239,328
B.A.T. International Finance PLC
2.25%, 06/26/2028(b)	GBP	227,000	233,009
2.25%, 01/16/2030(b)	EUR	200,000	179,133
6.00%, 11/24/2034(b)	GBP	150,000	162,430
2.25%, 09/09/2052(b)	GBP	200,000	92,580
Barclays PLC
3.00%, 05/08/2026(b)	GBP	200,000	223,887
3.25%, 02/12/2027(b)	GBP	450,000	493,649
BG Energy Capital PLC, 5.00%, 11/04/2036(b)	GBP	250,000	278,870
Blend Funding PLC
3.46%, 09/21/2047(b)	GBP	200,000	165,766
2.92%, 04/05/2054(b)	GBP	200,000	138,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Principal Amount		Value
United Kingdom-(continued)
BP Capital Markets PLC
2.52%, 04/07/2028(b)	EUR	100,000	$99,682
1.23%, 05/08/2031(b)	EUR	100,000	85,876
2.82%, 04/07/2032(b)	EUR	200,000	190,986
British Telecommunications PLC
1.75%, 03/10/2026(b)	EUR	200,000	201,310
1.50%, 06/23/2027(b)	EUR	100,000	96,898
5.75%, 12/07/2028(b)	GBP	150,000	181,073
3.13%, 11/21/2031(b)	GBP	200,000	199,588
6.38%, 06/23/2037(b)	GBP	200,000	237,458
Cadent Finance PLC
2.13%, 09/22/2028(b)	GBP	250,000	256,712
2.63%, 09/22/2038(b)	GBP	200,000	150,354
2.75%, 09/22/2046(b)	GBP	300,000	198,854
CCEP Finance Ireland DAC, 0.88%, 05/06/2033(b)	EUR	100,000	78,956
Centrica PLC
4.38%, 03/13/2029(b)	GBP	150,000	168,923
7.00%, 09/19/2033(b)	GBP	272,000	348,909
4.25%, 09/12/2044(b)	GBP	150,000	135,378
Clarion Funding PLC, 3.13%, 04/19/2048(b)	GBP	130,000	97,190
Connect Plus (M25) Issuer PLC, 2.61%, 03/31/2039(b)	GBP	259,065	245,705
easyJet FinCo B.V., 1.88%, 03/03/2028(b)	EUR	200,000	185,349
Heathrow Funding Ltd.
6.75%, 12/03/2026(b)	GBP	300,000	371,588
6.45%, 12/10/2031(b)	GBP	250,000	307,731
5.88%, 05/13/2041(b)	GBP	300,000	337,292
4.63%, 10/31/2046(b)	GBP	300,000	279,197
High Speed Rail Finance 1 PLC, 4.38%, 11/01/2038(b)	GBP	250,000	259,616
Housing & Care 21, 3.29%, 11/08/2049(b)	GBP	200,000	154,975
HSBC Holdings PLC
2.50%, 03/15/2027(b)	EUR	100,000	100,008
2.63%, 08/16/2028(b)	GBP	400,000	420,963
Imperial Brands Finance Netherlands B.V., 1.75%, 03/18/2033(b)	EUR	100,000	75,101
Imperial Brands Finance PLC
5.50%, 09/28/2026(b)	GBP	150,000	178,544
4.88%, 06/07/2032(b)	GBP	200,000	206,191
Lloyds Bank Corporate Markets PLC, 2.38%, 04/09/2026(b)	EUR	200,000	203,580
Motability Operations Group PLC
3.63%, 03/10/2036(b)	GBP	200,000	196,754
2.13%, 01/18/2042(b)	GBP	200,000	143,163
National Grid Electricity Distribution (West Midlands) PLC, 5.75%, 04/16/2032(b)	GBP	225,000	266,341
National Grid PLC, 4.28%, 01/16/2035(b)	EUR	100,000	100,338
Nationwide Building Society
0.25%, 07/22/2025(b)	EUR	100,000	99,004
6.13%, 08/21/2028(b)	GBP	300,000	367,691
NatWest Markets PLC
2.75%, 04/02/2025(b)	EUR	100,000	103,774
0.13%, 11/12/2025(b)	EUR	100,000	97,443

	Principal Amount		Value
United Kingdom-(continued)
0.13%, 06/18/2026(b)	EUR	200,000	$190,282
6.63%, 06/22/2026(b)	GBP	200,000	246,498
1.38%, 03/02/2027(b)	EUR	100,000	96,148
6.38%, 11/08/2027(b)	GBP	255,000	313,386
Sanctuary Capital PLC, 2.38%, 04/14/2050(b)	GBP	200,000	128,107
Santander UK Group Holdings PLC, 3.63%, 01/14/2026(b)	GBP	150,000	171,460
Scottish Widows Ltd., 7.00%, 06/16/2043(b)	GBP	150,000	170,305
Severn Trent Utilities Finance PLC, 3.63%, 01/16/2026(b)	GBP	200,000	232,271
Sky Ltd., 2.50%, 09/15/2026(b)	EUR	200,000	203,407
SSE PLC, 8.38%, 11/20/2028(b)	GBP	183,000	246,679
Standard Chartered PLC
5.13%, 06/06/2034(b)	GBP	200,000	208,396
4.38%, 01/18/2038(b)	GBP	200,000	205,858
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043(b)	GBP	400,000	431,982
Thames Water Utilities Finance PLC
4.00%, 06/19/2025(b)	GBP	200,000	229,017
4.38%, 01/18/2031(b)	EUR	100,000	95,336
5.13%, 09/28/2037(b)	GBP	150,000	144,975
5.50%, 02/11/2041(b)	GBP	200,000	193,656
Vodafone Group PLC
1.88%, 09/11/2025(b)	EUR	100,000	101,856
1.13%, 11/20/2025(b)	EUR	100,000	100,124
1.63%, 11/24/2030(b)	EUR	200,000	181,209
1.60%, 07/29/2031(b)	EUR	151,000	134,009
3.38%, 08/08/2049(b)	GBP	200,000	148,546
5.13%, 12/02/2052(b)	GBP	200,000	197,170
3.00%, 08/12/2056(b)	GBP	300,000	194,029

			15,008,820

United States-1.61%
Medtronic Global Holdings S.C.A.
3.13%, 10/15/2031	EUR	100,000	99,903
3.38%, 10/15/2034	EUR	200,000	197,980
1.38%, 10/15/2040	EUR	100,000	67,421
1.63%, 10/15/2050	EUR	100,000	59,405
Stellantis N.V.
3.88%, 01/05/2026(b)	EUR	100,000	105,804
2.75%, 05/15/2026(b)	EUR	100,000	102,765
0.63%, 03/30/2027(b)	EUR	200,000	189,216
4.50%, 07/07/2028(b)	EUR	100,000	108,118
0.75%, 01/18/2029(b)	EUR	100,000	89,217
4.38%, 03/14/2030(b)	EUR	200,000	212,297
4.25%, 06/16/2031(b)	EUR	200,000	206,088
2.75%, 04/01/2032(b)	EUR	100,000	91,850
1.25%, 06/20/2033(b)	EUR	200,000	155,889
Toyota Motor Credit Corp., 0.13%, 11/05/2027(b)	EUR	200,000	183,007

			1,868,960

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $132,655,289)			114,334,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2023

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e) (Cost $51,669)	51,669	$51,669

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.68% (Cost $132,706,958)		114,386,019

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.11%
Invesco Private Government Fund, 5.32%(d)(e)(f)	36,733	36,733

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.53%(d)(e)(f)	93,576	$93,585

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $130,315)		130,318

TOTAL INVESTMENTS IN SECURITIES-98.79% ( Cost $132,837,273)		114,516,337
OTHER ASSETS LESS LIABILITIES-1.21%		1,398,523

NET ASSETS-100.00%.		$115,914,860

Investment Abbreviations:

AUD-Australian Dollar

CAD-Canadian Dollar

EUR-Euro

GBP-British Pound Sterling

JPY-Japanese Yen

NOK-Norwegian Krone

NZD-New Zealand Dollar

SEK-Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $88,343,810, which represented 76.21% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$296,525	$6,922,763	$(7,167,619)	$-	$-	$51,669	$1,578

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	187,446	80,228	(230,941)	-	-	36,733	2,011	*

Invesco Private Prime Fund	484,184	72,195	(462,844)	-	50	93,585	5,389	*

Total	$968,155	$7,075,186	$(7,861,404)	$-	$50	$181,987	$8,978

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Assets and Liabilities

October 31, 2023

	Invesco 0-5 Yr US TIPS ETF (PBTP)	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Assets:
Unaffiliated investments in securities, at value(a)	$68,983,331	$1,264,221,240	$128,286,336	$114,334,350
Affiliated investments in securities, at value	96,987	59,559,741	5,904,996	181,987
Cash	-	-	661,076	-
Foreign currencies, at value	-	48,150	31,837	315,827
Deposits with brokers:
Cash segregated as collateral	-	14,957,651	8,978,727	-
Receivable for:
Dividends and interest	106,959	19,213,480	2,486,271	1,593,211
Securities lending	-	47,467	2,090	17
Investments sold	1,411,050	10,022,643	6,603,241	2,235,149
Fund shares sold	-	1,750,846	213,680	-
Foreign tax reclaims	-	-	-	5,860
Investments matured, at value	-	-	333,089	-

Total assets	70,598,327	1,369,821,218	153,501,343	118,666,401

Liabilities:
Due to custodian	-	18,459	-	-
Payable for:
Investments purchased.	1,500,545	1,750,847	938,225	2,572,040
Collateral upon return of securities loaned	-	55,668,321	4,851,341	130,315
Collateral upon receipt of securities in-kind	-	14,957,651	8,978,727	-
Fund shares repurchased	-	12,462,857	8,414,395	-
Accrued unitary management fees	4,178	571,446	42,044	49,186
Other payables.	-	160,087	120,560	-

Total liabilities.	1,504,723	85,589,668	23,345,292	2,751,541

Net Assets	$69,093,604	$1,284,231,550	$130,156,051	$115,914,860

Net assets consist of:
Shares of beneficial interest.	$74,401,970	$2,658,507,052	$181,429,500	$143,179,912
Distributable earnings (loss)	(5,308,366)	(1,374,275,502)	(51,273,449)	(27,265,052)

Net Assets	$69,093,604	$1,284,231,550	$130,156,051	$115,914,860

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,820,001	71,800,000	7,000,000	5,600,000
Net asset value	$24.50	$17.89	$18.59	$20.70

Market price	$24.51	$17.83	$18.55	$20.75

Unaffiliated investments in securities, at cost	$73,646,777	$1,650,451,389	$133,860,258	$132,655,289

Affiliated investments in securities, at cost	$96,987	$59,558,918	$5,904,889	$181,984

Foreign currencies, at cost.	$-	$48,059	$31,200	$315,617

Investments matured, at cost	$-	$-	$9,160,273	$-

(a) Includes securities on loan with an aggregate value of:	$-	$54,208,357	$4,713,092	$123,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Statements of Operations

For the year ended October 31, 2023

	Invesco 0-5 Yr US TIPS ETF (PBTP)	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Investment income:
Unaffiliated interest income	$2,351,886	$114,363,333	$12,984,906	$3,214,539
Unaffiliated dividend income	-	-	14	520
Affiliated dividend income	2,861	213,267	110,091	1,578
Securities lending income, net	25	758,579	70,325	215
Foreign withholding tax	-	-	-	(6,806)

Total investment income	2,354,772	115,335,179	13,165,336	3,210,046

Expenses:
Unitary management fees	64,899	7,860,873	608,772	561,042
Tax expenses	-	-	1,314	-

Total expenses	64,899	7,860,873	610,086	561,042

Less: Waivers	(66)	(4,654)	(2,362)	(40)

Net expenses	64,833	7,856,219	607,724	561,002

Net investment income	2,289,939	107,478,960	12,557,612	2,649,044

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,421,657)	(125,415,334)	(7,980,569)	(4,464,568)
Affiliated investment securities	-	8,066	71	50
In-kind redemptions	(1,902,717)	(25,809,157)	(1,443,698)	(1,015,005)
Short Sales	-	-	205	-
Foreign currencies	-	(289)	(5,807)	38,202

Net realized gain (loss)	(3,324,374)	(151,216,714)	(9,429,798)	(5,441,321)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,642,001	221,759,556	6,285,205	9,423,343
Affiliated investment securities	-	2,558	160	-
Foreign currencies	-	751	960	(2,778)

Change in net unrealized appreciation	3,642,001	221,762,865	6,286,325	9,420,565

Net realized and unrealized gain (loss)	317,627	70,546,151	(3,143,473)	3,979,244

Net increase in net assets resulting from operations	$2,607,566	$178,025,111	$9,414,139	$6,628,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Changes in Net Assets

For the years ended October 31, 2023 and 2022

			Invesco Emerging
	Invesco 0-5 Yr US		Markets Sovereign
	TIPS ETF (PBTP)		Debt ETF (PCY)
	2023	2022	2023	2022
Operations:
Net investment income	$2,289,939	$5,908,487	$107,478,960	$117,948,965
Net realized gain (loss)	(3,324,374)	(922,791)	(151,216,714)	(407,991,262)
Change in net unrealized appreciation (depreciation)	3,642,001	(8,750,936)	221,762,865	(509,448,621)

Net increase (decrease) in net assets resulting from operations	2,607,566	(3,765,240)	178,025,111	(799,490,918)

Distributions to Shareholders from:
Distributable earnings	(2,729,272)	(5,579,040)	(106,197,876)	(121,305,087)
Return of capital	-	-	-	-

Total distributions to shareholders.	(2,729,272)	(5,579,040)	(106,197,876)	(121,305,087)

Shareholder Transactions:
Proceeds from shares sold	8,165,188	112,102,622	251,632,488	470,231,665
Value of shares repurchased	(60,585,301)	(33,948,435)	(468,608,044)	(843,971,292)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(52,420,113)	78,154,187	(216,975,556)	(373,739,627)

Net increase (decrease) in net assets	(52,541,819)	68,809,907	(145,148,321)	(1,294,535,632)

Net assets:
Beginning of year	121,635,423	52,825,516	1,429,379,871	2,723,915,503

End of year	$69,093,604	$121,635,423	$1,284,231,550	$1,429,379,871

Changes in Shares Outstanding:
Shares sold	330,000	4,290,000	13,300,000	20,900,000
Shares repurchased	(2,460,000)	(1,320,000)	(25,000,000)	(39,200,000)
Shares outstanding, beginning of year	4,950,001	1,980,001	83,500,000	101,800,000

Shares outstanding, end of year	2,820,001	4,950,001	71,800,000	83,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)		Invesco International Corporate Bond ETF (PICB)
2023	2022	2023	2022

$12,557,612	$8,743,370	$2,649,044	$1,356,760
(9,429,798)	(18,067,376)	(5,441,321)	(14,079,908)
6,286,325	(6,998,230)	9,420,565	(30,471,789)

9,414,139	(16,322,236)	6,628,288	(43,194,937)

(12,537,741)	(8,881,528)	(1,278,167)	(1,125,779)
(118,421)	(1,187,837)	(1,282,836)	(984,729)

(12,656,162)	(10,069,365)	(2,561,003)	(2,110,508)

42,370,320	11,704,032	31,217,252	44,894,274
(95,776,785)	(34,870,522)	(16,989,753)	(24,976,244)
-	-	10,978	17,214

(53,406,465)	(23,166,490)	14,238,477	19,935,244

(56,648,488)	(49,558,091)	18,305,762	(25,370,201)

186,804,539	236,362,630	97,609,098	122,979,299

$130,156,051	$186,804,539	$115,914,860	$97,609,098

2,200,000	600,000	1,450,000	1,650,000
(5,000,000)	(1,750,000)	(800,000)	(1,050,000)
9,800,000	10,950,000	4,950,000	4,350,000

7,000,000	9,800,000	5,600,000	4,950,000

39

Financial Highlights

Invesco 0-5 Yr US TIPS ETF (PBTP)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$24.57	$26.68	$25.74	$24.89	$24.40

Net investment income(a)	0.61	1.58	1.12	0.35	0.59
Net realized and unrealized gain (loss) on investments	0.04	(2.29)	0.53	0.71	0.39

Total from investment operations	0.65	(0.71)	1.65	1.06	0.98

Distributions to shareholders from:
Net investment income	(0.71)	(1.39)	(0.69)	(0.21)	(0.49)
Net realized gains	(0.01)	(0.01)	(0.02)	-	-

Total distributions	(0.72)	(1.40)	(0.71)	(0.21)	(0.49)

Net asset value at end of year	$24.50	$24.57	$26.68	$25.74	$24.89

Market price at end of year(b)	$24.51	$24.59	$26.70	$25.75	$24.90

Net Asset Value Total Return(c)	2.66%	(2.79)%	6.46%	4.28%	4.04%
Market Price Total Return(c)	2.62%	(2.78)%	6.50%	4.28%	4.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$69,094	$121,635	$52,826	$12,870	$7,467
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.07%	0.07%	0.20	%(d)
Net investment income	2.47%	6.14%	4.26%	1.40%	2.39	%(d)
Portfolio turnover rate(e)	33%	27%	28%	29%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.13%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Emerging Markets Sovereign Debt ETF (PCY)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$17.12	$26.76	$26.89	$29.12	$26.20

Net investment income(a)	1.30	1.25	1.23	1.28	1.41
Net realized and unrealized gain (loss) on investments	0.76	(9.61)	(0.10)	(2.20)	2.93

Total from investment operations	2.06	(8.36)	1.13	(0.92)	4.34

Distributions to shareholders from:
Net investment income	(1.29)	(1.28)	(1.26)	(1.31)	(1.42)

Net asset value at end of year	$17.89	$17.12	$26.76	$26.89	$29.12

Market price at end of year(b)	$17.83	$16.88	$26.73	$26.81	$29.13

Net Asset Value Total Return(c)	11.89%	(31.97)%	4.17%	(3.07)%	16.91%
Market Price Total Return(c)	13.12%	(32.83)%	4.38%	(3.38)%	17.28%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,284,232	$1,429,380	$2,723,916	$2,675,446	$3,535,387
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.84%	5.73%	4.47%	4.63%	5.03%
Portfolio turnover rate(d)	32%	40%	41%	28%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$19.06	$21.59	$21.58	$22.82	$23.14

Net investment income(a)	1.39	0.86	0.96	1.18	1.20
Net realized and unrealized gain (loss) on investments	(0.43)	(2.40)	0.18	(1.20)	(0.32)

Total from investment operations	0.96	(1.54)	1.14	(0.02)	0.88

Distributions to shareholders from:
Net investment income	(1.42)	(0.87)	(0.96)	(1.19)	(1.20)
Return of capital	(0.01)	(0.12)	(0.17)	(0.03)	-

Total distributions	(1.43)	(0.99)	(1.13)	(1.22)	(1.20)

Net asset value at end of year	$18.59	$19.06	$21.59	$21.58	$22.82

Market price at end of year(b)	$18.55	$18.96	$21.62	$21.59	$22.81

Net Asset Value Total Return(c)	5.06%	(7.26)%	5.33%	0.02%	3.90%
Market Price Total Return(c)	5.40%	(7.87)%	5.42%	0.15%	4.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$130,156	$186,805	$236,363	$196,355	$230,477
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	7.22%	4.29%	4.36%	5.39%	5.21%
Portfolio turnover rate(d)	141%	58%	59%	54%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2023, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco International Corporate Bond ETF (PICB)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$19.72	$28.27	$28.10	$26.96	$25.31

Net investment income(a)	0.50	0.26	0.29	0.34	0.39
Net realized and unrealized gain (loss) on investments	0.97	(8.39)	0.20	1.13	1.65

Total from investment operations	1.47	(8.13)	0.49	1.47	2.04

Distributions to shareholders from:
Net investment income	(0.25)	(0.14)	(0.29)	(0.34)	(0.23)
Net realized gains	-	(0.09)	(0.03)	-	-
Return of capital	(0.24)	(0.19)	-	-	(0.16)

Total distributions	(0.49)	(0.42)	(0.32)	(0.34)	(0.39)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00	(b)

Net asset value at end of year	$20.70	$19.72	$28.27	$28.10	$26.96

Market price at end of year(c)	$20.75	$19.73	$28.31	$28.15	$26.84

Net Asset Value Total Return(d)	7.38%	(29.02)%	1.73%	5.57%	8.12%
Market Price Total Return(d)	7.58%	(29.09)%	1.69%	6.24%	7.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$115,915	$97,609	$122,979	$118,025	$111,878
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.51	%(e)
Net investment income	2.36%	1.08%	0.99%	1.27%	1.49	%(e)
Portfolio turnover rate(f)	34%	28%	22%	22%	23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco 0-5 Yr US TIPS ETF (PBTP)*	“0-5 Yr US TIPS ETF”

Invesco Emerging Markets Sovereign Debt ETF (PCY)	“Emerging Markets Sovereign Debt ETF”

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)**	“Global ex-US High Yield Corporate Bond ETF”

Invesco International Corporate Bond ETF (PICB)	“International Corporate Bond ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco PureBetaSM 0-5 Yr US TIPS ETF to Invesco 0-5 Yr US TIPS ETF.
**	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Global Short Term High Yield Bond ETF to Invesco Global ex-US High Yield Corporate Bond ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange

0-5 Yr US TIPS ETF	Cboe BZX Exchange, Inc.

Emerging Markets Sovereign Debt ETF	NYSE Arca, Inc.

Global ex-US High Yield Corporate Bond ETF	NYSE Arca, Inc.

International Corporate Bond ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

0-5 Yr US TIPS ETF	ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM

Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index

Global ex-US High Yield Corporate Bond ETF	ICE USD Global High Yield Excluding US Issuers Constrained Index

International Corporate Bond ETF	S&P International Corporate Bond Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final

43

settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market

44

quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except 0-5 Yr US TIPS ETF) declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. 0-5 Yr US TIPS ETF declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax

45

refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2023, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Treasury Inflation-Protected Securities - 0-5 Yr US TIPS ETF may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.

K.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the

46

borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2023, there were no affiliated securities lending transactions with Invesco.

L.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

M.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a

47

Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which Emerging Markets Sovereign Debt ETF may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Geographic Concentration Risk. A Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on a Fund’s investment performance. For example, a natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Inflation-Linked Security Risk. The value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates

48

represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation -indexed securities will generally vary up or down along with the rate of inflation.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities (commonly known as “junk bonds” or “high yield bonds”) and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. Government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, policy changes by the U.S. Government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. Government’s credit rating and ability to service its debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the

49

security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees
(as a % of average daily net assets)

0-5 Yr US TIPS ETF	0.07%

Emerging Markets Sovereign Debt ETF	0.50%

Global ex-US High Yield Corporate Bond ETF	0.35%

International Corporate Bond ETF	0.50%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2023, the Adviser waived fees for each Fund in the following amounts:

0-5 Yr US TIPS ETF	$66

Emerging Markets Sovereign Debt ETF	4,654

Global ex-US High Yield Corporate Bond ETF	2,362

International Corporate Bond ETF	40

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

0-5 Yr US TIPS ETF	ICE Data Indices, LLC

Emerging Markets Sovereign Debt ETF	Deutsche Bank Securities Inc.

Global ex-US High Yield Corporate Bond ETF	ICE Data Indices, LLC

International Corporate Bond ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

0-5 Yr US TIPS ETF

Investments in Securities

U.S. Treasury Securities	$-	$68,983,331	$-	$68,983,331

Money Market Funds	96,987	-	-	96,987

Total Investments	$96,987	$68,983,331	$-	$69,080,318

Emerging Markets Sovereign Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,264,221,240	$-	$1,264,221,240

Money Market Funds	3,890,597	55,669,144	-	59,559,741

Total Investments	$3,890,597	$1,319,890,384	$-	$1,323,780,981

Global ex-US High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$127,799,691	$0	$127,799,691

Common Stocks & Other Equity Interests	4,762	87,698	154,185	246,645

Preferred Stocks	-	-	240,000	240,000

Money Market Funds	1,053,548	4,851,448	-	5,904,996

Total Investments in Securities	1,058,310	132,738,837	394,185	134,191,332

Other Investments - Assets

Investments Matured	-	302,977	30,112	333,089

Total Investments	$1,058,310	$133,041,814	$424,297	$134,524,421

International Corporate Bond ETF

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$-	$114,334,350	$-	$114,334,350

Money Market Funds	51,669	130,318	-	181,987

Total Investments	$51,669	$114,464,668	$-	$114,516,337

51

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023			2022
	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital

0-5 Yr US TIPS ETF	$2,723,908	$5,364	$-	$5,578,034	$ 1,006	$-

Emerging Markets Sovereign Debt ETF	106,197,876	-	-	121,305,087	-	-

Global ex-US High Yield Corporate Bond ETF	12,537,741	-	118,421	8,881,528	-	1,187,837

International Corporate Bond ETF	1,278,167	-	1,282,836	748,498	377,281	984,729

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

0-5 Yr US TIPS ETF	$285,429	$(4,879,097)	$ -	$(714,698)	$74,401,970	$69,093,604

Emerging Markets Sovereign Debt ETF	1,280,795	(390,514,992)	91	(985,041,396)	2,658,507,052	1,284,231,550

Global ex-US High Yield Corporate Bond ETF	-	(14,424,186)	828	(36,850,091)	181,429,500	130,156,051

International Corporate Bond ETF	-	(18,725,943)	(38,191)	(8,500,918)	143,179,912	115,914,860

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of October 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

0-5 Yr US TIPS ETF	$120,926	$593,772	$714,698

Emerging Markets Sovereign Debt ETF	322,072,748	662,968,648	985,041,396

Global ex-US High Yield Corporate Bond ETF	9,658,718	27,191,373	36,850,091

International Corporate Bond ETF	3,042,107	5,458,811	8,500,918

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

0-5 Yr US TIPS ETF	$-	$-

Emerging Markets Sovereign Debt ETF	497,138,835	484,501,837

Global ex-US High Yield Corporate Bond ETF	237,244,148	232,723,852

International Corporate Bond ETF	41,324,747	37,261,610

For the fiscal year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

0-5 Yr US TIPS ETF	$6,898,475	$55,353,429

Emerging Markets Sovereign Debt ETF	223,526,012	445,016,007

Global ex-US High Yield Corporate Bond ETF	24,623,713	77,917,959

International Corporate Bond ETF	26,406,693	16,267,947

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

52

As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

0-5 Yr US TIPS ETF	$540	$(4,879,637)	$(4,879,097)	$73,959,415

Emerging Markets Sovereign Debt ETF	15,845,649	(406,360,641)	(390,514,992)	1,714,295,973

Global ex-US High Yield Corporate Bond ETF	421,345	(14,845,531)	(14,424,186)	148,948,607

International Corporate Bond ETF	575,466	(19,301,409)	(18,725,943)	133,242,280

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, return of capital and foreign currency transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain	Shares of Beneficial Interest

0-5 Yr US TIPS ETF	$(439)	$2,903,949	$(2,903,510)

Emerging Markets Sovereign Debt ETF	(289)	28,148,474	(28,148,185)

Global ex-US High Yield Corporate Bond ETF	57,818	1,578,938	(1,636,756)

International Corporate Bond ETF	(1,432,103)	2,543,589	(1,111,486)

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco 0-5 Yr US TIPS ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global ex-US High Yield Corporate Bond ETF and Invesco International Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco 0-5 Yr US TIPS ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global ex-US High Yield Corporate Bond ETF and Invesco International Corporate Bond ETF (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco 0-5 Yr US TIPS ETF (PBTP)

Actual	$1,000.00	$ 998.90	0.07%	$0.35

Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36

Invesco Emerging Markets Sovereign Debt ETF (PCY)

Actual	1,000.00	969.10	0.50	2.48

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Global ex-US High Yield Corporate Bond ETF (PGHY)

Actual	1,000.00	1,010.50	0.35	1.77

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco International Corporate Bond ETF (PICB)

Actual	1,000.00	951.60	0.50	2.46

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

55

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco 0-5 Yr US TIPS ETF	0%	0%	0%	100%	100%	100%	$5,364	$22,787

Invesco Emerging Markets Sovereign Debt ETF	0%	0%	0%	0%	99%	0%	-	-

Invesco Global ex-US High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	35%	-	-

Invesco International Corporate Bond ETF	0%	0%	0%	0%	100%	0%	-	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

65

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2023

CQQQ	Invesco China Technology ETF

PIZ	Invesco Dorsey Wright Developed Markets Momentum ETF (formerly, Invesco DWA Developed Markets Momentum ETF)

PIE	Invesco Dorsey Wright Emerging Markets Momentum ETF (formerly, Invesco DWA Emerging Markets Momentum ETF)

PXF	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

PDN	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

PXH	Invesco FTSE RAFI Emerging Markets ETF

PBD	Invesco Global Clean Energy ETF

PIO	Invesco Global Water ETF

IPKW	Invesco International BuyBack AchieversTM ETF

CUT	Invesco MSCI Global Timber ETF

GBLD	Invesco MSCI Green Building ETF

CGW	Invesco S&P Global Water Index ETF

IDHQ	Invesco S&P International Developed Quality ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate in July by 0.25% again. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

Global Equity

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks in the fourth quarter of 2022, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

3

The Market Environment–(continued)

Global equity markets continued their decline in October 2023, but growth stocks managed to outperform value stocks. Despite higher rates and increased market volatility, both developed market equities and emerging market equities finished the fiscal year ended October 31, 2023, in positive territory.

4

CQQQ	Management’s Discussion of Fund Performance
Invesco China Technology ETF (CQQQ)

As an index fund, Invesco China Technology ETF’s (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE China Incl A 25% Technology Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains, and calculates the Index. The Index is composed of securities that the Index Provider, pursuant to the Index methodology, has classified as being in the technology industry and that are constituents of the FTSE China Index or FTSE China A Stock Connect CNH Index. The Index may include China A-Shares (shares of Chinese incorporated companies that may trade on the Shanghai or Shenzhen stock exchanges via a Stock Connect program (“Stock Connect Programs”)), B Shares, H Shares, N Shares, Red Chips, P Chips and S Chips. Index constituents are modified market capitalization weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 8.56%. On a net asset value (“NAV”) basis, the Fund returned 7.95%. During the same time period, the Index returned 8.75%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 21.12%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 765 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across multiple sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight the banks industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the semiconductors & semiconductor equipment industry as well as the Fund’s overweight allocation to and security selection within the software and electronic equipment instruments & components industries, respectively.

For the fiscal year ended October 31, 2023, the interactive media & services industry contributed most significantly to the Fund’s return, followed by the broadline retail industry. The software industry detracted most significantly from the Fund’s return, followed by the electronic equipment instruments & components industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included PDD Holdings Inc., ADR, a broadline retail company (portfolio average weight of 7.47%), and Tencent Holdings Ltd., an interactive media & services company (portfolio average weight of 10.41%). Positions that detracted most significantly from the Fund’s return during the period included MOG Digitech Holdings Ltd., an electronic equipment, instruments & components company (portfolio average weight of 0.11%), and SenseTime Group, Inc., Class B, a software company (portfolio average weight of 1.77%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Interactive Media & Services	23.33
Semiconductors & Semiconductor Equipment	21.39
Electronic Equipment, Instruments & Components	13.50
Software	11.55
Hotels, Restaurants & Leisure	9.72
Broadline Retail	9.30
Entertainment	4.29
Industry Types Each Less Than 3%	7.02
Money Market Funds Plus Other Assets Less Liabilities	(0.10)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Tencent Holdings Ltd.	9.85
PDD Holdings, Inc., ADR	9.30
Meituan, B Shares	8.72
Baidu, Inc., A Shares	5.74
Kuaishou Technology	5.14
Sunny Optical Technology Group Co. Ltd.	3.72
Kingdee International Software Group Co. Ltd.	2.32
Bilibili, Inc., Z Shares	2.18
Kingsoft Corp. Ltd.	2.04
Sanan Optoelectronics Co. Ltd., A Shares	1.94
Total	50.95

*	Excluding money market fund holdings.

5

Invesco China Technology ETF (CQQQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—FTSE China Incl A 25% Technology Capped Index (Net)	8.75%	(21.62)%	(51.85)%	(2.23)%	(10.65)%	1.36%	14.50%	3.61%	63.60%
MSCI China Index (Net)	21.12	(16.95)	(42.71)	(2.65)	(12.56)	0.98	10.21	1.09	16.23
Fund
NAV Return	7.95	(22.17)	(52.85)	(2.88)	(13.59)	1.13	11.93	3.31	57.19
Market Price Return	8.56	(22.31)	(53.10)	(3.01)	(14.19)	1.20	12.62	3.30	57.09

Guggenheim China Technology ETF (the “Predecessor Fund”) Fund Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

The Blended-FTSE China Incl A 25% Technology Capped Index (Net) is comprised of the performance of the AlphaShares China Technology Index, the Fund’s previous underlying index, prior to June 22, 2019, followed by the performance of the Index thereafter through October 31, 2023.

6

PIZ	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)

Effective after the close of markets on August 25, 2023, Invesco DWA Developed Markets Momentum ETF changed its name to Invesco Dorsey Wright Developed Markets Momentum ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics.

“Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index is comprised of equity securities of large capitalization companies based in countries classified as developed markets, excluding the United States. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Developed Markets Ex United States Index (except for U.S.-listed American depositary receipts (“ADRs”) or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 8.18%. On a net asset value (“NAV”) basis, the Fund returned 7.40%. During the same time period, the Index returned 7.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were partially offset by dividend tax withholding differences between the Fund and the Index as well as income from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection within the energy sector as well as the Fund’s security selection within the materials sector.

For the fiscal year ended October 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the financials sector. The energy sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Ecopro BM Co., Ltd., an industrials company (no longer held at fiscal year-end), and Novo Nordisk A/S, Class B, a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included L & F Co., Ltd., an information technology company (no longer held at fiscal year-end), and Interpump Group S.p.A., an industrials company (portfolio average weight of 0.78%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Industrials	38.14
Financials	14.28
Information Technology	11.20
Energy	8.37
Consumer Discretionary	7.59
Consumer Staples	7.02
Materials	5.17
Utilities	4.21
Sector Types Each Less Than 3%	3.79
Money Market Funds Plus Other Assets Less Liabilities	0.23

7

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Constellation Software, Inc.	3.12
ASM International N.V.	2.99
InterContinental Hotels Group PLC	2.83
ASML Holding N.V.	2.77
Kuehne + Nagel International AG, Class R	2.60
Flughafen Zureich AG	2.57
Belimo Holding AG	2.22
Singapore Exchange Ltd.	2.13
Diploma PLC	2.12
Chocoladefabriken Lindt & Spruengli AG	2.10
Total	25.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)	7.90%	(0.55)%	(1.64)%	4.47%	24.44%	3.21%	37.19%	3.09%	61.83%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	1.88	34.37
Fund
NAV Return	7.40	(1.16)	(3.43)	3.75	20.18	2.41	26.83	2.22	41.50
Market Price Return	8.18	(0.90)	(2.68)	3.92	21.21	2.43	27.19	2.22	41.51

8

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ) (continued)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

PIE	Management’s Discussion of Fund Performance
Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)

Effective after the close of markets on August 25, 2023, Invesco DWA Emerging Markets Momentum ETF changed its name to Invesco Dorsey Wright Emerging Markets Momentum ETF (the “Fund”).

The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics.

“Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index is comprised of equity securities of large capitalization companies based in countries classified as emerging markets.

Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Emerging Markets Index (except for U.S.-listed American Depositary Receipts (“ADRs”) or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 13.16%. On a net asset value (“NAV”) basis, the Fund returned 12.98%. During the same time period, the Index returned 14.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as trading and foreign currency costs associated with rebalancing activity.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned 10.80%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electronic components sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection within the technology hardware, storage & peripherals sub-industry, followed by security selection in the electronic components sub-industry.

For the fiscal year ended October 31, 2023, the technology hardware, storage & peripherals sub-industry contributed most significantly to the Fund’s return, followed by the electronic components and apparel, accessories & luxury goods sub-industries, respectively. The coal & consumable fuels sub-industry detracted most significantly from the Fund’s return, followed by the agricultural & farm machinery and electric utilities sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Asia Vital Components Co., Ltd., a technology hardware, storage & peripherals company (no longer held at fiscal year-end), and Wiwynn Corp., a technology hardware, storage & peripherals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Thungela Resources Ltd., a coal & consumable fuels company (no longer held at fiscal year-end), and Turk Traktor ve Ziraat Makineleri A.S., an agricultural & farm machinery company (portfolio average weight of 0.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Information Technology	26.57
Financials	15.94
Consumer Staples	13.96
Industrials	13.61
Materials	9.55
Consumer Discretionary	7.27
Energy	6.57
Sector Types Each Less Than 3%	6.55
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

10

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Yulon Finance Corp.	3.13
Frontken Corp. Bhd.	3.03
Gold Circuit Electronics Ltd.	2.71
Topco Scientific Co. Ltd.	2.62
PRIO S.A.	2.47
Micro-Star International Co. Ltd.	2.47
WT Microelectronics Co. Ltd.	2.46
Jinan Acetate Chemical Co. Ltd.	2.28
Taiwan Semiconductor Manufacturing Co. Ltd.	2.26
Clicks Group Ltd.	2.18
Total	25.61

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)	14.95%	0.69%	2.08%	5.74%	32.17%	2.64%	29.72%	1.66%	29.82%
MSCI Emerging Markets Index (Net)	10.80	(3.67)	(10.62)	1.59	8.23	1.19	12.53	0.47	7.67
Fund
NAV Return	12.98	(1.22)	(3.63)	4.06	22.01	1.13	11.88	(0.87)	(12.91)
Market Price Return	13.16	(1.34)	(3.97)	4.08	22.14	1.13	11.86	(0.92)	(13.63)

11

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE) (continued)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

12

PXF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA” together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of companies located in countries that are classified as “developed” within the country classification definition of FTSE, excluding the United States.

The Index is designed to track the performance of non-U.S.-listed companies domiciled in developed markets countries with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed ex US Total Cap Index as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 15.68%. On a net asset value (“NAV”) basis, the Fund returned 15.00%. During the same time period, the Index returned 15.16%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were significantly offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2023. The majority of the

Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to the health care sector, as well as the Fund’s overweight exposure to, and security selection within, the financials sector.

For the fiscal year ended October 31, 2023, the energy sector contributed most significantly to the Fund’s return. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Mitsubishi UFJ Financial Group, Inc., a financials company (portfolio average weight of 0.76%), and Shell PLC, an energy company (portfolio average weight of 2.57%). Positions that detracted most significantly from the Fund’s return included Roche Holding Ltd., a health care company (portfolio average weight of 0.81%), and Credit Suisse Group AG, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	25.76
Industrials	13.22
Consumer Discretionary	10.17
Energy	9.61
Materials	9.31
Consumer Staples	7.64
Health Care	6.45
Information Technology	5.83
Communication Services	4.76
Utilities	4.70
Real Estate	2.33
Money Market Funds Plus Other Assets Less Liabilities	0.22

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Shell PLC	2.65
TotalEnergies SE	1.54
Samsung Electronics Co. Ltd.	1.41
BP PLC	1.27
HSBC Holdings PLC	1.11
Nestle S.A.	1.04
Toyota Motor Corp.	0.97
Mitsubishi UFJ Financial Group, Inc.	0.93
Allianz SE	0.91
Novartis AG	0.83
Total	12.66

*	Excluding money market fund holdings.

13

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Developed ex U.S. 1000 Index (Net)	15.16%	11.13%	37.26%	4.65%	25.52%	3.28%	38.11%	2.29%	44.80%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	1.89	35.86
Fund
NAV Return	15.00	10.89	36.35	4.49	24.55	3.10	35.76	1.93	36.76
Market Price Return	15.68	11.10	37.12	4.69	25.78	3.13	36.04	1.97	37.67

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

PDN	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

As an index fund, the Invesco FTSE RAFI Developed Markets ex- U.S. Small-Mid ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex US Mid Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA” together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of small- and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE, excluding the United States.

The Index is designed to track the performance of the small-and mid-capitalization companies in developed markets based on their cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed ex US Total Cap Index, as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 9.58%. On a net asset value (“NAV”) basis, the Fund returned 8.88%. During the same time period, the Index returned 9.25%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (Net) (the “Benchmark Index”) returned 6.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization companies located in markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2023.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the industrials sector, as well as its security selection in the materials sector.

For the fiscal year ended October 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The real estate sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Yamazaki Baking Co., Ltd., a consumer staples company (portfolio average weight of 0.15%), and Asics Corp., a consumer discretionary company (portfolio average weight of 0.18%). Positions that detracted most significantly from the Fund’s return included Synthomer PLC, a materials company (portfolio average weight of 0.11%), and Tower Semiconductor Ltd., an information technology company (portfolio average weight of 0.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Industrials	21.67
Consumer Discretionary	12.98
Materials	11.49
Financials	10.96
Real Estate	10.17
Consumer Staples	8.03
Information Technology	7.15
Health Care	5.51
Energy	4.88
Communication Services	4.50
Utilities	2.50
Money Market Funds Plus Other Assets Less Liabilities	0.16

15

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Yamazaki Baking Co. Ltd.	0.25
BE Semiconductor Industries N.V.	0.24
Zensho Holdings Co. Ltd.	0.24
KDX Realty Investment Corp.	0.23
Skylark Holdings Co. Ltd.	0.22
Hachijuni Bank Ltd. (The)	0.22
HOCHTIEF AG	0.21
Eldorado Gold Corp.	0.21
Kyushu Financial Group, Inc.	0.21
Sapporo Holdings Ltd.	0.21
Total	2.24

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Developed ex U.S. Mid-Small 1500 Index (Net)	9.25%	2.21%	6.76%	2.04%	10.65%	3.09%	35.52%	3.53%	74.84%
MSCI EAFE® Small Cap Index (Net)	6.47	0.26	0.78	1.58	8.17	3.36	39.14	2.94	59.40
Fund
NAV Return	8.88	1.87	5.72	1.74	9.03	2.75	31.18	3.06	62.46
Market Price Return	9.58	2.09	6.41	1.89	9.80	2.64	29.82	3.02	61.45

16

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

17

PXH	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Emerging Markets ETF (PXH)

As an index fund, the Invesco FTSE RAFI Emerging Markets ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA” together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of companies located in countries that are classified as emerging markets within the country classification definition of FTSE. The Index includes securities of companies selected from the constituents of the FTSE Emerging Total Cap Index. The Index selects and weights its component securities based on their cumulative score (“Fundamental Value”), which is derived from the following four fundamental measures of firm size: book value, cash flows, sales and dividends. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 14.09%. On a net asset value (“NAV”) basis, the Fund returned 14.21%. During the same time period, the Index returned 14.98%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as Indian capital gains taxes that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned 10.80%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the financials and energy sectors.

For the fiscal year ended October 31, 2023, the financials sector contributed most significantly to the Fund’s return, followed by the energy sector and the information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Taiwan Semiconductor Manufacturing Co., an information technology company (portfolio average weight of 4.50%), and Petroleo Brasileiro SA, Pfd., an energy company (portfolio average weight of 2.11%). Positions that detracted most significantly from the Fund’s return included Banco Bradesco SA, Pfd., a financials company (portfolio average weight of 1.05%), and Country Garden Holdings Co. Ltd., a real estate company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	30.46
Energy	14.05
Information Technology	13.70
Materials	10.46
Consumer Discretionary	9.16
Communication Services	7.04
Consumer Staples	4.83
Industrials	4.02
Utilities	3.20
Sector Types Each Less Than 3%	2.94
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	4.84
Petroleo Brasileiro S.A., Preference Shares	3.02
Alibaba Group Holding Ltd.	3.00
Petroleo Brasileiro S.A.	2.19
Vale S.A.	2.18
Industrial & Commercial Bank of China Ltd., H Shares	2.15
Tencent Holdings Ltd.	2.08
China Construction Bank Corp., H Shares	2.00
Ping An Insurance (Group) Co. of China Ltd., H Shares	1.79
Reliance Industries Ltd.	1.54
Total	24.79

*	Excluding money market fund holdings.

18

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Emerging Index (Net)	14.98%	5.09%	16.06%	1.93%	10.03%	1.92%	20.99%	1.45%	26.08%
MSCI Emerging Markets Index (Net)	10.80	(3.67)	(10.62)	1.59	8.23	1.19	12.53	0.70	11.90
Fund
NAV Return	14.21	4.37	13.69	1.28	6.58	1.38	14.73	0.48	8.07
Market Price Return	14.09	4.35	13.63	1.26	6.46	1.47	15.75	0.34	5.66

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

19

PBD	Management’s Discussion of Fund Performance
Invesco Global Clean Energy ETF (PBD)

As an index fund, the Invesco Global Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill New Energy Finance LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of securities of companies that are located in developed and emerging markets throughout the world and that are engaged in the business of the advancement of cleaner energy and conservation.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by the Index Provider. The Index includes companies in wind, solar, biofuels, hydro, wave, tidal, geothermal and other relevant renewable energy businesses and those involved in energy conversion, storage, conservation, efficiency, materials relating to those activities, carbon and greenhouse gas reduction, pollution control, emerging hydrogen and fuel cells. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned (26.86)%. On a net asset value (“NAV”) basis, the Fund returned (27.24)%. During the same time period, the Index returned (27.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income from the securities lending program in which the Fund participates, which was partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects, and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical components & equipment sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the electrical components & equipment sub-industry and overweight allocation to the renewable electricity sub-industry.

For the fiscal year ended October 31, 2023, the electronic equipment & instruments sub-industry contributed most significantly to the Fund’s return, followed by the motorcycle manufacturers sub-industry. The electrical components & equipment sub-industry detracted most significantly from the Fund’s return, followed by the renewable electricity sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Abalance Corp., a heavy electrical equipment company (no longer held at fiscal year-end), and Teco Electric & Machinery Co., Ltd., an electrical components & equipment company (portfolio average weight of 1.06%). Positions that detracted most significantly from the Fund’s return included ChargePoint Holdings, Inc., Class A, an electrical components & equipment company (portfolio average weight of 0.77%), and SunPower Corp., an electrical components & equipment company (portfolio average weight of 0.79%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Electrical Components & Equipment	23.17
Renewable Electricity	18.30
Heavy Electrical Equipment	8.69
Semiconductors	7.83
Electric Utilities	6.55
Semiconductor Materials & Equipment	6.25
Automobile Manufacturers	4.76
Specialty Chemicals	3.08
Automotive Parts & Equipment	3.01
Construction & Engineering	2.82
Sub-Industry Types Each Less than 3%	15.45
Money Market Funds Plus Other Assets Less Liabilities	0.09

20

Invesco Global Clean Energy ETF (PBD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
West Holdings Corp.	1.59
NFI Group, Inc.	1.31
Sino-American Silicon Products, Inc.	1.31
Verbund AG	1.31
Solaria Energia y Medio Ambiente S.A.	1.29
Subsea 7 S.A.	1.25
Novozymes A/S, Class B	1.22
Landis+Gyr Group AG	1.20
Terna S.p.A.	1.20
JinkoSolar Holding Co. Ltd., ADR	1.19
Total	12.9

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	(27.47)%	(15.02)%	(38.64)%	5.83%	32.74%	2.92%	33.38%	(2.01)%	(28.33)%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	2.00	38.32
Fund
NAV Return	(27.24)	(14.99)	(38.57)	5.91	33.26	2.69	30.34	(2.55)	(34.45)
Market Price Return	(26.86)	(15.00)	(38.59)	5.97	33.65	2.71	30.61	(2.59)	(34.90)

21

Invesco Global Clean Energy ETF (PBD) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

22

PIO	Management’s Discussion of Fund Performance
Invesco Global Water ETF (PIO)

As an index fund, the Invesco Global Water ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of securities of global exchange-listed companies located in the United States, as well as developed and emerging markets throughout the world, that create products designed to conserve and purify water for homes, businesses and industries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 4.37%. On a net asset value (“NAV”) basis, the Fund returned 4.57%. During the same time period, the Index returned 4.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were partially offset by the benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrial machinery & supplies & components sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the life sciences tools & services sub-industry, followed by security selection in the water utilities sub-industry.

For the fiscal year ended October 31, 2023, the trading companies & distributors sub-industry contributed most significantly to the

Fund’s return, followed by the application software sub-industry. The life sciences tools & services sub-industry detracted most significantly from the Fund’s return, followed by the electric utilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Ferguson PLC, a trading companies & distributors company (portfolio average weight of 6.81%), and Pentair PLC, an industrial machinery & supplies & components company (portfolio average weight of 7.78%). Positions that detracted most significantly from the Fund’s return included Danaher Corp., a life sciences tools & services company (portfolio average weight of 7.66%) and Spirax-Sarco Engineering PLC, an industrial machinery & supplies & components company (portfolio average weight of 3.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Industrials	52.70
Utilities	19.37
Information Technology	12.58
Health Care	10.27
Materials	4.12
Consumer Discretionary	0.90
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Roper Technologies, Inc.	8.85
Pentair PLC	7.48
Danaher Corp.	6.55
Geberit AG	5.84
Veolia Environnement S.A.	5.27
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	4.47
Ferguson PLC	4.16
Ecolab, Inc.	4.12
Xylem, Inc.	4.08
Halma PLC	3.73
Total	54.55

*	Excluding money market fund holdings.

23

Invesco Global Water ETF (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Nasdaq OMX Global Water IndexSM	4.92%	2.14%	6.55%	7.61%	44.33%	5.37%	68.68%	3.25%	68.80%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	2.00	38.32
Fund
NAV Return	4.57	1.90	5.81	7.35	42.58	5.19	65.82	2.92	60.15
Market Price Return	4.37	1.91	5.84	7.40	42.91	5.17	65.54	2.79	57.05

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-Nasdaq OMX Global Water IndexSM performance is comprised of the performance of the Palisades Global Water Index, the Fund’s previous underlying index until the conversion date, March 1, 2012, followed by the performance of the Index on a total return basis, starting from the conversion date until December 23, 2013, followed by the performance of the Index on a net basis thereafter through October 31, 2023.

-	Net returns reflect reinvested dividends net of withholding taxes.

24

IPKW	Management’s Discussion of Fund Performance
Invesco International BuyBack AchieversTM ETF (IPKW)

As an index fund, the Invesco International BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of the securities of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to the Index Provider’s proprietary selection methodology.

To qualify as an “International BuyBack AchieverTM” a company must have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year. Additionally, to be eligible for inclusion in the Index, a security must: (i) be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; and (iii) have a minimum three-month average daily dollar trading volume of $1 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 12.85%. On a net asset value (“NAV”) basis, the Fund returned 12.38%. During the same time period, the Index returned 13.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned 12.07%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark

Index during the period can be attributed to the Fund’s security selection in the financials sector and overweight allocation to the energy sector. For the fiscal year ended October 31, 2023, the financials sector contributed most significantly to the Fund’s return, followed by the materials and energy sectors, respectively. The health care sector detracted most significantly from Fund’s return followed by the industrials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Dai-ichi Life Holdings, Inc., a financials company (no longer held at fiscal year-end) and Fairfax Financial Holdings Ltd., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Naspers Ltd., Class N, a consumer discretionary company (portfolio average weight of 1.18%) and Renesas Electronics Corp., an information technology company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Financials	32.40
Energy	25.96
Consumer Discretionary	9.73
Industrials	9.55
Materials	7.96
Health Care	5.43
Communication Services	5.37
Sector Types Each Less Than 3%	3.56
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Shell PLC	5.36
BP PLC	5.00
UBS Group AG	5.00
Novartis AG	4.81
Canadian Natural Resources Ltd.	4.01
Lloyds Banking Group PLC	3.78
Banco Bilbao Vizcaya Argentaria S.A.	3.27
Barclays PLC	2.77
UniCredit S.p.A.	2.76
Vale S.A.	2.69
Total	39.45

*	Excluding money market fund holdings.

25

Invesco International Buyback AchieversTM ETF (IPKW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq International BuyBack Achievers™ Index (Net)	13.06%	7.42%	23.95%	6.02%	33.92%	6.62%	85.78%
MSCI ACWI ex USA® Index (Net)	12.07	3.03	9.38	3.46	18.53	2.55	27.61
Fund
NAV Return	12.38	6.84	21.95	5.41	30.17	5.96	75.10
Market Price Return	12.85	6.89	22.11	5.52	30.83	5.94	74.70

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

26

CUT	Management’s Discussion of Fund Performance
Invesco MSCI Global Timber ETF (CUT)

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI ACWI IMI Timber Select Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of equity securities of companies in both developed and emerging markets throughout the world that are primarily engaged in the ownership and management of forests and timberlands and the production of finished products that use timber as a raw material.

The securities in the Index are selected from a universe of securities that are included in the MSCI ACWI Investable Market Index and classified by the Global Industry Classification Standard (“GICS”) to be in the sub-industries of forest products, paper products, paper packaging or specialized real estate investment trusts (“REITs”) classified as “timber” REITs. The constituents of the Index are weighted based on their free-float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 0.85%. On a net asset value (“NAV”) basis, the Fund returned 0.40%. During the same time period, the Index returned 0.40%. During the fiscal year, the Fund’s performance, on a NAV basis, matched the return of the Index. The fees and expenses that the Fund incurred during the period were primarily offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 10.48%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in economically developed countries.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the paper packaging sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the paper & plastic packaging products & materials and paper products sub-industries.

For the fiscal year ended October 31, 2023, the forest products sub-industry contributed most significantly to the Fund’s return, followed by the paper products sub-industry. The timber REITs sub-industry detracted most significantly from the Fund’s return during the period, followed by the paper & plastic packaging products & materials sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Packaging Corp. of America, a paper & plastic packaging products & materials company (portfolio average weight of 5.15%) and Stella-Jones Inc., a forest products company (portfolio average weight of 1.11%). Positions that detracted most significantly from the Fund’s return included Sealed Air Corp., a paper & plastic packaging products & materials company (portfolio average weight of 3.03%) and Amcor PLC, a paper & plastic packaging products & materials company (portfolio average weight of 4.90%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Materials	91.12
Real Estate	8.04
Exchange-Traded Fund	0.66
Money Market Funds Plus Other Assets Less Liabilities	0.18

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
UPM-Kymmene OYJ	5.38
Packaging Corp. of America	5.37
International Paper Co.	5.06
Avery Dennison Corp.	5.00
Amcor PLC	4.78
WestRock Co.	4.75
Weyerhaeuser Co.	4.48
Svenska Cellulosa AB S.C.A., Class B	4.29
Smurfit Kappa Group PLC	4.28
Suzano S.A.	4.19
Total	47.58

*	Excluding money market fund holdings.

27

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—MSCI ACWI IMI Timber Select Capped Index (Net)	0.40%	3.43%	10.64%	3.13%	16.64%	3.80%	45.18%	3.67%	77.76%
MSCI World Index (Net)	10.48	8.14	26.47	8.27	48.75	7.53	106.74	5.54	136.53
Fund
NAV Return	0.40	3.36	10.42	3.13	16.66	3.60	42.46	2.97	59.56
Market Price Return	0.85	3.44	10.68	3.21	17.11	3.62	42.77	2.98	59.87

Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”) Fund Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio is indicated as 0.69% and the net annual operating expense ratio is indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-MSCI ACWI IMI Timber Select Capped Index performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index until the conversion date, May 20, 2016, followed by the performance of the Index thereafter through October 31, 2023.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

28

GBLD	Management’s Discussion of Fund Performance
Invesco MSCI Green Building ETF (GBLD)

As an index fund, the Invesco MSCI Green Building ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Global Green Building Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of companies that the index methodology has determined provide exposure to the environmental impact theme of “green building”. The index methodology defines “green building” to include the design, construction, redevelopment, retrofitting, or acquisition of green-certified properties to promote mechanisms for raising capacity for effective climate change mitigation and adaptation.

The Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 9,100 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 50% or more of their revenue from green building are eligible for inclusion in the Index. Such companies are evaluated for their level of involvement in, and strategic commitment to green building, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Index, securities will remain constituents as long as they continue to meet the eligibility criteria and the revenue they derive from green building does not fall below 40%. The Index weights its constituents by their free-float adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned (5.28)%. On a net asset value (“NAV”) basis, the Fund returned (5.79)%. During the same time period, the Index returned (5.99)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to benefits to the Fund related to dividend tax treatment relative to the Index, which were partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI All Country World IMI Index (Net) (the “Benchmark Index”) returned 9.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 9,204 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the office REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the office REITs and retail REITs sub-industries.

For the fiscal year ended October 31, 2023, the diversified real estate activities sub-industry contributed most significantly to the Fund’s return, followed by the homebuilding and broadline retail sub-industries, respectively. The office REITs sub-industry detracted most significantly from the Fund’s return, followed by the industrial REITs and retail REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Sun Hung Kai Properties Ltd., a diversified real estate activities company (no longer held at fiscal year-end), and Meritage Homes Corp., a homebuilding company (portfolio average weight of 1.70%). Positions that detracted most significantly from the Fund’s return included Alexandria Real Estate Equities, Inc., an office REITs company (portfolio average weight of 8.31%), and Boston Properties, Inc., an office REITs company (portfolio average weight of 3.75%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Real Estate	90.84
Consumer Discretionary	7.87
Exchange-Traded Fund	0.97
Money Market Funds Plus Other Assets Less Liabilities	0.32

29

Invesco MSCI Green Building ETF (GBLD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Daiwa House Industry Co. Ltd.	7.14
Alexandria Real Estate Equities, Inc.	6.86
Boston Properties, Inc.	3.58
CapitaLand Ascendas REIT	3.18
CapitaLand Integrated Commercial Trust	3.07
Nippon Building Fund, Inc.	2.77
Unibail—Rodamco-Westfield SE	2.61
Klepierre S.A.	2.33
Berkeley Group Holdings PLC (The)	2.29
Land Securities Group PLC	2.19
Total	36.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
MSCI Global Green Building Index (Net)	(5.99)%	(15.37)%	(34.36)%
MSCI All Country World IMI Index (Net)	9.43	(2.61)	(6.46)
Fund
NAV Return	(5.79)	(15.22)	(34.07)
Market Price Return	(5.28)	(14.97)	(33.58)

30

Invesco MSCI Green Building ETF (GBLD) (continued)

Fund Inception: April 22, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

31

CGW	Management’s Discussion of Fund Performance
Invesco S&P Global Water Index ETF (CGW)

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Global Water Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of the largest global companies in water-related businesses, with a target constituent count of 100. To be eligible for inclusion in the Index, companies must either derive at least 25% in aggregate revenue from water-related businesses as defined by FactSet’s Revere Business Industry Classification System (“RBICS”) or belong to the water utilities sub-industry classification under the Global Industry Classification Standard (“GICS”). Index constituents must have a minimum float-adjusted capitalization of $100 million and total market capitalization of at least $300 million.

The Index excludes from the eligible universe securities of companies based on their specific business activities and noncompliance with United Nations Global Compact (“UNGC”) Principles, using information provided by Sustainalytics, a globally recognized independent provider of environmental, social and governance (“ESG”) research, ratings, and data. Companies without Sustainalytics coverage are ineligible for inclusion until receiving such coverage. The UNGC is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key UN Conventions and Declarations. The principles of the UNGC represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, the environment, and anti-corruption. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 0.81%. On a net asset value (“NAV”) basis, the Fund returned 0.81%. During the same time period, the Index returned 0.80%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to positive impacts from dividend tax withholding and sampling in newly added markets, partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities industry and most underweight in the banks industry during the fiscal year ended October 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the water utilities industry, followed by security selection within the machinery industry and an overweight allocation to the building products industry.

For the fiscal year ended October 31, 2023, the multi-utilities industry contributed most significantly to the Fund’s return, followed by the machinery and chemicals industries, respectively. The water utilities industry detracted most significantly from the Fund’s return during the period, followed by the building products and construction and engineering industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included United Utilities Group PLC, a utilities company (portfolio average weight of 6.42%), and Severn Trent PLC, a utilities company (portfolio average weight of 6.21%). Positions that detracted most significantly from the Fund’s return included American Water Works Co., Inc., a utilities company (portfolio average weight of 7.78%), and Essential Utilities, a utilities company (portfolio average weight of 5.58%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Water Utilities	40.25
Machinery	26.31
Building Products	11.23
Construction & Engineering	6.46
Commercial Services & Supplies	4.52
Chemicals	4.32
Industry Types Each Less Than 3%	6.82
Money Market Funds Plus Other Assets Less Liabilities	0.09

32

Invesco S&P Global Water Index ETF (CGW) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Xylem, Inc.	8.84
American Water Works Co., Inc.	8.60
Severn Trent PLC	7.03
United Utilities Group PLC	6.89
Stantec, Inc.	4.55
Essential Utilities, Inc.	4.36
Ecolab, Inc.	4.32
Geberit AG	4.17
Tetra Tech, Inc.	4.02
Pentair PLC	3.99
Total	56.77

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P Global Water Index (Net)	0.80%	4.88%	15.36%	9.06%	54.26%	7.51%	106.20%	6.22%	169.94%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	1.92	36.70
Fund
NAV Return	0.81	4.64	14.57	8.79	52.36	7.23	101.01	5.81	153.50
Market Price Return	0.81	4.55	14.28	8.82	52.63	7.23	101.04	5.81	153.50

33

Invesco S&P Global Water Index ETF (CGW) (continued)

Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”) Fund Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

34

IDHQ	Management’s Discussion of Fund Performance
Invesco S&P International Developed Quality ETF (IDHQ)

As an index fund, Invesco S&P International Developed Quality ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Quality Developed ex-U.S. LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap (the “Parent Index”) that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances.

The Parent Index is designed to measure the top 85% of float-adjusted market cap in each developed country, excluding the United States.

In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the Parent Index and selects the top 20% of securities with the highest quality scores based on a composite of the following three equally-weighted factors: (i) return-on-equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average total assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. Eligible securities also must have a minimum three-month average daily trading volume of $3 million.

The Index is modified market-capitalization weighted, weighting component securities by multiplying their market capitalization and their quality score; securities with higher scores receive relatively greater weights. The Fund generally invests all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 17.00%. On a net asset value (“NAV”) basis, the Fund returned 16.13%. During the same time period, the Index returned 16.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 14.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The

Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality metric weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the health care sector and overweight allocation to the energy sector.

For the fiscal year ended October 31, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included Novo Nordisk A/S, Class B, a health care company (portfolio average weight of 5.57%) and ASML Holding N.V., an information technology company (portfolio average weight of 5.00%). Positions that detracted most significantly from the Fund’s return included Roche Holding AG, a health care company (portfolio average weight of 4.74%), and LVMH Moet Hennessy Louis Vuitton SE, a consumer discretionary company (portfolio average weight of 1.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Health Care	20.04
Energy	15.41
Consumer Staples	14.04
Industrials	11.13
Materials	10.93
Consumer Discretionary	9.59
Information Technology	8.20
Financials	6.37
Communication Services	3.37
Sector Types Each Less Than 3%	0.77
Money Market Funds Plus Other Assets Less Liabilities	0.15

35

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Novo Nordisk A/S, Class B	6.50
Nestle S.A.	4.83
BHP Group Ltd.	4.54
ASML Holding N.V.	4.45
Roche Holding AG	4.31
Novartis AG	4.02
Shell PLC	3.66
LVMH Moet Hennessy Louis Vuitton SE	3.38
TotalEnergies SE	2.94
Unilever PLC	2.77
Total	41.40

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net)	16.29%	3.16%	9.79%	6.21%	35.14%	5.08%	64.06%	2.91%	60.10%
MSCI EAFE® Index (Net)	14.40	5.73	18.20	4.10	22.24	3.05	35.11	2.00	38.32
Fund
NAV Return	16.13	2.97	9.18	6.03	34.00	4.88	61.07	2.26	44.21
Market Price Return	17.00	3.22	9.99	6.22	35.25	4.95	62.08	2.21	43.03

36

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index from Fund inception until March 1, 2012, followed by the performance of S&P International Developed High Quality Rankings Index (Net), the Fund’s underlying index for the period March 1, 2012 until March 18, 2016, followed by the performance of the Index thereafter through October 31, 2023.

-	Net returns reflect reinvested dividends net of withholding taxes.

37

Invesco China Technology ETF (CQQQ)

October 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.10%
Broadline Retail-9.30%
PDD Holdings, Inc., ADR (China)(b)(c)	628,097	$63,701,598

Capital Markets-0.49%
Hithink RoyalFlush Information Network Co. Ltd., A Shares (China)	175,800	3,377,341

Chemicals-0.07%
Jiangsu Cnano Technology Co. Ltd., A Shares (China)	113,633	453,408

Consumer Staples Distribution & Retail-0.18%
Dada Nexus Ltd., ADR (China)(b)(c)	325,956	1,251,671

Electrical Equipment-1.71%
China XD Electric Co. Ltd., A Shares (China)	6,693,801	4,225,873
East Group Co. Ltd., A Shares (China)	685,500	600,437
Hongfa Technology Co. Ltd., A Shares (China)	221,149	876,364
Qingdao TGOOD Electric Co. Ltd., A Shares (China)	348,218	857,923
Sieyuan Electric Co. Ltd., A Shares (China)	249,320	1,679,259
Suzhou Maxwell Technologies Co. Ltd., A Shares (China)	91,812	1,515,542
YunengTechnology Co. Ltd. (China)	118,514	1,980,443

		11,735,841

Electronic Equipment, Instruments & Components-13.50%
Avary Holding Shenzhen Co. Ltd., A Shares (China)	273,456	800,403
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., A Shares (China)	68,486	515,650
BOE Technology Group Co. Ltd., A Shares (China)	12,245,674	6,559,495
BOE Technology Group Co. Ltd., B Shares (China)	3,265,460	1,076,718
Chaozhou Three-Circle Group Co. Ltd., A Shares (China)	624,590	2,633,860
China Zhenhua Group Science & Technology Co. Ltd., A Shares (China)	168,959	1,544,806
Everdisplay Optronics (Shanghai) Co. Ltd. (China)(b)	14,951,800	5,352,990
Guangzhou Shiyuan Electronic Technology Co. Ltd., A Shares (China)	82,360	472,568
Hengdian Group DMEGC Magnetics Co. Ltd., A Shares (China)	536,600	1,066,879
Holitech Technology Co. Ltd., A Shares (China)(b)	954,700	429,205
Huagong Tech Co. Ltd., A Shares (China)	331,700	1,275,926
IRICO Display Devices Co. Ltd. (China)(b)	4,696,100	3,888,764
Lens Technology Co. Ltd., A Shares (China)	1,621,500	2,893,755
Leyard Optoelectronic Co. Ltd., A Shares (China)	834,500	699,018
Lingyi iTech Guangdong Co., A Shares (China)	2,282,100	1,892,888
Maxscend Microelectronics Co. Ltd., A Shares (China)	155,346	3,199,006
MOG Digitech Holdings Ltd. (China)(b)	2,561,469	720,194
Raytron Technology Co. Ltd., A Shares (China)	147,571	949,580

	Shares	Value
Electronic Equipment, Instruments & Components-(continued)
Shanghai BOCHU Electronic Technology Corp. Ltd., A Shares (China)	44,090	$1,443,599
Shengyi Technology Co. Ltd., A Shares (China)	771,319	1,853,965
Shennan Circuits Co. Ltd., A Shares (China)	61,064	580,426
Shenzhen Everwin Precision Technology Co. Ltd., A Shares (China)(b)	396,280	628,689
Shenzhen Huaqiang Industry Co. Ltd., A Shares (China)	320,475	502,295
Shenzhen Kaifa Technology Co. Ltd., A Shares (China)	514,917	1,208,821
Shenzhen Kinwong Electronic Co. Ltd., A Shares (China)	117,420	354,277
Sunny Optical Technology Group Co. Ltd. (China)	3,044,318	25,503,546
TCL Technology Group Corp., A Shares (China)(b)	6,137,310	3,295,887
Tianma Microelectronics Co. Ltd., A Shares (China)(b)	761,352	1,018,521
Tunghsu Optoelectronic Technology Co. Ltd., A Shares (China)(b)	1,775,700	528,966
Unisplendour Corp. Ltd., A Shares (China)(b)	438,058	1,173,845
Universal Scientific Industrial Shanghai Co. Ltd., A Shares (China)	274,600	545,215
Wuhan Guide Infrared Co. Ltd., A Shares (China)	1,408,901	1,524,780
WUS Printed Circuit Kunshan Co. Ltd., A Shares (China)	628,410	1,677,913
Xiamen Faratronic Co. Ltd., A Shares (China)	74,100	1,010,634
Zhejiang Crystal-Optech Co. Ltd., A Shares (China)	458,770	865,119
Zhejiang Dahua Technology Co. Ltd., A Shares (China)	4,365,200	12,168,470
Zhuzhou Hongda Electronics Corp. Ltd., A Shares (China)	131,500	587,950

		92,444,623

Entertainment-4.29%
Bilibili, Inc., Z Shares (China)(b)(c)	1,103,384	14,933,462
Hangzhou Shunwang Technology Co. Ltd., A Shares (China)	229,000	463,126
Kingsoft Corp. Ltd. (China)	4,012,119	13,998,268

		29,394,856

Hotels, Restaurants & Leisure-9.72%
Meituan, B Shares (China)(b)(d)	4,224,984	59,719,760
TravelSky Technology Ltd., H Shares (China)	4,359,937	6,875,958

		66,595,718

Interactive Media & Services-23.33%
Autohome, Inc., ADR (China)	280,574	7,505,354
Baidu, Inc., A Shares (China)(b)	2,998,516	39,356,337
JOYY, Inc., ADR (China)(c)	154,378	6,008,392
Kuaishou Technology (China)(b)(d)	5,476,310	35,239,144
Tencent Holdings Ltd. (China)	1,824,851	67,447,142
Visual China Group Co. Ltd., A Shares (China)	180,900	350,029
Weibo Corp., ADR (China)	331,607	3,922,911

		159,829,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2023

	Shares	Value
IT Services-1.82%
Beijing Sinnet Technology Co. Ltd., A Shares (China)(b)	593,000	$822,474
China TransInfo Technology Co. Ltd., A Shares (China)(b)	335,171	528,077
DHC Software Co. Ltd., A Shares (China)	1,057,400	910,294
Digital China Information Service Co. Ltd., A Shares (China)	197,000	328,418
GDS Holdings Ltd., A Shares (China)(b)(c)	4,374,555	5,411,867
Kingsoft Cloud Holdings Ltd., H shares (China)(b)	7,311,499	2,317,373
Taiji Computer Corp. Ltd., A Shares (China)	204,573	800,614
Wangsu Science & Technology Co. Ltd., A Shares (China)	804,045	770,194
Wonders Information Co. Ltd., A Shares (China)(b)	476,100	586,822

		12,476,133

Machinery-0.13%
Han’s Laser Technology Industry Group Co. Ltd., A Shares (China)	309,800	908,474

Media-1.20%
China Literature Ltd. (China)(b)(d)	1,857,576	6,255,544
NanJi E-Commerce Co. Ltd., A Shares (China)(b)	809,868	377,373
People.cn Co. Ltd., A Shares (China)	358,400	1,586,772

		8,219,689

Semiconductors & Semiconductor Equipment-21.39%
3Peak, Inc., A Shares (China)	31,915	702,574
ACM Research (Shanghai), Inc. (China)	307,600	5,064,949
Advanced Micro-Fabrication Equipment, Inc., A Shares (China)	201,649	4,716,009
All Winner Technology Co. Ltd., A Shares (China)	178,353	609,531
Amlogic Shanghai Co. Ltd., A Shares (China)(b)	137,015	1,126,548
ASR Microelectronics Co. Ltd. (China)(b)	546,800	4,873,910
Bestechnic (Shanghai) Co. Ltd. (China)(b)	156,400	2,663,551
Cambricon Technologies Corp. Ltd. (China)(b)	543,200	7,959,352
China Resources Microelectronics Ltd., A Shares (China)	314,273	2,282,506
GalaxyCore, Inc., A Shares (China)	3,265,000	8,213,696
GigaDevice Semiconductor, Inc., A Shares (China)	217,664	3,182,527
Goke Microelectronics Co. Ltd., A Shares (China)	71,600	651,220
Hangzhou Chang Chuan Technology Co. Ltd., A Shares (China)	202,802	1,131,220
Hangzhou Lion Electronics Co. Ltd., A Shares (China)	223,312	980,753
Hangzhou Silan Microelectronics Co. Ltd., A Shares (China)	467,000	1,548,137
Hoyuan Green Energy Co. Ltd., A Shares (China)	169,735	865,827
Hua Hong Semiconductor Ltd. (China)(b)(c)(d)	1,928,797	4,732,881
Hwatsing Technology Co. Ltd. (China)	166,579	4,845,020
Ingenic Semiconductor Co. Ltd., A Shares (China)	128,300	1,293,852
JCET Group Co. Ltd., A Shares (China)	579,400	2,438,546
Loongson Technology Corp. Ltd. (China)(b)	523,641	5,786,590

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Montage Technology Co. Ltd., A Shares (China)	370,289	$2,784,466
National Silicon Industry Group Co. Ltd., A Shares (China)(b)	3,580,600	8,870,646
NAURA Technology Group Co. Ltd., A Shares (China)	173,057	6,053,838
Piotech, Inc., A Shares (China)	190,632	6,566,529
Rockchip Electronics Co. Ltd., A Shares (China)	50,108	445,885
Sanan Optoelectronics Co. Ltd., A Shares (China)	6,542,900	13,303,774
SG Micro Corp., A Shares (China)	150,620	1,843,722
Shanghai Awinic Technology Co. Ltd. (China)(b)	303,200	3,446,274
Shanghai Fudan Microelectronics Group Co. Ltd., A Shares (China)	94,617	625,772
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares (China)(c)	1,321,381	2,492,598
Shenzhen Goodix Technology Co. Ltd., A Shares (China)(b)	599,300	6,055,976
Shenzhen SC New Energy Technology Corp., A Shares (China)	102,618	1,023,642
SICC Co. Ltd., A Shares (China)(b)	563,000	4,669,805
StarPower Semiconductor Ltd., A Shares (China)	50,300	1,181,945
Suzhou Novosense Microelectronics Co. Ltd. (China)	148,400	2,909,152
Tianshui Huatian Technology Co. Ltd., A Shares (China)	1,057,100	1,289,939
TongFu Microelectronics Co. Ltd., A Shares (China)	499,200	1,394,985
Unigroup Guoxin Microelectronics Co. Ltd., A Shares (China)(b)	277,759	2,858,017
Verisilicon Microelectronics (Shanghai) Co. Ltd. (China)(b)	652,400	4,756,090
Will Semiconductor Co. Ltd., A Shares (China)	270,549	4,078,143
Wuxi Autowell Technology Co. Ltd., A Shares (China)	39,067	729,974
Yangzhou Yangjie Electronic Technology Co. Ltd., A Shares (China)	178,645	926,656
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A Shares (China)	427,100	2,538,170

		146,515,197

Software-11.55%
360 Security Technology, Inc., A Shares (China)(b)	2,334,300	2,864,407
Beijing E-Hualu Information Technology Co. Ltd., A Shares (China)(b)	219,600	870,226
Beijing Kingsoft Office Software, Inc., A Shares (China)	150,636	5,909,675
Beijing Orient National Communication Science & Technology Co. Ltd., A Shares (China)(b)	380,200	540,835
Beijing Shiji Information Technology Co. Ltd., A Shares (China)(b)	900,225	1,294,102
China National Software & Service Co. Ltd., A Shares (China)	283,930	1,332,722
Empyrean Technology Co. Ltd. (China)	342,985	4,836,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2023

	Shares	Value
Software-(continued)
Hundsun Technologies, Inc., A Shares (China)	619,825	$2,635,787
Iflytek Co. Ltd., A Shares (China)	759,450	4,728,077
Kingdee International Software Group Co. Ltd. (China)(b)	11,993,186	15,909,985
Longshine Technology Group Co. Ltd., A Shares (China)	361,967	923,948
Ming Yuan Cloud Group Holdings Ltd. (China)(b)(c)	2,571,920	1,074,838
Neusoft Corp., A Shares (China)(b)	403,600	526,140
Newland Digital Technology Co. Ltd., A Shares (China)	340,500	796,102
NSFOCUS Technologies Group Co. Ltd., A Shares (China)	244,800	306,079
Qi An Xin Technology Group, Inc. (China)(b)	897,800	5,651,965
Sangfor Technologies, Inc., A Shares (China)(b)	48,814	559,639
SenseTime Group, Inc., B Shares (China)(b)(c)(d)	71,907,317	12,865,865
Shanghai Baosight Software Co. Ltd., A Shares (China)	359,217	2,094,504
Shanghai Baosight Software Co. Ltd., B Shares (China)	2,820,691	5,799,341
Shanghai Hyron Software Co. Ltd., A Shares (China)	1,096,600	419,573
Shenzhen Infogem Technologies Co. Ltd., A Shares (China)(b)	233,000	383,340
Shenzhen Kingdom Sci-Tech Co. Ltd., A Shares (China)	310,300	495,252
Sinosoft Co. Ltd., A Shares (China)	69,820	292,042
Thunder Software Technology Co. Ltd., A Shares (China)	134,787	1,292,781
Topsec Technologies Group, Inc., A Shares (China)(b)	390,800	501,443
Tuya, Inc., ADR (China)(b)	1,009,824	1,726,799
Yonyou Network Technology Co. Ltd., A Shares (China)	1,119,104	2,503,346

		79,135,595

	Shares	Value
Technology Hardware, Storage & Peripherals-1.24%
China Greatwall Technology Group Co. Ltd., A Shares (China)	1,064,146	$1,596,633
Inspur Electronic Information Industry Co. Ltd., A Shares (China)	476,458	1,913,489
Legend Holdings Corp., H Shares (China)(d)	2,425,533	2,160,617
Ninestar Corp., A Shares (China)	458,250	1,537,916
Tsinghua Tongfang Co. Ltd., A Shares (China)(b)	1,105,200	1,253,489

		8,462,144

Trading Companies & Distributors-0.18%
Beijing United Information Technology Co. Ltd., A Shares (China)	238,579	1,226,458

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $817,075,029)		685,728,055

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.77%
Invesco Private Government Fund, 5.32%(e)(f)(g)	7,228,670	7,228,670
Invesco Private Prime Fund, 5.53%(e)(f)(g)	18,591,720	18,593,579

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,822,311)		25,822,249

TOTAL INVESTMENTS IN SECURITIES-103.87% (Cost $842,897,340)		711,550,304
OTHER ASSETS LESS LIABILITIES-(3.87)%		(26,499,260)

NET ASSETS-100.00%		$685,051,044

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $120,973,811, which represented 17.66% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$276,917	$154,170,712	$(154,447,629)	$-	$-	$-	$84,424

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,979,864	200,970,626	(207,721,820)	-	-	7,228,670	461,596	*
Invesco Private Prime Fund	35,951,651	477,423,670	(494,793,634)	(487)	12,379	18,593,579	1,231,909	*

Total	$50,208,432	$832,565,008	$(856,963,083)	$(487)	$12,379	$25,822,249	$1,777,929

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	100.10%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Australia-1.11%
BHP Group Ltd.	23,094	$650,678
REA Group Ltd.(a)	6,090	554,129

		1,204,807

Canada-21.05%
ATS Corp.(b)	19,892	669,156
Cameco Corp.	23,230	949,280
Canadian Pacific Kansas City Ltd.	15,498	1,099,177
CGI, Inc., Class A(b)	17,585	1,695,862
Constellation Software, Inc.	1,693	3,390,281
Element Fleet Management Corp.	69,221	935,412
Enerplus Corp.	112,026	1,892,317
Fairfax Financial Holdings Ltd.	719	597,693
Finning International, Inc.	19,644	525,821
Ivanhoe Mines Ltd., Class A(a)(b)	89,635	659,874
Premium Brands Holdings Corp.	26,637	1,713,057
Quebecor, Inc., Class B	31,262	644,269
Stantec, Inc.	9,372	572,818
TFI International, Inc.	11,304	1,249,160
Thomson Reuters Corp.	5,628	673,414
TMX Group Ltd.	33,256	691,830
Tourmaline Oil Corp.	32,924	1,739,108
Whitecap Resources, Inc.	271,116	2,091,592
WSP Global, Inc.	8,084	1,056,845

		22,846,966

France-7.70%
Alten S.A.	6,977	820,803
Eiffage S.A.	6,716	608,368
Hermes International S.C.A.	885	1,646,010
Legrand S.A.	7,075	609,330
L’Oreal S.A.	2,091	875,566
Rexel S.A.	25,961	527,823
Technip Energies N.V.	24,534	535,505
Veolia Environnement S.A.	20,027	546,784
Vinci S.A.(a)	19,838	2,190,817

		8,361,006

Germany-4.29%
Allianz SE	2,451	572,287
Deutsche Post AG	14,834	576,380
Hannover Rueck SE	6,323	1,392,155
Mercedes-Benz Group AG	8,817	516,584
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	2,015	806,150
Rheinmetall AG	2,771	791,988

		4,655,544

Greece-0.91%
Mytilineos S.A.	26,687	986,722

Ireland-0.71%
AIB Group PLC	177,166	766,661

Israel-0.54%
Mizrahi Tefahot Bank Ltd.	18,809	581,163

Italy-5.36%
Banco BPM S.p.A.	149,724	763,280
Davide Campari-Milano N.V.(a)	152,708	1,683,531

	Shares	Value
Italy-(continued)
Infrastrutture Wireless Italiane S.p.A.(a)(c)	49,168	$536,337
Interpump Group S.p.A.(a)	34,469	1,435,490
Terna S.p.A.	94,842	724,392
UniCredit S.p.A.	27,241	680,252

		5,823,282

Japan-9.38%
ASICS Corp.	19,648	613,526
Haseko Corp.	51,502	629,301
Inpex Corp.	42,718	615,616
ITOCHU Corp.(a)	30,483	1,081,483
Kobe Steel Ltd.	58,198	677,110
Marubeni Corp.	42,462	610,665
Mitsubishi Corp.	12,065	554,076
Mitsubishi Heavy Industries Ltd.	10,734	545,188
Mitsui & Co. Ltd.	16,359	585,141
Mitsui OSK Lines Ltd.(a)	43,196	1,107,531
Nippon Steel Corp.	25,374	541,509
NOF Corp.	17,975	704,187
Sanrio Co. Ltd.	15,270	645,304
Sumitomo Forestry Co. Ltd.	21,032	490,786
Toyota Tsusho Corp.	14,892	777,418

		10,178,841

Netherlands-8.34%
Arcadis N.V.	14,260	601,707
ASM International N.V.(a)	7,911	3,248,610
ASML Holding N.V.(a)	5,023	3,001,354
Koninklijke Ahold Delhaize N.V.	35,974	1,064,687
Wolters Kluwer N.V.	8,873	1,135,768

		9,052,126

Norway-1.18%
Equinor ASA	18,360	615,386
Kongsberg Gruppen ASA	16,381	668,630

		1,284,016

Singapore-5.04%
Keppel Corp. Ltd.	122,074	553,323
Keppel REIT	24,414	14,167
Oversea-Chinese Banking Corp. Ltd.	134,510	1,244,908
Sembcorp Industries Ltd.	401,824	1,346,208
Singapore Exchange Ltd.	333,731	2,306,801

		5,465,407

South Korea-0.40%
POSCO Holdings, Inc.	1,424	433,880

Spain-0.69%
Banco de Sabadell S.A.	608,760	753,491

Sweden-1.26%
Atlas Copco AB, Class A(a)	105,897	1,366,761

Switzerland-19.32%
ABB Ltd.	28,255	945,093
Belimo Holding AG	5,749	2,406,867
BKW AG	6,970	1,168,751
Chocoladefabriken Lindt & Spruengli AG	21	2,284,490
Flughafen Zureich AG	15,010	2,790,717
Kuehne + Nagel International AG, Class R	10,501	2,821,268
Novartis AG	6,872	638,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2023

	Shares	Value
Switzerland-(continued)
Sandoz Group AG(b)	1,375	$35,733
Schindler Holding AG, PC	10,010	2,015,089
Siegfried Holding AG(b)	1,142	902,883
Sika AG	8,150	1,942,459
Swiss Life Holding AG	2,117	1,353,410
VAT Group AG(a)(c)	3,002	1,057,900
Zurich Insurance Group AG(a)	1,291	610,851

		20,973,892

United Kingdom-10.62%
3i Group PLC	61,302	1,439,016
Ashtead Group PLC	9,604	548,203
AstraZeneca PLC	6,363	791,422
BAE Systems PLC	46,617	624,505
Centrica PLC	411,168	784,820
Diploma PLC	66,574	2,295,889
InterContinental Hotels Group PLC	43,540	3,069,635
RELX PLC	20,084	698,959
Rentokil Initial PLC	127,927	647,012
Rolls-Royce Holdings PLC(b)	238,820	624,221

		11,523,682

United States-1.87%
Ferrovial SE(a)	25,264	759,463
Samsonite International S.A.(b)(c)	201,300	622,583
Tenaris S.A.	41,057	644,015

		2,026,061

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.77% (Cost $109,015,217)		108,284,308

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-11.12%
Invesco Private Government Fund, 5.32%(d)(e)(f)	3,378,573	$3,378,573
Invesco Private Prime Fund, 5.53%(d)(e)(f)	8,689,105	8,689,974

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,068,541)		12,068,547

TOTAL INVESTMENTS IN SECURITIES-110.89% (Cost $121,083,758)		120,352,855
OTHER ASSETS LESS LIABILITIES-(10.89)%		(11,819,595)

NET ASSETS-100.00%		$108,533,260

Investment Abbreviations:

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $2,216,820, which represented 2.04% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 8,127,950	$ (8,127,950)	$ -	$ -	$ -	$ 1,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,900,398	$30,992,983	$(29,514,808)	$-	$-	$3,378,573	$116,139	*
Invesco Private Prime Fund	4,885,456	63,248,844	(59,445,673)	(124)	1,471	8,689,974	310,019	*

Total	$6,785,854	$102,369,777	$(97,088,431)	$(124)	$1,471	$12,068,547	$427,849

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Brazil-7.19%
Banco do Brasil S.A.	77,500	$743,035
Cia Energetica de Minas Gerais	288,900	882,225
Cia Energetica de Minas Gerais, Preference Shares	251,300	585,021
Cury Construtora e Incorporadora S.A.	341,100	996,989
Marcopolo S.A., Preference Shares	561,500	583,434
PRIO S.A.(a)	308,300	2,916,103
Santos Brasil Participacoes S.A.	396,400	581,670
SLC Agricola S.A.	81,900	596,995
TOTVS S.A.	119,900	601,759

		8,487,231

China-10.50%
Akeso, Inc.(a)(b)	154,000	864,019
China Nonferrous Mining Corp. Ltd.	998,000	605,846
China Shenhua Energy Co. Ltd., H Shares	396,099	1,214,934
Hisense Home Appliances Group Co. Ltd., H Shares	304,000	835,314
Jinan Acetate Chemical Co. Ltd.	90,281	2,694,374
Lenovo Group Ltd.	676,000	786,187
PetroChina Co. Ltd., H Shares	1,514,417	987,083
Sany Heavy Equipment International Holdings Co. Ltd.	1,607,148	2,111,479
Shougang Fushan Resources Group Ltd.	2,482,000	815,216
Zijin Mining Group Co. Ltd., H Shares	952,000	1,479,477

		12,393,929

Indonesia-2.20%
PT Bank Mandiri (Persero) Tbk	1,752,821	626,205
PT Indah Kiat Pulp & Paper Tbk	937,371	566,494
PT Mitra Adiperkasa Tbk	7,272,006	794,267
PT United Tractors Tbk	388,958	615,207

		2,602,173

Malaysia-5.90%
Frontken Corp. Bhd.	5,358,400	3,576,390
QL Resources Bhd.	1,421,000	1,649,309
YTL Corp. Bhd.	2,327,900	713,345
YTL Power International Bhd.	2,307,000	1,021,675

		6,960,719

Mexico-12.88%
Alsea S.A.B. de C.V.(a)	365,339	1,208,960
Arca Continental S.A.B. de C.V.	74,811	669,955
CEMEX S.A.B. de C.V., Series CPO(a)(c)	1,004,551	602,630
Corp. Inmobiliaria Vesta SAB de C.V.(c)	275,941	864,064
Fibra Uno Administracion S.A. de C.V.(c)	412,937	626,050
Gentera S.A.B. de C.V.(c)	1,514,955	1,604,495
Grupo Aeroportuario del Centro Norte S.A.B.de C.V.	76,158	580,603
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	44,442	517,731
Grupo Bimbo S.A.B. de C.V., Series A	199,162	809,533
Grupo Carso S.A.B. de C.V., Series A1(c)	151,627	965,548
Grupo Comercial Chedraui S.A. de C.V.	241,142	1,398,124
Grupo Elektra S.A.B. de C.V.(c)	9,699	619,832
Grupo Financiero Banorte S.A.B. de C.V., Class O	101,900	825,902

	Shares	Value
Mexico-(continued)
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	341,800	$703,934
Grupo Mexico S.A.B. de C.V., Class B	136,459	555,799
Qualitas Controladora S.A.B. de C.V.	192,684	1,589,352
Regional S.A.B. de C.V.	139,000	1,055,994

		15,198,506

South Africa-3.34%
Clicks Group Ltd.	175,357	2,568,960
OUTsurance Group Ltd.	319,518	687,205
Truworths International Ltd.(c)	170,633	687,196

		3,943,361

Taiwan-40.68%
Alchip Technologies Ltd.	13,443	1,087,957
China Motor Corp.	661,710	1,768,776
Delta Electronics, Inc.	84,939	760,745
First Financial Holding Co. Ltd.	818,057	653,235
Gold Circuit Electronics Ltd.	589,588	3,199,244
Goldsun Building Materials Co. Ltd.	1,128,974	877,143
Great Wall Enterprise Co. Ltd.	616,738	965,941
Jentech Precision Industrial Co. Ltd.	44,780	793,849
King Slide Works Co. Ltd.	33,459	724,163
King Yuan Electronics Co. Ltd.	265,268	624,016
Kings Town Bank Co. Ltd.	1,203,033	1,377,915
Lien Hwa Industrial Holdings Corp.	1,314,311	2,508,274
Micro-Star International Co. Ltd.	573,024	2,915,029
Powertech Technology, Inc.	220,139	712,644
Quanta Computer, Inc.	209,586	1,221,266
Sercomm Corp.	161,954	561,733
Sigurd Microelectronics Corp.	998,603	1,825,718
SinoPac Financial Holdings Co. Ltd.	1,419,026	780,935
Supreme Electronics Co. Ltd.	1,275,293	2,186,104
Ta Ya Electric Wire & Cable Co. Ltd.	897,496	885,459
Taichung Commercial Bank Co. Ltd.	1,454,133	659,034
Taishin Financial Holding Co. Ltd.	1,402,165	745,717
Taiwan Cooperative Financial Holding Co. Ltd.	805,866	624,866
Taiwan Semiconductor Manufacturing Co. Ltd.	163,267	2,662,810
Tong Yang Industry Co. Ltd.	281,569	636,319
Topco Scientific Co. Ltd.	592,626	3,087,831
Tripod Technology Corp.	229,946	1,169,758
TXC Corp.	286,507	847,110
Unimicron Technology Corp.	483,653	2,132,338
Uni-President Enterprises Corp.	887,673	1,858,270
Wistron NeWeb Corp.	141,586	556,566
WT Microelectronics Co. Ltd.	796,230	2,908,995
Yulon Finance Corp.	669,906	3,697,030

		48,016,790

Thailand-2.49%
AP (Thailand) PCL, NVDR	1,992,842	598,809
Bangchak Corp. PCL, NVDR	656,543	753,493
Kiatnakin Phatra Bank PCL, Wts., expiring 03/17/2024(a)	35,668	238
Kiatnakin Phatra Bank PCL, Wts., expiring 03/17/2026(a)	35,668	1,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2023

	Shares	Value
Thailand-(continued)
Sansiri PCL, NVDR	18,399,438	$783,227
Thonburi Healthcare Group PCL, NVDR	460,858	798,175

		2,935,927

Turkey-14.27%
AG Anadolu Grubu Holding A.S.	143,654	1,042,901
Akbank T.A.S.	757,538	788,791
Anadolu Efes Biracilik ve Malt Sanayii A.S.	181,911	641,995
BIM Birlesik Magazalar A.S.	71,806	690,326
Coca-Cola Icecek A.S.	48,543	631,049
Ford Otomotiv Sanayi A.S.	39,100	1,086,651
KOC Holding A.S.	154,221	745,683
Koza Altin Isletmeleri A.S.	760,480	590,262
Migros Ticaret A.S.	124,146	1,481,797
Oyak Cimento Fabrikalari A.S.(a)	716,796	1,807,650
Tofas Turk Otomobil Fabrikasi A.S.	66,310	564,131
Turk Hava Yollari AO(a)	260,450	2,000,364
Turk Traktor ve Ziraat Makineleri A.S.	96,647	2,475,890
Turkiye Petrol Rafinerileri A.S.	251,963	1,263,700
Yapi ve Kredi Bankasi A.S.	1,683,984	1,026,125

		16,837,315

United States-0.57%
GCC S.A.B. de C.V.	76,219	677,751

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $115,879,288)		118,053,702

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.67%
Invesco Private Government Fund, 5.32%(d)(e)(f)	1,213,235	$1,213,235
Invesco Private Prime Fund, 5.53%(d)(e)(f)	3,120,363	3,120,675

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,333,836)		4,333,910

TOTAL INVESTMENTS IN SECURITIES-103.69% (Cost $120,213,124)		122,387,612
OTHER ASSETS LESS LIABILITIES-(3.69)%		(4,357,518)

NET ASSETS-100.00%.		$118,030,094

Investment Abbreviations:

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Wts.-Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$24,093,307	$(24,093,307)	$-	$-	$-	$7,439

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	386,986	14,730,218	(13,903,969)	-	-	1,213,235	34,954	*
Invesco Private Prime Fund	1,036,003	30,263,904	(28,179,201)	63	(94)	3,120,675	91,820	*

Total	$1,422,989	$69,087,429	$(66,176,477)	$63	$(94)	$4,333,910	$134,213

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.78%
Australia-5.84%
AGL Energy Ltd.(a)	83,928	$571,245
AMP Ltd.	491,742	325,357
Ampol Ltd.	27,738	559,536
ANZ Group Holdings Ltd.	229,062	3,583,708
APA Group	65,339	340,884
Aristocrat Leisure Ltd.	22,617	551,748
ASX Ltd.	8,234	292,626
Aurizon Holdings Ltd.	274,189	593,722
Bank of Queensland Ltd.(a)	77,844	251,363
Bendigo & Adelaide Bank Ltd.	59,155	325,850
BHP Group Ltd.	414,465	11,677,628
BlueScope Steel Ltd.	65,414	778,638
Brambles Ltd.	105,213	873,331
Coles Group Ltd.	89,355	863,902
Commonwealth Bank of Australia	86,499	5,288,288
Computershare Ltd.	25,108	394,090
CSL Ltd.	10,088	1,484,070
Dexus	110,821	454,678
Endeavour Group Ltd.	109,526	342,571
Evolution Mining Ltd.(a)	166,313	375,925
Fortescue Metals Group Ltd.	181,796	2,566,823
Glencore PLC	1,862,471	9,834,464
Goodman Group	62,759	824,122
GPT Group (The)	183,847	421,378
Incitec Pivot Ltd.	180,141	312,514
Insurance Australia Group Ltd.	249,510	895,731
James Hardie Industries PLC, CDI(b)	19,969	494,230
JB Hi-Fi Ltd.(a)	13,927	398,304
Lendlease Corp. Ltd.	89,770	352,963
Macquarie Group Ltd.	23,599	2,405,317
Medibank Pvt. Ltd.	275,611	598,546
Metcash Ltd.	122,397	285,184
Mineral Resources Ltd.(a)	6,918	252,997
Mirvac Group	425,687	490,533
National Australia Bank Ltd.	192,177	3,413,037
Northern Star Resources Ltd.	55,597	411,503
Orica Ltd.	31,843	295,566
Origin Energy Ltd.	171,761	992,892
Qantas Airways Ltd.(b)	76,806	238,772
QBE Insurance Group Ltd.	123,797	1,222,761
Ramsay Health Care Ltd.	13,184	406,354
Rio Tinto Ltd.	48,754	3,629,531
Rio Tinto PLC	135,618	8,647,932
Santos Ltd.	245,204	1,190,775
Scentre Group	473,474	728,466
Sonic Healthcare Ltd.	35,435	645,026
South32 Ltd.	406,317	854,102
Star Entertainment Group Ltd. (The)(a)(b)	424,157	142,334
Stockland	265,692	595,509
Suncorp Group Ltd.	123,033	1,042,280
Telstra Group Ltd.	516,621	1,246,246
Transurban Group	144,765	1,083,397
Treasury Wine Estates Ltd.	43,677	331,175
Treasury Wine Estates Ltd., Rts., expiring 11/16/2023(b)	4,621	3,440
Vicinity Ltd.	389,777	419,539
Wesfarmers Ltd.	55,919	1,788,667

	Shares	Value
Australia-(continued)
Westpac Banking Corp.	245,679	$3,204,365
Woodside Energy Group Ltd.	88,480	1,919,284
Woolworths Group Ltd.	63,375	1,413,234
Worley Ltd.	35,129	364,545

		86,292,998

Austria-0.40%
ams-OSRAM AG(a)(b)	43,847	155,576
ANDRITZ AG	6,762	310,199
BAWAG Group AG(b)(c)	9,935	440,424
Erste Group Bank AG	44,794	1,597,970
Mondi PLC(a)	79,231	1,277,740
OMV AG	21,549	942,069
Raiffeisen Bank International AG(b)	27,373	395,518
voestalpine AG	17,850	444,517
Wienerberger AG	13,679	331,683

		5,895,696

Belgium-0.82%
Ageas S.A./N.V.	28,361	1,086,987
Anheuser-Busch InBev S.A./N.V.(a)	85,741	4,860,394
Cofinimmo S.A.(a)	3,126	193,956
Colruyt Group N.V.	11,564	477,559
Elia Group S.A./N.V.	2,062	195,395
Groupe Bruxelles Lambert N.V.(a)	8,224	599,801
KBC Group N.V.(a)	31,953	1,752,888
Proximus SADP	55,736	460,817
Sofina S.A.(a)	1,282	242,558
Solvay S.A., Class A	9,117	961,162
UCB S.A.	8,911	650,471
Umicore S.A.(a)	27,711	657,573

		12,139,561

Brazil-0.05%
Yara International ASA	22,364	730,673

Burkina Faso-0.02%
Endeavour Mining PLC(a)	13,174	271,762

Canada-8.64%
Agnico Eagle Mines Ltd.	19,147	897,044
Air Canada(a)(b)	21,030	253,436
Algonquin Power & Utilities Corp.(a)	89,429	449,641
Alimentation Couche-Tard, Inc.	53,573	2,913,183
Allied Properties REIT	16,988	193,956
AltaGas Ltd.	38,003	705,174
ARC Resources Ltd.	44,571	716,282
ATCO Ltd., Class I	9,462	242,301
B2Gold Corp.	101,445	324,449
Bank of Montreal(a)	58,474	4,413,823
Bank of Nova Scotia (The)	159,501	6,451,274
Barrick Gold Corp.	156,413	2,495,622
BCE, Inc.	35,019	1,298,598
Bombardier, Inc., Class B(a)(b)	12,005	384,731
Brookfield Corp.	133,526	3,885,792
CAE, Inc.(b)	14,252	297,308
Cameco Corp.	9,764	399,000
Canadian Apartment Properties REIT	15,515	456,202
Canadian Imperial Bank of Commerce	106,353	3,746,966
Canadian National Railway Co.	24,478	2,587,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Canada-(continued)
Canadian Natural Resources Ltd.	80,727	$5,120,706
Canadian Pacific Kansas City Ltd.	27,924	1,980,477
Canadian Tire Corp. Ltd., Class A(a)	7,236	697,200
Canadian Utilities Ltd., Class A	14,258	301,336
Canadian Western Bank	13,191	261,112
Capital Power Corp.	11,054	282,591
CCL Industries, Inc.(a)	9,061	353,890
Celestica, Inc.(b)	22,025	513,560
Cenovus Energy, Inc.	64,868	1,234,513
CGI, Inc., Class A(b)	10,627	1,024,846
CI Financial Corp.	30,029	271,900
Constellation Software, Inc.	205	410,518
Crescent Point Energy Corp.	64,964	520,367
Dollarama, Inc.	4,838	330,026
Element Fleet Management Corp.	20,605	278,444
Emera, Inc.(a)	29,126	952,928
Enbridge, Inc.(a)	218,602	6,997,783
Fairfax Financial Holdings Ltd.	2,547	2,117,280
Finning International, Inc.	16,998	454,994
First Capital REIT	25,526	239,769
Fortis, Inc.	48,865	1,938,056
Franco-Nevada Corp.	4,141	503,214
George Weston Ltd.	7,738	838,430
Gibson Energy, Inc.	22,288	338,273
Gildan Activewear, Inc.	11,203	317,872
Great-West Lifeco, Inc.	41,350	1,144,367
Hydro One Ltd.(c)	25,209	652,992
iA Financial Corp., Inc.	9,554	555,312
IGM Financial, Inc.	9,108	204,827
Imperial Oil Ltd.	14,843	844,979
Intact Financial Corp.	9,081	1,274,513
Keyera Corp.	25,244	586,435
Kinross Gold Corp.	239,955	1,251,413
Linamar Corp.	5,048	218,029
Loblaw Cos. Ltd.	13,773	1,125,254
Magna International, Inc.	48,242	2,315,755
Manulife Financial Corp.	291,197	5,063,566
MEG Energy Corp.(b)	23,639	466,565
Methanex Corp.	6,773	279,360
Metro, Inc.	18,074	917,077
National Bank of Canada	26,930	1,672,541
Northland Power, Inc.(a)	17,072	239,678
Nutrien Ltd.	42,084	2,257,818
Onex Corp.	7,700	431,078
Open Text Corp.	17,530	584,649
Parkland Corp.	28,778	870,025
Pembina Pipeline Corp.(a)	51,050	1,569,468
Power Corp. of Canada	100,604	2,421,163
Restaurant Brands International, Inc.	11,318	759,425
RioCan REIT	35,973	436,625
Royal Bank of Canada	116,231	9,273,363
Saputo, Inc.(a)	20,551	414,499
Shopify, Inc., Class A(b)	15,639	737,762
SNC-Lavalin Group, Inc.	17,159	476,114
SSR Mining, Inc.	21,813	301,525
Sun Life Financial, Inc.	61,768	2,818,214
Suncor Energy, Inc.	157,305	5,088,829
TC Energy Corp.	104,370	3,590,644
Teck Resources Ltd., Class B	35,955	1,269,076
TELUS Corp.	44,715	720,207

	Shares	Value
Canada-(continued)
TFI International, Inc.	3,036	$335,496
Thomson Reuters Corp.	5,261	629,501
TMX Group Ltd.	15,098	314,086
Toromont Industries Ltd.	3,430	257,945
Toronto-Dominion Bank (The)	160,332	8,946,023
Tourmaline Oil Corp.	13,541	715,261
Vermilion Energy, Inc.	29,583	426,404
West Fraser Timber Co. Ltd.	10,080	679,551
Wheaton Precious Metals Corp.	13,252	559,099
WSP Global, Inc.	4,816	629,610

		127,718,173

Chile-0.06%
Antofagasta PLC(a)	28,006	457,084
Lundin Mining Corp.	78,095	487,162

		944,246

China-0.26%
AAC Technologies Holdings, Inc.	126,144	226,990
BOC Hong Kong (Holdings) Ltd.	344,646	911,762
Lenovo Group Ltd.	1,134,792	1,319,762
Prosus N.V.(b)	26,745	747,162
Wilmar International Ltd.	171,595	445,880
Xinyi Glass Holdings Ltd.	197,615	227,048

		3,878,604

Denmark-1.09%
AP Moller - Maersk A/S, Class A(a)	500	814,292
AP Moller - Maersk A/S, Class B	834	1,384,813
Carlsberg A/S, Class B	6,309	750,502
Chr. Hansen Holding A/S(a)	4,429	301,378
Coloplast A/S, Class B(a)	4,690	488,171
Danske Bank A/S	89,422	2,092,657
DSV A/S(a)	6,617	985,801
Genmab A/S(b)	848	238,980
ISS A/S	27,342	394,951
Jyske Bank A/S(b)	4,355	306,025
Novo Nordisk A/S, Class B(a)	57,572	5,519,659
Novozymes A/S, Class B(a)	7,454	334,205
Orsted A/S(a)(c)	10,280	494,685
Pandora A/S	5,757	650,759
Tryg A/S	21,668	422,384
Vestas Wind Systems A/S(a)(b)	42,136	908,555

		16,087,817

Finland-1.21%
Elisa OYJ	9,607	406,996
Fortum OYJ(a)	88,698	1,050,043
Huhtamaki OYJ(a)	10,057	344,527
Kesko OYJ, Class B	30,785	519,497
Kone OYJ, Class B	23,017	994,812
Konecranes OYJ	8,880	290,126
Mandatum OYJ(b)	55,979	216,088
Neste OYJ	22,622	758,232
Nokia OYJ(a)	554,169	1,839,276
Nokian Renkaat OYJ(a)	36,736	276,780
Nordea Bank Abp	448,417	4,710,857
Orion OYJ, Class B	5,788	229,667
Outokumpu OYJ(a)	70,635	289,163
Sampo OYJ	56,299	2,208,344
Stora Enso OYJ, Class R(a)	77,600	928,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Finland-(continued)
UPM-Kymmene OYJ	58,641	$1,969,218
Valmet OYJ(a)	11,228	251,127
Wartsila OYJ Abp(a)	55,500	659,378

		17,943,044

France-8.95%
Accor S.A.	10,568	335,893
Air France-KLM(b)	37,459	421,836
Air Liquide S.A.	27,127	4,635,891
Airbus SE	25,092	3,349,230
Alstom S.A.(a)	34,664	467,158
Amundi S.A.(a)(c)	7,086	368,653
Arkema S.A.	9,881	923,060
Atos SE(a)(b)	47,822	333,009
AXA S.A.	260,534	7,698,374
BNP Paribas S.A.	173,997	9,984,739
Bollore SE(a)	50,238	273,473
Bouygues S.A.	54,465	1,911,884
Bureau Veritas S.A.	14,700	333,910
Capgemini SE	8,730	1,536,398
Carrefour S.A.	116,982	2,050,117
Cie de Saint-Gobain S.A.	68,292	3,710,292
Cie Generale des Etablissements Michelin S.C.A.	93,023	2,755,076
Clariane SE(a)	28,831	108,550
Covivio S.A.	6,619	282,650
Credit Agricole S.A.	268,014	3,223,284
Danone S.A.	66,000	3,917,137
Dassault Systemes SE	10,966	449,907
Edenred SE	7,591	403,110
Eiffage S.A.	10,330	935,742
Elis S.A.	26,498	433,290
ENGIE S.A.	343,622	5,449,581
EssilorLuxottica S.A.	13,907	2,508,357
Eurazeo SE	5,229	293,763
Forvia SE(b)	49,105	822,159
Gecina S.A.	5,818	569,456
Hermes International S.C.A	372	691,882
Kering S.A.	3,282	1,329,350
Klepierre S.A.	28,001	677,773
Legrand S.A.	13,276	1,143,387
L’Oreal S.A.	7,218	3,022,398
LVMH Moet Hennessy Louis Vuitton SE	6,355	4,530,776
Nexans S.A.	2,908	205,020
Orange S.A.(a)	409,765	4,811,983
Orpea S.A.(a)(b)	125,421	127,002
Pernod Ricard S.A.	9,391	1,662,654
Publicis Groupe S.A.	21,241	1,610,239
Renault S.A.	72,996	2,550,032
Rexel S.A.	33,203	675,064
Rubis S.C.A	10,616	230,482
Safran S.A.	15,372	2,388,812
Schneider Electric SE	27,305	4,184,325
SCOR SE	28,276	841,340
SEB S.A.(a)	3,687	363,020
Societe Generale S.A.	197,373	4,411,340
Sodexo S.A.	9,941	1,049,503
SPIE S.A.	14,693	385,778
Technip Energies N.V.	22,644	494,252
Teleperformance SE(a)	2,673	305,563

	Shares	Value
France-(continued)
Thales S.A.	6,166	$906,905
TotalEnergies SE	341,499	22,812,960
Ubisoft Entertainment S.A.(b)	15,351	436,155
Unibail-Rodamco-Westfield SE(a)(b)	12,619	622,364
Valeo SE(a)	62,720	824,711
Veolia Environnement S.A.	86,965	2,374,346
Vinci S.A.(a)	44,444	4,908,191
Vivendi SE(a)	89,403	799,084
Wendel SE	2,631	196,336
Worldline S.A.(b)(c)	16,408	207,772

		132,266,778

Germany-9.15%
adidas AG	15,059	2,661,384
Allianz SE	57,833	13,503,507
Aroundtown S.A.(a)(b)	195,571	439,690
Aurubis AG	6,484	532,250
BASF SE	169,520	7,800,719
Bayer AG	108,942	4,682,069
Bayerische Motoren Werke AG(a)	63,150	5,849,265
Bayerische Motoren Werke AG, Preference Shares	11,909	1,008,914
Beiersdorf AG	3,458	453,416
Brenntag SE	13,990	1,036,895
Commerzbank AG	152,358	1,634,581
Continental AG	25,544	1,658,881
Covestro AG(b)(c)	39,371	1,985,043
Daimler Truck Holding AG	64,337	2,014,285
Deutsche Bank AG	418,285	4,578,671
Deutsche Boerse AG	7,538	1,236,582
Deutsche Lufthansa AG(b)	97,261	678,924
Deutsche Post AG	128,506	4,993,143
Deutsche Telekom AG	451,630	9,774,213
E.ON SE	294,191	3,488,971
Evonik Industries AG	37,868	694,860
Freenet AG	18,514	468,489
Fresenius Medical Care AG& Co. KGaA	42,440	1,404,987
Fresenius SE & Co. KGaA	83,191	2,131,494
FUCHS SE	2,773	92,915
FUCHS SE, Preference Shares	5,788	234,439
GEA Group AG	11,330	385,980
Hannover Rueck SE	6,356	1,399,421
Heidelberg Materials AG	28,461	2,060,103
Henkel AG& Co. KGaA	11,127	701,676
Henkel AG& Co. KGaA, Preference Shares(a)	18,884	1,358,904
HUGO BOSS AG	4,204	244,844
Infineon Technologies AG	46,571	1,352,472
K+S AG(a)	26,884	450,968
KION Group AG	15,244	464,696
Knorr-Bremse AG	6,400	355,423
LANXESS AG	14,704	335,710
LEG Immobilien SE(b)	9,431	586,551
Mercedes-Benz Group AG(a)	143,234	8,392,012
Merck KGaA	5,033	757,285
MTU Aero Engines AG	2,209	413,280
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Class R	17,061	6,825,673
ProSiebenSat.1 Media SE(a)	47,159	263,093
Puma SE	5,180	291,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Germany-(continued)
Rheinmetall AG	2,372	$677,948
RWE AG	59,600	2,276,090
Salzgitter AG	6,925	172,160
SAP SE	54,111	7,248,938
Siemens AG	55,902	7,383,690
Siemens Energy AG, class A(a)(b)	83,983	743,005
Siemens Healthineers AG(c)	12,591	616,459
Symrise AG	5,182	526,924
TAG Immobilien AG(b)	36,811	400,182
Talanx AG	7,508	471,793
Telefonica Deutschland Holding AG	177,276	300,465
thyssenkrupp AG	201,037	1,393,550
TUI AG(b)	66,493	334,363
United Internet AG	19,392	402,773
Volkswagen AG(a)	9,413	1,082,510
Volkswagen AG, Preference Shares	65,519	6,913,587
Vonovia SE	102,447	2,349,817
Zalando SE(b)(c)	12,151	282,431

		135,255,194

Hong Kong-1.33%
AIA Group Ltd.	708,582	6,144,377
CK Asset Holdings Ltd.	130,387	651,552
CK Hutchison Holdings Ltd.	165,092	834,469
CLP Holdings Ltd.	98,397	719,938
Hang Lung Properties Ltd.	158,904	209,581
Hang Seng Bank Ltd.	41,503	475,519
Henderson Land Development Co. Ltd.	105,266	274,445
Hong Kong & China Gas Co. Ltd. (The)	563,703	392,631
Hong Kong Exchanges & Clearing Ltd.	25,853	908,618
Hongkong Land Holdings Ltd.	74,396	235,835
Jardine Matheson Holdings Ltd.	10,760	435,242
Link REIT	218,211	1,001,173
MTR Corp. Ltd.	102,426	382,890
New World Development Co. Ltd.(a)	267,861	490,904
Orient Overseas International Ltd.	24,640	310,653
Power Assets Holdings Ltd.	61,795	295,368
Prudential PLC	259,223	2,698,247
Sun Hung Kai Properties Ltd.	125,402	1,287,740
Swire Pacific Ltd., Class A	63,360	405,687
Swire Pacific Ltd., Class B	135,772	139,336
Techtronic Industries Co. Ltd.	52,247	476,090
WH Group Ltd.	741,646	442,641
Wharf Real Estate Investment Co. Ltd.	131,453	459,479

		19,672,415

Ireland-0.28%
AIB Group PLC	123,691	535,255
Bank of Ireland Group PLC	93,567	835,708
Flutter Entertainment PLC(a)(b)	5,320	833,090
Kerry Group PLC, Class A	7,728	595,320
Kingspan Group PLC	6,534	438,421
Smurfit Kappa Group PLC	29,801	970,590

		4,208,384

Israel-0.25%
Bank Hapoalim B.M.	93,631	668,173
Bank Leumi le-Israel B.M.	105,489	677,698
Bezeq The Israeli Telecommunication Corp. Ltd.	204,249	251,124
ICL Group Ltd.	73,897	358,018

	Shares	Value
Israel-(continued)
Israel Discount Bank Ltd., Class A	110,591	$485,222
Mizrahi Tefahot Bank Ltd.	13,410	414,344
Teva Pharmaceutical Industries Ltd.(a)(b)	100,793	852,326

		3,706,905

Italy-3.34%
A2A S.p.A.	332,654	622,711
Assicurazioni Generali S.p.A.	171,883	3,405,599
Azimut Holding S.p.A.	12,040	252,999
Banco BPM S.p.A.	274,838	1,401,100
BPER Banca	179,800	583,259
Coca-Cola HBC AG(b)	18,938	489,941
Enel S.p.A.	1,534,863	9,714,636
Eni S.p.A.	440,852	7,189,150
Ferrari N.V.	1,885	568,843
FinecoBank Banca Fineco S.p.A.(a)	20,330	238,848
Hera S.p.A.	152,236	427,064
Intesa Sanpaolo S.p.A.	2,874,876	7,464,677
Italgas S.p.A.(a)	61,916	314,006
Iveco Group N.V.(b)	70,480	592,552
Leonardo S.p.A.	75,790	1,140,367
Mediobanca Banca di Credito Finanziario S.p.A.	90,830	1,082,003
Moncler S.p.A.	5,082	262,890
Nexi S.p.A.(b)(c)	48,240	279,220
Pirelli & C. S.p.A.(c)	70,886	314,766
Poste Italiane S.p.A.(a)(c)	70,741	698,382
Prysmian S.p.A.	21,066	785,794
Saras S.p.A.(a)	173,526	251,740
Snam S.p.A.	220,870	1,010,880
Telecom Italia S.p.A.(a)(b)	3,823,592	986,539
Telecom Italia S.p.A., RSP(a)(b)	2,139,033	555,744
Terna S.p.A.(a)	102,381	781,974
UniCredit S.p.A.	307,660	7,682,773
Unipol Gruppo S.p.A.	59,875	323,528

		49,421,985

Japan-21.44%
Advantest Corp.	25,672	646,695
AEON Co. Ltd.	56,247	1,176,231
AGC, Inc.	33,502	1,130,633
Aisin Corp.	21,045	722,877
Ajinomoto Co., Inc.	29,071	1,051,927
Alps Alpine Co. Ltd.	49,650	402,918
Amada Co. Ltd.	33,987	325,406
ANA Holdings, Inc.(b)	16,191	315,599
Aozora Bank Ltd.(a)	23,346	472,639
Asahi Group Holdings Ltd.	42,510	1,525,863
Asahi Kasei Corp.	142,672	869,909
Astellas Pharma, Inc.	148,187	1,859,126
Bandai Namco Holdings, Inc.	37,953	777,630
Bridgestone Corp.	53,362	1,996,781
Brother Industries Ltd.	23,815	367,812
Canon, Inc.	126,636	2,969,292
Casio Computer Co. Ltd.(a)	28,026	222,439
Central Japan Railway Co.	107,692	2,414,884
Chiba Bank Ltd. (The)	69,587	514,396
Chubu Electric Power Co., Inc.	72,613	873,830
Chugai Pharmaceutical Co. Ltd.	26,449	778,913
Chugoku Electric Power Co., Inc. (The)	66,010	410,282
Concordia Financial Group Ltd.	175,209	805,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Cosmo Energy Holdings Co. Ltd.	13,135	$477,021
CyberAgent, Inc.	30,660	159,875
Dai Nippon Printing Co. Ltd.	17,588	453,970
Daifuku Co. Ltd.	18,076	294,394
Dai-ichi Life Holdings, Inc.	139,804	2,931,873
Daiichi Sankyo Co. Ltd.	44,044	1,122,003
Daikin Industries Ltd.	13,163	1,879,994
Daito Trust Construction Co. Ltd.	7,266	774,842
Daiwa House Industry Co. Ltd.	52,103	1,419,849
Daiwa House REIT Investment Corp.	164	289,784
Daiwa Securities Group, Inc.	147,250	840,067
Denka Co. Ltd.	14,200	254,427
Denso Corp.	187,068	2,716,868
Dentsu Group, Inc.	23,967	688,411
Disco Corp.	3,397	586,672
Dowa Holdings Co. Ltd.	8,532	257,912
East Japan Railway Co.	47,510	2,469,535
EBARA Corp.	10,677	465,306
Eisai Co. Ltd.	16,776	881,863
Electric Power Development Co. Ltd.	22,924	349,586
ENEOS Holdings, Inc.	508,634	1,873,057
FANUC Corp.	55,875	1,347,759
Fast Retailing Co. Ltd.	4,967	1,082,970
Fuji Electric Co. Ltd.	15,703	588,739
FUJIFILM Holdings Corp.	35,462	1,920,795
Fujikura Ltd.	50,580	357,695
Fujitsu Ltd.	18,557	2,378,977
Fukuoka Financial Group, Inc.	24,725	646,022
GLP J-Reit	259	231,731
Hakuhodo DY Holdings, Inc.	30,195	241,947
Hankyu Hanshin Holdings, Inc.	15,351	479,145
Haseko Corp.	26,205	320,198
Hikari Tsushin, Inc.	1,995	284,802
Hino Motors Ltd.(a)(b)	89,610	257,271
Hirose Electric Co. Ltd.	2,303	257,756
Hitachi Construction Machinery Co. Ltd.	18,425	468,639
Hitachi Ltd.	77,086	4,823,824
Honda Motor Co. Ltd.	504,566	5,019,173
Hoya Corp.	10,643	1,007,411
Hulic Co. Ltd.	47,237	429,498
IBIDEN Co. Ltd.	8,650	362,175
Idemitsu Kosan Co. Ltd.	31,042	700,800
IHI Corp.	25,945	490,650
Inpex Corp.	175,624	2,530,948
Isetan Mitsukoshi Holdings Ltd.	49,545	554,190
Isuzu Motors Ltd.	80,000	877,150
ITOCHU Corp.(a)	95,641	3,393,173
J. Front Retailing Co. Ltd.	42,765	403,944
Japan Airlines Co. Ltd.(a)	16,772	306,103
Japan Exchange Group, Inc.	39,486	772,929
Japan Metropolitan Fund Investment Corp.	602	387,566
Japan Post Bank Co. Ltd.	78,573	726,091
Japan Post Holdings Co. Ltd.	260,353	2,293,314
Japan Post Insurance Co. Ltd.	30,961	592,153
Japan Real Estate Investment Corp.	112	414,883
Japan Tobacco, Inc.	153,906	3,578,217
JFE Holdings, Inc.(a)	144,003	1,982,068
JGC Holdings Corp.	25,055	304,740
JSR Corp.(a)	17,457	463,268
Kajima Corp.	46,301	757,900

	Shares	Value
Japan-(continued)
Kansai Electric Power Co., Inc. (The)	83,632	$1,063,865
Kao Corp.	46,860	1,699,949
Kawasaki Heavy Industries Ltd.	33,941	737,784
Kawasaki Kisen Kaisha Ltd.(a)	24,409	828,918
KDDI Corp.	145,130	4,299,900
Keio Corp.	8,678	256,137
Keyence Corp.	3,318	1,274,005
Kikkoman Corp.	8,570	482,188
Kintetsu Group Holdings Co. Ltd.	16,714	467,831
Kirin Holdings Co. Ltd.	79,030	1,106,039
Kobe Steel Ltd.	94,968	1,104,913
Koito Manufacturing Co. Ltd.	24,573	363,374
Komatsu Ltd.	97,281	2,224,465
Konami Group Corp.	5,920	303,105
Konica Minolta, Inc.(b)	98,407	272,651
Kubota Corp.	90,420	1,202,456
Kuraray Co. Ltd.	34,387	390,542
Kurita Water Industries Ltd.	6,894	206,576
Kyocera Corp.	36,321	1,768,504
Kyoto Financial Group, Inc.	7,515	422,283
Kyowa Kirin Co. Ltd.	14,284	222,402
Kyushu Electric Power Co., Inc.(b)	69,053	439,455
Kyushu Railway Co.	21,709	441,648
Lawson, Inc.	6,931	334,182
Lion Corp.	26,057	249,739
Lixil Corp.	38,254	417,032
LY Corp.	254,481	642,399
Makita Corp.	25,819	658,240
Marubeni Corp.	179,459	2,580,882
Marui Group Co. Ltd.	19,413	303,735
MatsukiyoCocokara & Co.	25,446	443,240
Mazda Motor Corp.	135,613	1,275,136
Mebuki Financial Group, Inc.	186,586	560,577
MEIJI Holdings Co. Ltd.	31,383	770,458
MINEBEA MITSUMI, Inc.	44,270	680,953
MISUMI Group, Inc.	13,840	206,487
Mitsubishi Chemical Group Corp.	147,688	827,061
Mitsubishi Corp.	117,340	5,388,753
Mitsubishi Electric Corp.	140,064	1,551,437
Mitsubishi Estate Co. Ltd.	146,469	1,851,112
Mitsubishi Gas Chemical Co., Inc.	23,719	317,543
Mitsubishi HC Capital, Inc.	77,964	509,086
Mitsubishi Heavy Industries Ltd.	58,169	2,954,445
Mitsubishi Materials Corp.(a)	19,209	305,299
Mitsubishi Motors Corp.	121,532	387,278
Mitsubishi UFJ Financial Group, Inc.	1,665,206	13,821,281
Mitsui & Co. Ltd.	130,488	4,667,394
Mitsui Chemicals, Inc.	22,094	548,976
Mitsui Fudosan Co. Ltd.	102,080	2,188,608
Mitsui Mining & Smelting Co. Ltd.	13,507	347,742
Mitsui OSK Lines Ltd.(a)	47,975	1,230,063
Mizuho Financial Group, Inc.	400,601	6,733,335
MS&AD Insurance Group Holdings, Inc.	40,135	1,455,720
Murata Manufacturing Co. Ltd.	121,448	1,986,777
Nabtesco Corp.	11,665	204,115
NEC Corp.	32,339	1,538,529
NGK Insulators Ltd.	33,677	407,384
NH Foods Ltd.	14,035	419,813
Nichirei Corp.	15,229	328,623
Nidec Corp.	24,609	880,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Nikon Corp.	53,005	$495,593
Nintendo Co. Ltd.	67,652	2,778,983
Nippon Building Fund, Inc.	133	533,071
Nippon Electric Glass Co. Ltd.	18,327	363,890
Nippon Express Holdings, Inc.	8,945	455,918
Nippon Paint Holdings Co. Ltd.	41,635	276,843
Nippon Sanso Holdings Corp.	15,630	389,189
Nippon Steel Corp.(a)	161,969	3,456,594
Nippon Telegraph & Telephone Corp.	4,044,465	4,721,591
Nippon Yusen K.K.(a)	79,661	1,934,125
Nishi-Nippon Financial Holdings, Inc.	32,490	383,157
Nissan Chemical Corp.	7,276	292,827
Nissan Motor Co. Ltd.	502,947	1,884,329
Nisshin Seifun Group, Inc.	37,045	556,978
Nissin Foods Holdings Co. Ltd.	3,942	342,285
Niterra Co. Ltd.	27,914	617,464
Nitori Holdings Co. Ltd.	4,472	484,569
Nitto Denko Corp.	16,765	1,071,911
Nomura Holdings, Inc.	316,691	1,212,646
Nomura Real Estate Holdings, Inc.	20,455	473,405
Nomura Real Estate Master Fund, Inc.	399	439,718
Nomura Research Institute Ltd.	22,500	585,955
NSK Ltd.	65,919	350,520
NTT DATA Group Corp.	62,126	756,243
Obayashi Corp.	72,873	619,766
Odakyu Electric Railway Co. Ltd.	30,684	433,784
Olympus Corp.	45,557	601,330
Omron Corp.	13,310	469,930
Ono Pharmaceutical Co. Ltd.	26,644	457,687
Oriental Land Co. Ltd.	10,560	338,670
ORIX Corp.	120,340	2,157,371
ORIX JREIT, Inc.	214	245,589
Osaka Gas Co. Ltd.	32,524	610,342
Otsuka Corp.	9,963	396,231
Otsuka Holdings Co. Ltd.	31,429	1,048,014
Pan Pacific International Holdings Corp.	25,270	484,976
Panasonic Holdings Corp.	221,061	1,910,719
Persol Holdings Co. Ltd.	178,770	264,770
Rakuten Group, Inc.(a)	96,293	354,029
Recruit Holdings Co. Ltd.	61,655	1,764,014
Renesas Electronics Corp.(b)	66,587	859,790
Resona Holdings, Inc.	304,348	1,614,736
Resonac Holdings Corp.	45,431	726,710
Ricoh Co. Ltd.	53,191	425,858
Rohm Co. Ltd.	31,072	489,536
Ryohin Keikaku Co. Ltd.	30,893	432,761
Santen Pharmaceutical Co. Ltd.	44,204	381,635
SBI Holdings, Inc.	39,081	832,741
SECOM Co. Ltd.	18,128	1,250,867
Seibu Holdings, Inc.	26,998	261,967
Seiko Epson Corp.	45,770	627,564
Sekisui Chemical Co. Ltd.	29,999	406,867
Sekisui House Ltd.	73,251	1,421,537
Seven & i Holdings Co. Ltd.	58,628	2,126,472
SG Holdings Co. Ltd.	35,378	498,042
Sharp Corp.(b)	56,199	348,709
Shimadzu Corp.	14,127	330,683
Shimano, Inc.(a)	3,660	520,924
Shimizu Corp.	53,754	380,142
Shin-Etsu Chemical Co. Ltd.	117,004	3,451,906

	Shares	Value
Japan-(continued)
Shionogi & Co. Ltd.	18,760	$865,503
Shiseido Co. Ltd.	19,037	598,595
Shizuoka Financial Group, Inc.	54,646	460,600
SMC Corp.	2,377	1,077,965
SoftBank Corp.	241,380	2,717,507
SoftBank Group Corp.	146,732	5,933,420
Sojitz Corp.	32,088	658,096
Sompo Holdings, Inc.	31,650	1,359,877
Sony Group Corp.	95,685	7,850,283
Stanley Electric Co. Ltd.	13,396	211,362
Subaru Corp.	98,105	1,658,026
SUMCO Corp.	36,390	464,952
Sumitomo Chemical Co. Ltd.	228,598	576,608
Sumitomo Corp.	104,534	2,028,282
Sumitomo Electric Industries Ltd.	64,764	670,968
Sumitomo Forestry Co. Ltd.	26,802	625,430
Sumitomo Heavy Industries Ltd.	13,335	301,401
Sumitomo Metal Mining Co. Ltd.	29,602	824,075
Sumitomo Mitsui Financial Group, Inc.	212,294	10,120,920
Sumitomo Mitsui Trust Holdings, Inc.	44,800	1,659,533
Sumitomo Realty & Development Co. Ltd.	40,322	999,497
Suntory Beverage & Food Ltd.	14,010	414,255
Suzuki Motor Corp.	60,265	2,301,646
Sysmex Corp.	7,120	336,289
T&D Holdings, Inc.	83,157	1,467,444
Taisei Corp.	20,144	678,228
Taiyo Yuden Co. Ltd.	11,126	245,081
Takashimaya Co. Ltd.(a)	25,755	347,436
Takeda Pharmaceutical Co. Ltd.	186,405	5,000,915
TDK Corp.	42,786	1,570,237
Terumo Corp.	31,597	853,742
THK Co. Ltd.	13,854	244,248
TIS, Inc.	14,693	310,945
Tobu Railway Co. Ltd.	15,954	381,771
Tohoku Electric Power Co., Inc.	71,255	442,318
Tokio Marine Holdings, Inc.	175,048	3,864,013
Tokyo Electric Power Co. Holdings, Inc.(b)	672,483	2,828,563
Tokyo Electron Ltd.	23,645	3,084,334
Tokyo Gas Co. Ltd.	39,435	879,863
Tokyo Tatemono Co. Ltd.	30,095	395,252
Tokyu Corp.	42,650	478,755
Tokyu Fudosan Holdings Corp.	110,512	636,167
TOPPAN Holdings, Inc.	20,096	458,063
Toray Industries, Inc.	156,662	749,768
Toshiba Corp.(b)	10,111	307,045
Tosoh Corp.	34,517	418,799
TOTO Ltd.	14,124	337,887
Toyo Suisan Kaisha Ltd.	7,528	345,966
Toyota Industries Corp.	12,789	933,556
Toyota Motor Corp.	835,755	14,293,014
Toyota Tsusho Corp.	20,505	1,070,438
Trend Micro, Inc.	7,546	281,122
Tsuruha Holdings, Inc.(a)	5,215	380,506
Unicharm Corp.	13,612	460,280
West Japan Railway Co.	32,204	1,221,857
Yakult Honsha Co. Ltd.	10,262	241,024
Yamada Holdings Co. Ltd.	137,870	434,972
Yamaha Corp.	10,418	273,718
Yamaha Motor Co. Ltd.	47,947	1,151,463
Yamato Holdings Co. Ltd.	36,344	600,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Yaskawa Electric Corp.	11,378	$366,407
Yokogawa Electric Corp.	23,619	423,035

		316,987,812

Jordan-0.02%
Hikma Pharmaceuticals PLC	13,435	309,996

Luxembourg-0.22%
Aperam S.A.	8,379	231,600
ArcelorMittal S.A.	110,952	2,448,729
Eurofins Scientific SE(a)	5,534	279,779
SES S.A., FDR	40,853	237,715

		3,197,823

Macau-0.05%
Galaxy Entertainment Group Ltd.	79,164	443,645
Sands China Ltd.(b)	130,644	350,628

		794,273

Netherlands-4.91%
Aalberts N.V.	7,269	226,044
ABN AMRO Bank N.V., CVA(c)	80,718	1,082,271
Adyen N.V.(b)(c)	259	173,538
Aegon Ltd.(a)	456,384	2,211,313
Akzo Nobel N.V.	21,493	1,437,147
ASM International N.V.(a)	868	356,440
ASML Holding N.V.	5,372	3,209,890
ASR Nederland N.V.	26,635	990,993
Euronext N.V.(c)	4,147	288,426
EXOR N.V.	6,979	597,079
Heineken Holding N.V.	6,869	521,306
Heineken N.V.	14,607	1,308,352
IMCD N.V.(a)	1,809	217,025
ING Groep N.V.	569,067	7,234,890
Koninklijke Ahold Delhaize N.V.	144,337	4,271,799
Koninklijke KPN N.V.(a)	351,396	1,179,277
Koninklijke Philips N.V.(a)(b)	168,229	3,182,588
NN Group N.V.(a)	63,440	2,029,118
Randstad N.V.(a)	20,332	1,049,617
SBM Offshore N.V.(a)	20,683	256,878
Shell PLC	1,221,259	39,219,483
Universal Music Group N.V.	18,685	456,226
Wolters Kluwer N.V.	8,668	1,109,528

		72,609,228

New Zealand-0.04%
Auckland International Airport Ltd.	54,803	233,971
Spark New Zealand Ltd.	102,736	296,989

		530,960

Norway-0.65%
Aker BP ASA	18,572	533,801
DNB Bank ASA	81,490	1,468,347
Equinor ASA	108,071	3,622,294
Mowi ASA	47,372	768,777
Norsk Hydro ASA	149,333	851,216
Orkla ASA	86,097	592,954
Schibsted ASA, Class A	5,904	117,956
Schibsted ASA, Class B	7,637	141,506
Storebrand ASA	57,480	479,219
Telenor ASA	98,203	1,003,417

		9,579,487

	Shares	Value
Poland-0.25%
Bank Polska Kasa Opieki S.A.	24,306	$736,563
KGHM Polska Miedz S.A.	17,031	453,662
ORLEN S.A.(a)	59,175	933,825
Powszechna Kasa Oszczednosci Bank Polski S.A.(b)	95,676	988,092
Powszechny Zaklad Ubezpieczen S.A.	51,479	581,612

		3,693,754

Portugal-0.27%
Banco Comercial Portugues S.A., Class R(a)(b)	1,295,187	396,466
EDP - Energias de Portugal S.A.	374,443	1,571,272
Galp Energia SGPS S.A.	87,523	1,314,593
Jeronimo Martins SGPS S.A.	28,774	662,420

		3,944,751

Russia-0.00%
Evraz PLC(b)(d)	48,360	0
Raspadskaya OJSC(b)(d)	546	0

		0

Singapore-0.83%
CapitaLand Ascendas REIT	234,729	445,455
CapitaLand Integrated Commercial Trust	354,001	454,758
CapitaLand Investment Ltd.	146,412	314,187
DBS Group Holdings Ltd.	118,469	2,840,558
Genting Singapore Ltd.	407,339	255,693
Jardine Cycle & Carriage Ltd.	19,255	396,329
Keppel Corp. Ltd.	97,535	442,095
Keppel REIT	19,507	11,319
Oversea-Chinese Banking Corp. Ltd.	157,388	1,456,647
Singapore Airlines Ltd.(a)	126,076	562,260
Singapore Technologies Engineering Ltd.	132,114	362,577
Singapore Telecommunications Ltd.	919,650	1,597,582
STMicroelectronics N.V.	19,901	756,852
United Overseas Bank Ltd.	112,159	2,211,990
Venture Corp. Ltd.	24,700	210,934

		12,319,236

South Africa-0.24%
Anglo American PLC	139,695	3,553,840

South Korea-4.46%
CJ CheilJedang Corp.	1,578	330,077
CJ CheilJedang Corp., Preference Shares	241	22,127
Delivery Hero SE(b)(c)	7,792	197,420
Doosan Enerbility Co. Ltd.(b)	57,929	575,623
E-MART, Inc.	3,360	180,869
GS Engineering & Construction Corp.	28,546	278,157
Hana Financial Group, Inc.	45,364	1,316,700
Hanwha Galleria Corp.(b)	12,755	9,520
Hanwha Solutions Corp.(b)	12,558	266,400
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	4,808	321,471
HMM Co. Ltd.	32,434	349,904
Hyosung TNC Corp.	817	215,963
Hyundai Engineering & Construction Co. Ltd.	21,592	533,984
Hyundai Glovis Co. Ltd.	2,370	300,253
Hyundai Marine & Fire Insurance Co. Ltd.	13,051	304,399
Hyundai Mobis Co. Ltd.	6,130	946,359
Hyundai Motor Co.	18,218	2,289,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
South Korea-(continued)
Hyundai Motor Co., First Pfd.	2,885	$212,762
Hyundai Motor Co., Second Pfd.	4,492	332,938
Hyundai Steel Co.	13,191	319,874
Industrial Bank of Korea	38,595	319,208
JB Financial Group Co. Ltd.	38,424	287,351
Kakao Corp.(a)	7,559	211,566
KB Financial Group, Inc.	60,567	2,309,578
Kia Corp.	38,886	2,214,160
Korea Electric Power Corp.(b)	54,719	685,532
Korea Gas Corp.(b)	15,952	269,892
Korea Investment Holdings Co. Ltd.	6,805	253,446
Korea Zinc Co. Ltd.	958	332,681
Korean Air Lines Co. Ltd.	27,028	410,258
KT&G Corp.	12,322	778,251
Kumho Petrochemical Co. Ltd.	2,341	219,618
LG Chem Ltd.	3,624	1,180,674
LG Chem Ltd., Preference Shares	563	116,931
LG Corp.	5,778	330,281
LG Display Co. Ltd.(b)	44,823	404,570
LG Electronics, Inc.	17,281	1,275,714
LG Electronics, Inc., Preference Shares	2,868	95,667
LG H&H Co. Ltd.	789	184,317
LG H&H Co. Ltd., Preference Shares	174	18,243
LG Innotek Co. Ltd.	1,569	259,070
LOTTE Chemical Corp.	4,813	521,731
Meritz Financial Group, Inc.(b)	11,304	420,170
NAVER Corp.	6,505	902,623
NCSoft Corp.	821	141,337
POSCO Holdings, Inc.(a)	13,010	3,964,026
Posco International Corp.	16,871	625,847
Samsung C&T Corp.	7,909	624,849
Samsung Electro-Mechanics Co. Ltd.	5,387	495,801
Samsung Electronics Co. Ltd.	421,383	20,873,365
Samsung Electronics Co. Ltd., Preference Shares	75,861	3,010,736
Samsung Engineering Co. Ltd.(b)	15,512	272,785
Samsung Fire & Marine Insurance Co. Ltd.	2,552	488,462
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	188	25,739
Samsung Heavy Industries Co. Ltd.(b)	73,015	368,711
Samsung Life Insurance Co. Ltd.	7,818	418,527
Samsung SDI Co. Ltd.	1,633	514,488
Samsung SDI Co. Ltd., Preference Shares	43	6,941
Shinhan Financial Group Co. Ltd.	55,422	1,426,022
Shinsegae, Inc.	1,902	237,724
SK hynix, Inc.(a)	69,991	6,027,139
SK Innovation Co. Ltd.(b)	12,365	1,118,806
SK Square Co. Ltd.(b)	9,716	306,109
SK, Inc.	4,044	425,196
S-Oil Corp.	7,482	367,854
Woori Financial Group, Inc.	100,690	887,202

		65,933,135

Spain-3.03%
Acciona S.A.(a)	1,993	250,686
Acerinox S.A.	38,406	373,394
ACS Actividades de Construccion y Servicios S.A.	36,174	1,306,522
Aena SME S.A.(c)	3,677	531,491
Amadeus IT Group S.A.(a)	14,486	824,076

	Shares	Value
Spain-(continued)
Banco Bilbao Vizcaya Argentaria S.A.(a)	1,013,393	$7,950,125
Banco de Sabadell S.A.	1,187,747	1,470,131
Banco Santander S.A.(a)	2,551,790	9,348,644
Bankinter S.A.(a)	62,528	394,041
CaixaBank S.A.	366,576	1,485,951
Cellnex Telecom S.A.(a)(c)	17,545	514,069
Cia de Distribucion Integral Logista Holdings S.A.	10,612	260,007
Enagas S.A.(a)	33,542	559,994
Endesa S.A.(a)	53,387	1,002,480
Grifols S.A.(a)(b)	33,905	379,341
Grifols S.A., Class B, Preference Shares(b)	26,743	213,419
Iberdrola S.A.	628,420	6,974,522
Industria de Diseno Textil S.A.(a)	62,167	2,138,878
Inmobiliaria Colonial SOCIMI S.A.(a)	38,233	213,781
Mapfre S.A.(a)	189,983	393,993
Merlin Properties SOCIMI S.A.	48,554	403,388
Naturgy Energy Group S.A.(a)	17,024	480,450
Redeia Corp. S.A.	43,541	676,766
Repsol S.A.	249,662	3,648,318
Telefonica S.A.(a)	795,498	3,065,709

		44,860,176

Sweden-2.20%
Alfa Laval AB	15,776	509,174
Assa Abloy AB, Class B(a)	46,584	990,248
Atlas Copco AB, Class A(a)	101,564	1,310,837
Atlas Copco AB, Class B	61,616	689,638
Billerud AB	25,135	232,843
Boliden AB(b)	23,396	598,372
Castellum AB(a)	49,814	475,060
Dometic Group AB(a)(c)	42,154	259,203
Electrolux AB, Class B(a)(b)	56,448	472,899
Epiroc AB, Class A(a)	22,047	362,101
Epiroc AB, Class B	13,348	184,821
Essity AB, Class B	55,793	1,269,901
Fastighets AB Balder, Class B(a)(b)	61,870	261,321
Getinge AB, Class B	13,863	248,656
H & M Hennes & Mauritz AB, Class B(a)	97,298	1,300,192
Hexagon AB, Class B	69,556	564,658
Holmen AB, Class B(a)	7,849	295,550
Husqvarna AB, Class B(a)	42,634	275,128
Industrivarden AB, Class A	12,211	314,984
Industrivarden AB, Class C(a)	14,459	371,678
Investor AB, Class A(a)	35,370	641,701
Investor AB, Class B	124,521	2,278,071
Kinnevik AB, Class B(b)	29,689	252,390
Sandvik AB	66,815	1,133,851
Securitas AB, Class B(a)	77,315	617,681
Skandinaviska Enskilda Banken AB, Class A	166,969	1,857,594
Skandinaviska Enskilda Banken AB, Class C	2,320	26,621
Skanska AB, Class B	37,232	557,681
SKF AB, Class B	46,257	745,650
SSAB AB, Class A	32,855	196,554
SSAB AB, Class B(a)	91,727	531,349
Svenska Cellulosa AB S.C.A., Class B(a)	46,688	639,144
Svenska Handelsbanken AB, Class A	195,090	1,658,832
Svenska Handelsbanken AB, Class B(a)	4,608	47,430
Swedbank AB, Class A	126,391	2,067,366
Tele2 AB, Class B(a)	94,360	668,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
Sweden-(continued)
Telefonaktiebolaget LM Ericsson, Class A	4,369	$20,412
Telefonaktiebolaget LM Ericsson, Class B(a)	351,380	1,572,815
Telia Co. AB(a)	587,785	1,242,105
Trelleborg AB, Class B	16,633	419,225
Volvo AB, Class A	24,164	483,165
Volvo AB, Class B	175,630	3,472,468
Volvo Car AB, Class B(a)(b)	97,379	333,904

		32,451,660

Switzerland-4.73%
ABB Ltd.	91,166	3,049,385
Adecco Group AG(a)	25,257	950,277
Alcon, Inc.	17,188	1,224,247
Avolta AG(a)(b)	8,319	289,869
Baloise Holding AG(a)	3,984	569,987
Barry Callebaut AG(a)	223	336,932
Chocoladefabriken Lindt & Spruengli AG	3	326,356
Chocoladefabriken Lindt & Spruengli AG, PC	37	408,604
Cie Financiere Richemont S.A.	19,382	2,276,727
Clariant AG(b)	20,543	290,521
DKSH Holding AG	3,385	207,180
DSM-Firmenich AG	11,771	1,064,907
Galenica AG(c)	3,742	281,868
Geberit AG(a)	1,426	660,938
Georg Fischer AG	5,402	278,514
Givaudan S.A	366	1,214,571
Helvetia Holding AG	2,990	400,178
Julius Baer Group Ltd.	15,922	937,772
Kuehne + Nagel International AG, Class R	3,328	894,122
Logitech International S.A., Class R	6,789	530,856
Lonza Group AG	1,798	625,907
Nestle S.A.	142,266	15,329,492
Novartis AG	131,287	12,196,036
Partners Group Holding AG(a)	830	872,638
PSP Swiss Property AG	2,983	366,135
Sandoz Group AG(b)	26,255	682,304
Schindler Holding AG	1,127	218,576
Schindler Holding AG, PC	2,354	473,878
SGS S.A.	10,127	823,247
SIG Group AG(a)(b)	15,268	335,374
Sika AG	3,450	822,268
Sonova Holding AG	1,910	450,190
Swatch Group AG (The)	3,354	161,794
Swatch Group AG (The), BR	2,191	559,035
Swiss Life Holding AG	4,215	2,694,673
Swiss Prime Site AG(a)	5,664	525,292
Swisscom AG(a)	2,337	1,396,987
UBS Group AG(b)	349,360	8,146,167
Zurich Insurance Group AG(a)	15,043	7,117,758

		69,991,562

United Kingdom-10.89%
3i Group PLC	70,584	1,656,903
abrdn PLC(a)	441,266	838,790
Admiral Group PLC(a)	28,069	832,094
Ashtead Group PLC	18,059	1,030,821
Associated British Foods PLC	37,690	926,590
AstraZeneca PLC	53,303	6,629,759
Aviva PLC	306,585	1,479,175
B&M European Value Retail S.A.	106,866	685,730

	Shares	Value
United Kingdom-(continued)
BAE Systems PLC	274,107	$3,672,074
Balfour Beatty PLC	85,288	320,000
Barclays PLC	2,672,940	4,268,421
Barratt Developments PLC	199,681	1,002,892
Beazley PLC	33,569	209,578
Bellway PLC	15,182	384,664
Berkeley Group Holdings PLC (The)	11,476	562,036
BP PLC	3,087,872	18,832,326
British American Tobacco PLC	291,807	8,689,453
British Land Co. PLC (The)	115,846	418,206
BT Group PLC(a)	889,348	1,216,776
Bunzl PLC	24,573	874,268
Burberry Group PLC	19,518	400,736
Centrica PLC	1,185,431	2,262,701
CNH Industrial N.V.	83,974	928,879
Compass Group PLC	120,492	3,030,957
Croda International PLC	5,558	295,268
DCC PLC	14,585	807,922
Derwent London PLC	11,873	262,645
Diageo PLC	95,093	3,585,188
Direct Line Insurance Group PLC(b)	308,283	565,993
Dowlais Group PLC	172,139	208,882
Drax Group PLC	47,831	245,279
DS Smith PLC	203,828	705,400
easyJet PLC(b)	46,726	207,521
Entain PLC	33,003	372,602
Grafton Group PLC	25,598	239,518
Haleon PLC	582,399	2,328,618
Halma PLC	11,012	246,539
Harbour Energy PLC	82,936	255,421
Hiscox Ltd.	22,964	261,380
Howden Joinery Group PLC	35,677	276,032
HSBC Holdings PLC	2,277,356	16,367,971
IG Group Holdings PLC	42,898	332,108
IMI PLC	16,925	300,877
Imperial Brands PLC	123,753	2,629,445
Inchcape PLC	24,869	200,981
Informa PLC	86,653	748,241
InterContinental Hotels Group PLC	7,282	513,392
Intermediate Capital Group PLC	22,684	359,076
International Consolidated Airlines Group S.A.(a)(b)	172,030	300,913
International Distributions Services PLC(b)	138,441	424,346
Intertek Group PLC	10,006	464,181
Investec PLC	70,544	390,429
ITV PLC(a)	473,871	367,207
J Sainsbury PLC	355,834	1,110,988
JD Sports Fashion PLC	127,464	197,206
Johnson Matthey PLC(a)	28,776	521,679
Just Eat Takeaway.com N.V.(a)(b)(c)	32,493	393,458
Kingfisher PLC	374,955	954,568
Land Securities Group PLC	88,791	613,061
Legal & General Group PLC(a)	633,702	1,625,595
Lloyds Banking Group PLC	8,620,259	4,177,828
London Stock Exchange Group PLC	15,732	1,580,653
M&G PLC(a)	294,980	709,444
Man Group PLC	112,278	299,055
Marks & Spencer Group PLC(b)	353,771	930,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

	Shares	Value
United Kingdom-(continued)
Melrose Industries PLC, (Acquired 03/19/2021 - 10/23/2023; Cost $794,937)(e)	172,139	$975,480
National Grid PLC	384,471	4,565,528
NatWest Group PLC	830,055	1,794,886
Next PLC	8,192	684,310
OSB Group PLC	44,183	160,734
Pearson PLC	72,235	834,112
Pennon Group PLC	37,537	330,916
Persimmon PLC	66,313	817,550
Phoenix Group Holdings PLC	89,583	493,301
Reckitt Benckiser Group PLC	43,822	2,925,735
RELX PLC	79,379	2,762,530
Rentokil Initial PLC	71,241	360,313
Rolls-Royce Holdings PLC(b)	616,361	1,611,028
RS GROUP PLC	24,552	201,756
Sage Group PLC (The)(a)	54,178	638,095
Schroders PLC	77,491	347,258
Segro PLC	95,370	824,901
Severn Trent PLC(a)	20,187	650,612
Smith & Nephew PLC	67,912	758,812
Smiths Group PLC	27,868	545,628
Spectris PLC	7,622	286,717
Spirax-Sarco Engineering PLC	2,039	202,689
SSE PLC	136,657	2,707,948
St. James’s Place PLC	62,004	481,227
Standard Chartered PLC	288,502	2,205,523
Subsea 7 S.A	29,321	384,238
Tate & Lyle PLC	46,450	355,380
Taylor Wimpey PLC	677,277	910,601
Tesco PLC	1,029,211	3,368,275
Travis Perkins PLC	37,815	339,378
Tritax Big Box REIT PLC	168,828	280,255
Unilever PLC	189,870	8,960,175
United Utilities Group PLC	66,611	859,214
Virgin Money UK PLC	189,062	341,717
Vistry Group PLC	32,974	282,887
Vodafone Group PLC	6,605,126	6,067,352
Weir Group PLC (The)	15,307	317,063
Whitbread PLC	14,273	576,396
WPP PLC	145,991	1,251,762

		160,993,708

	Shares	Value
United States-3.83%
Amcor PLC, CDI(a)	135,360	$1,186,133
Bausch Health Cos., Inc.(b)	81,789	556,159
CRH PLC	70,251	3,768,732
Experian PLC	30,675	927,215
Ferguson PLC	13,537	2,025,386
Ferrovial SE(a)	25,337	761,658
GSK PLC	434,534	7,684,661
Holcim AG(b)	62,960	3,879,783
QIAGEN N.V.(b)	7,600	282,126
Roche Holding AG	42,712	10,975,442
Roche Holding AG, BR(a)	1,817	493,558
Sanofi	107,038	9,696,030
Signify N.V.	20,567	531,744
Stellantis N.V.	458,958	8,538,090
Swiss Re AG	36,941	4,023,506
Tenaris S.A.	28,154	441,620
Waste Connections, Inc.	6,788	877,978

		56,649,821

Zambia-0.03%
First Quantum Minerals Ltd.	38,853	449,752

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.78% (Cost $1,456,305,195)		1,475,285,209

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.11%
Invesco Private Government Fund, 5.32%(f)(g)(h)	33,489,437	33,489,437
Invesco Private Prime Fund, 5.53%(f)(g)(h)	86,328,790	86,337,423

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $119,824,604)		119,826,860

TOTAL INVESTMENTS IN SECURITIES-107.89% (Cost $1,576,129,799)		1,595,112,069
OTHER ASSETS LESS LIABILITIES-(7.89)%		(116,635,544)

NET ASSETS-100.00%		$1,478,476,525

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $10,062,571, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Restricted security. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$52,307,606	$(52,307,606)	$-	$-	$-	$18,413

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	23,289,157	264,752,769	(254,552,489)	-	-	33,489,437	1,644,105	*

Invesco Private Prime Fund	59,722,272	494,594,762	(467,971,774)	3,274	(11,111)	86,337,423	4,383,874	*

Total	$83,011,429	$811,655,137	$(774,831,869)	$3,274	$(11,111)	$119,826,860	$6,046,392

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Australia-6.34%
29Metals Ltd.(a)	110,925	$43,544
Abacus Group	114,135	69,374
Abacus Storage King/Abacus SK Pty. Ltd.(a)	113,453	71,474
Adbri Ltd.(a)(b)	176,299	219,899
ALS Ltd.	72,777	494,425
Altium Ltd.	5,825	145,606
Alumina Ltd.(a)	227,684	112,443
Ansell Ltd.	34,932	469,327
ARB Corp. Ltd.(b)	8,480	156,617
Atlas Arteria Ltd.	89,292	300,202
AUB Group Ltd.	7,628	130,063
Bapcor Ltd.	86,950	293,980
Beach Energy Ltd.	645,169	631,115
Bega Cheese Ltd.(b)	87,494	154,003
Boral Ltd.(a)(b)	143,109	407,743
Breville Group Ltd.(b)	17,287	232,040
Brickworks Ltd.	11,705	181,644
BWP Trust	94,408	194,267
CAR Group Ltd.	26,815	469,100
Centuria Capital Group(b)	143,099	103,741
Centuria Industrial REIT(b)	108,519	195,133
Challenger Ltd.	121,086	448,494
Champion Iron Ltd.(b)	82,124	370,217
Charter Hall Group	62,040	340,563
Charter Hall Long Wale REIT	111,638	213,465
Charter Hall Retail REIT	125,612	242,570
Charter Hall Social Infrastructure REIT	74,256	111,896
Cleanaway Waste Management Ltd.	395,106	560,362
Cochlear Ltd.	4,691	715,321
Collins Foods Ltd.	33,150	190,789
Coronado Global Resources, Inc., CDI(c)	285,690	312,026
Corporate Travel Management Ltd.	11,380	119,175
Costa Group Holdings Ltd.	127,028	249,326
Credit Corp. Group Ltd.(b)	11,703	89,436
Cromwell Property Group(b)	309,603	62,728
CSR Ltd.	194,305	690,166
Domino’s Pizza Enterprises Ltd.(b)	7,165	230,455
Downer EDI Ltd.	292,412	697,981
Eagers Automotive Ltd.(b)	32,846	267,650
EBOS Group Ltd.(b)	26,882	547,101
Elders Ltd.(b)	51,569	193,620
EVT Ltd.	15,875	104,433
Flight Centre Travel Group Ltd.(b)	26,809	316,228
G8 Education Ltd.(b)	189,109	113,748
GrainCorp Ltd., Class A	93,663	411,561
Growthpoint Properties Australia Ltd.	66,108	82,457
GUD Holdings Ltd.	29,436	198,302
Harvey Norman Holdings Ltd.(b)	286,882	666,617
Healius Ltd.(a)	221,517	253,859
Helia Group Ltd.	107,903	247,314
IGO Ltd.	51,766	311,697
Iluka Resources Ltd.	55,767	255,636
Ingenia Communities Group	54,756	135,208
Inghams Group Ltd.	110,590	257,674
Insignia Financial Ltd.(b)	185,402	241,818
InvoCare Ltd.	24,066	192,905
IPH Ltd.	25,258	109,066

	Shares	Value
Australia-(continued)
IRESS Ltd.	44,793	$141,520
Link Administration Holdings Ltd.	167,614	126,289
Lottery Corp. Ltd. (The)	207,292	594,549
Lynas Rare Earths Ltd.(a)	39,738	177,379
Magellan Financial Group Ltd.(b)	69,149	284,143
McMillan Shakespeare Ltd.	19,350	205,334
Monadelphous Group Ltd.	28,311	251,848
Myer Holdings Ltd.(b)	224,543	71,085
National Storage REIT	214,837	272,048
NEXTDC Ltd.(a)	40,993	304,968
nib holdings Ltd.	114,045	522,783
Nine Entertainment Co. Holdings Ltd.(b)	380,790	444,825
NRW Holdings Ltd.	125,834	199,180
Nufarm Ltd.	119,746	328,289
OceanaGold Corp.	240,506	401,926
Orora Ltd.	222,098	345,929
Perenti Ltd.(a)	203,788	137,415
Perpetual Ltd.(b)	23,435	284,145
Perseus Mining Ltd.	194,787	210,277
Platinum Asset Management Ltd.	103,415	73,662
Premier Investments Ltd.	14,560	209,356
Qube Holdings Ltd.	364,298	613,543
Ramelius Resources Ltd.	294,389	308,480
REA Group Ltd.(b)	2,798	254,590
Reece Ltd.	29,604	327,266
Region RE Ltd.	275,130	342,300
Regis Resources Ltd.(a)	344,189	377,007
Sandfire Resources Ltd.(a)	80,416	303,965
SEEK Ltd.	42,056	548,798
Seven Group Holdings Ltd.	28,830	506,358
Silver Lake Resources Ltd.(a)(b)	287,215	190,943
SmartGroup Corp. Ltd.	38,126	207,117
St Barbara Ltd.(a)	764,834	84,745
Steadfast Group Ltd.	92,884	317,571
Super Retail Group Ltd.(b)	57,074	476,278
Tabcorp Holdings Ltd.	435,204	213,551
TPG Telecom Ltd.(b)	129,809	425,737
United Malt Grp Ltd.(a)	82,186	260,180
Ventia Services Group Pty. Ltd.	80,086	139,443
Viva Energy Group Ltd.(c)	299,812	537,208
Washington H Soul Pattinson & Co. Ltd.	34,550	731,074
Waypoint REIT Ltd.	186,322	250,096
Webjet Ltd.(a)(b)	37,252	143,639
West African Resources Ltd.(a)	228,427	107,025
Westgold Resources Ltd.(a)	233,962	309,598
Whitehaven Coal Ltd.	160,329	751,191
Yancoal Australia Ltd.(b)	60,743	185,759

		30,128,016

Austria-0.70%
AT&S Austria Technologie & Systemtechnik AG	9,095	227,646
CA Immobilien Anlagen AG	12,099	407,958
Eurotelesites AG(a)	5,072	17,048
EVN AG(b)	13,821	374,716
Immofinanz AG(a)	14,634	293,895
Kontron AG	11,151	223,945
Lenzing AG(a)	7,029	273,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Austria-(continued)
Mayr Melnhof Karton AG	1,049	$123,076
Oesterreichische Post AG(b)	6,834	217,790
Schoeller-Bleckmann Oilfield Equipment AG	1,869	94,233
Telekom Austria AG(a)	20,288	141,533
UNIQA Insurance Group AG	31,757	255,782
Verbund AG	6,049	524,291
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,670	178,722

		3,353,675

Belgium-1.02%
Ackermans & van Haaren N.V.	3,636	539,208
Aedifica S.A.(b)	7,407	402,812
Barco N.V.	10,171	155,778
Bekaert S.A.	10,042	405,470
bpost S.A.	37,917	205,201
Deme Group N.V.	1,153	106,638
D’Ieteren Group	2,621	388,133
Euronav N.V.	27,009	482,185
Fagron	10,707	187,641
Galapagos N.V.(a)(b)	10,441	344,659
KBC Ancora	6,054	228,447
Lotus Bakeries N.V.(b)	26	192,374
Melexis N.V.	2,439	178,786
Montea N.V.	2,040	143,824
Recticel S.A.(b)	10,999	98,704
Shurgard Self Storage Ltd.(b)	3,399	126,860
Warehouses De Pauw C.V.A.(b)	20,742	511,275
Xior Student Housing N.V.(c)	5,281	151,552

		4,849,547

Brazil-0.03%
ERO Copper Corp.(a)	11,313	153,366

Cambodia-0.02%
NagaCorp Ltd.(a)	173,014	74,295

Canada-8.42%
ADENTRA, Inc.	7,027	128,569
Advantage Energy Ltd.(a)	50,900	369,215
Aecon Group, Inc.(b)	60,009	440,909
Africa Oil Corp.	74,175	136,782
Ag Growth International, Inc.	5,185	181,778
Alamos Gold, Inc., Class A(b)	58,404	722,346
Algoma Steel Group, Inc.	99,069	692,216
Altus Group Ltd.	4,126	139,985
Aritzia, Inc.(a)	6,864	106,650
Artis REIT(b)	41,314	183,320
Athabasca Oil Corp.(a)	93,437	277,299
ATS Corp.(a)	7,654	257,477
Aurora Cannabis, Inc.(a)(b)	277,841	122,084
AutoCanada, Inc.(a)	8,721	150,580
Badger Infrastructure Solutions Ltd.	6,916	182,982
Ballard Power Systems, Inc.(a)	31,405	104,740
Baytex Energy Corp.	163,244	705,539
Birchcliff Energy Ltd.	68,026	375,350
BlackBerry Ltd.(a)	80,166	288,153
Boardwalk REIT, Class E	9,964	464,807
Boralex, Inc., Class A	11,375	211,481
Boyd Group Services, Inc.	2,338	398,180
Brookfield Business Corp., Class A	8,464	119,621
Brookfield Infrastructure Corp., Class A	12,674	326,014

	Shares	Value
Canada-(continued)
Brookfield Reinsurance Ltd., Class A(a)	7,678	$224,989
BRP, Inc.	4,532	305,985
Canaccord Genuity Group, Inc.	38,897	200,894
Canfor Corp.(a)	34,575	353,159
Canopy Growth Corp.(a)(b)	124,732	70,082
Cardinal Energy Ltd.(b)	26,983	144,220
Cascades, Inc.	29,629	239,892
Centerra Gold, Inc.	111,782	567,667
CES Energy Solutions Corp.	89,631	234,367
Chartwell Retirement Residences	76,241	557,975
Chemtrade Logistics Income Fund	60,417	354,690
Choice Properties REIT	47,769	414,290
Chorus Aviation, Inc.(a)(b)	77,730	116,462
Cineplex, Inc.(a)	45,927	275,909
Cogeco Communications, Inc.(b)	4,582	180,276
Cogeco, Inc.	3,862	131,140
Colliers International Group, Inc.	3,267	295,836
Converge Technology Solutions Corp.	52,591	104,557
Crew Energy, Inc.(a)	57,826	257,838
Crombie REIT(b)	24,379	213,892
CT REIT	15,882	144,720
Definity Financial Corp.	14,668	405,094
dentalcorp Holdings Ltd.(a)	23,658	93,729
Descartes Systems Group, Inc. (The)(a)	3,901	281,648
Doman Building Materials Group Ltd.	34,548	167,732
Dream Industrial REIT(b)	44,092	371,920
Dream Office REIT(b)	15,437	84,510
Dundee Precious Metals, Inc.	45,476	297,768
Enerflex Ltd.	58,599	233,003
Enerplus Corp.	27,440	463,510
Enghouse Systems Ltd.	5,764	135,189
Ensign Energy Services, Inc.(a)	60,140	110,035
EQB, Inc.	5,348	265,117
Equinox Gold Corp.(a)	137,632	601,784
Exchange Income Corp.	5,765	177,113
Fiera Capital Corp.	29,796	100,018
First Majestic Silver Corp.	27,975	143,880
FirstService Corp.	3,314	468,436
Fortuna Silver Mines, Inc.(a)	108,452	303,892
Freehold Royalties Ltd.(b)	13,652	140,429
GFL Environmental, Inc.(b)	17,907	515,314
goeasy Ltd.	2,017	159,820
Granite REIT	12,500	568,612
H&R REIT	85,540	525,594
Hudbay Minerals, Inc.	132,363	576,839
IAMGOLD Corp.(a)	311,995	797,826
Innergex Renewable Energy, Inc.	32,253	198,408
Interfor Corp.(a)	43,910	541,185
International Petroleum Corp.(a)	28,400	296,428
InterRent REIT	29,616	250,880
Ivanhoe Mines Ltd., Class A(a)(b)	20,199	148,701
Kelt Exploration Ltd.(a)	54,335	308,417
Killam Apartment REIT(b)	30,880	348,561
Laurentian Bank of Canada	22,771	416,628
Lightspeed Commerce, Inc.(a)	31,836	396,961
Lundin Gold, Inc.	13,681	164,773
Maple Leaf Foods, Inc.	25,590	508,943
Martinrea International, Inc.	35,666	293,652
Mullen Group Ltd.	33,513	317,688
New Gold, Inc.(a)	250,253	304,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Canada-(continued)
NFI Group, Inc.	35,151	$328,152
North West Co., Inc. (The)	13,365	340,419
NorthWest Healthcare Properties REIT(b)	70,313	203,101
Nuvei Corp.(c)	6,227	86,615
NuVista Energy Ltd.(a)	47,349	458,739
Obsidian Energy Ltd.(a)	38,292	325,203
Osisko Gold Royalties Ltd.	19,466	237,672
Pan American Silver Corp.	48,390	706,199
Paramount Resources Ltd., Class A	9,856	236,629
Pason Systems, Inc.	16,437	157,355
Peyto Exploration & Development Corp.(b)	63,401	666,778
PrairieSky Royalty Ltd.	29,400	515,678
Precision Drilling Corp.(a)	8,322	481,846
Premium Brands Holdings Corp.	8,768	563,880
Primaris REIT	21,551	192,962
Quebecor, Inc., Class B	14,642	301,752
RB Global, Inc.	11,132	727,700
Richelieu Hardware Ltd.	7,338	219,255
Russel Metals, Inc.	27,959	695,828
Secure Energy Services, Inc.	55,862	309,841
ShawCor Ltd.(a)	23,959	250,592
Sienna Senior Living, Inc.	28,350	204,827
Silvercorp Metals, Inc.	45,723	101,442
Slate Grocery REIT, Class U	13,065	92,700
Sleep Country Canada Holdings, Inc.(c)	11,560	182,112
SmartCentres REIT	37,957	587,571
Spartan Delta Corp.	15,308	49,180
Stantec, Inc.	15,636	955,674
Stelco Holdings, Inc.	14,601	411,026
Stella-Jones, Inc.	15,780	825,686
Superior Plus Corp.	80,503	540,456
Tamarack Valley Energy Ltd.(b)	77,217	233,055
Taseko Mines Ltd.(a)	90,083	96,037
Topaz Energy Corp.	11,957	182,596
Torex Gold Resources, Inc.(a)	42,652	410,774
TransAlta Corp.(b)	81,823	598,238
Transcontinental, Inc., Class A	23,121	170,045
Trican Well Service Ltd.	60,697	205,056
Tricon Residential, Inc.	65,012	430,369
Westshore Terminals Investment Corp.	9,962	167,845
Whitecap Resources, Inc.	62,917	485,389
Winpak Ltd.	5,492	149,381

		40,045,257

China-0.96%
BOC Aviation Ltd.(c)	61,472	377,885
Budweiser Brewing Co. APAC Ltd.(c)	180,051	342,402
CapitaLand China Trust	328,031	189,150
China Travel International Investment Hong Kong Ltd.	671,367	119,265
Chow Tai Fook Jewellery Group Ltd.	344,507	486,077
ESR Group Ltd.(b)(c)	196,899	252,647
Huabao International Holdings Ltd.(b)	287,586	96,663
MMG Ltd.(a)	2,031,269	599,677
Nexteer Automotive Group Ltd.	488,507	235,369
Powerlong Real Estate Holdings Ltd.(a)(b)	1,599,996	159,497
Shangri-La Asia Ltd.(a)	149,205	95,153
SITC International Holdings Co. Ltd.	397,002	610,882

	Shares	Value
China-(continued)
Want Want China Holdings Ltd.	611,544	$379,841
Wharf (Holdings) Ltd. (The)	238,420	604,536

		4,549,044

Colombia-0.18%
Aris Mining Corp.(a)(b)	51,781	128,683
Parex Resources, Inc.	37,076	709,872

		838,555

Denmark-1.45%
Alm Brand A/S(b)	208,029	300,494
Ambu A/S, Class B(a)(b)	9,164	90,169
Bavarian Nordic A/S(a)(b)	6,357	120,859
D/S Norden A/S	6,222	352,983
Demant A/S(a)	13,169	501,110
Dfds A/S	9,506	274,087
FLSmidth & Co. A/S(b)	17,579	657,717
GN Store Nord A/S(a)(b)	26,225	435,638
H Lundbeck A/S, Class A	20,476	92,559
H. Lundbeck A/S	80,046	417,384
NKT A/S(a)(b)	8,799	441,112
Per Aarsleff Holding A/S	4,134	180,608
Ringkjoebing Landbobank A/S	2,514	341,960
ROCKWOOL A/S, Class B(b)	1,484	329,528
Royal Unibrew A/S(b)	8,719	629,475
Scandinavian Tobacco Group A/S(c)	13,796	204,556
Schouw & Co. A/S	1,881	115,875
Spar Nord Bank A/S	12,737	192,642
Sydbank A/S	14,658	635,197
Topdanmark A/S(b)	13,398	599,569

		6,913,522

Egypt-0.13%
Centamin PLC	628,793	629,101

Faroe Islands-0.07%
Bakkafrost P/F	7,592	342,166

Finland-0.84%
Cargotec OYJ, Class B	15,857	623,839
Caverion OYJ(b)	24,742	223,079
Citycon OYJ(a)(b)	29,171	153,984
Kemira OYJ	13,039	210,592
Kojamo OYJ(b)	57,897	493,249
Metsa Board OYJ(b)	49,361	372,527
Metso OYJ	72,952	640,478
TietoEVRY OYJ(b)	26,447	552,940
Tokmanni Group Corp.(b)	19,304	260,155
Uponor OYJ	12,483	376,836
YIT OYJ(b)	51,831	92,149

		3,999,828

France-3.26%
Adevinta ASA, Class B(a)	62,384	547,522
Aeroports de Paris S.A.(b)	5,547	620,324
ALD S.A.(b)(c)	46,341	310,304
Alten S.A.	3,941	463,635
Beneteau S.A.	8,359	100,548
bioMerieux	5,106	488,432
Carmila S.A.(a)(b)	9,792	136,829
Casino Guichard Perrachon S.A., (Acquired 03/18/2022 - 11/17/2022; Cost $686,740)(a)(b)(d)	40,188	38,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
France-(continued)
CGG S.A.(a)(b)	890,084	$626,585
Cie Plastic Omnium SE	22,105	247,669
Coface S.A.	32,441	390,222
Dassault Aviation S.A.	4,010	794,732
Derichebourg S.A.	59,236	255,584
Elior Group S.A.(a)(b)(c)	173,688	328,256
Eramet S.A.(b)	3,261	224,909
Esso S.A. Francaise	2,468	150,912
Euroapi S.A.(a)	11,300	59,064
Eutelsat Communications S.A.(b)	101,276	431,406
Fnac Darty S.A.(b)	5,278	123,739
Gaztransport Et Technigaz S.A.	3,667	467,836
Getlink SE	39,261	632,236
ICADE	12,660	412,154
Imerys S.A.(b)	15,571	411,793
Ipsen S.A.	5,249	618,624
Ipsos S.A.	10,655	516,491
JCDecaux SE(a)	22,428	349,906
La Francaise des Jeux SAEM(c)	13,341	428,966
Mercialys S.A.(b)	44,737	380,188
Metropole Television S.A.	33,995	425,084
Neoen S.A.(c)	4,654	122,392
Nexity S.A.(b)	22,974	320,057
Remy Cointreau S.A.(b)	2,141	242,484
Sartorius Stedim Biotech	734	136,974
Societe BIC S.A.	10,123	633,976
SOITEC(a)	1,950	289,592
Solutions 30 SE(a)(b)	60,850	103,810
Sopra Steria Group SACA	4,446	795,612
Television Francaise 1(b)	32,660	229,914
Trigano S.A.	2,212	289,455
Vallourec S.A.(a)	49,343	590,662
Verallia S.A.(c)	18,187	590,935
Virbac S.A.	556	159,265

		15,487,309

Georgia-0.13%
Bank of Georgia Group PLC	8,437	340,922
TBC Bank Group PLC	8,062	262,669

		603,591

Germany-3.86%
1&1 AG	15,636	268,072
AIXTRON SE	6,421	179,584
Auto1 Group SE(a)(b)(c)	36,820	215,610
Bechtle AG	17,131	761,962
Bilfinger SE	9,887	361,798
Branicks Group AG(b)	16,898	69,659
CANCOM SE	10,772	267,799
Carl Zeiss Meditec AG, BR	2,240	193,534
CECONOMY AG(a)	87,395	165,354
CompuGroup Medical SE & Co. KGaA	3,482	127,124
CTS Eventim AG& Co. KGaA	4,114	248,082
Deutsche Pfandbriefbank AG(b)(c)	77,331	514,955
Deutsche Wohnen SE	16,997	364,706
Deutz AG	54,847	221,342
Duerr AG	17,821	364,869
DWS Group GmbH & Co. KGaA(c)	14,385	420,569
Encavis AG(a)	12,180	158,418
Evotec SE(a)	18,095	311,187
Fielmann Group AG	7,015	301,191

	Shares	Value
Germany-(continued)
flatexDEGIRO AG(a)	15,663	$158,141
Fraport AG Frankfurt Airport Services Worldwide(a)	11,696	577,708
Gerresheimer AG	7,899	733,899
Grand City Properties S.A.(a)(b)	35,105	312,989
GRENKE AG	8,855	189,067
Heidelberger Druckmaschinen AG(a)(b)	98,657	117,837
Hella GmbH & Co. KGaA	2,102	159,748
HelloFresh SE(a)	30,819	669,756
Hensoldt AG	7,149	210,826
HOCHTIEF AG	9,893	1,020,594
Hornbach Holding AG& Co. KGaA	2,162	128,659
Jenoptik AG	8,903	210,418
Kloeckner & Co. SE	43,052	266,665
Krones AG	3,563	345,727
METRO AG(a)	29,644	188,002
Nemetschek SE	2,950	219,518
Nordex SE(a)(b)	33,782	354,433
Norma Group SE	7,578	133,125
PATRIZIA SE	12,528	101,037
Rational AG	398	226,119
SAF-Holland SE	14,549	193,767
Sartorius AG	77	15,773
Sartorius AG, Preference Shares(b)	761	189,994
Scout24 SE(c)	11,727	719,184
Siltronic AG	8,213	702,305
Sirius Real Estate Ltd.	325,748	315,433
Sixt SE	3,243	278,684
Sixt SE, Preference Shares	4,309	247,316
Softwareone Holding AG(a)	17,058	334,019
Stabilus SE	5,705	361,208
Stroeer SE & Co. KGaA	7,080	323,589
Suedzucker AG	36,247	547,877
Synlab AG	25,380	265,986
TeamViewer SE(a)(c)	11,210	171,751
Traton SE	25,720	505,389
Vitesco Technologies Group AG(a)	8,792	855,899
Wacker Chemie AG(b)	4,179	510,187

		18,378,444

Ghana-0.06%
Tullow Oil PLC(a)(b)	712,047	286,686

Hong Kong-1.44%
ASMPT Ltd.	83,543	704,680
Cathay Pacific Airways Ltd.(a)	427,803	429,739
CK Infrastructure Holdings Ltd.	129,360	599,302
Cowell e Holdings, Inc.(a)(b)	133,460	319,979
DFI Retail Group Holdings Ltd.	50,751	108,100
Fortune REIT	182,657	102,246
HKBN Ltd.	338,081	117,092
Hysan Development Co. Ltd.	134,787	248,055
Kerry Properties Ltd.	141,723	238,360
Luk Fook Holdings International Ltd.	94,698	234,548
Man Wah Holdings Ltd.	312,822	194,299
Melco International Development Ltd.(a)(b)	382,921	266,713
NWS Holdings Ltd.	177,788	210,403
Pacific Basin Shipping Ltd.	2,415,139	697,571
PCCW Ltd.	663,053	324,552
Renze Harvest International Ltd.(a)(b)	2,838,593	54,417
Sino Land Co. Ltd.	372,641	371,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Hong Kong-(continued)
Swire Properties Ltd.	306,274	$592,617
United Energy Group Ltd.	2,429,179	388,068
United Laboratories International Holdings Ltd. (The)	218,020	222,629
Vitasoy International Holdings Ltd.(b)	101,872	125,508
VTech Holdings Ltd.	28,948	168,517
Yue Yuen Industrial Holdings Ltd.	90,370	105,793

		6,825,134

Indonesia-0.04%
First Resources Ltd.	162,610	179,221

Iraq-0.03%
Gulf Keystone Petroleum Ltd.(b)	90,215	132,460

Ireland-0.35%
C&C Group PLC(b)	103,296	174,480
Dalata Hotel Group PLC	48,603	206,007
Glanbia PLC	56,886	894,712
Greencore Group PLC(a)(b)	250,116	272,698
Irish Residential Properties REIT PLC	127,404	122,546

		1,670,443

Israel-1.54%
Airport City Ltd.(a)	11,328	148,714
Alony Hetz Properties & Investments Ltd.	36,930	179,559
Amot Investments Ltd.	36,726	153,602
Ashdod Refinery Ltd.(a)	1,483	29,095
Azrieli Group Ltd.(b)	7,770	333,613
Big Shopping Centers Ltd.(a)	2,697	188,664
Clal Insurance Enterprises Holdings Ltd.(a)	12,341	153,990
Delek Group Ltd.(b)	3,857	420,446
Elbit Systems Ltd.	4,143	768,373
Electra Ltd.(b)	383	121,142
Fattal Holdings 1998 Ltd.(a)	1,545	127,670
First International Bank of Israel Ltd. (The)	16,147	548,804
Fox Wizel Ltd.	1,915	108,636
G City Ltd.(b)	55,942	135,031
Harel Insurance Investments & Financial Services Ltd.(b)	30,244	193,924
Isracard Ltd.	41,698	129,870
Israel Corp. Ltd.(b)	1,295	278,875
Melisron Ltd.(b)	3,924	212,323
Mivne Real Estate KD Ltd.(b)	104,801	225,920
Nice Ltd.(a)	3,483	537,747
Nova Ltd.(a)	1,917	182,386
Oil Refineries Ltd.	797,666	218,466
Paz Oil Co. Ltd.(a)	1,483	105,317
Phoenix Holdings Ltd. (The)(b)	37,000	313,977
Plus500 Ltd.	33,308	570,293
Shikun & Binui Ltd.(a)	71,936	162,523
Shufersal Ltd.(a)	39,063	164,438
Strauss Group Ltd.(a)(b)	9,848	182,230
Tower Semiconductor Ltd.(a)	18,672	431,959

		7,327,587

Italy-2.65%
ACEA S.p.A.(b)	15,404	185,127
Amplifon S.p.A.(b)	12,559	353,642
Anima Holding S.p.A.(c)	95,627	389,756
Banca Generali S.p.A.(b)	17,020	550,858
Banca IFIS S.p.A.	15,072	256,969

	Shares	Value
Italy-(continued)
Banca Mediolanum S.p.A.	79,170	$644,859
Banca Monte dei Paschi di Siena S.p.A.(a)(b)	271,472	731,999
Banca Popolare di Sondrio S.p.A.(b)	86,080	468,581
BFF Bank S.p.A.(b)(c)	45,879	440,084
Brembo S.p.A.	34,909	374,523
Buzzi S.p.A.	32,221	851,440
Credito Emiliano S.p.A.	22,661	183,238
Danieli & C. Officine Meccaniche S.p.A.	3,536	93,439
Danieli & C. Officine Meccaniche S.p.A., RSP	12,077	243,308
Davide Campari-Milano N.V.(b)	42,691	470,648
De’ Longhi S.p.A.	17,905	399,709
DiaSorin S.p.A.(b)	2,277	203,374
Enav S.p.A.(c)	41,530	138,013
ERG S.p.A.(b)	13,666	335,123
Illimity Bank S.p.A.(b)	20,615	104,897
Infrastrutture Wireless Italiane S.p.A.(b)(c)	47,540	518,578
Interpump Group S.p.A.(b)	8,627	359,278
Iren S.p.A.	261,905	522,939
Maire Tecnimont S.p.A.	82,326	382,012
MFE-MediaForEurope N.V., Class A(b)	78,404	142,078
MFE-MediaForEurope N.V., Class B(b)	33,527	88,772
OVS S.p.A.(b)(c)	114,023	201,393
Piaggio & C S.p.A.	54,470	146,125
PRADA S.p.A.	59,108	355,044
Recordati Industria Chimica e Farmaceutica S.p.A.	15,693	723,215
Reply S.p.A.	2,107	197,878
Saipem S.p.A.(a)(b)	357,658	543,061
Salvatore Ferragamo S.p.A.(b)	12,674	154,595
Sesa S.p.A.(b)	1,174	118,197
Technogym S.p.A.(c)	21,395	160,676
UnipolSai Assicurazioni S.p.A.(b)	108,618	256,943
Webuild S.p.A.(b)	167,289	300,955
Webuild S.p.A., Wts., expiring 08/31/2030(a)	6,553	0

		12,591,326

Japan-33.56%
77 Bank Ltd. (The)	30,355	668,453
ABC-MART, Inc.	20,826	320,479
ACOM Co. Ltd.	165,276	385,129
Activia Properties, Inc.	191	515,194
Adastria Co. Ltd.	12,381	257,520
ADEKA Corp.	23,283	384,194
Advance Residence Investment Corp.	247	535,769
Aeon Delight Co. Ltd.	6,748	147,931
AEON Financial Service Co. Ltd.	43,209	353,216
AEON Mall Co. Ltd.	59,232	669,975
AEON REIT Investment Corp.	486	462,108
Aica Kogyo Co. Ltd.	8,691	198,445
Aichi Financial Group, Inc.	10,367	161,346
Aiful Corp.	96,536	241,587
Ain Holdings, Inc.(b)	9,666	270,746
Air Water, Inc.	44,536	557,711
Alfresa Holdings Corp.	55,372	873,111
Alpen Co. Ltd.(b)	9,691	125,101
Amano Corp.	12,107	245,506
Anritsu Corp.	44,512	329,773
Aoyama Trading Co. Ltd.	28,934	286,579
Arclands Corp.(b)	15,198	161,870
Arcs Co. Ltd.	8,928	169,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
ARE Holdings, Inc.(b)	26,833	$338,413
Ariake Japan Co. Ltd.	4,448	139,803
As One Corp.	3,783	119,376
Asahi Intecc Co. Ltd.	12,614	209,185
Asanuma Corp.(b)	6,636	155,553
ASICS Corp.	29,558	922,974
ASKUL Corp.	17,335	224,006
Autobacs Seven Co. Ltd.(b)	16,867	172,741
Avex, Inc.	15,174	137,768
Azbil Corp.	26,851	782,596
Bank of Iwate Ltd. (The)	13,335	239,941
BayCurrent Consulting, Inc.	3,968	98,489
Bell System24 Holdings, Inc.	13,007	132,694
Benesse Holdings, Inc.	27,547	324,591
Bic Camera, Inc.(b)	56,153	423,803
BIPROGY, Inc.	21,920	542,771
BML, Inc.	5,895	110,742
Calbee, Inc.	19,922	382,141
Canon Marketing Japan, Inc.	11,826	281,038
Capcom Co. Ltd.	10,992	351,219
Central Glass Co. Ltd.	11,357	213,124
Chiba Kogyo Bank Ltd. (The)	41,561	267,843
Chiyoda Corp.(a)(b)	66,042	153,936
Chugin Financial Group, Inc.	53,966	427,074
Citizen Watch Co. Ltd.	107,190	617,893
CKD Corp.	20,353	253,060
Coca-Cola Bottlers Japan Holdings, Inc.	51,154	681,963
Colowide Co. Ltd.	19,284	298,342
Comforia Residential REIT, Inc.	136	288,263
COMSYS Holdings Corp.	42,687	872,089
Cosmos Pharmaceutical Corp.(b)	5,132	531,855
Create SD Holdings Co. Ltd.(b)	6,680	142,250
Credit Saison Co. Ltd.	60,456	896,391
Daicel Corp.	80,629	678,541
Daido Steel Co. Ltd.	12,122	468,888
Daihen Corp.	6,505	202,738
Daiichikosho Co. Ltd.	13,854	202,900
Daiki Aluminium Industry Co. Ltd.(b)	19,229	157,824
Daio Paper Corp.	37,084	302,657
Daiseki Co. Ltd.	7,715	210,648
Daishi Hokuetsu Financial Group, Inc.	9,723	251,349
Daiwa Office Investment Corp.	73	318,617
Daiwa Securities Living Investments Corp.	429	316,697
Daiwabo Holdings Co. Ltd.	18,326	344,085
DCM Holdings Co. Ltd.	45,235	351,856
DeNA Co. Ltd.	27,928	270,622
Descente Ltd.(b)	4,719	129,781
Dexerials Corp.(b)	10,271	229,978
DIC Corp.	26,556	415,143
Digital Garage, Inc.	4,942	97,897
DMG Mori Co. Ltd.	46,800	763,132
Doutor Nichires Holdings Co. Ltd.	12,179	175,071
DTS Corp.	9,064	184,039
Duskin Co. Ltd.	7,290	158,224
DyDo Group Holdings, Inc.	3,786	145,995
Earth Corp.	5,357	175,448
EDION Corp.(b)	28,399	282,405
Elecom Co. Ltd.	14,916	167,632
eRex Co. Ltd.(b)	9,723	47,509
Exedy Corp.	10,066	166,365

	Shares	Value
Japan-(continued)
EXEO Group, Inc.(b)	37,622	$776,562
Ezaki Glico Co. Ltd.	14,647	424,192
Fancl Corp.	10,031	149,327
Ferrotec Holdings Corp.(b)	14,319	247,246
Food & Life Cos. Ltd.	14,651	244,756
FP Corp.	11,210	213,993
Frontier Real Estate Investment Corp.	103	307,752
Fuji Co. Ltd.(b)	12,532	157,721
Fuji Corp.	28,322	421,992
Fuji Media Holdings, Inc.(b)	42,067	414,295
Fuji Oil Co. Ltd.	80,580	168,135
Fuji Oil Holdings, Inc.	14,240	224,773
Fuji Seal International, Inc.	11,210	123,836
Fuji Soft, Inc.	10,430	371,897
Fujimi, Inc.	10,032	197,202
Fujitec Co. Ltd.(b)	13,309	285,874
Fujitsu General Ltd.	10,681	189,013
Fukuoka REIT Corp.	165	177,371
Fukuyama Transporting Co. Ltd.	9,154	247,822
Furukawa Electric Co. Ltd.(b)	32,491	481,213
Fuyo General Lease Co. Ltd.	3,862	310,602
Geo Holdings Corp.	23,344	361,154
Global One Real Estate Investment Corp.	285	216,039
GLOBERIDE, Inc.	7,442	94,988
Glory Ltd.	11,209	206,979
GMO Internet Group, Inc.	14,984	215,937
Godo Steel Ltd.	6,580	188,130
GOLDWIN, Inc.	2,786	173,917
GS Yuasa Corp.	25,565	406,234
GungHo Online Entertainment, Inc.	9,064	135,411
Gunma Bank Ltd. (The)	150,721	722,529
Gunze Ltd.	4,332	129,149
H.I.S. Co. Ltd.(a)(b)	18,577	208,285
H.U. Group Holdings, Inc.	23,195	387,872
H2O Retailing Corp.	55,816	593,376
Hachijuni Bank Ltd. (The)	184,633	1,040,416
Hamamatsu Photonics K.K.	12,107	444,244
Hankyu Hanshin REIT, Inc.	150	140,645
Hanwa Co. Ltd.	9,978	297,143
Harmonic Drive Systems, Inc.	4,232	90,539
Hazama Ando Corp.	34,049	261,474
Heiwa Corp.(b)	18,556	261,226
Heiwa Real Estate Co. Ltd.	7,406	188,029
Heiwa Real Estate REIT, Inc.(b)	203	189,401
Heiwado Co. Ltd.	8,300	134,931
Hirata Corp.	3,034	136,229
Hirogin Holdings, Inc.	84,135	530,049
Hisamitsu Pharmaceutical Co., Inc.	16,890	534,431
Hitachi Zosen Corp.	65,357	337,045
Hokkaido Electric Power Co., Inc.	72,903	304,523
Hokkoku Financial Holdings, Inc.	11,541	378,362
Hokuhoku Financial Group, Inc.	37,271	430,310
Hokuriku Electric Power Co.(a)	64,192	316,499
Horiba Ltd.	11,606	579,131
Hoshino Resorts REIT, Inc.(b)	47	184,344
Hoshizaki Corp.	20,636	660,592
Hosiden Corp.	21,977	255,548
House Foods Group, Inc.	20,544	431,784
Hulic Reit, Inc.	314	319,712
Hyakugo Bank Ltd. (The)	60,476	226,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Ichigo Office REIT Investment Corp.(b)	338	$189,483
Idec Corp.	6,291	111,410
IDOM, Inc.	35,573	212,811
Iida Group Holdings Co. Ltd.	40,153	617,494
Iino Kaiun Kaisha Ltd.	32,598	230,744
Inaba Denki Sangyo Co. Ltd.	7,041	145,520
Inabata & Co. Ltd.	14,692	303,648
Industrial & Infrastructure Fund Investment Corp.	423	379,023
INFRONEER Holdings, Inc.	63,803	668,384
Internet Initiative Japan, Inc.	16,034	256,690
Invincible Investment Corp.	957	367,141
IRISO Electronics Co. Ltd.(b)	4,444	103,731
Ishihara Sangyo Kaisha Ltd.	17,049	157,381
ITO EN Ltd.(b)	15,731	508,665
Itochu Techno-Solutions Corp.	10,496	299,608
Itoham Yonekyu Holdings, Inc.	7,435	204,475
Iwatani Corp.	12,836	609,232
Iyogin Holdings, Inc.	61,927	441,825
Izumi Co. Ltd.	12,276	308,268
J Trust Co. Ltd.(b)	39,206	122,709
Jaccs Co. Ltd.	7,231	245,896
JAFCO Group Co. Ltd.(b)	26,107	279,093
Japan Airport Terminal Co. Ltd.	5,193	227,341
Japan Aviation Electronics Industry Ltd.	18,480	344,109
Japan Display, Inc.(a)(b)	975,642	238,362
Japan Excellent, Inc.(b)	410	358,982
Japan Hotel REIT Investment Corp.	774	351,110
Japan Logistics Fund, Inc.	169	312,345
Japan Petroleum Exploration Co. Ltd.	12,501	425,106
Japan Prime Realty Investment Corp.	196	458,147
Japan Securities Finance Co. Ltd.	22,609	222,589
Japan Steel Works Ltd. (The)	24,304	388,845
Jeol Ltd.	7,873	218,861
Joyful Honda Co. Ltd.	10,327	120,560
JTEKT Corp.	91,140	738,111
Juroku Financial Group, Inc.	10,284	275,019
JVCKenwood Corp.	174,065	740,189
Kadokawa Corp.	16,350	311,411
Kaga Electronics Co. Ltd.	9,920	391,049
Kagome Co. Ltd.	17,142	354,849
Kakaku.com, Inc.	19,491	186,487
Kaken Pharmaceutical Co. Ltd.	6,123	134,755
Kamigumi Co. Ltd.	29,590	595,923
Kanamoto Co. Ltd.(b)	10,699	172,023
Kandenko Co. Ltd.	22,088	203,604
Kaneka Corp.	21,461	519,927
Kanematsu Corp.	17,879	239,182
Kansai Paint Co. Ltd.	55,941	812,270
Kanto Denka Kogyo Co. Ltd.(b)	19,875	103,676
Katitas Co. Ltd.(b)	7,041	93,310
KDX Realty Investment Corp.(b)	1,064	1,107,368
Keihan Holdings Co. Ltd.	29,133	706,179
Keikyu Corp.	76,262	643,553
Keisei Electric Railway Co. Ltd.	25,906	967,680
Keiyo Bank Ltd. (The)	40,469	181,976
Kewpie Corp.	36,542	633,263
KH Neochem Co. Ltd.	12,492	186,994
Kinden Corp.	20,366	306,475
Kiyo Bank Ltd. (The)(b)	11,440	116,934

	Shares	Value
Japan-(continued)
Kobayashi Pharmaceutical Co. Ltd.	8,346	$342,779
Kobe Bussan Co. Ltd.(b)	10,548	260,696
Koei Tecmo Holdings Co. Ltd.	14,227	184,501
Kohnan Shoji Co. Ltd.	6,493	167,636
Kokuyo Co. Ltd.	19,896	305,840
Komeri Co. Ltd.(b)	9,096	187,992
KOSE Corp.	4,109	268,796
KPP Group Holdings Co. Ltd.	55,152	235,255
K’s Holdings Corp.	73,668	683,440
Kumagai Gumi Co. Ltd.	15,219	378,855
Kumiai Chemical Industry Co. Ltd.(b)	31,544	227,449
Kureha Corp.	6,515	383,299
Kusuri no Aoki Holdings Co. Ltd.	4,415	286,890
KYB Corp.	7,222	210,539
Kyoritsu Maintenance Co. Ltd.(b)	4,903	186,285
Kyudenko Corp.	11,533	341,546
Kyushu Financial Group, Inc.(b)	162,175	1,010,990
LaSalle Logiport REIT	347	339,565
Lasertec Corp.	1,245	207,205
Leopalace21 Corp.(a)(b)	138,582	295,566
Life Corp.	11,440	267,408
Lintec Corp.	11,025	180,686
M3, Inc.	22,300	340,732
Mabuchi Motor Co. Ltd.	18,783	532,564
Macnica Holdings, Inc.	20,462	814,048
Makino Milling Machine Co. Ltd.	8,306	342,233
Mandom Corp.	12,665	115,574
Maruha Nichiro Corp., Class C	17,261	294,170
Maruichi Steel Tube Ltd.	11,728	288,312
Maruwa Co. Ltd.	1,092	188,988
Matsui Securities Co. Ltd.(b)	28,401	140,650
Maxell Ltd.	17,027	180,788
McDonald’s Holdings Co. (Japan) Ltd.(b)	13,204	513,530
Medipal Holdings Corp.	51,459	859,660
Megachips Corp.	6,889	175,585
Megmilk Snow Brand Co. Ltd.	19,571	314,154
Meidensha Corp.	9,879	153,099
Meiko Electronics Co. Ltd.(b)	10,071	204,818
MEITEC Group Holdings, Inc.	17,872	311,428
Menicon Co. Ltd.	7,322	83,907
Mirai Corp.(b)	496	149,509
MIRAIT ONE Corp.	22,225	292,625
Mitsubishi Estate Logistics REIT Investment Corp.	69	173,360
Mitsubishi Logistics Corp.	26,570	687,913
Mitsubishi Shokuhin Co. Ltd.	5,488	143,320
Mitsuboshi Belting Ltd.(b)	5,588	159,768
Mitsui E&S Co. Ltd.(b)	55,041	149,373
Mitsui Fudosan Logistics Park, Inc.	92	277,315
Mitsui High-Tec, Inc.	2,612	108,675
Mitsui Matsushima Holdings Co. Ltd.(b)	4,994	91,079
Mitsui-Soko Holdings Co. Ltd.	8,564	242,028
Miura Co. Ltd.	16,145	309,532
Mixi, Inc.(b)	15,947	239,871
Mizuho Leasing Co. Ltd.	6,316	198,932
Modec, Inc.(a)	11,904	129,380
Monex Group, Inc.	58,096	252,033
MonotaRO Co. Ltd.(b)	13,050	103,447
Mori Hills REIT Investment Corp.	330	308,330
Mori Trust REIT, Inc.	619	301,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Morinaga & Co. Ltd.	14,806	$532,623
Morinaga Milk Industry Co. Ltd.	21,209	826,121
Musashi Seimitsu Industry Co. Ltd.	17,324	164,152
Musashino Bank Ltd. (The)(b)	13,621	254,261
Nachi-Fujikoshi Corp.	5,165	127,552
Nagase & Co. Ltd.	13,262	199,090
Nagoya Railroad Co. Ltd.(b)	47,283	657,988
Nakanishi, Inc.	8,928	194,247
Nankai Electric Railway Co. Ltd.	23,670	450,909
Nanto Bank Ltd. (The)	9,292	165,660
NEC Networks & System Integration Corp.	24,001	321,873
NET One Systems Co. Ltd.	17,711	268,510
Nexon Co. Ltd.	36,270	657,528
NEXTAGE Co. Ltd.	5,763	78,961
NHK Spring Co. Ltd.	44,300	309,189
Nichias Corp.	10,738	211,009
Nichicon Corp.	23,524	193,852
Nifco, Inc.	18,451	426,537
Nihon Kohden Corp.	20,475	481,033
Nihon M&A Center Holdings, Inc.	24,252	109,774
Nikkiso Co. Ltd.	22,377	141,403
Nikkon Holdings Co. Ltd.	8,664	182,382
Nippon Accommodations Fund, Inc.(b)	87	349,850
Nippon Carbon Co. Ltd.	4,470	130,312
Nippon Chemi-Con Corp.(a)(b)	13,679	113,807
Nippon Denko Co. Ltd.	52,356	99,910
Nippon Gas Co. Ltd.	27,022	403,336
Nippon Kayaku Co. Ltd.	25,247	214,886
Nippon Light Metal Holdings Co. Ltd.(b)	28,276	308,068
Nippon Paper Industries Co. Ltd.(a)(b)	50,667	437,601
Nippon Prologis REIT, Inc.	384	681,562
NIPPON REIT Investment Corp.	121	278,840
Nippon Sheet Glass Co. Ltd.(a)	82,269	355,814
Nippon Shinyaku Co. Ltd.	9,922	399,252
Nippon Shokubai Co. Ltd.	6,719	247,784
Nippon Soda Co. Ltd.	6,844	243,129
Nippon Thompson Co. Ltd.	30,819	108,669
Nippon Yakin Kogyo Co. Ltd.(b)	7,583	199,783
Nipro Corp.	31,979	242,094
Nishimatsu Construction Co. Ltd.	14,289	342,777
Nishimatsuya Chain Co. Ltd.	16,091	206,125
Nishi-Nippon Railroad Co. Ltd.	14,246	228,489
Nissha Co. Ltd.	14,245	146,170
Nisshinbo Holdings, Inc.	45,898	328,525
Nissui Corp.	132,037	637,495
Nitto Boseki Co. Ltd.	13,084	290,285
Nitto Kogyo Corp.	9,656	218,694
NOF Corp.	14,241	557,905
Nojima Corp.	17,020	150,595
NOK Corp.(b)	22,864	266,768
Noritsu Koki Co. Ltd.	9,656	202,435
North Pacific Bank Ltd.	117,262	298,101
NS Solutions Corp.	8,403	242,472
NS United Kaiun Kaisha Ltd.	6,451	181,886
NSD Co. Ltd.	11,385	196,359
NTN Corp.	330,742	578,954
NTT UD REIT Investment Corp.(b)	339	279,133
OBIC Co. Ltd.	4,405	647,028
Ogaki Kyoritsu Bank Ltd. (The)	10,715	148,366
Oji Holdings Corp.	202,385	859,814

	Shares	Value
Japan-(continued)
Okamura Corp.	15,737	$221,853
Oki Electric Industry Co. Ltd.	28,642	171,158
Okinawa Cellular Telephone Co.	6,316	133,247
Okinawa Electric Power Co., Inc. (The)	19,376	140,863
OKUMA Corp.(b)	12,671	514,387
Okumura Corp.	9,334	283,512
One REIT, Inc.	87	150,395
Onward Holdings Co. Ltd.(b)	74,004	232,110
Open House Group Co. Ltd.	22,313	726,062
Organo Corp.	5,552	180,185
Orient Corp.	22,999	170,543
Osaka Soda Co. Ltd.(b)	7,472	433,188
OSG Corp.(b)	20,222	228,331
Outsourcing, Inc.	51,709	377,971
PALTAC Corp.	5,771	185,196
Park24 Co. Ltd.(a)	33,786	377,247
Pasona Group, Inc.(b)	10,395	91,976
Penta-Ocean Construction Co. Ltd.	73,420	428,318
PHC Holdings Corp.	14,680	138,032
Pigeon Corp.	27,065	286,028
Pilot Corp.	6,708	225,542
Piolax, Inc.	10,548	153,994
Pola Orbis Holdings, Inc.	25,769	257,613
Prima Meat Packers Ltd.	9,420	142,626
Raito Kogyo Co. Ltd.	9,675	124,575
Relo Group, Inc.	20,005	196,424
Rengo Co. Ltd.	69,567	458,069
Resorttrust, Inc.	19,210	274,492
Rinnai Corp.	31,903	582,152
Rohto Pharmaceutical Co. Ltd.	26,942	621,225
Round One Corp.	51,420	184,364
Royal Holdings Co. Ltd.(b)	7,147	121,142
Saizeriya Co. Ltd.	6,539	264,246
Sakata Seed Corp.(b)	6,126	163,622
SAMTY Co. Ltd.	12,791	209,122
San-A Co. Ltd.	4,696	144,652
Sangetsu Corp.	20,368	379,668
San-In Godo Bank Ltd. (The)	58,229	397,562
Sanken Electric Co. Ltd.	4,584	221,504
Sankyo Co. Ltd.	10,733	442,516
Sankyu, Inc.	11,547	344,401
Sanwa Holdings Corp.	45,798	610,408
Sanyo Denki Co. Ltd.	3,281	120,022
Sapporo Holdings Ltd.	28,394	994,432
Sawai Group Holdings Co. Ltd.	10,986	348,633
SCREEN Holdings Co. Ltd.	19,652	899,779
SCSK Corp.	35,330	599,195
Sega Sammy Holdings, Inc.	39,609	613,574
Seiko Group Corp.	13,138	202,824
Seino Holdings Co. Ltd.(b)	22,921	331,378
Seiren Co. Ltd.	10,732	157,531
Sekisui House REIT, Inc.(b)	1,050	551,884
Senko Group Holdings Co. Ltd.	24,548	167,765
Senshu Ikeda Holdings, Inc.	198,566	462,833
Seria Co. Ltd.	15,953	221,000
Seven Bank Ltd.(b)	286,329	563,980
Shibaura Machine Co. Ltd.(b)	10,804	263,242
Shiga Bank Ltd. (The)	16,250	425,980
Shikoku Electric Power Co., Inc.	64,770	439,869
SHIMAMURA Co. Ltd.	8,664	852,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Shinko Electric Industries Co. Ltd.	12,530	$394,735
Ship Healthcare Holdings, Inc.	20,039	307,641
SHO-BOND Holdings Co. Ltd.	6,816	266,438
Shochiku Co. Ltd.(b)	1,812	114,431
SKY Perfect JSAT Holdings, Inc.	37,509	171,886
Skylark Holdings Co. Ltd.(a)(b)	71,040	1,043,940
Sohgo Security Services Co. Ltd.	114,515	666,621
Sotetsu Holdings, Inc.	18,962	332,362
Square Enix Holdings Co. Ltd.	14,818	489,220
Star Asia Investment Corp.	375	141,140
Star Micronics Co. Ltd.	11,621	138,198
Sugi Holdings Co. Ltd.	14,556	585,239
Sumida Corp.(b)	12,001	101,590
Sumitomo Bakelite Co. Ltd.	9,348	410,042
Sumitomo Osaka Cement Co. Ltd.	13,251	305,627
Sumitomo Pharma Co. Ltd.	96,428	292,891
Sumitomo Rubber Industries Ltd.	72,173	721,754
Sumitomo Seika Chemicals Co. Ltd.(b)	5,488	167,236
Sumitomo Warehouse Co. Ltd. (The)	24,263	385,786
Sundrug Co. Ltd.	25,381	686,122
Suruga Bank Ltd.	98,249	416,493
Suzuken Co. Ltd.	21,325	649,698
SWCC Corp.	10,683	146,654
Tadano Ltd.	20,927	155,109
Taiheiyo Cement Corp.	44,077	747,544
Taikisha Ltd.	6,480	186,983
Taisho Pharmaceutical Holdings Co. Ltd.	13,169	518,343
Taiyo Holdings Co. Ltd.	10,027	161,550
Takara Holdings, Inc.(b)	44,945	371,265
Takeuchi Manufacturing Co. Ltd.	11,696	328,225
Tama Home Co. Ltd.(b)	6,218	139,597
Tamura Corp.(b)	29,183	94,036
TBS Holdings, Inc.	24,886	402,264
TechnoPro Holdings, Inc.	15,679	304,376
Teijin Ltd.	63,068	565,528
Toagosei Co. Ltd.	15,229	138,317
Toda Corp.	56,184	309,996
Toei Co. Ltd.	1,587	185,060
Toho Bank Ltd. (The)	77,868	149,623
Toho Co. Ltd.	19,286	653,415
Toho Gas Co. Ltd.	26,417	452,305
Toho Holdings Co. Ltd.(b)	15,472	347,352
Toho Zinc Co. Ltd.(b)	13,633	143,581
Tokai Carbon Co. Ltd.	82,199	622,551
Tokai Rika Co. Ltd.	13,183	204,041
Tokai Tokyo Financial Holdings, Inc.	65,687	221,205
Tokuyama Corp.	24,632	369,370
Tokyo Century Corp.	12,176	462,615
Tokyo Kiraboshi Financial Group, Inc.	16,597	482,748
Tokyo Ohka Kogyo Co. Ltd.	8,254	469,750
Tokyo Seimitsu Co. Ltd.	12,365	570,140
Tokyo Steel Manufacturing Co. Ltd.(b)	21,959	251,134
Tokyu REIT, Inc.	217	258,489
Tomy Co. Ltd.	24,423	334,063
Topcon Corp.(b)	30,070	270,331
TORIDOLL Holdings Corp.(b)	7,208	173,436
Toshiba TEC Corp.	6,316	135,749
Toyo Ink SC Holdings Co. Ltd.	11,010	185,748
Toyo Seikan Group Holdings Ltd.	47,538	792,588
Toyo Tire Corp.	67,610	989,295

	Shares	Value
Japan-(continued)
Toyobo Co. Ltd.	33,951	$226,198
Toyoda Gosei Co. Ltd.	28,960	566,981
Toyota Boshoku Corp.	31,214	535,262
Transcosmos, Inc.	8,304	167,511
Trusco Nakayama Corp.	9,537	142,383
TS Tech Co. Ltd.	21,585	239,232
Tsubaki Nakashima Co. Ltd.(b)	24,341	117,811
Tsugami Corp.	16,335	115,411
Tsumura & Co.	15,718	279,913
TV Asahi Holdings Corp.	14,037	150,060
UACJ Corp.	26,330	530,268
UBE Corp.	39,274	600,086
Ulvac, Inc.	16,766	568,037
United Arrows Ltd.	15,835	200,650
United Urban Investment Corp.	735	739,635
Universal Entertainment Corp.	9,556	135,095
Ushio, Inc.	42,976	519,305
USS Co. Ltd.	43,586	755,909
Valor Holdings Co. Ltd., Class C	10,365	161,109
Wacoal Holdings Corp.	17,928	406,160
Wacom Co. Ltd.(b)	42,267	144,290
Welcia Holdings Co. Ltd.	31,129	513,764
Workman Co. Ltd.(b)	5,124	131,615
Yamaguchi Financial Group, Inc.	74,732	678,014
Yamato Kogyo Co. Ltd.	10,309	488,613
Yamazaki Baking Co. Ltd.	56,075	1,186,704
Yaoko Co. Ltd.	4,625	236,709
Yokogawa Bridge Holdings Corp.	9,920	162,642
Yokohama Rubber Co. Ltd. (The)	41,162	749,203
Yoshinoya Holdings Co. Ltd.(b)	16,168	377,070
Zenkoku Hosho Co. Ltd.	10,032	318,955
Zensho Holdings Co. Ltd.	21,791	1,140,306
Zeon Corp.	62,223	508,442
Zojirushi Corp.	12,268	124,912
ZOZO, Inc.(b)	10,772	203,178

		159,586,085

Luxembourg-0.09%
L’Occitane International S.A.	54,522	140,058
RTL Group S.A.	8,438	293,969

		434,027

Macau-0.13%
SJM Holdings Ltd.(a)(b)	668,179	231,420
Wynn Macau Ltd.(a)(b)	425,245	375,539

		606,959

Mexico-0.07%
Fresnillo PLC	48,449	325,582

Netherlands-1.60%
AMG Critical Materials N.V.(b)	5,433	141,155
Arcadis N.V.	16,806	709,137
argenx SE(a)(b)	1,203	564,705
Basic-Fit N.V.(a)(b)(c)	6,470	164,952
BE Semiconductor Industries N.V.	11,148	1,146,529
Corbion N.V.	9,013	155,572
CTP N.V.(c)	13,042	189,687
Eurocommercial Properties N.V.	10,194	218,087
Fugro N.V.(a)	35,892	591,451
JDE Peet’s N.V.(b)	19,969	553,854
Koninklijke BAM Groep N.V.(b)	112,640	232,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Netherlands-(continued)
Koninklijke Vopak N.V.(b)	24,544	$825,247
OCI N.V.(b)	23,937	556,884
PostNL N.V.(b)	386,779	718,920
TKH Group N.V., CVA	10,209	372,071
Van Lanschot Kempen N.V., CVA	12,805	343,109
Wereldhave N.V.(b)	9,381	141,101

		7,624,867

New Zealand-0.66%
a2 Milk Co. Ltd. (The)(a)	85,328	207,458
Chorus Ltd.	70,844	295,656
Contact Energy Ltd.	55,934	253,440
Fisher & Paykel Healthcare Corp. Ltd.	48,929	592,243
Fletcher Building Ltd.	150,843	379,027
Infratil Ltd.	41,837	238,965
Mainfreight Ltd.(b)	4,439	147,790
Mercury NZ Ltd.	43,157	148,103
Meridian Energy Ltd.	112,108	314,953
Ryman Healthcare Ltd.	89,843	296,821
Xero Ltd.(a)	4,025	271,892

		3,146,348

Nigeria-0.13%
Airtel Africa PLC(c)	445,185	612,058

Norway-1.54%
Aker ASA, Class A	5,063	303,643
Aker Solutions ASA, Class A	65,977	262,923
Austevoll Seafood ASA	39,744	271,442
BlueNord ASA(a)	4,222	224,106
Borregaard ASA	7,895	106,994
Crayon Group Holding ASA(a)(b)(c)	20,956	120,802
DNO ASA	362,714	369,152
Elkem ASA(a)(c)	97,869	151,381
Entra ASA(c)	21,760	169,749
Europris ASA(c)	44,516	252,033
Gjensidige Forsikring ASA	45,685	684,148
Grieg Seafood ASA	19,969	132,540
Kongsberg Gruppen ASA	10,698	436,665
Leroy Seafood Group ASA	90,690	358,808
MPC Container Ships ASA	99,271	140,176
Nordic Semiconductor ASA(a)(b)	9,660	77,960
Norske Skog ASA(a)(b)(c)	21,870	79,754
Norwegian Air Shuttle ASA(a)	123,225	88,395
PGS ASA(a)	327,206	295,524
SalMar ASA	14,692	695,430
Solstad Offshore ASA(a)(b)	39,205	83,171
SpareBank 1 SMN	23,954	290,320
SpareBank 1 SR-Bank ASA, Class B	24,829	269,366
Stolt-Nielsen Ltd.	7,886	259,415
TGS ASA	31,768	432,798
TOMRA Systems ASA	20,246	160,022
Var Energi ASA	101,988	343,530
Wallenius Wilhelmsen ASA	32,798	275,232

		7,335,479

Peru-0.06%
Hochschild Mining PLC(a)(b)	246,310	279,607

Poland-1.19%
Alior Bank S.A.(a)	23,606	370,727
Allegro.eu S.A.(a)(b)(c)	44,487	318,292

	Shares	Value
Poland-(continued)
CCC S.A.(a)(b)	25,173	$237,752
CD Projekt S.A.(b)	4,447	110,806
Cyfrowy Polsat S.A.(a)(b)	46,325	144,175
Dino Polska S.A.(a)(b)(c)	3,391	320,672
Grupa Kety S.A.(b)	2,314	389,877
Jastrzebska Spolka Weglowa S.A.(a)(b)	29,501	349,615
KRUK S.A.	2,472	273,011
LPP S.A.(b)	200	643,569
mBank S.A.(a)(b)	4,468	551,131
Orange Polska S.A.(b)	241,010	446,332
PGE Polska Grupa Energetyczna S.A.(a)	310,790	538,240
Santander Bank Polska S.A.(a)	5,843	632,830
Tauron Polska Energia S.A.(a)	372,174	326,690

		5,653,719

Portugal-0.34%
CTT-Correios de Portugal S.A.	55,118	210,026
Navigator Co. S.A. (The)	132,180	525,326
NOS, SGPS S.A.	52,790	192,730
REN - Redes Energeticas Nacionais SGPS S.A.	127,841	332,415
Sonae SGPS S.A.	357,420	350,970

		1,611,467

Singapore-2.05%
BW LPG Ltd.(c)	38,624	546,255
CapitaLand Ascott Trust	563,600	370,235
CapitaLand India Trust	215,849	151,246
CDL Hospitality Trusts	178,466	126,355
City Developments Ltd.	138,012	636,645
ComfortDelGro Corp. Ltd.	938,555	904,268
ESR-LOGOS REIT	1,099,857	220,766
Frasers Centrepoint Trust	217,063	327,959
Frasers Logistics & Commercial Trust(c)	575,397	436,782
Hafnia Ltd.	22,926	150,423
Keppel DC REIT	201,438	248,480
Keppel Infrastructure Trust	337,927	108,527
Keppel REIT	509,022	295,371
Lendlease Global Commercial REIT	266,612	99,246
Mapletree Industrial Trust	365,361	573,356
Mapletree Logistics Trust	616,111	661,058
Mapletree Pan Asia Commercial Trust	328,593	318,987
NetLink NBN Trust(c)	521,731	316,074
Olam Group Ltd.	117,950	85,231
Parkway Life REIT	47,677	116,926
SATS Ltd.(a)	166,987	299,834
Seatrium Ltd.(a)	3,326,823	271,964
Sembcorp Industries Ltd.	233,826	783,374
Singapore Exchange Ltd.	120,037	829,715
Suntec REIT	638,578	512,708
UOL Group Ltd.	85,637	368,788

		9,760,573

South Africa-0.03%
Scatec ASA(c)	30,073	151,553

South Korea-8.22%
Amorepacific Corp.	6,024	563,795
Amorepacific Corp., Preference Shares	2,255	60,944
AMOREPACIFIC Group	14,279	302,380
Asiana Airlines, Inc.(a)	37,010	305,551
BGF retail Co. Ltd.	2,516	257,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
South Korea-(continued)
BNK Financial Group, Inc.	152,945	$767,811
Celltrion Healthcare Co. Ltd.	6,195	305,037
Celltrion, Inc.	6,040	668,602
Cheil Worldwide, Inc.	28,864	424,449
CJ Corp.	5,143	320,259
CJ ENM Co. Ltd.(a)	6,798	262,246
CJ Logistics Corp.	7,098	398,903
Com2uSCorp.(b)	3,731	115,890
Cosmax, Inc.(a)	2,460	246,993
Coway Co. Ltd.	15,378	491,896
Daeduck Electronics Co. Ltd.	9,156	135,386
Daesang Corp.	9,540	140,428
Daewoo Engineering & Construction Co. Ltd.(a)	129,577	377,059
Daou Technology, Inc.	8,291	100,065
DB HiTek Co. Ltd.	8,498	304,545
DB Insurance Co. Ltd.	15,022	977,701
DGB Financial Group, Inc.	60,554	352,415
DL E&C Co. Ltd.	21,004	532,662
DL Holdings Co. Ltd.	5,997	188,718
Dongkuk CM Co. Ltd.(a)	10,357	52,838
Dongkuk Holdings Co. Ltd.	5,511	35,134
Dongkuk Steel Mill Co. Ltd.(a)	17,179	133,687
Doosan Bobcat, Inc.	10,798	309,816
Doosan Co. Ltd.	11,864	653,572
Ecopro Co. Ltd.(b)	878	403,065
Fila Holdings Corp.	20,900	553,238
Green Cross Corp.	1,713	121,764
GS Holdings Corp.	14,409	420,358
GS Retail Co. Ltd.	14,060	252,977
Hankook Tire & Technology Co. Ltd.	21,868	618,531
Hanmi Pharm Co. Ltd.	774	161,614
Hanon Systems	60,863	310,050
Hansol Chemical Co. Ltd.	1,135	126,228
Hanwha Aerospace Co. Ltd.	10,144	758,612
Hanwha Corp.	14,770	242,786
Hanwha Corp., Third Pfd.	7,833	76,906
Hanwha Investment & Securities Co. Ltd.(a)	69,469	118,049
Hanwha Life Insurance Co. Ltd.(a)	226,462	464,477
Hanwha Ocean Co. Ltd.(a)(b)	36,951	645,695
Hanwha Ocean Co. Ltd., Rts., expiring 12/29/2023(a)	10,984	14,233
Hanwha Systems Co. Ltd.	14,766	138,853
HD Hyundai Co. Ltd.	15,984	679,339
HD Hyundai Construction Equipment Co. Ltd.	7,276	239,741
HD Hyundai Electric Co. Ltd.	6,156	341,861
HD Hyundai Heavy Industries Co. Ltd.(a)	3,399	256,960
HD Hyundai Infracore Co. Ltd.(b)	72,439	358,829
HDC Hyundai Development Co-Engineering & Construction, Class E	20,187	173,836
Hite Jinro Co. Ltd.	12,816	201,651
HK inno.N Corp.	5,808	185,780
HL Mando Co. Ltd.	19,630	476,015
Hotel Shilla Co. Ltd.	7,220	333,054
HYBE Co. Ltd.(a)	1,700	276,295
Hyosung Advanced Materials Corp.	1,118	295,528
Hyosung Chemical Corp.(a)	1,617	104,045
Hyosung Corp.	4,713	205,892
Hyosung Heavy Industries Corp.(a)	7,864	993,954
Hyundai Department Store Co. Ltd.	6,813	269,382

	Shares	Value
South Korea-(continued)
Hyundai Elevator Co. Ltd.(b)	10,123	$323,804
Hyundai Mipo Dockyard Co. Ltd.(a)	4,597	235,883
Hyundai Rotem Co. Ltd.(a)	16,453	283,242
Hyundai Wia Corp.	13,358	553,884
IS Dongseo Co. Ltd.(a)	6,025	112,198
Kakao Games Corp.(a)	3,921	67,646
KakaoBank Corp.	15,811	212,601
Kangwon Land, Inc.	26,734	290,391
KCC Corp.	2,525	444,032
KEPCO Plant Service & Engineering Co. Ltd.	9,201	222,097
KG Chemical Corp.	38,520	171,986
KIWOOM Securities Co. Ltd.	5,799	345,651
Kolmar Korea Co. Ltd.	5,441	215,940
Kolon Industries, Inc.	9,565	307,726
Korea Aerospace Industries Ltd.	10,404	340,496
Korea Line Corp.(a)	79,369	98,142
Korea Petrochemical Ind Co. Ltd.	2,143	252,454
Korean Reinsurance Co.	25,906	170,143
Krafton, Inc.(a)	5,109	619,640
LG Energy Solution Ltd.(a)(b)	1,807	515,789
LG Uplus Corp.	81,509	610,163
LIG Nex1 Co. Ltd.	2,656	171,291
LOTTE Chilsung Beverage Co. Ltd.	1,345	144,902
LOTTE Corp.	15,488	298,166
LOTTE Fine Chemical Co. Ltd.	6,085	252,312
LOTTE Shopping Co. Ltd.	6,059	323,464
LS Corp.(b)	10,989	637,102
LS Electric Co. Ltd.	7,948	376,641
LX International Corp.	27,020	497,166
LX Semicon Co. Ltd.	3,011	159,629
Mirae Asset Securities Co. Ltd.	61,623	301,145
Mirae Asset Securities Co. Ltd., Second Pfd.	34,100	88,371
Netmarble Corp.(a)(c)	4,632	132,387
NH Investment & Securities Co. Ltd.	48,443	347,213
NongShim Co. Ltd.	1,153	379,481
OCI Co. Ltd.(a)	2,815	217,188
OCI Holdings Co. Ltd.	6,224	448,406
Orion Corp.	4,246	376,640
Pan Ocean Co. Ltd.	70,197	223,499
Partron Co. Ltd.	25,072	160,952
Poongsan Corp.	15,165	403,674
POSCO Future M Co. Ltd.	1,075	188,247
S-1 Corp.	5,712	230,925
Samchully Co. Ltd.	822	56,299
Samsung Biologics Co. Ltd.(a)(c)	428	224,688
Samsung Card Co. Ltd.	7,645	177,462
Samsung SDS Co. Ltd.	8,317	851,068
Samsung Securities Co. Ltd.	31,370	819,933
SD Biosensor, Inc.	8,901	63,534
Seah Besteel Holdings Corp.	14,038	226,076
SeAH Steel Holdings Corp.	1,200	177,705
Sebang Global Battery Co. Ltd.	4,149	151,607
Seegene, Inc.	9,144	129,183
SFA Engineering Corp.	7,794	160,722
SK Chemicals Co. Ltd.	4,845	202,331
SK IE Technology Co. Ltd.(a)(c)	3,166	139,013
SKC Co. Ltd.	5,034	293,344
SL Corp.	7,800	171,530
Soulbrain Co. Ltd.	891	153,058
SSANGYONG C&E Co. Ltd.(b)	43,664	180,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
South Korea-(continued)
Sungwoo Hitech Co. Ltd.	56,577	$330,108
TKG Huchems Co. Ltd.	9,358	151,399
UNID Co. Ltd.	2,155	121,588
WONIK IPS Co. Ltd.	7,389	164,133
Young Poong Corp.	334	116,110
Youngone Corp.	8,022	322,531
Yuhan Corp.	7,759	329,767

		39,071,818

Spain-1.43%
Almirall S.A.	18,315	166,293
Applus Services S.A.	57,753	607,397
Atresmedia Corp. de Medios de Comunicacion S.A.	44,778	167,455
Befesa S.A.(b)(c)	6,838	199,053
CIE Automotive S.A.(b)	12,580	319,927
Construcciones y Auxiliar de Ferrocarriles S.A.(b)	8,293	247,193
Corp ACCIONA Energias Renovables S.A.(b)	7,875	212,925
Ebro Foods S.A.(b)	8,903	151,320
EDP Renovaveis S.A.(b)	27,967	449,034
Ence Energia y Celulosa S.A.(b)	41,459	123,666
Faes Farma S.A.	46,116	144,528
Fluidra S.A.(b)	19,629	344,829
Gestamp Automocion S.A.(c)	64,383	236,279
Indra Sistemas S.A.	50,644	709,282
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros(b)	185,899	159,947
Melia Hotels International S.A.(a)(b)	30,766	170,566
Obrascon Huarte Lain S.A.(a)	338,991	139,026
Prosegur Cia de Seguridad S.A.	58,213	86,882
Sacyr S.A.(b)	224,133	645,813
Tecnicas Reunidas S.A.(a)(b)	29,333	257,806
Unicaja Banco S.A.(b)(c)	543,197	563,825
Vidrala S.A.(b)	2,963	219,546
Vidrala S.A., Rts., expiring 11/30/2023(a)	2,963	10,915
Viscofan S.A.	7,724	445,769

		6,779,276

Sweden-3.91%
AAK AB	33,908	643,401
AddLife AB, Class B	13,990	91,032
AddTech AB, Class B	14,210	207,821
AFRY AB	23,862	249,883
Ambea AB(c)	55,178	204,757
Arjo AB, Class B	73,860	246,318
Atrium Ljungberg AB, Class B(b)	12,030	184,553
Avanza Bank Holding AB(b)	10,134	170,523
Axfood AB(b)	29,669	654,847
Beijer Ref AB(b)	17,125	162,013
Betsson AB, Class B(a)	35,371	355,209
BHG Group AB(a)(b)	101,229	89,245
Bonava AB, Class B(a)(b)	73,688	115,024
Bravida Holding AB(c)	34,473	215,058
Bure Equity AB(b)	8,820	175,727
Catena AB(b)	4,246	140,233
Cibus Nordic Real Estate AB	13,211	123,624
Cint Group AB(a)(b)	96,379	62,325
Clas Ohlson AB, Class B(b)	32,238	337,596
Cloetta AB, Class B	78,353	125,461
Coor Service Management Holding AB(c)	23,295	80,231

	Shares	Value
Sweden-(continued)
Corem Property Group AB, Class B(b)	249,386	$160,489
Corem Property Group AB, Preference Shares	5,040	77,319
Dios Fastigheter AB(b)	31,089	167,930
Electrolux Professional AB, Class B(b)	29,500	118,975
Elekta AB, Class B(b)	91,905	624,345
EQT AB(b)	17,893	324,944
Evolution AB(c)	6,462	573,692
Fabege AB(b)	87,263	648,733
Granges AB	19,909	191,202
Hexpol AB	59,776	528,066
Hufvudstaden AB, Class A	24,514	260,660
Indutrade AB(b)	26,854	473,860
Instalco AB(b)(c)	33,718	94,098
Intrum AB(b)	62,259	318,744
Investment AB Latour, Class B(b)	12,675	218,668
Inwido AB	18,712	190,760
JM AB(b)	29,712	315,931
L E Lundbergforetagen AB, Class B(b)	14,643	595,935
Lagercrantz Group AB, Class B(b)	13,550	123,340
Lifco AB, Class B	15,699	286,365
Lindab International AB	20,564	316,025
Loomis AB	20,844	539,913
Modern Times Group MTG AB, Class B(a)	22,747	181,912
Mycronic AB	8,968	195,853
NCC AB, Class B(b)	40,178	410,675
New Wave Group AB, Class B	18,080	117,662
NIBE Industrier AB, Class B(b)	68,500	393,490
Nolato AB, Class B(b)	43,533	192,092
Nordnet AB publ(b)	11,684	164,708
Nyfosa AB(b)	41,558	200,116
Pandox AB	23,939	234,834
Peab AB, Class B	66,764	247,871
Ratos AB, Class B(b)	63,354	175,898
Saab AB, Class B	16,177	828,205
Sagax AB, Class B	13,505	243,564
Sagax AB, Class D	9,382	21,077
Samhallsbyggnadsbolaget i Norden AB, Class B(b)	419,490	121,481
Samhallsbyggnadsbolaget i Norden AB, Class D	22,919	7,155
Scandic Hotels Group AB(a)(c)	72,036	242,105
Stillfront Group AB(a)	123,909	127,928
Storskogen Group AB, Class B(b)	507,170	298,964
Sweco AB, Class B(b)	29,953	274,794
Swedish Orphan Biovitrum AB(a)	29,116	597,818
Thule Group AB(c)	27,814	630,583
Viaplay Group AB, Class B(a)(b)	18,160	38,717
Vitrolife AB(b)	6,240	81,039
VNV Global AB(a)(b)	59,371	75,511
Wallenstam AB, Class B(b)	77,552	261,268
Wihlborgs Fastigheter AB	68,077	439,623

		18,589,818

Switzerland-3.00%
Accelleron Industries AG	9,964	244,597
Allreal Holding AG	3,737	598,708
ALSO Holding AG	1,720	436,591
Aryzta AG(a)	283,838	518,678
Bachem Holding AG(b)	1,666	120,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
Switzerland-(continued)
Banque Cantonale Vaudoise(b)	6,948	$783,325
Belimo Holding AG(b)	677	283,432
BKW AG	3,758	630,153
Bucher Industries AG	1,411	501,420
Burckhardt Compression Holding AG	336	169,837
Bystronic AG(b)	224	106,825
Cembra Money Bank AG(b)	8,284	568,470
Daetwyler Holding AG, BR(b)	1,038	182,267
DocMorris AG(a)(b)	3,018	124,560
dormakaba Holding AG(a)	1,046	475,846
EFG International AG(a)	23,164	276,935
Emmi AG	355	334,696
EMS-Chemie Holding AG(b)	899	612,472
Flughafen Zureich AG	3,124	580,826
Forbo Holding AG(b)	229	251,635
Huber + Suhner AG(b)	2,321	158,380
Implenia AG(b)	6,123	190,408
Inficon Holding AG	220	238,119
Interroll Holding AG, Class R	51	133,658
IWG PLC(a)	185,689	297,428
Komax Holding AG, Class R(b)	472	93,254
Landis+Gyr Group AG(a)	5,032	371,573
Leonteq AG(a)	2,659	113,805
Mobilezone Holding AG(b)	11,704	177,480
Mobimo Holding AG	1,006	277,464
OC Oerlikon Corp. AG	66,906	265,551
Schweiter Technologies AG	191	106,618
SFS Group AG	3,072	305,158
Siegfried Holding AG(a)	349	275,925
Stadler Rail AG(b)	11,755	396,806
Straumann Holding AG	4,321	507,808
Sulzer AG	5,383	441,855
Swissquote Group Holding S.A.	772	147,520
Tecan Group AG, Class R(a)	941	269,256
Temenos AG	5,957	426,393
Valiant Holding AG	2,050	223,010
VAT Group AG(b)(c)	1,937	682,595
Vontobel Holding AG, Class R(b)	4,639	270,169
Zehnder Group AG	2,200	113,620

		14,285,218

Taiwan-0.02%
FIT Hon Teng Ltd.(a)(c)	560,443	75,207

Turkey-0.21%
Eldorado Gold Corp.(a)	93,605	1,011,399

Ukraine-0.02%
Ferrexpo PLC(a)	122,079	112,214

United Arab Emirates-0.08%
Network International Holdings PLC(a)(c)	54,729	257,542
Shelf Drilling Ltd.(a)(c)	46,231	123,733

		381,275

United Kingdom-7.01%
4imprint Group PLC	2,557	155,760
888 Holdings PLC(a)(b)	192,536	190,644
Allfunds Group PLC	53,325	271,564
Ascential PLC(a)(b)	73,297	232,851
Ashmore Group PLC(b)	129,462	266,277
ASOS PLC(a)(b)	61,489	295,023
Assura PLC	744,825	370,019

	Shares	Value
United Kingdom-(continued)
Aston Martin Lagonda Global Holdings PLC(a)(c)	74,502	$197,805
Auto Trader Group PLC(c)	66,599	502,020
Babcock International Group PLC(a)	130,648	619,554
Balanced Commercial Property Trust Ltd.	135,831	104,169
Big Yellow Group PLC	35,961	416,732
Bodycote PLC	30,766	214,292
Britvic PLC	72,685	739,113
Capricorn Energy PLC	38,280	72,463
Chemring Group PLC	57,087	193,616
Clarkson PLC	4,833	155,119
Close Brothers Group PLC	30,271	292,757
Coats Group PLC	263,027	215,759
Computacenter PLC	23,920	744,801
ConvaTec Group PLC(c)	286,753	710,536
Cranswick PLC	9,247	392,054
Crest Nicholson Holdings PLC	73,909	143,496
Currys PLC(b)	294,105	159,740
Dechra Pharmaceuticals PLC	8,736	403,675
Deliveroo PLC(a)(b)(c)	257,286	405,865
Diploma PLC	10,696	368,865
DiscoverIE Group PLC	15,765	118,032
Domino’s Pizza Group PLC	72,629	302,292
Dr. Martens PLC	87,115	123,046
Dunelm Group PLC	24,515	290,189
Elementis PLC(a)	135,439	194,589
EnQuest PLC(a)(b)	1,273,627	249,750
Essentra PLC	53,903	97,197
FDM Group Holdings PLC	14,285	75,664
Firstgroup PLC	203,008	388,971
Forterra PLC(c)	76,478	124,912
Frasers Group PLC(a)	38,730	377,385
Future PLC	12,233	131,296
Games Workshop Group PLC	3,624	434,258
Genuit Group PLC	58,412	188,187
Genus PLC(b)	7,714	200,129
Grainger PLC	177,885	490,854
Great Portland Estates PLC	70,056	331,537
Greggs PLC	16,024	460,831
Halfords Group PLC	86,569	210,725
Hammerson PLC	1,320,414	353,138
Hargreaves Lansdown PLC	73,415	629,478
Hays PLC	462,673	539,535
Hill & Smith PLC	9,117	182,319
Hilton Food Group PLC	21,898	173,516
Hunting PLC	47,032	165,221
Ibstock PLC(b)(c)	129,979	193,211
Indivior PLC(a)	11,940	228,195
J D Wetherspoon PLC(a)	38,857	297,995
John Wood Group PLC(a)	255,427	439,816
Jupiter Fund Management PLC	162,659	154,942
Just Group PLC	144,943	132,966
Lancashire Holdings Ltd.	48,951	337,390
Liontrust Asset Management PLC	11,090	75,226
LondonMetric Property PLC	256,777	515,364
LXI REIT PLC(c)	173,128	180,146
Marshalls PLC(b)	60,492	151,066
Mitchells & Butlers PLC(a)	70,821	178,235
Mitie Group PLC	244,425	292,149
Mobico Group PLC	272,268	206,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

	Shares	Value
United Kingdom-(continued)
Molten Ventures PLC(a)	51,878	$148,188
Moneysupermarket.com Group PLC	133,042	418,129
Morgan Advanced Materials PLC	45,783	125,000
Ninety One PLC(b)	80,603	154,634
Ocado Group PLC(a)(b)	76,832	433,808
Oxford Instruments PLC	5,336	116,679
PageGroup PLC	80,507	366,928
Paragon Banking Group PLC	84,453	454,599
Pepco Group N.V.(a)(c)	25,809	104,424
Petershill Partners PLC(b)(c)	119,738	214,457
Petrofac Ltd.(a)(b)	369,439	210,699
Pets at Home Group PLC	131,519	448,134
Playtech PLC(a)	51,340	244,584
Premier Foods PLC	110,724	157,468
Primary Health Properties PLC	327,931	357,140
QinetiQ Group PLC	127,236	511,046
Quilter PLC(b)(c)	586,282	568,428
Rathbones Group PLC	8,098	147,201
Redde Northgate PLC	62,797	256,036
Redrow PLC	134,066	791,613
Renewi PLC(a)	26,030	185,411
Renishaw PLC	4,107	153,696
Restaurant Group PLC (The)(a)(b)	358,673	295,523
Rightmove PLC	48,254	276,960
Rotork PLC	139,867	496,945
S4 Capital PLC(a)(b)	92,133	70,936
Safestore Holdings PLC	35,040	290,619
Saga PLC(a)	77,239	103,286
Savills PLC	35,869	342,761
Serco Group PLC	436,797	757,945
Shaftesbury Capital PLC	200,855	253,477
Softcat PLC	17,547	269,349
Spirent Communications PLC	95,872	113,137
SSP Group PLC(a)	187,490	409,518
Supermarket Income REIT PLC	162,334	143,011
Synthomer PLC(a)(b)	31,879	73,305
Telecom Plus PLC	13,553	253,925
THG PLC(a)(b)	648,222	549,981
TP ICAP Group PLC	144,364	275,206
Tritax EuroBox PLC(c)	207,948	113,551
Tyman PLC	50,340	148,437
UK Commercial Property REIT Ltd.	203,980	130,443
UNITE Group PLC (The)	61,046	643,353
Urban Logistics REIT PLC	98,912	125,066
Vesuvius PLC	36,487	178,429

	Shares	Value
United Kingdom-(continued)
Victrex PLC	23,719	$396,326
Warehouse REIT PLC(c)	121,144	106,577
Watches of Switzerland Group PLC(a)(b)(c)	31,769	193,136
WH Smith PLC	18,513	260,590
Wise PLC, Class A(a)	20,408	164,830
Workspace Group PLC	35,050	205,087
XP Power Ltd.(b)	4,392	58,411

		33,319,233

United States-0.97%
Argonaut Gold, Inc.(a)	486,045	175,057
Brookfield Renewable Corp., Class A	22,998	522,663
Carnival PLC(a)	48,021	487,962
Diversified Energy Co. PLC(b)(c)	209,818	170,203
Galaxy Digital Holdings Ltd.(a)(b)	46,005	208,775
JS Global Lifestyle Co. Ltd.(b)(c)	240,483	37,803
Oracle Corp.	6,860	483,319
Primo Water Corp.	38,523	501,985
Reliance Worldwide Corp. Ltd.	180,374	398,571
RHI Magnesita N.V.	6,145	191,338
Samsonite International S.A.(a)(c)	217,708	673,329
Sims Ltd.	63,624	502,739
Sinch AB(a)(b)(c)	151,147	238,152

		4,591,896

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.84% (Cost $529,538,014)		474,704,251

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.35%
Invesco Private Government Fund, 5.32%(e)(f)(g)	20,432,049	20,432,049
Invesco Private Prime Fund, 5.53%(e)(f)(g)	52,547,733	52,552,988

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $72,982,192)		72,985,037

TOTAL INVESTMENTS IN SECURITIES-115.19% (Cost $602,520,206)		547,689,288
OTHER ASSETS LESS LIABILITIES-(15.19)%		(72,223,041)

NET ASSETS-100.00%		$475,466,247

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Wts.-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $21,357,870, which represented 4.49% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$599,917	$17,730,330	$(18,330,247)	$-	$-	$-	$10,602

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	22,006,479	98,460,273	(100,034,703)	-	-	20,432,049	1,098,466	*

Invesco Private Prime Fund	55,915,444	205,657,129	(209,018,644)	4,872	(5,813)	52,552,988	2,939,071	*

Total	$78,521,840	$321,847,732	$(327,383,594)	$4,872	$(5,813)	$72,985,037	$4,048,139

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco FTSE RAFI Emerging Markets ETF (PXH)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Brazil-16.30%
Ambev S.A.	1,464,177	$3,733,753
B3 S.A. - Brasil, Bolsa, Balcao	1,347,782	2,966,564
Banco Bradesco S.A.	1,171,016	2,853,815
Banco Bradesco S.A., Preference Shares	3,924,506	10,887,138
Banco do Brasil S.A.	708,648	6,794,196
Banco Santander Brasil S.A., Series CPO	303,700	1,621,179
Braskem S.A., Class A, Preference Shares(a)	313,309	998,389
BRF S.A.(a)	1,413,100	2,989,843
CCR S.A.	592,600	1,407,763
Centrais Eletricas Brasileiras S.A.	485,362	3,353,165
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	101,300	772,355
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	134,792	1,560,145
Cia Energetica de Minas Gerais	175,405	535,641
Cia Energetica de Minas Gerais, Preference Shares	694,568	1,616,940
Cia Paranaense de Energia	234,700	365,802
Cia Paranaense de Energia, Class B, Preference Shares	969,480	1,612,916
Cia Siderurgica Nacional S.A.	426,982	995,699
Cielo S.A.	1,138,022	794,336
Cogna Educacao S.A.(a)	2,324,000	1,106,008
Cosan S.A.	433,965	1,355,334
Embraer S.A.(a)	348,567	1,215,803
Energisa S.A.	143,600	1,327,225
Equatorial Energia S.A.	284,800	1,784,589
Gerdau S.A., Preference Shares	617,862	2,667,233
Grupo Casas Bahia S.A.(a)	2,640,100	235,583
IRB Brasil Resseguros S.A.(a)	260,100	2,098,645
Itau Unibanco Holding S.A.	250,200	1,127,215
Itau Unibanco Holding S.A., Preference Shares	2,712,005	14,423,156
Itausa S.A., Preference Shares	1,225,553	2,099,698
Klabin S.A.	301,100	1,277,720
Lojas Renner S.A.	287,010	697,748
Marfrig Global Foods S.A.	936,200	1,199,257
Metalurgica Gerdau S.A., Preference Shares	975,500	1,998,198
Natura & Co. Holding S.A.(a)	466,200	1,178,673
Petroleo Brasileiro S.A.	3,188,719	23,926,458
Petroleo Brasileiro S.A., Preference Shares	4,792,045	33,011,232
Sendas Distribuidora S.A.	272,500	591,146
Suzano S.A.	189,468	1,937,510
Telefonica Brasil S.A.	289,443	2,596,550
TIM S.A.	430,966	1,296,402
Ultrapar Participacoes S.A.	920,492	3,732,711
Usinas Siderurgicas de Minas Gerais S.A. Usiminas	224,400	295,462
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	588,500	771,363

	Shares	Value
Brazil-(continued)
Vale S.A.	1,742,461	$23,840,930
Vibra Energia S.A.	1,201,298	4,714,195

		178,365,683

Canada-0.05%
Canadian Solar, Inc.(a)(b)	27,689	553,226

Chile-0.44%
Banco de Chile	15,730,130	1,610,854
Banco Santander Chile	32,123,439	1,395,987
Falabella S.A.	500,753	1,016,396
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	16,131	777,895

		4,801,132

China-36.20%
Agile Group Holdings Ltd.(a)(b)	4,107,705	393,730
Agricultural Bank of China Ltd., A Shares	6,430,611	3,154,629
Agricultural Bank of China Ltd., H Shares	30,138,327	11,131,529
Alibaba Group Holding Ltd.(a)	3,207,904	32,818,638
Aluminum Corp. of China Ltd., A Shares	470,000	398,191
Aluminum Corp. of China Ltd., H Shares	2,047,501	1,096,418
Anhui Conch Cement Co. Ltd., A Shares	195,300	645,565
Anhui Conch Cement Co. Ltd., H Shares	851,458	2,124,129
ANTA Sports Products Ltd.	104,957	1,185,102
Baidu, Inc., A Shares(a)	534,863	7,020,222
Bank of Beijing Co. Ltd., A Shares	1,626,200	1,013,306
Bank of China Ltd., A Shares	1,552,200	827,207
Bank of China Ltd., H Shares	38,084,733	13,336,422
Bank of Communications Co. Ltd., A Shares	2,861,493	2,201,419
Bank of Communications Co. Ltd., H Shares	7,652,492	4,528,160
Baoshan Iron & Steel Co. Ltd., A Shares	1,235,200	1,056,606
BYD Co. Ltd., A Shares	8,200	267,286
BYD Co. Ltd., H Shares	53,810	1,632,607
CGN Power Co. Ltd., A Shares	254,200	103,165
CGN Power Co. Ltd., H Shares(c)	5,250,850	1,261,611
China CITIC Bank Corp. Ltd., A Shares	461,401	339,205
China CITIC Bank Corp. Ltd., H Shares	6,137,584	2,737,542
China Coal Energy Co. Ltd., A Shares	209,800	246,550
China Coal Energy Co. Ltd., H Shares	1,237,693	971,223
China Conch Venture Holdings Ltd.	494,076	408,541
China Construction Bank Corp., A Shares	274,900	235,529
China Construction Bank Corp., H Shares	38,655,826	21,934,906
China Energy Engineering Corp. Ltd., A Shares	1,633,500	486,606
China Energy Engineering Corp. Ltd., H Shares	3,532,746	383,768
China Everbright Bank Co. Ltd., A Shares	3,871,300	1,571,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2023

	Shares	Value
China-(continued)
China Everbright Bank Co. Ltd., H Shares	3,717,916	$1,059,601
China Feihe Ltd.(c)	1,372,304	852,363
China Gas Holdings Ltd.	1,131,422	1,016,524
China Hongqiao Group Ltd.(b)	1,635,632	1,530,152
China Life Insurance Co. Ltd., H Shares	2,332,442	3,159,763
China Longyuan Power Group Corp. Ltd., H Shares	673,477	570,656
China Mengniu Dairy Co. Ltd.(a)	547,180	1,786,730
China Merchants Bank Co. Ltd., A Shares	583,949	2,454,499
China Merchants Bank Co. Ltd., H Shares	1,577,098	6,006,380
China Minsheng Banking Corp. Ltd., A Shares	2,672,245	1,358,379
China Minsheng Banking Corp. Ltd., H Shares	6,879,786	2,286,052
China National Building Material Co. Ltd., H Shares	2,357,633	1,120,875
China Overseas Land & Investment Ltd.	2,471,002	4,667,511
China Pacific Insurance (Group) Co. Ltd., A Shares	273,600	1,037,482
China Pacific Insurance (Group) Co. Ltd., H Shares	1,508,323	3,716,544
China Petroleum & Chemical Corp., A Shares	2,304,200	1,719,153
China Petroleum & Chemical Corp., H Shares	24,926,591	12,742,679
China Power International Development Ltd.(b)	2,686,529	1,043,766
China Railway Group Ltd., A Shares	1,907,900	1,577,294
China Railway Group Ltd., H Shares	5,497,115	2,592,382
China Resources Beer Holdings Co. Ltd.	133,141	704,450
China Resources Gas Group Ltd.	300,848	890,094
China Resources Land Ltd.	1,394,415	5,221,527
China Resources Pharmaceutical Group Ltd.(c)	1,269,691	788,628
China Resources Power Holdings Co. Ltd.	1,090,269	2,112,374
China Shenhua Energy Co. Ltd., A Shares	258,300	1,070,176
China Shenhua Energy Co. Ltd., H Shares	1,715,955	5,263,262
China State Construction Engineering Corp. Ltd., A Shares	4,059,622	2,873,538
China State Construction International Holdings Ltd.	784,243	839,910
China Taiping Insurance Holdings Co. Ltd.	865,191	798,338
China Tower Corp. Ltd., H Shares(c)	15,506,958	1,446,729
China United Network Communications Ltd., A Shares	1,507,500	918,743
China Vanke Co. Ltd., A Shares	659,000	1,020,274
China Vanke Co. Ltd., H Shares	1,872,345	1,751,599
China Yangtze Power Co. Ltd., A Shares	373,000	1,150,382
Chongqing Rural Commercial Bank Co. Ltd., A Shares	403,100	234,101
Chongqing Rural Commercial Bank Co. Ltd., H Shares	2,789,240	1,055,153

	Shares	Value
China-(continued)
CITIC Ltd.	1,229,486	$1,044,920
CITIC Securities Co. Ltd., A Shares	216,700	642,866
CITIC Securities Co. Ltd., H Shares	573,815	1,116,155
COSCO SHIPPING Holdings Co. Ltd., A Shares	465,380	621,304
COSCO SHIPPING Holdings Co. Ltd., H Shares	1,653,403	1,679,901
Country Garden Holdings Co. Ltd.(a)(b)	25,515,488	2,282,652
Country Garden Services Holdings Co. Ltd.(b)	483,654	422,794
CRRC Corp. Ltd., A Shares	950,900	693,869
CRRC Corp. Ltd., H Shares	2,253,470	938,874
CSPC Pharmaceutical Group Ltd.	1,422,497	1,241,681
ENN Energy Holdings Ltd.	176,002	1,343,982
GCL Technology Holdings Ltd.	6,440,008	946,503
Geely Automobile Holdings Ltd.	2,085,982	2,364,678
Greentown China Holdings Ltd.	810,728	786,420
Guangdong Investment Ltd.	998,784	681,633
Haier Smart Home Co. Ltd., A Shares	103,300	313,651
Haier Smart Home Co. Ltd., H Shares	553,532	1,584,633
Haitong Securities Co. Ltd., A Shares	342,200	456,853
Haitong Securities Co. Ltd., H Shares	1,739,098	997,949
Hengan International Group Co. Ltd.	285,285	955,252
Huaneng Power International, Inc., A Shares(a)	315,100	327,669
Huaneng Power International, Inc., H Shares(a)	2,687,344	1,257,020
Huatai Securities Co. Ltd., A Shares	226,700	496,577
Huatai Securities Co. Ltd., H Shares(c)	746,874	977,429
Huaxia Bank Co. Ltd., A Shares	1,460,892	1,117,912
Industrial & Commercial Bank of China Ltd., A Shares	3,276,912	2,118,008
Industrial & Commercial Bank of China Ltd., H Shares	49,039,297	23,565,135
Industrial Bank Co. Ltd., A Shares	1,153,526	2,377,007
JD.com, Inc., A Shares	642,621	8,196,403
Jiangxi Copper Co. Ltd., A Shares	134,500	337,256
Jiangxi Copper Co. Ltd., H Shares	1,111,963	1,574,592
JinkoSolar Holding Co. Ltd., ADR(a)(b)	21,768	709,419
KE Holdings, Inc., ADR(b)	89,112	1,310,837
Kuaishou Technology(a)(c)	138,273	889,764
Kweichow Moutai Co. Ltd., A Shares	5,600	1,289,084
Li Ning Co. Ltd.	123,009	377,299
Longfor Group Holdings Ltd.(c)	1,300,646	1,891,643
Lufax Holding Ltd., ADR	818,567	781,568
Meituan, B Shares(a)(c)	273,955	3,872,329
Metallurgical Corp. of China Ltd., A Shares	1,134,800	513,274
Metallurgical Corp. of China Ltd., H Shares	3,164,046	626,776
NetEase, Inc.	270,230	5,812,400
New China Life Insurance Co. Ltd., A Shares	107,000	488,351
New China Life Insurance Co. Ltd., H Shares	705,393	1,545,183
New Oriental Education & Technology Group, Inc.(a)	264,674	1,731,885
Nine Dragons Paper Holdings Ltd	1,518,828	863,787
NIO, Inc., A shares(a)	95,557	707,097
PDD Holdings, Inc., ADR(a)	10,338	1,048,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2023

	Shares	Value
China-(continued)
People’s Insurance Co. (Group) of China Ltd. (The), A Shares	502,600	$366,746
People’s Insurance Co. (Group) of China Ltd. (The), H Shares	5,527,333	1,822,524
PetroChina Co. Ltd., A Shares	1,574,100	1,531,489
PetroChina Co. Ltd., H Shares	18,728,270	12,206,909
PICC Property & Casualty Co. Ltd., H Shares	3,573,767	4,083,209
Ping An Bank Co. Ltd., A Shares	761,900	1,089,009
Ping An Insurance (Group) Co. of China Ltd., A Shares	480,144	2,982,652
Ping An Insurance (Group) Co. of China Ltd., H Shares	3,823,549	19,595,163
Poly Developments and Holdings Group Co. Ltd., A Shares	514,800	775,214
Postal Savings Bank of China Co. Ltd., A Shares	1,017,200	635,220
Postal Savings Bank of China Co. Ltd., H Shares(c)	6,531,638	2,980,082
Qifu Technology, Inc., ADR(b)	51,580	762,868
SAIC Motor Corp. Ltd., A Shares	809,556	1,606,257
Seazen Group Ltd.(a)	4,342,510	704,827
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	120,500	296,882
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	525,888	764,845
Shanghai Pudong Development Bank Co. Ltd., A Shares	2,585,505	2,409,525
Shenzhou International Group Holdings Ltd.	121,072	1,187,572
Sino Biopharmaceutical Ltd.	2,232,941	867,538
Sinopharm Group Co. Ltd., H Shares	525,415	1,255,689
Sinotruk Hong Kong Ltd.	519,623	977,539
Sunny Optical Technology Group Co. Ltd.	100,401	841,102
TAL Education Group, ADR(a)	130,851	1,147,563
Tencent Holdings Ltd.	616,333	22,779,887
Tencent Music Entertainment Group, ADR(a)(b)	117,539	853,333
Tingyi Cayman Islands Holding Corp.	832,182	1,103,960
Trip.com Group Ltd.(a)	98,013	3,367,060
Vipshop Holdings Ltd., ADR(a)	182,768	2,606,272
Weichai Power Co. Ltd., A Shares	247,000	468,477
Weichai Power Co. Ltd., H Shares	1,075,824	1,608,663
Wuxi Biologics Cayman, Inc.(a)(c)	153,970	956,335
Xiaomi Corp., B Shares(a)(c)	4,178,101	7,486,258
Xinyi Solar Holdings Ltd.	769,435	452,343
Yankuang Energy Group Co. Ltd., A Shares	56,900	151,773
Yankuang Energy Group Co. Ltd., H Shares	1,214,841	2,111,525
Yuexiu Property Co. Ltd.	824,484	857,718
Yum China Holdings, Inc.	57,042	2,984,561
Zhongsheng Group Holdings Ltd.	242,145	558,277
Zijin Mining Group Co. Ltd., A Shares	254,500	432,623
Zijin Mining Group Co. Ltd., H Shares	1,025,196	1,593,229
ZTO Express (Cayman), Inc.	49,183	1,150,910

		396,283,397

	Shares	Value
India-12.13%
Axis Bank Ltd.	404,519	$4,770,393
Bajaj Finance Ltd.	12,814	1,153,162
Bank of Baroda	511,766	1,205,981
Bharat Petroleum Corp. Ltd.	368,705	1,546,627
Bharti Airtel Ltd.	306,671	3,368,054
Bharti Airtel Ltd.	24,182	156,056
Coal India Ltd.	865,004	3,264,852
GAIL (India) Ltd.	1,458,689	2,093,634
Grasim Industries Ltd.	67,118	1,520,940
HCL Technologies Ltd.	107,023	1,640,204
Hero MotoCorp Ltd.	47,927	1,777,775
Hindalco Industries Ltd.	699,378	3,859,825
Hindustan Petroleum Corp. Ltd.(a)	411,659	1,224,711
Hindustan Unilever Ltd.	77,139	2,301,419
ICICI Bank Ltd.	201,449	2,214,738
Indiabulls Housing Finance Ltd.	764,303	1,486,218
Indian Oil Corp. Ltd.	1,540,693	1,659,888
Infosys Ltd.	468,239	7,695,747
ITC Ltd.	448,854	2,309,536
Jindal Steel & Power Ltd.	126,488	962,879
Jio Financial Services Ltd.(a)	606,740	1,595,941
JSW Steel Ltd.	263,650	2,331,751
Larsen & Toubro Ltd.	133,259	4,688,063
Mahindra & Mahindra Ltd.	192,859	3,378,674
Maruti Suzuki India Ltd.	17,592	2,195,821
NTPC Ltd.	1,246,332	3,529,780
Oil & Natural Gas Corp. Ltd.	1,482,983	3,315,655
Power Finance Corp. Ltd.	1,164,042	3,447,719
Power Grid Corp. of India Ltd.	1,484,903	3,605,304
REC Ltd.	1,136,831	3,926,946
Reliance Industries Ltd.	611,431	16,801,753
Shriram Finance Ltd.	65,975	1,489,610
State Bank of India	594,141	4,035,809
Steel Authority of India Ltd.	1,302,771	1,312,022
Sun Pharmaceutical Industries Ltd.	107,445	1,404,833
Tata Consultancy Services Ltd.	119,461	4,833,537
Tata Motors Ltd.	890,338	6,722,549
Tata Motors Ltd., Class A	568,779	2,869,897
Tata Power Co. Ltd. (The)	401,735	1,154,897
Tata Steel Ltd.	4,702,332	6,706,826
Tech Mahindra Ltd.	137,296	1,868,596
UltraTech Cement Ltd.	12,784	1,293,198
UPL Ltd.	147,832	959,697
Vedanta Ltd.	830,391	2,160,286
Wipro Ltd.	195,248	895,350

		132,737,153

Indonesia-1.92%
PT Adaro Energy Indonesia Tbk	6,162,034	993,063
PT Astra International Tbk	5,275,036	1,917,742
PT Bank Central Asia Tbk	5,945,651	3,275,067
PT Bank Mandiri (Persero) Tbk	9,364,824	3,345,633
PT Bank Negara Indonesia (Persero) Tbk	4,965,436	1,497,289
PT Bank Rakyat Indonesia (Persero) Tbk	16,638,191	5,195,180
PT GoTo Gojek Tokopedia Tbk(a)	167,029,382	630,895
PT Telkom Indonesia (Persero) Tbk	14,512,534	3,188,464
PT United Tractors Tbk	618,866	978,848

		21,022,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2023

	Shares	Value
Malaysia-0.76%
CIMB Group Holdings Bhd.	2,078,000	$2,490,373
Malayan Banking Bhd.	995,600	1,884,838
Petronas Chemicals Group Bhd.	705,500	1,086,865
Public Bank Bhd.	2,289,700	1,999,192
Top Glove Corp. Bhd.(a)	5,358,300	815,357

		8,276,625

Mexico-3.39%
America Movil S.A.B. de C.V., Class B(a)	9,630,884	7,943,492
Arca Continental S.A.B. de C.V.	118,816	1,064,033
CEMEX S.A.B. de C.V., Series CPO(a)(b)(d)	8,600,200	5,159,262
Coca-Cola FEMSA S.A.B. de C.V., Series L	160,743	1,217,971
Fomento Economico Mexicano S.A.B. de C.V., Series CPO(e)	567,894	6,419,124
Grupo Bimbo S.A.B. de C.V., Series A	239,958	975,357
Grupo Financiero Banorte S.A.B. de C.V., Class O	753,330	6,105,758
Grupo Mexico S.A.B. de C.V., Class B	863,643	3,517,624
Grupo Televisa S.A.B., Series CPO(b)(f)	1,924,833	881,758
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,063,633	3,801,930

		37,086,309

Russia-0.00%
Aeroflot PJSC(a)(g)	1,684,800	0
Alrosa PJSC(a)(g)	1,976,600	0
Gazprom PJSC(a)(g)	9,643,940	0
Inter RAO UES PJSC(a)(g)	29,081,146	0
Lukoil PJSC(a)(g)	261,775	0
Magnit PJSC(a)(g)	55,179	0
MMC Norilsk Nickel PJSC(a)(g)	20,152	0
Mobile TeleSystems PJSC(a)(g)	921,186	0
Moscow Exchange MICEX-RTS PJSC(a)(g)	550,555	0
Novatek PJSC(a)(g)	298,686	0
Novolipetsk Steel PJSC(a)(g)	795,328	0
Rosneft Oil Co. PJSC(a)(g)	1,054,960	0
Sberbank of Russia PJSC(a)(g)	7,562,894	0
Severstal PAO(a)(g)	147,196	0
Sistema PJSFC(a)(g)	3,408,447	0
Surgutneftegas PJSC(a)(g)	3,493,738	0
Surgutneftegas PJSC, Preference Shares(a)(g)	3,804,484	0
Tatneft PJSC(a)(g)	753,855	0
Tatneft PJSC, Preference Shares(a)(g)	74,068	0
VTB Bank PJSC(a)(g)	3,563,458,267	0

		0

Saudi Arabia-2.57%
Al Rajhi Bank	264,141	4,724,347
Alinma Bank	175,344	1,537,695
Riyad Bank	131,649	931,677
SABIC Agri-Nutrients Co.	34,791	1,240,814
Saudi Arabian Mining Co.(a)	128,243	1,230,608
Saudi Arabian Oil Co.(c)	585,178	5,194,164
Saudi Basic Industries Corp.	219,689	4,509,024
Saudi National Bank (The)	558,388	4,993,581
Saudi Telecom Co.	369,663	3,783,735

		28,145,645

	Shares	Value
South Africa-3.99%
Absa Group Ltd.	306,312	$2,776,381
Anglo American Platinum Ltd.(b)	24,382	811,567
Bid Corp. Ltd.	97,508	2,056,537
Bidvest Group Ltd. (The)	87,106	1,225,773
Capitec Bank Holdings Ltd.(b)	12,994	1,147,051
Discovery Ltd.	155,662	1,067,644
Exxaro Resources Ltd.	104,623	1,043,389
FirstRand Ltd.(b)	1,285,950	4,214,498
Foschini Group Ltd. (The)(b)	169,149	908,683
Gold Fields Ltd.	224,918	2,981,046
Impala Platinum Holdings Ltd.(b)	231,665	959,931
Kumba Iron Ore Ltd.	38,601	1,016,805
MTN Group Ltd.	541,156	2,626,268
Naspers Ltd.	14,790	2,295,259
Nedbank Group Ltd.	147,888	1,582,230
Old Mutual Ltd.(b)	1,412,268	892,701
Sanlam Ltd.	514,549	1,794,220
Sasol Ltd.(b)	259,527	3,269,612
Shoprite Holdings Ltd.(b)	161,505	2,057,526
Sibanye Stillwater Ltd.(b)	1,807,020	2,303,729
SPAR Group Ltd. (The)(b)	157,557	945,498
Standard Bank Group Ltd.	366,763	3,578,047
Vodacom Group Ltd.	169,721	918,546
Woolworths Holdings Ltd.	329,957	1,221,307

		43,694,248

Taiwan-15.92%
ASE Technology Holding Co. Ltd.	1,674,884	5,860,932
Asustek Computer, Inc.	267,706	2,789,722
AUO Corp.(a)	4,473,244	2,151,460
Catcher Technology Co. Ltd.	298,000	1,667,551
Cathay Financial Holding Co. Ltd.(a)	2,905,919	3,933,092
Chailease Holding Co. Ltd.	255,141	1,380,523
China Airlines Ltd.	1,328,000	792,255
China Development Financial Holding Corp.(a)	3,449,000	1,201,594
China Steel Corp.	3,192,632	2,377,125
Chunghwa Telecom Co. Ltd.	1,162,039	4,155,897
Compal Electronics, Inc.	1,291,000	1,116,465
CTBC Financial Holding Co. Ltd.	4,031,663	3,026,699
Delta Electronics, Inc.	381,791	3,419,463
E.Sun Financial Holding Co. Ltd.	2,752,903	2,024,256
Eva Airways Corp.	932,000	787,322
Evergreen Marine Corp. Taiwan Ltd.	744,381	2,467,118
Far Eastern New Century Corp.	1,136,000	1,033,205
Far EasTone Telecommunications Co. Ltd.	500,000	1,170,032
First Financial Holding Co. Ltd.	1,738,139	1,387,939
Formosa Plastics Corp.	818,280	1,942,579
Fubon Financial Holding Co. Ltd.	1,670,496	3,095,323
Globalwafers Co. Ltd.	55,457	811,295
Hon Hai Precision Industry Co. Ltd.	3,806,635	11,325,429
Innolux Corp.	4,306,369	1,613,146
Largan Precision Co. Ltd.	30,000	1,914,598
Lite-On Technology Corp.	807,313	2,489,018
MediaTek, Inc.	284,049	7,373,802
Mega Financial Holding Co. Ltd.	1,976,287	2,236,156
Micro-Star International Co. Ltd.	310,000	1,577,000
Nan Ya Plastics Corp.	896,940	1,711,749
Novatek Microelectronics Corp.	178,000	2,494,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2023

	Shares	Value
Taiwan-(continued)
Pegatron Corp.	486,260	$1,130,384
Pou Chen Corp.	1,013,000	901,034
President Chain Store Corp.	149,000	1,182,904
Quanta Computer, Inc.	751,000	4,376,106
Realtek Semiconductor Corp.	116,000	1,435,918
Shanghai Commercial & Savings Bank Ltd. (The)	559,000	739,359
Shin Kong Financial Holding Co. Ltd.(a)	3,254,998	872,081
Sino-American Silicon Products, Inc.	203,000	1,023,293
SinoPac Financial Holdings Co. Ltd.	2,642,024	1,453,989
Synnex Technology International Corp.	467,000	989,145
Taishin Financial Holding Co. Ltd.	1,867,992	993,460
Taiwan Cement Corp.	2,664,136	2,648,941
Taiwan Cooperative Financial Holding Co. Ltd.	1,322,097	1,025,150
Taiwan Mobile Co. Ltd.	374,000	1,104,646
Taiwan Semiconductor Manufacturing Co. Ltd.	3,250,807	53,019,174
Unimicron Technology Corp.	235,000	1,036,072
Uni-President Enterprises Corp.	881,941	1,846,271
United Microelectronics Corp.	3,307,925	4,711,766
Walsin Lihwa Corp.	886,000	938,311
Wan Hai Lines Ltd.	391,000	556,935
Winbond Electronics Corp.	1,301,000	1,000,769
Winbond Electronics Corp., Rts., expiring 11/30/2023(a)	53,306	4,848
Wistron Corp.	1,396,875	3,850,181
Yageo Corp.	111,786	1,812,839
Yang Ming Marine Transport Corp.	1,308,136	1,697,935
Yuanta Financial Holding Co. Ltd.	2,061,750	1,544,644
Zhen Ding Technology Holding Ltd.	345,000	1,037,074

		174,260,224

Thailand-3.84%
Advanced Info Service PCL, NVDR	326,042	1,995,666
Bangchak Corp. PCL, NVDR	927,432	1,064,383
Bangkok Bank PCL, NVDR	419,281	1,837,289
Bangkok Dusit Medical Services PCL, NVDR	1,184,517	873,331
Banpu PCL, NVDR	4,329,177	915,399
Charoen Pokphand Foods PCL, NVDR	3,544,554	1,844,144
CP ALL PCL, NVDR	1,556,592	2,392,758
Indorama Ventures PCL, NVDR	969,196	639,075
IRPC PCL, NVDR	10,737,739	573,596
Kasikornbank PCL, NVDR	954,534	3,492,278
Krung Thai Bank PCL, NVDR	4,081,997	2,135,120
Land & Houses PCL, NVDR	3,598,925	755,982
PTT Exploration & Production PCL, NVDR	486,107	2,218,030

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

	Shares	Value
Thailand-(continued)
PTT Global Chemical PCL, NVDR	1,735,417	$1,665,768
PTT PCL, NVDR	10,708,506	9,906,318
SCB X PCL, NVDR	1,193,782	3,271,546
Siam Cement PCL (The), NVDR	433,777	3,475,768
Thai Oil PCL, NVDR	842,615	1,101,841
TMBThanachart Bank PCL, NVDR	24,658,711	1,145,720
True Corp. PCL, NVDR	4,641,810	781,330

		42,085,342

Turkey-1.78%
Akbank T.A.S.	2,718,890	2,831,061
BIM Birlesik Magazalar A.S.	215,266	2,069,518
Eregli Demir ve Celik Fabrikalari T.A.S.(a)	756,634	1,012,491
Haci Omer Sabanci Holding A.S.	756,301	1,430,123
KOC Holding A.S.	577,525	2,792,426
Turk Hava Yollari AO(a)	286,573	2,200,999
Turkcell Iletisim Hizmetleri A.S.(a)	844,402	1,432,568
Turkiye Is Bankasi A.S., Class C	2,517,440	1,866,764
Turkiye Petrol Rafinerileri A.S.	391,322	1,962,644
Yapi ve Kredi Bankasi A.S.	3,069,598	1,870,439

		19,469,033

United Kingdom-0.20%
AngloGold Ashanti PLC	121,955	2,241,090

United States-0.37%
JBS S.A.	1,020,522	4,053,352

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $1,166,159,771)		1,093,074,640

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.57%
Invesco Private Government Fund, 5.32%(h)(i)(j)	4,807,946	4,807,946
Invesco Private Prime Fund, 5.53%(h)(i)(j)	12,365,256	12,366,493

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,174,354)		17,174,439

TOTAL INVESTMENTS IN SECURITIES-101.43% (Cost $1,183,334,125)		1,110,249,079
OTHER ASSETS LESS LIABILITIES-(1.43)%		(15,680,080)

NET ASSETS-100.00%		$1,094,568,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $28,597,335, which represented 2.61% of the Fund’s Net Assets.

(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$8,531,729	$113,818,316	$(122,350,045)	$-	$-	$-	$173,533

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,383,737	54,597,884	(53,173,675)	-	-	4,807,946	315,463	*
Invesco Private Prime Fund	8,698,849	113,334,867	(109,669,148)	317	1,608	12,366,493	838,654	*

Total	$20,614,315	$281,751,067	$(285,192,868)	$317	$1,608	$17,174,439	$1,327,650

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Global Clean Energy ETF (PBD)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Austria-1.31%
Verbund AG	19,923	$ 1,726,807

Belgium-1.07%
Elia Group S.A./N.V.	14,941	1,415,810

Canada-5.19%
Ballard Power Systems, Inc.(a)	379,158	1,264,543
Boralex, Inc., Class A	67,359	1,252,322
Canadian Solar, Inc.(a)(b)	51,728	1,033,525
Innergex Renewable Energy, Inc.	171,813	1,056,930
Li-Cycle Holdings Corp.(a)(b)	368,744	494,117
NFI Group, Inc.	185,303	1,729,895

		6,831,332

Chile-0.93%
Sociedad Quimica y Minera de Chile S.A., ADR(b)	25,367	1,227,763

China-9.69%
China Datang Corp. Renewable Power Co. Ltd., H Shares(b)	5,180,817	1,171,951
Flat Glass Group Co. Ltd., H Shares(b)	635,716	1,139,066
Ganfeng Lithium Group Co. Ltd., H Shares(c)	301,231	1,079,867
JinkoSolar Holding Co. Ltd., ADR(a)(b)	48,276	1,573,315
NIO, Inc., ADR(a)(b)	143,940	1,050,762
Tianneng Power International Ltd.(b)	1,589,958	1,434,592
Xinyi Energy Holdings Ltd.(b)	7,301,060	1,278,334
Xinyi Solar Holdings Ltd.	1,850,803	1,088,068
XPeng, Inc., ADR(a)(b)	105,319	1,525,019
Yadea Group Holdings Ltd.(c)	777,517	1,420,966

		12,761,940

Denmark-4.23%
NKT A/S(a)(b)	29,896	1,498,748
Novozymes A/S, Class B(b)	35,955	1,612,064
Orsted A/S(c)	20,576	990,140
Vestas Wind Systems A/S(a)	68,123	1,468,899

		5,569,851

France-3.29%
Neoen S.A.(c)	55,107	1,449,213
Nexans S.A.	20,123	1,418,710
SPIE S.A.	55,639	1,460,852

		4,328,775

Germany-4.98%
Encavis AG(a)(b)	109,019	1,417,943
Nordex SE(a)(b)	133,375	1,399,342
SMA Solar Technology AG(a)	19,862	1,212,412
VERBIO Vereinigte BioEnergie AG(b)	34,455	1,160,672
Wacker Chemie AG	11,233	1,371,364

		6,561,733

Ireland-1.02%
Kingspan Group PLC	19,967	1,339,753

Israel-1.97%
Energix-Renewable Energies Ltd.	513,010	1,245,640
Enlight Renewable Energy Ltd.(a)(b)	99,986	1,344,746

		2,590,386

	Shares	Value
Italy-2.40%
Prysmian S.p.A.	42,176	$1,573,230
Terna S.p.A.(b)	207,169	1,582,333

		3,155,563

Japan-5.76%
GS Yuasa Corp.	90,590	1,439,498
RENOVA, Inc.(a)(b)	174,384	1,242,434
Takaoka Toko Co. Ltd.(b)	108,565	1,468,131
Toyo Tanso Co. Ltd.	40,310	1,341,493
West Holdings Corp.(b)	95,755	2,092,833

		7,584,389

Netherlands-1.74%
Alfen N.V.(a)(b)(c)	24,393	764,993
Fugro N.V.(a)	92,356	1,521,901

		2,286,894

New Zealand-1.09%
Mercury NZ Ltd.	419,301	1,438,930

Norway-0.72%
NEL ASA(a)(b)	1,457,361	954,902

South Africa-0.84%
Scatec ASA(c)	220,224	1,109,823

South Korea-6.81%
CS Wind Corp.	33,544	1,135,064
DaeMyoung Energy Co. Ltd.(a)	82,320	1,022,181
Doosan Fuel Cell Co. Ltd.(a)	89,545	1,089,352
Ecopro B.M. Co. Ltd.(b)	7,227	1,049,896
Iljin Hysolus Co. Ltd.(a)(b)	91,407	1,299,481
Lotte Energy Materials Corp.	41,709	1,188,995
LS Electric Co. Ltd.	21,808	1,033,440
Samsung SDI Co. Ltd.	3,647	1,149,012

		8,967,421

Spain-4.70%
Acciona S.A.	11,777	1,481,347
Corp ACCIONA Energias Renovables S.A.(b)	57,464	1,553,716
EDP Renovaveis S.A.	90,003	1,445,073
Solaria Energia y Medio Ambiente S.A.(a)(b)	113,887	1,703,357

		6,183,493

Sweden-2.58%
NIBE Industrier AB, Class B(b)	211,237	1,213,426
OX2 AB(a)(b)	315,359	1,271,863
PowerCell Sweden AB(a)(b)	226,919	911,726

		3,397,015

Switzerland-1.86%
Landis+Gyr Group AG(a)	21,432	1,582,584
Meyer Burger Technology AG(a)(b)	3,238,148	866,068

		2,448,652

Taiwan-7.79%
Chung-Hsin Electric and Machinery Manufacturing Corp.	473,000	1,359,137
Motech Industries, Inc.	1,867,684	1,571,999
Phihong Technology Co. Ltd.(a)	887,124	1,435,918
Shihlin Electric & Engineering Corp.	414,000	1,208,750
Sino-American Silicon Products, Inc.	343,000	1,729,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2023

	Shares	Value
Taiwan-(continued)
Teco Electric and Machinery Co. Ltd.	1,030,000	$1,463,943
United Renewable Energy Co. Ltd.	3,249,141	1,492,591

		10,261,350

United Kingdom-2.87%
Ceres Power Holdings PLC(a)(b)	405,908	975,248
ITM Power PLC(a)(b)	1,476,964	1,158,135
Subsea 7 S.A.	126,061	1,651,971

		3,785,354

United States-27.07%
Ameresco, Inc., Class A(a)(b)	34,644	905,941
Archer Aviation, Inc., Class A(a)(b)	276,248	1,312,178
Array Technologies, Inc.(a)(b)	79,347	1,375,083
Bloom Energy Corp., Class A(a)(b)	112,314	1,168,066
Brookfield Renewable Corp., Class A(b)	58,457	1,330,481
ChargePoint Holdings, Inc.(a)	225,089	571,726
Enphase Energy, Inc.(a)	12,349	982,733
EVgo, Inc.(a)(b)	395,399	816,499
First Solar, Inc.(a)	8,548	1,217,663
Fisker, Inc.(a)(b)	302,752	1,362,384
FuelCell Energy, Inc.(a)(b)	965,237	1,052,108
Gevo, Inc.(a)(b)	1,139,516	1,219,282
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	70,729	1,212,295
Hubbell, Inc.	5,355	1,446,385
Itron, Inc.(a)	24,399	1,397,575
Lucid Group, Inc.(a)(b)	258,821	1,066,342
Ormat Technologies, Inc.(b)	21,665	1,333,264
Plug Power, Inc.(a)(b)	191,249	1,126,457
QuantumScape Corp.(a)(b)	235,762	1,230,678
REC Silicon ASA(a)	1,009,953	1,311,293
Rivian Automotive, Inc., Class A(a)(b)	77,990	1,264,998

	Shares	Value
United States-(continued)
Shoals Technologies Group, Inc., Class A(a)(b)	81,031	$1,244,636
Signify N.V.	57,617	1,489,643
SolarEdge Technologies, Inc.(a)	10,111	767,930
Stem, Inc.(a)(b)	297,268	1,004,766
Sunnova Energy International, Inc.(a)(b)	115,071	1,050,598
SunPower Corp.(a)(b)	219,958	939,221
Sunrun, Inc.(a)(b)	110,275	1,064,154
TPI Composites, Inc.(a)(b)	358,277	827,620
Universal Display Corp.	10,866	1,512,330
Wolfspeed, Inc.(a)(b)	30,863	1,044,404

		35,648,733

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $210,195,400)		131,576,669

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-31.71%
Invesco Private Government Fund, 5.32%(d)(e)(f)	11,689,928	11,689,928
Invesco Private Prime Fund, 5.53%(d)(e)(f)	30,064,643	30,067,649

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $41,756,693)		41,757,577

TOTAL INVESTMENTS IN SECURITIES-131.62% (Cost $251,952,093)		173,334,246
OTHER ASSETS LESS LIABILITIES-(31.62)%		(41,640,861)

NET ASSETS-100.00%		$131,693,385

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $6,815,002, which represented 5.17% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$6,441,658	$(6,441,658)	$-	$-	$-	$2,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$19,922,611	$82,462,482	$(90,695,165)	$-	$-	$11,689,928	$780,820	*

Invesco Private Prime Fund	51,352,081	152,877,609	(174,167,572)	1,799	3,732	30,067,649	2,113,655	*

Total	$71,274,692	$241,781,749	$(271,304,395)	$1,799	$3,732	$41,757,577	$2,896,589

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Global Water ETF (PIO)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Brazil-4.47%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	906,541	$10,492,722

Canada-3.27%
Stantec, Inc.	125,337	7,660,612

Cayman Islands-0.64%
Consolidated Water Co. Ltd.	51,023	1,506,199

Chile-0.30%
Aguas Andinas S.A., Class A	2,388,681	694,338

China-0.94%
China Lesso Group Holdings Ltd.	3,636,984	1,952,219
China Water Affairs Group Ltd.	398,941	252,378

		2,204,597

France-5.27%
Veolia Environnement S.A.	452,705	12,359,896

Japan-10.14%
EBARA Corp.	153,817	6,703,372
Kurita Water Industries Ltd.	129,986	3,894,988
METAWATER Co. Ltd.	33,748	421,390
Miura Co. Ltd.	100,495	1,926,688
Nomura Micro Science Co. Ltd.(a)	41,496	2,085,144
Organo Corp.	68,145	2,211,580
TOTO Ltd.	273,796	6,549,988

		23,793,150

Mexico-0.04%
Grupo Rotoplas, S.A.B. de C.V.(a)(b)	76,377	102,552

Netherlands-1.59%
Aalberts N.V.	61,639	1,916,785
Arcadis N.V.	43,116	1,819,299

		3,736,084

South Korea-0.90%
Coway Co. Ltd.	65,945	2,109,381

Spain-1.66%
Acciona S.A.(a)	30,937	3,891,350

Switzerland-8.09%
Belimo Holding AG(a)	5,049	2,113,806
Geberit AG	29,578	13,709,137
Georg Fischer AG	61,343	3,162,698

		18,985,641

	Shares	Value
United Kingdom-11.03%
Genuit Group PLC	162,503	$523,538
Halma PLC	390,370	8,739,669
Severn Trent PLC	262,293	8,453,508
Spirax-Sarco Engineering PLC	81,997	8,150,985

		25,867,700

United States-51.60%
A.O. Smith Corp.	63,657	4,440,712
Advanced Drainage Systems, Inc.(a)	40,972	4,377,039
AECOM	55,839	4,274,475
American Water Works Co., Inc.	66,357	7,806,901
Danaher Corp.	80,041	15,369,473
Ecolab, Inc.	57,698	9,678,263
Ferguson PLC	65,158	9,748,842
IDEX Corp.	36,132	6,916,026
Pentair PLC	301,892	17,545,963
Roper Technologies, Inc.	42,502	20,765,202
Veralto Corp.(a)(b)	26,680	1,840,920
Waters Corp.(a)(b)	36,571	8,723,281
Xylem, Inc.(a)	102,428	9,581,115

		121,068,212

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $223,819,456)		234,472,434

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.29%
Invesco Private Government Fund, 5.32%(c)(d)(e)	1,640,696	1,640,696
Invesco Private Prime Fund, 5.53%(c)(d)(e)	3,720,681	3,721,053

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,361,762)		5,361,749

TOTAL INVESTMENTS IN SECURITIES-102.23% (Cost $229,181,218)		239,834,183
OTHER ASSETS LESS LIABILITIES-(2.23)%		(5,229,227)

NET ASSETS-100.00%		$234,604,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Global Water ETF (PIO)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$10,705,889	$(10,705,889)	$ -	$-	$-	$3,484

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	875,923	51,126,494	(50,361,721)	-	-	1,640,696	127,018	*

Invesco Private Prime Fund	2,251,823	109,356,645	(107,882,828)	(18)	(4,569)	3,721,053	336,344	*

Total	$3,127,746	$171,189,028	$(168,950,438)	$(18)	$(4,569)	$5,361,749	$466,846

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco International BuyBack AchieversTM ETF (IPKW)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Australia-1.20%
AMP Ltd.(a)	173,649	$114,894
BlueScope Steel Ltd.	28,478	338,980
Helia Group Ltd.	17,048	39,074
Qube Holdings Ltd.	86,456	145,607
Waypoint REIT Ltd.	42,150	56,577
Whitehaven Coal Ltd.	52,488	245,923

		941,055

Austria-0.50%
BAWAG Group AG(b)(c)	5,176	229,455
Wienerberger AG	6,589	159,767

		389,222

Belgium-0.32%
Groupe Bruxelles Lambert N.V.	3,406	248,410

Brazil-2.69%
Vale S.A.	154,140	2,108,995

Canada-13.58%
Advantage Energy Ltd.(c)	10,517	76,288
ARC Resources Ltd.	38,135	612,852
Artis REIT(a)	4,732	20,997
Canadian Natural Resources Ltd.	49,482	3,138,761
Centerra Gold, Inc.	12,886	65,439
CI Financial Corp.	9,350	84,660
Enerplus Corp.	13,187	222,752
Gildan Activewear, Inc.	9,535	270,545
H&R REIT	17,223	105,826
Imperial Oil Ltd.	10,479	596,546
Interfor Corp.(c)	3,227	39,772
Linamar Corp.	2,123	91,695
MEG Energy Corp.(c)	17,903	353,353
Methanex Corp.	2,621	108,106
Nutrien Ltd.	31,027	1,664,607
Onex Corp.	4,327	242,243
Sleep Country Canada Holdings, Inc.(b)	1,943	30,609
Stelco Holdings, Inc.	2,110	59,398
Stella-Jones, Inc.	3,143	164,457
Suncor Energy, Inc.	60,249	1,949,060
TFI International, Inc.	3,879	428,653
Trican Well Service Ltd.	13,265	44,814
West Fraser Timber Co. Ltd.	4,028	271,551

		10,642,984

China-0.23%
Great Wall Motor Co. Ltd., H Shares(a)	127,034	177,288

Colombia-0.15%
Parex Resources, Inc.	5,950	113,921

Denmark-4.26%
AP Moller - Maersk A/S, Class B	468	777,089
D/S Norden A/S	1,450	82,260
DSV A/S	11,115	1,655,913
Jyske Bank A/S(c)	2,904	204,064
Pandora A/S	5,081	574,345
Scandinavian Tobacco Group A/S(b)	3,220	47,744

		3,341,415

	Shares	Value
Finland-3.91%
Nordea Bank Abp	188,264	$1,976,556
Sampo OYJ	27,694	1,086,305

		3,062,861

Germany-2.86%
adidas AG	9,825	1,736,377
Bilfinger SE	2,360	86,360
CANCOM SE	1,707	42,437
Scout24 SE(a)(b)	4,094	251,073
TeamViewer SE(b)(c)	8,357	128,040

		2,244,287

Hong Kong-0.11%
Bank of East Asia Ltd. (The)	71,616	84,937

Ireland-0.28%
Glanbia PLC	11,974	188,329
Glenveagh Properties PLC(b)(c)	30,453	29,356

		217,685

Israel-0.11%
Plus500 Ltd.	5,063	86,688

Italy-5.52%
Anima Holding S.p.A.(b)	16,316	66,501
Eni S.p.A.	128,869	2,101,519
UniCredit S.p.A.	86,494	2,159,896

		4,327,916

Japan-13.07%
Central Glass Co. Ltd.	1,596	29,950
Citizen Watch Co. Ltd.	14,519	83,694
DCM Holdings Co. Ltd.	8,612	66,988
DeNA Co. Ltd.	5,441	52,723
en Japan, Inc.(a)	2,638	38,844
ENEOS Holdings, Inc.	190,307	700,810
Geo Holdings Corp.	1,596	24,692
Glory Ltd.	3,458	63,854
Gree, Inc.	4,256	15,794
H2O Retailing Corp.	6,341	67,411
Hazama Ando Corp.	11,389	87,460
Hokkoku Financial Holdings, Inc.	1,596	52,324
Inpex Corp.	69,658	1,003,853
JAFCO Group Co. Ltd.	3,151	33,685
Japan Post Holdings Co. Ltd.	138,977	1,224,176
Kansai Paint Co. Ltd.	12,703	184,449
Kawasaki Kisen Kaisha Ltd.	8,825	299,693
Marui Group Co. Ltd.	13,076	204,586
Maxell Ltd.	3,170	33,658
Morinaga & Co. Ltd.	2,771	99,682
Nikkiso Co. Ltd.	4,367	27,596
Nikon Corp.	20,977	196,134
Nippon Ceramic Co. Ltd.	1,463	25,194
Nisshinbo Holdings, Inc.	9,399	67,275
Nitto Boseki Co. Ltd.	2,250	49,919
Pan Pacific International Holdings Corp.	35,848	687,987
Renesas Electronics Corp.(c)	101,929	1,316,136
Santen Pharmaceutical Co. Ltd.	22,204	191,698
SoftBank Group Corp.	48,972	1,980,287
Suzuken Co. Ltd.	5,254	160,071
Taisei Corp.	11,904	400,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco International BuyBack AchieversTM ETF (IPKW)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
Takashimaya Co. Ltd.	10,499	$141,632
Toho Holdings Co. Ltd.	4,891	109,805
Toyo Ink SC Holdings Co. Ltd.	3,037	51,237
Transcosmos, Inc.	2,250	45,388
TSI Holdings Co. Ltd.	5,220	27,574
Wacoal Holdings Corp.	3,691	83,620
Yamada Holdings Co. Ltd.	56,463	178,137
Yamaguchi Financial Group, Inc.	14,711	133,467

		10,242,279

Luxembourg-1.03%
Aperam S.A.	3,036	83,917
ArcelorMittal S.A.	32,638	720,326

		804,243

Mexico-0.24%
Grupo Elektra S.A.B. de C.V.	2,920	186,608

Netherlands-6.02%
NN Group N.V.(a)	14,840	474,655
PostNL N.V.	19,844	36,885
Shell PLC	130,883	4,203,173

		4,714,713

Singapore-0.05%
Yangzijiang Financial Holding Ltd.	154,846	36,167

South Africa-2.47%
Barloworld Ltd.	7,614	31,838
Motus Holdings Ltd.(a)	7,271	35,884
Naspers Ltd.	10,821	1,679,310
Resilient REIT Ltd.	15,810	31,330
Tiger Brands Ltd.(a)	8,145	74,899
Truworths International Ltd.(a)	20,503	82,572

		1,935,833

South Korea-0.19%
Douzone Bizon Co. Ltd.	1,220	24,661
Genexine, Inc.(c)	2,083	12,138
Hanssem Co. Ltd.	900	32,687
Humasis Co. Ltd.(c)	7,468	11,114
SKC Co. Ltd.	1,236	72,025

		152,625

Spain-6.67%
Acerinox S.A.	11,732	114,062
ACS Actividades de Construccion y Servicios S.A.	13,089	472,745
Applus Services S.A.	7,612	80,056
Banco Bilbao Vizcaya Argentaria S.A.(a)	326,255	2,559,489
CaixaBank S.A.	235,339	953,969
Repsol S.A.	71,328	1,042,318

		5,222,639

Sweden-0.53%
JM AB(a)	3,036	32,282
NCC AB, Class B	4,850	49,574
Trelleborg AB, Class B	13,365	336,857

		418,713

Switzerland-9.81%
Novartis AG	40,570	3,768,791
UBS Group AG(c)	167,843	3,913,662

		7,682,453

	Shares	Value
Taiwan-0.06%
FLEXium Interconnect, Inc.	19,000	$48,913

Turkey-0.13%
Arcelik A.S.	17,382	83,430
Aygaz A.S.	3,999	19,421

		102,851

United Kingdom-23.97%
abrdn PLC(a)	159,164	302,550
Balanced Commercial Property Trust Ltd.	63,390	48,614
Balfour Beatty PLC	50,088	187,930
Barclays PLC	1,361,470	2,174,133
BP PLC	641,853	3,914,536
Capricorn Energy PLC(a)	10,435	19,753
Domino’s Pizza Group PLC	19,259	80,159
Firstgroup PLC	52,304	100,217
Forterra PLC(b)	16,569	27,062
Frasers Group PLC(c)	9,624	93,776
Grafton Group PLC(a)	17,285	161,734
Howden Joinery Group PLC	52,741	408,055
Informa PLC	126,606	1,093,232
Kingfisher PLC(a)	154,985	394,564
Lloyds Banking Group PLC	6,108,359	2,960,430
M&G PLC	197,466	474,918
Man Group PLC	115,336	307,200
Melrose Industries PLC, (Acquired 07/31/2023 - 10/31/2023; Cost $625,733)(d)	97,433	552,135
NatWest Group PLC	520,720	1,125,989
Paragon Banking Group PLC	18,704	100,681
Pearson PLC	68,728	793,616
Smiths Group PLC	31,076	608,438
Spectris PLC	8,602	323,581
Standard Chartered PLC	201,843	1,543,037
Travis Perkins PLC	19,202	172,332
WPP PLC	95,053	815,008

		18,783,680

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $84,033,863)		78,319,381

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.38%
Invesco Private Government Fund, 5.32%(e)(f)(g)	854,461	854,461
Invesco Private Prime Fund, 5.53%(e)(f)(g)	2,576,113	2,576,371

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,430,832)		3,430,832

TOTAL INVESTMENTS IN SECURITIES-104.34% (Cost $87,464,695)		81,750,213
OTHER ASSETS LESS LIABILITIES-(4.34)%		(3,402,809)

NET ASSETS-100.00%		$78,347,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco International BuyBack AchieversTM ETF (IPKW)–(continued)

October 31, 2023

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $809,840, which represented 1.03% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Restricted security. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$6,289,862	$(6,289,862)	$-	$-	$-	$1,023

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,081,717	28,186,779	(28,414,035)	-	-	854,461	59,957	*

Invesco Private Prime Fund	2,768,002	51,170,222	(51,360,087)	(38)	(1,728)	2,576,371	162,147	*

Total	$3,849,719	$85,646,863	$(86,063,984)	$(38)	$(1,728)	$3,430,832	$223,127

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco MSCI Global Timber ETF (CUT)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.16%
Austria-4.06%
Mondi PLC(a)	131,297	$2,117,395

Brazil-6.12%
Dexco S.A.	112,395	152,891
Klabin S.A.	201,034	853,089
Suzano S.A.	213,453	2,182,782

		3,188,762

Canada-4.36%
Canfor Corp.(b)	16,675	170,324
Cascades, Inc.	18,795	152,174
Interfor Corp.(b)	14,210	175,136
Stella-Jones, Inc.	14,147	740,240
West Fraser Timber Co. Ltd.	15,344	1,034,428

		2,272,302

Chile-1.04%
Empresas CMPC S.A.	304,646	542,860

China-1.00%
Lee & Man Paper Manufacturing Ltd.	365,042	104,036
Nine Dragons Paper Holdings Ltd.	451,716	256,900
Shandong Chenming Paper Holdings Ltd., B Shares(b)	164,500	33,217
Shandong Sun Paper Industry JSC Ltd., A Shares	47,300	80,340
ShenZhen YUTO Packaging Technology Co. Ltd., A Shares	13,000	46,649

		521,142

Finland-11.31%
Huhtamaki OYJ(a)	25,790	883,498
Metsa Board OYJ(a)	43,077	325,101
Stora Enso OYJ, Class R(a)	157,176	1,881,480
UPM-Kymmene OYJ(a)	83,588	2,806,960

		5,897,039

Germany-0.18%
Mercer International, Inc.(a)	11,792	93,629

Indonesia-1.22%
PT Indah Kiat Pulp & Paper Tbk	741,188	447,932
PT Pabrik Kertas Tjiwi Kimia Tbk	387,676	186,700

		634,632

Ireland-4.28%
Smurfit Kappa Group PLC	68,644	2,230,394

Japan-3.90%
Daio Paper Corp.(a)	23,298	190,144
Hokuetsu Corp.(a)	30,841	234,599
Nippon Paper Industries Co. Ltd.(a)(b)	26,912	232,434
Oji Holdings Corp.	232,152	986,276
Rengo Co. Ltd.	48,303	318,054
Tokushu Tokai Paper Co. Ltd.	2,981	70,763

		2,032,270

Norway-0.14%
Norske Skog ASA(a)(b)(c)	20,232	73,780

Portugal-0.74%
Altri SGPS S.A.	19,899	96,080

	Shares	Value
Portugal-(continued)
Navigator Co. S.A. (The)	57,253	$227,542
Semapa-Sociedade de Investimento e Gestao	4,593	64,860

		388,482

Russia-0.00%
Segezha Group PJSC(b)(c)(d)	1,310,077	0

Saudi Arabia-0.14%
Middle East Paper Co.	9,822	71,736

South Africa-0.61%
Sappi Ltd.	152,717	319,415

South Korea-0.19%
Dongwha Enterprise Co. Ltd.(b)	1,575	71,721
YoungPoong Paper Mfg Co. Ltd.	4,448	26,907

		98,628

Spain-0.22%
Ence Energia y Celulosa S.A.(a)	38,708	115,460

Sweden-7.19%
Billerud AB	60,043	556,220
Holmen AB, Class B	25,373	955,406
Svenska Cellulosa AB S.C.A., Class B(a)	163,241	2,234,717

		3,746,343

Switzerland-3.45%
SIG Group AG(a)(b)	81,886	1,798,694

Taiwan-1.34%
Cheng Loong Corp.	204,000	177,993
Chung Hwa Pulp Corp.	110,000	70,541
Longchen Paper & Packaging Co. Ltd.	221,000	94,369
Shihlin Paper Corp.(b)	41,000	64,720
YFY, Inc.	318,000	292,166

		699,789

Thailand-0.67%
SCG Packaging PCL, NVDR	350,181	350,741

United Kingdom-2.44%
DS Smith PLC	367,866	1,273,097

United States-44.56%
Amcor PLC	280,352	2,492,329
Avery Dennison Corp.	14,968	2,605,480
Clearwater Paper Corp.(b)	4,770	161,274
Graphic Packaging Holding Co.(a)	82,538	1,775,392
International Paper Co.	78,170	2,636,674
Louisiana-Pacific Corp.	17,576	901,297
Packaging Corp. of America	18,299	2,800,662
Pactiv Evergreen, Inc.(a)	12,472	107,509
PotlatchDeltic Corp.(a)	21,228	909,620
Ranpak Holdings Corp.(a)(b)	12,516	39,551
Rayonier, Inc.(a)	37,414	944,329
Resolute Forest Products, Inc.(b)(d)	13,637	19,364
Sealed Air Corp.	38,878	1,197,054
Sonoco Products Co.(a)	26,327	1,364,002
Sylvamo Corp.(a)	10,449	462,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2023

	Shares	Value
United States-(continued)
WestRock Co.	68,997	$2,479,062
Weyerhaeuser Co.	81,450	2,336,800

		23,233,290

Total Common Stocks & Other Equity Interests (Cost $53,041,719)		51,699,880

Exchange-Traded Funds-0.66%
India-0.66%
Invesco India ETF(e) (Cost $381,271)	14,953	341,676

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.82% (Cost $53,422,990)		52,041,556

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-24.87%
Invesco Private Government Fund, 5.32%(e)(f)(g)	3,727,307	$3,727,307
Invesco Private Prime Fund, 5.53%(e)(f)(g)	9,240,983	9,241,907

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,969,118)		12,969,214

TOTAL INVESTMENTS IN SECURITIES-124.69% (Cost $66,392,108)		65,010,770
OTHER ASSETS LESS LIABILITIES-(24.69)%		(12,873,526)

NET ASSETS-100.00%		$52,137,244

Investment Abbreviations:

ETF-Exchange-Traded Fund

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $73,780, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2023	Dividend Income
Invesco India ETF	$384,979	$51,605	$(71,439)	$(21,078)	$45,120		$341,676	$1,569

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	67,536	2,655,706	(2,723,242)	-	-		-	1,067

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,110,750	29,663,927	(27,047,370)	-	-		3,727,307	130,402	*
Invesco Private Prime Fund	2,855,522	67,845,180	(61,457,385)	84	(1,494)		9,241,907	348,501	*

Total	$4,418,787	$100,216,418	$(91,299,436)	$(20,994)	$43,626	**	$13,310,890	$481,539

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco India ETF	$47,511

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco MSCI Green Building ETF (GBLD)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-98.71%
Australia-2.31%
Centuria Office REIT	12,641	$8,764
Cromwell Property Group(a)	42,039	8,518
Growthpoint Properties Australia Ltd.	7,360	9,180
Vicinity Ltd.	102,888	110,744

		137,206

Austria-0.61%
CA Immobilien Anlagen AG	1,076	36,281

Canada-1.28%
First Capital REIT	2,884	27,090
RioCan REIT	4,039	49,023

		76,113

China-0.18%
Guangzhou R&F Properties Co. Ltd., H Shares(b)	41,410	5,821
SOHO China Ltd.(a)(b)	49,747	5,150

		10,971

Finland-0.19%
Citycon OYJ(b)	2,095	11,059

France-8.69%
Carmila S.A.(b)	1,726	24,118
Covivio S.A.	1,333	56,923
Gecina S.A.	1,224	119,803
Klepierre S.A.	5,714	138,309
Mercialys S.A.	2,579	21,917
Unibail-Rodamco-Westfield SE(a)(b)	3,139	154,815

		515,885

Germany-0.11%
Deutsche EuroShop AG	347	6,287

Hong Kong-3.71%
Champion REIT	65,962	20,822
Fortune REIT	43,851	24,547
Henderson Land Development Co. Ltd.	37,858	98,702
Sunlight REIT	31,554	8,711
Swire Properties Ltd.	29,976	58,001
Yuexiu REIT(a)	65,283	9,344

		220,127

Israel-0.35%
Alony Hetz Properties & Investments Ltd.	3,917	19,045
Property & Building Corp. Ltd.(b)	55	1,683

		20,728

Japan-34.99%
Activia Properties, Inc.	19	51,250
Advance Logistics Investment Corp.	18	14,631
AEON REIT Investment Corp.	47	44,689
CRE Logistics REIT, Inc.	16	16,798
Daiwa House Industry Co. Ltd.	15,548	423,696
Daiwa House REIT Investment Corp.	59	104,252
Daiwa Office Investment Corp.	8	34,917
Frontier Real Estate Investment Corp.	13	38,842
Fukuoka REIT Corp.	19	20,425
Global One Real Estate Investment Corp.	30	22,741
GLP J-Reit	125	111,839
Hulic Reit, Inc.	36	36,655

	Shares	Value
Japan-(continued)
Isetan Mitsukoshi Holdings Ltd.	8,732	$97,672
Japan Excellent, Inc.	33	28,894
Japan Logistics Fund, Inc.	24	44,357
Japan Metropolitan Fund Investment Corp.	187	120,390
Japan Prime Realty Investment Corp.	23	53,762
Japan Real Estate Investment Corp.	34	125,947
LaSalle Logiport REIT	50	48,929
Mitsubishi Estate Logistics REIT Investment Corp.	13	32,662
Mori Hills REIT Investment Corp.	42	39,242
Nippon Building Fund, Inc.	41	164,330
Nippon Prologis REIT, Inc.	60	106,494
Nomura Real Estate Master Fund, Inc.	114	125,634
One REIT, Inc.	7	12,101
ORIX JREIT, Inc.	71	81,480
Sekisui House REIT, Inc.	112	58,867
SOSiLA Logistics REIT, Inc.	20	15,821

		2,077,317

Netherlands-0.64%
Eurocommercial Properties N.V.	1,154	24,688
Wereldhave N.V.	868	13,056

		37,744

Singapore-11.45%
CapitaLand Ascendas REIT	99,618	189,049
CapitaLand India Trust	33,194	23,259
CapitaLand Integrated Commercial Trust	142,001	182,418
City Developments Ltd.	12,655	58,377
Digital Core REIT Management Pte. Ltd.	20,562	10,384
Frasers Centrepoint Trust	28,640	43,272
Frasers Logistics & Commercial Trust(c)	79,564	60,397
Keppel REIT	57,273	33,234
Lendlease Global Commercial REIT	49,117	18,284
Mapletree Pan Asia Commercial Trust	63,231	61,382

		680,056

South Africa-0.55%
Redefine Properties Ltd.	176,239	32,903

Spain-2.09%
Inmobiliaria Colonial SOCIMI S.A.	7,053	39,437
Lar Espana Real Estate SOCIMI S.A.	1,362	7,889
Merlin Properties SOCIMI S.A.	8,720	72,446
Neinor Homes S.A.(b)(c)	446	4,592

		124,364

Sweden-1.21%
Atrium Ljungberg AB, Class B	1,311	20,112
Fabege AB(a)	5,986	44,501
Platzer Fastigheter Holding AB, Class B(a)	1,363	7,137

		71,750

United Kingdom-6.06%
Berkeley Group Holdings PLC (The)	2,776	135,954
Crest Nicholson Holdings PLC	5,518	10,713
Land Securities Group PLC	18,845	130,116
Tritax Big Box REIT PLC	50,107	83,178

		359,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco MSCI Green Building ETF (GBLD)–(continued)

October 31, 2023

	Shares	Value
United States-24.29%
Alexandria Real Estate Equities, Inc.(a)	4,376	$407,537
American Assets Trust, Inc.	1,394	24,743
Beazer Homes USA, Inc.(a)(b)	688	16,643
Boston Properties, Inc.(a)	3,963	212,298
Brandywine Realty Trust, (Acquired 04/20/2021 - 09/01/2023; Cost $44,360)(a)(d)	4,435	16,587
Cousins Properties, Inc.	4,025	71,927
Douglas Emmett, Inc.(a)	4,478	50,198
Empire State Realty Trust, Inc., Class A(a)	3,556	28,768
Equity Commonwealth(a)	3,150	59,661
Highwoods Properties, Inc.(a)	2,803	50,146
Hudson Pacific Properties, Inc.(a)	3,222	14,370
JBG SMITH Properties, (Acquired 04/20/2021 -10/04/2023; Cost $71,632)(a)(d)	2,810	36,165
KB Home	2,090	92,378
Kilroy Realty Corp.(a)	2,945	84,168
Meritage Homes Corp.	960	109,459
Paramount Group, Inc.	4,272	18,284
Piedmont Office Realty Trust, Inc., Class A	3,231	16,833
SL Green Realty Corp.	1,685	49,354
Vornado Realty Trust(a)	4,303	82,618

		1,442,137

Total Common Stocks & Other Equity Interests (Cost $8,023,606)		5,860,889

	Shares	Value
Exchange-Traded Funds-0.97%
India-0.97%
Invesco India ETF(e) (Cost $58,777)	2,509	$57,331

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.68% (Cost $8,082,383)		5,918,220

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.69%
Invesco Private Government Fund, 5.32%(e)(f)(g)	360,532	360,532
Invesco Private Prime Fund, 5.53%(e)(f)(g)	927,235	927,328

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,287,840)		1,287,860

TOTAL INVESTMENTS IN SECURITIES-121.37% (Cost $9,370,223)		7,206,080
OTHER ASSETS LESS LIABILITIES-(21.37)%		(1,268,741)

NET ASSETS-100.00%		$5,937,339

Investment Abbreviations:

ETF-Exchange-Traded Fund

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $64,989, which represented 1.09% of the Fund’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at October 31, 2023 was $52,752, which represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income
Invesco India ETF	$-	$71,934	$(11,964)	$(1,446)	$3,485	$57,331	$ 263
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	32,365	399,324	(431,689)	-	-	-	210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco MSCI Green Building ETF (GBLD)–(continued)

October 31, 2023

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Value October 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$32,360	$4,060,513	$(3,732,341)	$-	$-		$360,532	$8,748	*
Invesco Private Prime Fund	83,181	8,985,525	(8,141,460)	17	65		927,328	23,742	*

Total	$147,906	$13,517,296	$(12,317,454)	$(1,429)	$3,550	**	$1,345,191	$32,963

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco India ETF	$4,678

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P Global Water Index ETF (CGW)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Austria-1.03%
Wienerberger AG	357,896	$8,678,114

Brazil-3.97%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR(a)	2,892,396	33,378,250

Canada-4.55%
Stantec, Inc.	625,452	38,227,698

China-1.07%
Beijing Enterprises Water Group Ltd.	32,346,451	6,821,006
China Lesso Group Holdings Ltd.	4,019,759	2,157,681

		8,978,687

Italy-1.77%
Interpump Group S.p.A.(a)	357,568	14,891,210

Japan-2.12%
Kurita Water Industries Ltd.	433,380	12,986,090
Organo Corp.	147,891	4,799,659

		17,785,749

Netherlands-1.36%
Aalberts N.V.	366,735	11,404,340

South Korea-0.92%
Coway Co. Ltd.	240,332	7,687,492

Switzerland-8.86%
Belimo Holding AG	37,899	15,866,731
Geberit AG	75,537	35,010,721
Georg Fischer AG	326,669	16,842,272
Sulzer AG	82,080	6,737,406

		74,457,130

Thailand-0.53%
Amata Corp. PCL, NVDR	6,655,400	4,406,998

United Kingdom-15.68%
Pennon Group PLC	1,679,517	14,806,152
Severn Trent PLC(a)	1,831,300	59,021,434
United Utilities Group PLC(a)	4,487,736	57,887,229

		131,714,815

United States-58.05%
Advanced Drainage Systems, Inc.(a)	258,950	27,663,629
American States Water Co.(a)	247,910	19,349,376
American Water Works Co., Inc.	614,051	72,243,100

Investment Abbreviations:

ADR-American Depositary Receipt

NVDR-Non-Voting Depositary Receipt

	Shares	Value
United States-(continued)
Badger Meter, Inc.	116,576	$16,151,605
California Water Service Group	378,446	18,422,751
Core & Main, Inc., Class A(a)(b)	402,030	12,093,062
Ecolab, Inc.	216,334	36,287,865
Energy Recovery, Inc.(a)(b)	215,482	3,275,326
Essential Utilities, Inc.	1,093,960	36,603,902
Franklin Electric Co., Inc.	146,986	12,746,626
Lindsay Corp.	39,792	4,970,817
Middlesex Water Co.	120,964	7,684,843
Montrose Environmental Group, Inc.(a)(b)	182,328	4,215,423
Mueller Water Products, Inc., Class A	580,079	7,175,577
Pentair PLC	576,630	33,513,736
Select Water Solutions, Inc., Class A	552,004	4,106,910
SJW Group	191,782	11,982,539
Tetra Tech, Inc.	223,732	33,763,396
TETRA Technologies, Inc.(b)	869,818	4,122,937
Valmont Industries, Inc.	81,335	16,015,675
Watts Water Technologies, Inc., Class A	100,844	17,447,020
Xylem, Inc.(a)	793,931	74,264,306
Zurn Elkay Water Solutions Corp.(a)	514,184	13,605,309

		487,705,730

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $786,745,381)		839,316,213

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.31%
Invesco Private Government Fund, 5.32%(c)(d)(e)	7,786,794	7,786,794
Invesco Private Prime Fund, 5.53%(c)(d)(e)	20,026,603	20,028,606

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,814,423)		27,815,400

TOTAL INVESTMENTS IN SECURITIES-103.22% (Cost $814,559,804)		867,131,613
OTHER ASSETS LESS LIABILITIES-(3.22)%		(27,048,651)

NET ASSETS-100.00%		$840,082,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco S&P Global Water Index ETF (CGW)–(continued)

October 31, 2023

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2023.
(b)	Non-income producing security.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$20,753,102	$(20,753,102)	$-	$-	$-	$7,029

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	26,467,571	235,635,838	(254,316,615)	-	-	7,786,794	810,273	*
Invesco Private Prime Fund	67,629,085	425,498,542	(473,090,711)	(617)	(7,693)	20,028,606	2,099,803	*

Total	$94,096,656	$681,887,482	$(748,160,428)	$(617)	$(7,693)	$27,815,400	$2,917,105

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco S&P International Developed Quality ETF (IDHQ)

October 31, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Australia-10.12%
BHP Group Ltd.	283,627	$7,991,243
Charter Hall Group	15,030	82,506
Cochlear Ltd.	2,266	345,538
Coles Group Ltd.	39,773	384,534
Fortescue Metals Group Ltd.	50,360	711,045
Glencore PLC	412,444	2,177,841
Goodman Group	47,443	622,999
James Hardie Industries PLC, CDI(a)	13,907	344,196
JB Hi-Fi Ltd.(b)	4,980	142,425
Lynas Rare Earths Ltd.(a)	29,291	130,747
Medibank Pvt. Ltd.	100,026	217,227
Pilbara Minerals Ltd.(b)	87,154	202,516
Pro Medicus Ltd.	2,506	118,271
Qantas Airways Ltd.(a)	27,775	86,346
Qube Holdings Ltd.	56,186	94,627
REA Group Ltd.(b)	1,824	165,966
Rio Tinto PLC	33,384	2,128,792
SEEK Ltd.	14,361	187,400
Washington H Soul Pattinson & Co. Ltd.	7,272	153,875
Wesfarmers Ltd.	31,704	1,014,108
Whitehaven Coal Ltd.	48,753	228,423
WiseTech Global Ltd.	5,293	194,910
Yancoal Australia Ltd.(b)	30,962	94,685

		17,820,220

Austria-0.36%
ANDRITZ AG	2,495	114,455
Mondi PLC	14,767	238,144
OMV AG	4,772	208,620
Wienerberger AG	3,152	76,429

		637,648

Belgium-0.05%
Ackermans & van Haaren N.V.	603	89,423

Cameroon-0.06%
Golar LNG Ltd.	4,500	100,935

Canada-8.20%
Alimentation Couche-Tard, Inc.	23,854	1,297,128
ARC Resources Ltd.	29,157	468,570
Brookfield Asset Management Ltd., Class A	12,660	362,496
Canadian National Railway Co.	19,330	2,043,069
Canadian Natural Resources Ltd.	43,339	2,749,096
Cenovus Energy, Inc.	45,304	862,188
CGI, Inc., Class A(a)	6,156	593,672
Imperial Oil Ltd.	7,653	435,668
Intact Financial Corp.	5,201	729,957
Manulife Financial Corp.	66,903	1,163,363
Nutrien Ltd.	14,831	795,687
Pembina Pipeline Corp.(b)	14,957	459,834
Suncor Energy, Inc.	43,606	1,410,658
TFI International, Inc.	3,100	342,569
Toromont Industries Ltd.	2,237	168,228
Tourmaline Oil Corp.	10,507	555,000

		14,437,183

	Shares	Value
China-0.15%
Budweiser Brewing Co. APAC Ltd.(c)	49,565	$94,257
ENN Energy Holdings Ltd.	21,712	165,797

		260,054

Denmark-7.36%
AP Moller - Maersk A/S, Class B	152	252,388
DSV A/S	6,558	977,011
Novo Nordisk A/S, Class B	119,440	11,451,193
Novozymes A/S, Class B(b)	6,459	289,593

		12,970,185

Finland-1.22%
Elisa OYJ	5,225	221,355
Fortum OYJ	13,451	159,238
Kesko OYJ, Class B	8,088	136,485
Kone OYJ, Class B	19,880	859,228
Orion OYJ, Class B	4,797	190,344
Sampo OYJ	14,841	582,143

		2,148,793

France-11.29%
Airbus SE	20,977	2,799,968
Bollore SE	34,938	190,187
Hermes International S.C.A.	1,333	2,479,244
L’Oreal S.A.	7,869	3,294,992
LVMH Moet Hennessy Louis Vuitton SE	8,346	5,950,253
TotalEnergies SE	77,481	5,175,918

		19,890,562

Germany-1.44%
BioNTech SE, ADR(a)(b)	5,649	528,408
Dr. Ing. h.c. F. Porsche AG, Preference Shares(b)(c)	2,644	230,675
Hapag-Lloyd AG(b)(c)	470	67,613
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	4,286	1,714,720

		2,541,416

Hong Kong-0.82%
Hong Kong Exchanges & Clearing Ltd.	41,296	1,451,371

Ireland-0.14%
Ryanair Holdings PLC, ADR(a)(b)	2,918	255,909

Israel-0.57%
Check Point Software Technologies Ltd.(a)	4,644	623,457
ICL Group Ltd.	25,764	124,822
Israel Corp. Ltd.(b)	378	81,401
Plus500 Ltd.	6,666	114,134
ZIM Integrated Shipping Services Ltd.(b)	6,759	52,315

		996,129

Italy-1.66%
Eni S.p.A.	75,083	1,224,409
Ferrari N.V.	4,564	1,377,295
FinecoBank Banca Fineco S.p.A.	19,705	231,505
PRADA S.p.A.	14,710	88,358

		2,921,567

Japan-9.69%
Advantest Corp.	26,488	667,250
Bandai Namco Holdings, Inc.	23,202	475,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2023

	Shares	Value
Japan-(continued)
BayCurrent Consulting, Inc.	6,735	$167,169
Calbee, Inc.	4,663	89,445
Capcom Co. Ltd.	6,458	206,347
Daifuku Co. Ltd.	11,835	192,750
Daiichi Sankyo Co. Ltd.	62,074	1,581,310
Daito Trust Construction Co. Ltd.	1,930	205,814
Disco Corp.	3,048	526,399
GMO Payment Gateway, Inc.	1,810	71,542
GOLDWIN, Inc.	1,367	85,335
Hamamatsu Photonics K.K.	4,663	171,100
Hoya Corp.	12,147	1,149,772
Internet Initiative Japan, Inc.	4,151	66,454
Japan Exchange Group, Inc.	15,864	310,534
JGC Holdings Corp.	8,138	98,981
Kakaku.com, Inc.	6,359	60,842
Kobayashi Pharmaceutical Co. Ltd.	1,750	71,874
Konami Group Corp.	2,964	151,757
Lasertec Corp.	2,387	397,269
Mitsubishi Motors Corp.	27,136	86,473
Mitsui OSK Lines Ltd.	11,700	299,984
Nexon Co. Ltd.	13,953	252,950
Nintendo Co. Ltd.(b)	37,232	1,529,402
Nippon Yusen K.K.(b)	14,532	352,829
Nissan Chemical Corp.	4,884	196,560
Niterra Co. Ltd.	4,885	108,057
NOF Corp.	2,588	101,387
Olympus Corp.	39,596	522,648
Ono Pharmaceutical Co. Ltd.	14,877	255,555
Persol Holdings Co. Ltd.	62,760	92,952
Recruit Holdings Co. Ltd.	59,907	1,714,002
SCREEN Holdings Co. Ltd.	3,782	173,161
SCSK Corp.	6,090	103,286
Sega Sammy Holdings, Inc.	4,563	70,684
Seibu Holdings, Inc.	8,191	79,479
Sekisui Chemical Co. Ltd.	13,601	184,466
SG Holdings Co. Ltd.	15,321	215,685
Shimadzu Corp.	8,337	195,151
SHIMAMURA Co. Ltd.	973	95,697
Shimano, Inc.(b)	2,310	328,780
Shinko Electric Industries Co. Ltd.	2,221	69,969
SHO-BOND Holdings Co. Ltd.	2,072	80,995
Square Enix Holdings Co. Ltd.	2,470	81,548
TIS, Inc.	9,083	192,222
Toei Animation Co. Ltd.(b)	843	75,202
Tokyo Electron Ltd.	17,382	2,267,367
Trend Micro, Inc.	3,808	141,865
USS Co. Ltd.	7,003	121,452
Workman Co. Ltd.(b)	2,332	59,899
Yamaha Corp.	5,633	147,999
ZOZO, Inc.	6,548	123,506

		17,068,548

Netherlands-9.76%
Adyen N.V.(a)(c)	1,195	800,689
ASML Holding N.V.	13,111	7,834,115
Shell PLC	200,563	6,440,875
Universal Music Group N.V.	29,081	710,062
Wolters Kluwer N.V.	10,929	1,398,942

		17,184,683

	Shares	Value
New Zealand-0.33%
Fisher & Paykel Healthcare Corp. Ltd.	15,905	$192,516
Meridian Energy Ltd.	40,120	112,712
Spark New Zealand Ltd.	93,827	271,235

		576,463

Norway-1.24%
Equinor ASA	43,169	1,446,927
Gjensidige Forsikring ASA	7,344	109,979
Norsk Hydro ASA	40,237	229,356
Telenor ASA	25,806	263,680
Var Energi ASA	37,861	127,528

		2,177,470

Portugal-0.27%
Galp Energia SGPS S.A.	18,403	276,413
Jeronimo Martins SGPS S.A.	8,456	194,669

		471,082

Singapore-0.15%
Singapore Exchange Ltd.	37,816	261,390

South Korea-0.85%
BGF retail Co. Ltd.	583	59,658
Celltrion Healthcare Co. Ltd.	3,397	167,266
Celltrion Pharm, Inc.(a)	1,419	66,508
Cheil Worldwide, Inc.	6,540	96,172
DB Insurance Co. Ltd.	1,547	100,686
F&F Co. Ltd.	991	68,535
Hanjin Kal Corp.	2,505	79,107
Hansol Chemical Co. Ltd.	459	51,047
Hyundai Autoever Corp.	959	92,311
JYP Entertainment Corp.	1,126	85,541
Korea Aerospace Industries Ltd.	2,253	73,735
KT&G Corp.	3,500	221,058
NCSoft Corp.	495	85,215
Orion Corp.	953	84,535
Samsung Engineering Co. Ltd.(a)	4,602	80,928
S-Oil Corp.	1,613	79,303

		1,491,605

Spain-0.66%
Industria de Diseno Textil S.A.(b)	33,864	1,165,103

Sweden-0.49%
Axfood AB	4,238	93,540
Evolution AB(c)	6,316	560,730
Fortnox AB	19,620	77,513
Tele2 AB, Class B	19,072	135,094

		866,877

Switzerland-13.26%
ABB Ltd.	58,489	1,956,382
Chocoladefabriken Lindt & Spruengli AG, PC	39	430,690
DSM-Firmenich AG	5,632	509,519
EMS-Chemie Holding AG	319	217,329
Geberit AG	1,766	818,525
Kuehne + Nagel International AG, Class R	3,378	907,556
Nestle S.A.	78,900	8,501,658
Novartis AG	76,178	7,076,631
Partners Group Holding AG	1,262	1,326,830
Sandoz Group AG(a)	1	26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2023

	Shares	Value
Switzerland-(continued)
Sika AG	5,071	$1,208,615
Sonova Holding AG	1,687	397,628

		23,351,389

United Kingdom-11.90%
3i Group PLC	39,706	932,067
Admiral Group PLC	13,007	385,587
Auto Trader Group PLC(c)	55,741	420,173
BP PLC	788,015	4,805,949
Burberry Group PLC	13,309	273,255
Coca-Cola Europacific Partners PLC	6,798	397,751
Croda International PLC	5,298	281,456
Diageo PLC	78,865	2,973,362
Informa PLC	48,021	414,657
Next PLC	5,155	430,618
Reckitt Benckiser Group PLC	22,890	1,528,229
RELX PLC	74,384	2,588,695
Rightmove PLC	45,090	258,800
Smiths Group PLC	9,957	194,948
St. James’s Place PLC	24,790	192,401
Unilever PLC	103,379	4,878,569

		20,956,517

United States-7.81%
GSK PLC	206,459	3,651,193
Holcim AG(a)	18,955	1,168,064

	Shares	Value
United States-(continued)
Oracle Corp.	1,845	$129,989
Roche Holding AG	29,561	7,596,110
Stellantis N.V.	65,395	1,216,556

		13,761,912

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $177,537,094)		175,854,434

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.02%
Invesco Private Government Fund, 5.32%(d)(e)(f)	1,488,540	1,488,540
Invesco Private Prime Fund, 5.53%(d)(e)(f)	3,828,198	3,828,581

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,317,064)		5,317,121

TOTAL INVESTMENTS IN SECURITIES-102.87% (Cost $182,854,158)		181,171,555
OTHER ASSETS LESS LIABILITIES-(2.87)%		(5,052,643)

NET ASSETS-100.00%		$176,118,912

Investment Abbreviations:

ADR-American Depositary Receipt

CDI-CREST Depository Interest

PC-Participation Certificate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2023 was $2,174,137, which represented 1.23% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$3,452,442	$(3,452,442)	$-	$-	$-	$1,251

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,950,330	26,114,685	(26,576,475)	-	-	1,488,540	91,045	*

Invesco Private Prime Fund	5,013,788	50,864,477	(52,050,805)	35	1,086	3,828,581	244,034	*

Total	$6,964,118	$80,431,604	$(82,079,722)	$35	$1,086	$5,317,121	$336,330

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

(This Page Intentionally Left Blank)

99

Statements of Assets and Liabilities

October 31, 2023

	Invesco China Technology ETF (CQQQ)	Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)	Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Assets:
Unaffiliated investments in securities, at value(a)	$ 685,728,055	$ 108,284,308	$ 118,053,702	$1,475,285,209
Affiliated investments in securities, at value	25,822,249	12,068,547	4,333,910	119,826,860
Foreign currencies, at value	456	169,541	2,175,093	206,866
Deposits with brokers:
Cash segregated as collateral	-	80,761	-	-
Receivable for:
Dividends	3,634	172,544	90,261	4,663,769
Securities lending	26,072	2,886	6,277	48,666
Investments sold	-	3	-	453
Fund shares sold	-	75,514	-	-
Foreign tax reclaims	-	445,734	-	2,090,340
Other assets	-	-	-	-

Total assets	711,580,466	121,299,838	124,659,243	1,602,122,163

Liabilities:
Due to custodian	283,480	468,636	2,199,844	3,245,965
Payable for:
Investments purchased	-	75,515	1	-
Collateral upon return of securities loaned	25,822,311	12,068,541	4,333,836	119,824,604
Collateral upon receipt of securities in-kind	-	80,761	-	-
Fund shares repurchased	-	-	-	-
Expenses recaptured	-	-	-	-
Accrued unitary management fees	423,631	73,125	95,468	575,069
Accrued advisory fees	-	-	-	-
Accrued trustees’ and officer’s fees	-	-	-	-
Accrued expenses	-	-	-	-
Accrued tax expenses	-	-	-	-
Other payables	-	-	-	-

Total liabilities	26,529,422	12,766,578	6,629,149	123,645,638

Net Assets	$685,051,044	$108,533,260	$118,030,094	$1,478,476,525

Net assets consist of:
Shares of beneficial interest	$1,594,487,642	$276,736,165	$268,837,754	$1,645,085,389
Distributable earnings (loss)	(909,436,598)	(168,202,905)	(150,807,660)	(166,608,864)

Net Assets	$685,051,044	$108,533,260	$118,030,094	$1,478,476,525

Shares outstanding (unlimited amount authorized, $0.01 par value)	19,750,000	3,950,000	6,750,000	35,350,000
Net asset value	$34.69	$27.48	$17.49	$41.82

Market price	$34.67	$27.65	$17.46	$42.17

Unaffiliated investments in securities, at cost	$817,075,029	$109,015,217	$115,879,288	$1,456,305,195

Affiliated investments in securities, at cost	$25,822,311	$12,068,541	$4,333,836	$119,824,604

Foreign currencies, at cost	$456	$170,748	$2,179,833	$211,740

(a) Includes securities on loan with an aggregate value of:	$23,358,235	$11,570,944	$4,099,555	$104,866,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco MSCI Green Building ETF (GBLD)

$ 474,704,251	$1,093,074,640	$ 131,576,669	$234,472,434	$78,319,381	$51,699,880	$ 5,860,889
72,985,037	17,174,439	41,757,577	5,361,749	3,430,832	13,310,890	1,345,191
385,313	11,394,255	265,094	8,510	320,548	20,037	67

-	-	-	-	5,336,577	-	-

1,636,654	8,882,143	51,277	353,640	123,847	109,512	25,406
43,610	45,439	103,779	318	1,706	2,660	251
175	348	-	-	7,324,560	-	14,845
-		-	-	55	-	-
416,052	4,503	71,647	200,365	155,906	168,300	-
-	-	-	-	-	8,282	-

550,171,092	1,130,575,767	173,826,043	240,397,016	95,013,412	65,319,561	7,246,649

1,516,515	5,709,495	285,757	276,784	505,119	91,184	19,511

-	3,824,285	-	-	5,422,616	-	-
72,982,192	17,174,354	41,756,693	5,361,762	3,430,832	12,969,118	1,287,840
-	-	-	-	5,336,577	-	-
-	-	-	-	1,931,128	-	-
-	-	-	-	-	5,202	-
201,681	470,260	90,208	153,514	39,736	-	1,959
-	-	-	-	-	22,834	-
-	-	-	-	-	7,909	-
-	-	-	-	-	86,070	-
-	3,671,495	-	-	-	-	-
4,457	5,156,879	-	-	-	-	-

74,704,845	36,006,768	42,132,658	5,792,060	16,666,008	13,182,317	1,309,310

$475,466,247	$1,094,568,999	$131,693,385	$234,604,956	$78,347,404	$52,137,244	$5,937,339

$618,033,463	$1,498,615,047	$427,105,482	$301,279,149	$147,742,735	$73,550,167	$8,773,816
(142,567,216)	(404,046,048)	(295,412,097)	(66,674,193)	(69,395,331)	(21,412,923)	(2,836,477)

$475,466,247	$1,094,568,999	$131,693,385	$234,604,956	$78,347,404	$52,137,244	$5,937,339

16,850,000	63,400,000	9,825,000	7,350,000	2,350,000	1,800,000	400,001
$28.22	$17.26	$13.40	$31.92	$33.34	$28.97	$14.84

$28.42	$17.25	$13.41	$31.94	$33.48	$29.03	$14.93

$529,538,014	$1,166,159,771	$210,195,400	$223,819,456	$84,033,863	$53,041,719	$8,023,606

$72,982,192	$17,174,354	$41,756,693	$5,361,762	$3,430,832	$13,350,389	$1,346,617

$389,927	$11,464,979	$267,435	$8,581	$320,732	$25,448	$67

$65,520,455	$15,272,634	$40,498,931	$5,177,972	$3,230,287	$12,372,746	$1,253,491

101

Statements of Assets and Liabilities–(continued)

October 31, 2023

	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)
Assets:
Unaffiliated investments in securities, at value(a)	$839,316,213	$175,854,434
Affiliated investments in securities, at value	27,815,400	5,317,121
Foreign currencies, at value	113,725	18,876
Deposits with brokers:
Cash segregated as collateral	-	36,311
Receivable for:
Dividends	277,515	132,262
Securities lending	3,961	2,801
Investments sold	-	20
Fund shares sold	-	34,582
Foreign tax reclaims	1,398,471	448,951
Other assets	307	-

Total assets	868,925,592	181,845,358

Liabilities:
Due to custodian	285,714	294,779
Payable for:
Investments purchased	-	34,582
Collateral upon return of securities loaned	27,814,423	5,317,064
Collateral upon receipt of securities in-kind	-	36,311
Fund shares repurchased	-	-
Expenses recaptured	-	-
Accrued unitary management fees	-	43,710
Accrued advisory fees	363,367	-
Accrued trustees’ and officer’s fees	16,353	-
Accrued expenses	362,773	-
Accrued tax expenses	-	-
Other payables	-	-

Total liabilities	28,842,630	5,726,446

Net Assets	$840,082,962	$176,118,912

Net assets consist of:
Shares of beneficial interest	$839,907,072	$205,495,317
Distributable earnings (loss)	175,890	(29,376,405)

Net Assets	$840,082,962	$176,118,912

Shares outstanding (unlimited amount authorized, $0.01 par value)	18,520,000	7,000,000
Net asset value	$45.36	$25.16

Market price	$45.37	$25.35

Unaffiliated investments in securities, at cost	$786,745,381	$177,537,094

Affiliated investments in securities, at cost	$27,814,423	$5,317,064

Foreign currencies, at cost	$120,401	$18,897

(a) Includes securities on loan with an aggregate value of:	$27,229,917	$4,776,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

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103

Statements of Operations

For the year ended October 31, 2023

	Invesco China Technology ETF (CQQQ)	Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)	Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Investment income:
Unaffiliated dividend income	$3,941,295	$3,465,608	$6,305,811	$63,763,811	$17,989,121
Affiliated dividend income	84,424	1,691	7,439	18,413	10,602
Securities lending income, net	436,710	30,424	27,704	903,585	735,575
Foreign withholding tax	(194,864)	(212,124)	(962,962)	(6,371,319)	(1,905,498)

Total investment income	4,267,565	3,285,599	5,377,992	58,314,490	16,829,800

Expenses:
Unitary management fees	6,119,691	1,001,229	1,323,184	6,609,690	2,684,906
Advisory fees	-	-	-	-	-
Sub-licensing fees	-	-	-	-	-
Accounting & administration fees	-	-	-	-	-
Professional fees	-	-	-	-	-
Custodian & transfer agent fees	-	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-	-
Recapture (Note 3)	-	-	-	-	-
Tax expenses	-	-	-	-	-
Other expenses	-	-	-	-	-

Total expenses	6,119,691	1,001,229	1,323,184	6,609,690	2,684,906

Less: Waivers	(1,380)	(40)	(123)	(567)	(266)

Net expenses	6,118,311	1,001,189	1,323,061	6,609,123	2,684,640

Net investment income (loss)	(1,850,746)	2,284,410	4,054,931	51,705,367	14,145,160

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(196,039,606)	1,933,472	4,499,967	(25,750,935)	(17,638,881)
Affiliated investment securities	12,379	1,471	(94)	(11,111)	(5,813)
Unaffiliated in-kind redemptions	6,178,131	4,130,089	1,753,584	6,466,538	12,019,893
Affiliated in-kind redemptions	-	-	-	-	-
Foreign currencies	(161,861)	49,760	(444,128)	(181,781)	(175,932)
Distributions of underlying fund shares	-	-	-	-	-

Net realized gain (loss)	(190,010,957)	6,114,792	5,809,329	(19,477,289)	(5,800,733)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	250,493,516	1,481,861	8,279,082	143,770,346	41,470,020
Affiliated investment securities	(487)	(124)	63	3,274	4,872
Foreign currencies	(2)	37,568	(3,374)	158,234	21,303

Change in net unrealized appreciation (depreciation)	250,493,027	1,519,305	8,275,771	143,931,854	41,496,195

Net realized and unrealized gain (loss)	60,482,070	7,634,097	14,085,100	124,454,565	35,695,462

Net increase (decrease) in net assets resulting from operations	$58,631,324	$9,918,507	$18,140,031	$176,159,932	$49,840,622

(a)	Net of foreign taxes of $2,909,309.
(b)	Net of foreign taxes of $634,684.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco FTSE RAFI Emerging Markets ETF (PXH)		Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco MSCI Green Building ETF (GBLD)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$70,378,197		$2,448,366	$4,681,991	$2,929,943	$1,921,965	$290,422	$20,672,419	$4,715,225
173,533		2,114	3,484	1,023	2,636	473	7,029	1,251
295,687		2,426,160	29,829	71,424	25,698	1,873	135,409	45,667
(6,400,506)		(297,633)	(263,108)	(255,109)	(111,988)	(19,045)	(698,920)	(452,800)

64,446,911		4,579,007	4,452,196	2,747,281	1,838,311	273,723	20,115,937	4,309,343

6,242,932		1,486,998	2,035,009	444,907	-	23,587	-	427,065
-		-	-	-	291,890	-	4,820,351	-
-		-	-	-	74,436	-	303,561	-
-		-	-	-	17,939	-	74,847	-
-		-	-	-	44,161	-	47,415	-
-		-	-	-	15,669	-	23,631	-
-		-	-	-	10,016	-	17,028	-
-		-	-	-	5,862	-	-	-
-		-	1,108	-	-	-	-	-
-		-	-	-	20,663	-	111,309	-

6,242,932		1,486,998	2,036,117	444,907	480,636	23,587	5,398,142	427,065

(3,702)		(71)	(72)	(20)	(87,963)	(372)	(214)	(31)

6,239,230		1,486,927	2,036,045	444,887	392,673	23,215	5,397,928	427,034

58,207,681		3,092,080	2,416,151	2,302,394	1,445,638	250,508	14,718,009	3,882,309

(45,279,495	)(a)	(40,919,872)	(9,149,716)	423,661	(1,034,277)	(453,571)	(13,248,525)	(2,971,415)
1,608		3,732	(4,569)	(1,728)	(5,992)	(1,128)	(7,693)	1,086
12,311,372		2,748,151	11,299,523	1,617,732	1,528,625	-	85,575,910	1,615
-		-	-	-	2,107	-	-	-
210,473		101,043	136,439	(48,753)	(3,253)	(464)	102,309	(11,428)
-		-	-	-	47,511	4,678	-	-

(32,756,042)		(38,066,946)	2,281,677	1,990,912	534,721	(450,485)	72,422,001	(2,980,142)

149,515,467	(b)	(14,637,251)	10,065,125	5,183,207	(1,376,216)	(266,194)	(70,719,103)	12,075,946
317		1,799	(18)	(38)	(20,994)	(1,429)	(617)	35
(346,433)		6,203	23,667	10,598	10,469	(633)	94,470	29,829

149,169,351		(14,629,249)	10,088,774	5,193,767	(1,386,741)	(268,256)	(70,625,250)	12,105,810

116,413,309		(52,696,195)	12,370,451	7,184,679	(852,020)	(718,741)	1,796,751	9,125,668

$174,620,990		$(49,604,115)	$14,786,602	$9,487,073	$593,618	$(468,233)	$16,514,760	$13,007,977

105

Statements of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	Invesco China Technology ETF (CQQQ)		Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)
	2023	2022	2023	2022

Operations:
Net investment income (loss)	$(1,850,746)	$(1,562,073)	$2,284,410	$2,077,956
Net realized gain (loss)	(190,010,957)	(462,966,564)	6,114,792	(43,311,246)
Change in net unrealized appreciation (depreciation)	250,493,027	(376,605,766)	1,519,305	(33,274,660)

Net increase (decrease) in net assets resulting from operations	58,631,324	(841,134,403)	9,918,507	(74,507,950)

Distributions to Shareholders from:
Distributable earnings	(670,073)	-	(2,199,157)	(3,925,843)

Shareholder Transactions:
Proceeds from shares sold	103,484,499	172,945,075	32,883,352	28,274,301
Value of shares repurchased	(179,557,792)	(149,431,932)	(33,583,440)	(100,277,950)
Transaction fees	553,435	892,716	-	-

Net increase (decrease) in net assets resulting from share transactions	(75,519,858)	24,405,859	(700,088)	(72,003,649)

Net increase (decrease) in net assets	(17,558,607)	(816,728,544)	7,019,262	(150,437,442)

Net assets:
Beginning of year	702,609,651	1,519,338,195	101,513,998	251,951,440

End of year	$685,051,044	$702,609,651	$108,533,260	$101,513,998

Changes in Shares Outstanding:
Shares sold	2,200,000	3,000,000	1,150,000	750,000
Shares repurchased	(4,300,000)	(3,200,000)	(1,100,000)	(3,150,000)
Shares outstanding, beginning of year	21,850,000	22,050,000	3,900,000	6,300,000

Shares outstanding, end of year	19,750,000	21,850,000	3,950,000	3,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)		Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)		Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)		Invesco FTSE RAFI Emerging Markets ETF (PXH)
2023	2022	2023	2022	2023	2022	2023	2022

$4,054,931	$5,078,232	$51,705,367	$36,489,887	$14,145,160	$12,372,281	$58,207,681	$72,967,685
5,809,329	(44,728,050)	(19,477,289)	11,475,160	(5,800,733)	1,553,534	(32,756,042)	(77,230,538)
8,275,771	(34,871,479)	143,931,854	(265,604,524)	41,496,195	(164,637,804)	149,169,351	(368,884,411)

18,140,031	(74,521,297)	176,159,932	(217,639,477)	49,840,622	(150,711,989)	174,620,990	(373,147,264)

(3,777,465)	(6,385,828)	(50,508,745)	(56,137,305)	(15,381,159)	(16,160,202)	(59,342,500)	(87,622,863)

22,859,588	33,108,779	246,714,932	343,704,424	14,192,205	305,752,400	10,977,479	520,451,725
(44,907,905)	(41,730,730)	(24,507,745)	(139,666,614)	(62,362,283)	(84,459,440)	(238,230,978)	(214,644,247)
122,808	178,579	80,392	88,225	14,683	81,683	303,421	700,528

(21,925,509)	(8,443,372)	222,287,579	204,126,035	(48,155,395)	221,374,643	(226,950,078)	306,508,006

(7,562,943)	(89,350,497)	347,938,766	(69,650,747)	(13,695,932)	54,502,452	(111,671,588)	(154,262,121)

125,593,037	214,943,534	1,130,537,759	1,200,188,506	489,162,179	434,659,727	1,206,240,587	1,360,502,708

$118,030,094	$125,593,037	$1,478,476,525	$1,130,537,759	$475,466,247	$489,162,179	$1,094,568,999	$1,206,240,587

1,250,000	1,450,000	5,850,000	8,300,000	500,000	9,500,000	600,000	27,050,000
(2,400,000)	(2,150,000)	(550,000)	(3,150,000)	(2,000,000)	(2,550,000)	(13,350,000)	(11,550,000)
7,900,000	8,600,000	30,050,000	24,900,000	18,350,000	11,400,000	76,150,000	60,650,000

6,750,000	7,900,000	35,350,000	30,050,000	16,850,000	18,350,000	63,400,000	76,150,000

107

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2023 and 2022

	Invesco Global Clean Energy ETF (PBD)		Invesco Global Water ETF (PIO)
	2023	2022	2023	2022

Operations:
Net investment income	$3,092,080	$2,971,425	$2,416,151	$2,658,850
Net realized gain (loss)	(38,066,946)	(76,665,090)	2,281,677	(16,125,579)
Change in net unrealized appreciation (depreciation)	(14,629,249)	(71,102,510)	10,088,774	(72,826,253)

Net increase (decrease) in net assets resulting from operations	(49,604,115)	(144,796,175)	14,786,602	(86,292,982)

Distributions to Shareholders from:
Distributable earnings	(6,009,522)	(3,615,255)	(2,520,644)	(3,609,219)
Return of capital	-	-	-	-

Total distributions to shareholders	(6,009,522)	(3,615,255)	(2,520,644)	(3,609,219)

Shareholder Transactions:
Proceeds from shares sold	-	7,715,450	-	31,091,667
Value of shares repurchased	(29,435,232)	(42,210,220)	(34,948,695)	(6,934,994)
Transaction fees	14,283	14,718	2,356	2,911

Net increase (decrease) in net assets resulting from share transactions	(29,420,949)	(34,480,052)	(34,946,339)	24,159,584

Net increase (decrease) in net assets	(85,034,586)	(182,891,482)	(22,680,381)	(65,742,617)

Net assets:
Beginning of year	216,727,971	399,619,453	257,285,337	323,027,954

End of year	$131,693,385	$216,727,971	$234,604,956	$257,285,337

Changes in Shares Outstanding:
Shares sold	-	350,000	-	800,000
Shares repurchased	(1,600,000)	(1,700,000)	(1,000,000)	(200,000)
Shares outstanding, beginning of year	11,425,000	12,775,000	8,350,000	7,750,000

Shares outstanding, end of year	9,825,000	11,425,000	7,350,000	8,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco International BuyBack AchieversTM ETF (IPKW)		Invesco MSCI Global Timber ETF (CUT)		Invesco MSCI Green Building ETF (GBLD)		Invesco S&P Global Water Index ETF (CGW)
2023	2022	2023	2022	2023	2022	2023	2022

$2,302,394	$3,127,706	$1,445,638	$1,606,588	$250,508	$166,520	$14,718,009	$12,544,693
1,990,912	(26,410,957)	534,721	6,256,984	(450,485)	(234,786)	72,422,001	(16,826,341)
5,193,767	(4,107,446)	(1,386,741)	(22,097,502)	(268,256)	(1,651,648)	(70,625,250)	(254,546,079)

9,487,073	(27,390,697)	593,618	(14,233,930)	(468,233)	(1,719,914)	16,514,760	(258,827,727)

(2,221,342)	(9,566,307)	(1,560,660)	(1,454,000)	(253,373)	(174,785)	(13,784,941)	(20,088,093)
-	-	-	-	-	(26,115)	-	-

(2,221,342)	(9,566,307)	(1,560,660)	(1,454,000)	(253,373)	(200,900)	(13,784,941)	(20,088,093)

29,985,637	14,961,759	-	5,213,349	1,730,816	2,085,059	101,723,809	55,189,956
(39,692,142)	(21,886,121)	(7,552,564)	(20,907,491)	-	-	(197,367,725)	(42,623,484)
2,838	6,640	395	3,660	-	-	3,321	1,588

(9,703,667)	(6,917,722)	(7,552,169)	(15,690,482)	1,730,816	2,085,059	(95,640,595)	12,568,060

(2,437,936)	(43,874,726)	(8,519,211)	(31,378,412)	1,009,210	164,245	(92,910,776)	(266,347,760)

80,785,340	124,660,066	60,656,455	92,034,867	4,928,129	4,763,884	932,993,738	1,199,341,498

$78,347,404	$80,785,340	$52,137,244	$60,656,455	$5,937,339	$4,928,129	$840,082,962	$932,993,738

850,000	400,000	-	150,000	100,000	100,000	2,000,000	960,000
(1,150,000)	(600,000)	(250,000)	(650,000)	-	-	(3,920,000)	(880,000)
2,650,000	2,850,000	2,050,000	2,550,000	300,001	200,001	20,440,000	20,360,000

2,350,000	2,650,000	1,800,000	2,050,000	400,001	300,001	18,520,000	20,440,000

109

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2023 and 2022

	Invesco S&P International Developed Quality ETF (IDHQ)
	2023	2022

Operations:
Net investment income	$3,882,309	$3,303,241
Net realized gain (loss)	(2,980,142)	(14,247,548)
Change in net unrealized appreciation (depreciation)	12,105,810	(26,334,918)

Net increase (decrease) in net assets resulting from operations	13,007,977	(37,279,225)

Distributions to Shareholders from:
Distributable earnings	(3,884,122)	(3,802,505)

Shareholder Transactions:
Proceeds from shares sold	74,725,773	49,580,715
Value of shares repurchased	-	(30,759,251)
Transaction fees	3,623	3,973

Net increase in net assets resulting from share transactions	74,729,396	18,825,437

Net increase (decrease) in net assets	83,853,251	(22,256,293)

Net assets:
Beginning of year	92,265,661	114,521,954

End of year	$176,118,912	$92,265,661

Changes in Shares Outstanding:
Shares sold	2,850,000	1,650,000
Shares repurchased	-	(1,150,000)
Shares outstanding, beginning of year	4,150,000	3,650,000

Shares outstanding, end of year	7,000,000	4,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights

Invesco China Technology ETF (CQQQ)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$32.16	$68.90	$73.98	$47.88	$40.55

Net investment income (loss)(a)	(0.09)	(0.07)	(0.15)	(0.06)	0.04
Net realized and unrealized gain (loss) on investments	2.62	(36.71)	(4.54)	26.17	7.46

Total from investment operations	2.53	(36.78)	(4.69)	26.11	7.50

Distributions to shareholders from:
Net investment income	(0.03)	-	(0.39)	(0.01)	(0.17)

Transaction fees(a)	0.03	0.04	-	-	-

Net asset value at end of year	$34.69	$32.16	$68.90	$73.98	$47.88

Market price at end of year(b)	$34.67	$31.96	$68.25	$74.34	$47.67

Net Asset Value Total Return(c)	7.95%	(53.32)%	(6.41)%	54.53%	18.59%
Market Price Total Return(c)	8.56%	(53.17)%	(7.75)%	55.97%	17.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$685,051	$702,610	$1,519,338	$1,043,162	$509,964
Ratio to average net assets of:
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.21)%	(0.14)%	(0.19)%	(0.09)%	0.09%
Portfolio turnover rate(d)	58%	58%	54%	38%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)

	Years Ended October 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$26.03	$39.99	$29.82		$27.18	$24.53

Net investment income(a)	0.54	0.40	0.22	(b)	0.13	0.30
Net realized and unrealized gain (loss) on investments	1.42	(13.59)	10.12		2.77	2.70

Total from investment operations	1.96	(13.19)	10.34		2.90	3.00

Distributions to shareholders from:
Net investment income	(0.51)	(0.77)	(0.17)		(0.26)	(0.35)

Net asset value at end of year	$27.48	$26.03	$39.99		$29.82	$27.18

Market price at end of year(c)	$27.65	$26.00	$40.09		$29.77	$27.10

Net Asset Value Total Return(d)	7.40%	(33.25)%	34.70%		10.82%	12.31%
Market Price Total Return(d)	8.18%	(33.49)%	35.26%		10.96%	12.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$108,533	$101,514	$251,951		$155,043	$175,327
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80%		0.80%	0.81%
Net investment income	1.83%	1.22%	0.59	%(b)	0.47%	1.18%
Portfolio turnover rate(e)	144%	152%	161%		115%	106%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes income received from foreign withholding tax claims. Net investment income per share and the ratio of net investment income to average net assets excluding the foreign withholding tax claims are $0.16 and 0.44%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Financial Highlights–(continued)

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)

	Years Ended October 31,
	2023	2022		2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$15.90	$24.99		$19.56	$18.59	$16.12

Net investment income(a)	0.51	0.57	(b)	0.19	0.23	0.36	(c)
Net realized and unrealized gain (loss) on investments	1.56	(8.97)		5.52	1.07	2.51

Total from investment operations	2.07	(8.40)		5.71	1.30	2.87

Distributions to shareholders from:
Net investment income	(0.50)	(0.71)		(0.30)	(0.34)	(0.41)

Transaction fees(a)	0.02	0.02		0.02	0.01	0.01

Net asset value at end of year	$17.49	$15.90		$24.99	$19.56	$18.59

Market price at end of year(d)	$17.46	$15.85		$24.81	$19.60	$18.51

Net Asset Value Total Return(e)	12.98%	(34.05)%		29.35%	7.08%	18.23%
Market Price Total Return(e)	13.16%	(33.79)%		28.17%	7.77%	18.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$118,030	$125,593		$214,944	$155,489	$168,210
Ratio to average net assets of:
Expenses	0.90%	0.90%		0.90%	0.90%	0.91	%(f)
Net investment income	2.76%	2.66	%(b)	0.79%	1.25%	2.13	%(c)(f)
Portfolio turnover rate(g)	150%	169%		198%	155%	158%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.48 and 2.24%, respectively.

(c)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.24 and 1.39%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$37.62	$48.20	$34.17	$40.99	$40.04

Net investment income(a)	1.54	1.40	1.42	0.94	1.45
Net realized and unrealized gain (loss) on investments	4.15	(9.83)	13.72	(6.85)	1.10

Total from investment operations	5.69	(8.43)	15.14	(5.91)	2.55

Distributions to shareholders from:
Net investment income	(1.49)	(2.15)	(1.11)	(0.92)	(1.60)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)

Net asset value at end of year	$41.82	$37.62	$48.20	$34.17	$40.99

Market price at end of year(c)	$42.17	$37.71	$48.22	$34.25	$40.86

Net Asset Value Total Return(d)	15.00%	(17.95)%	44.49%	(14.26)%	6.58%
Market Price Total Return(d)	15.68%	(17.81)%	44.22%	(13.80)%	6.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,478,477	$1,130,538	$1,200,189	$871,403	$1,246,076
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.52%	3.24%	3.09%	2.57%	3.64%
Portfolio turnover rate(e)	12%	16%	17%	11%	15%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$26.66	$38.13	$28.93	$30.67	$29.48

Net investment income(a)	0.79	0.81	0.65	0.60	0.70
Net realized and unrealized gain (loss) on investments	1.63	(11.23)	9.25	(1.70)	1.24

Total from investment operations	2.42	(10.42)	9.90	(1.10)	1.94

Distributions to shareholders from:
Net investment income	(0.86)	(1.06)	(0.70)	(0.64)	(0.75)

Transaction fees(a)	0.00 (b)	0.01	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$28.22	$26.66	$38.13	$28.93	$30.67

Market price at end of year(c)	$28.42	$26.68	$38.41	$28.94	$30.42

Net Asset Value Total Return(d)	8.88%	(27.72)%	34.34%	(3.36)%	6.72%
Market Price Total Return(d)	9.58%	(28.21)%	35.26%	(2.53)%	5.85%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$475,466	$489,162	$434,660	$308,106	$328,155
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	2.58%	2.55%	1.77%	2.09%	2.36%
Portfolio turnover rate(e)	31%	32%	31%	26%	27%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Financial Highlights–(continued)

Invesco FTSE RAFI Emerging Markets ETF (PXH)

	Years Ended October 31,
	2023	2022		2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$15.84	$22.43		$17.51		$20.95		$20.02

Net investment income(a)	0.84	1.06	(b)	0.92		0.59		0.72
Net realized and unrealized gain (loss) on investments	1.45	(6.37)		4.63		(3.40)		0.92

Total from investment operations	2.29	(5.31)		5.55		(2.81)		1.64

Distributions to shareholders from:
Net investment income	(0.87)	(1.29)		(0.64)		(0.63)		(0.71)

Transaction fees(a)	0.00 (c)	0.01		0.01		0.00	(c)	0.00	(c)

Net asset value at end of year	$17.26	$15.84		$22.43		$17.51		$20.95

Market price at end of year(d)	$17.25	$15.85		$22.34		$17.51		$20.93

Net Asset Value Total Return(e)	14.21%	(24.47)%		31.79%		(13.44)%		8.31%
Market Price Total Return(e)	14.09%	(24.14)%		31.28%		(13.36)%		8.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,094,569	$1,206,241		$1,360,503		$969,844		$1,277,150
Ratio to average net assets of:
Expenses	0.49%	0.49%		0.49	%(f)	0.49	%(f)	0.49	%(f)
Net investment income	4.57%	5.39	%(b)	4.11%		3.14%		3.48%
Portfolio turnover rate(g)	21%	36%		34%		22%		29%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.63 and 3.19%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Financial Highlights–(continued)

Invesco Global Clean Energy ETF (PBD)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$18.97	$31.28	$22.89	$12.66	$10.97

Net investment income(a)	0.29	0.25	0.16	0.19	0.21
Net realized and unrealized gain (loss) on investments	(5.30)	(12.25)	8.37	10.30	1.72

Total from investment operations	(5.01)	(12.00)	8.53	10.49	1.93

Distributions to shareholders from:
Net investment income	(0.56)	(0.31)	(0.14)	(0.26)	(0.24)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of year	$13.40	$18.97	$31.28	$22.89	$12.66

Market price at end of year(c)	$13.41	$18.89	$31.31	$22.92	$12.56

Net Asset Value Total Return(d)	(27.24)%	(38.52)%	37.31%	84.06%	17.86%
Market Price Total Return(d)	(26.86)%	(38.83)%	37.26%	85.77%	17.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$131,693	$216,728	$399,619	$124,178	$49,675
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.77	%(e)
Net investment income	1.56%	1.09%	0.52%	1.20%	1.74	%(e)
Portfolio turnover rate(f)	64%	67%	74%	56%	59%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Financial Highlights–(continued)

Invesco Global Water ETF (PIO)

	Years Ended October 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$30.81	$41.68	$31.17		$28.94	$23.73

Net investment income(a)	0.31	0.32	0.58	(b)	0.25	0.38
Net realized and unrealized gain (loss) on investments	1.12	(10.75)	10.35		2.27	5.25

Total from investment operations	1.43	(10.43)	10.93		2.52	5.63

Distributions to shareholders from:
Net investment income	(0.32)	(0.44)	(0.42)		(0.29)	(0.42)

Transaction fees(a)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Net asset value at end of year	$31.92	$30.81	$41.68		$31.17	$28.94

Market price at end of year(d)	$31.94	$30.89	$41.72		$31.18	$28.84

Net Asset Value Total Return(e)	4.57%	(25.14)%	35.17%		8.76%	23.90%
Market Price Total Return(e)	4.37%	(25.02)%	35.26%		9.16%	23.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$234,605	$257,285	$323,028		$207,262	$195,314
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%		0.75%	0.76	%(f)
Net investment income	0.89%	0.91%	1.52	%(b)	0.86%	1.45	%(f)
Portfolio turnover rate(g)	40%	35%	31%		30%	32%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.35 and 0.92%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Financial Highlights–(continued)

Invesco International BuyBack AchieversTM ETF (IPKW)

	Years Ended October 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$30.49	$43.74	$31.35		$32.20	$31.00

Net investment income(a)	0.98	1.12	2.55	(b)	0.57	0.76
Net realized and unrealized gain (loss) on investments	2.79	(10.90)	10.57		(0.82)	1.38

Total from investment operations	3.77	(9.78)	13.12		(0.25)	2.14

Distributions to shareholders from:
Net investment income	(0.92)	(3.47)	(0.73)		(0.61)	(0.94)

Transaction fees(a)	0.00 (c)	0.00 (c)	0.00	(c)	0.01	0.00 (c)

Net asset value at end of year	$33.34	$30.49	$43.74		$31.35	$32.20

Market price at end of year(d)	$33.48	$30.48	$43.78		$31.42	$32.05

Net Asset Value Total Return(e)	12.35%	(23.55)%	41.90%		(0.30)%	7.10%
Market Price Total Return(e)	12.85%	(23.65)%	41.72%		0.37%	6.74%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$78,347	$80,785	$124,660		$92,470	$141,692
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.55%		0.55%	0.55%
Net investment income	2.85%	3.08%	5.98	%(b)	1.86%	2.44%
Portfolio turnover rate(f)	97%	101%	113%		88%	99%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.63 and 1.47%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Financial Highlights–(continued)

Invesco MSCI Global Timber ETF (CUT)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$29.59	$36.09	$27.82	$27.65	$27.98

Net investment income(a)	0.75	0.68	0.55	0.53	0.72
Net realized and unrealized gain (loss) on investments	(0.59)	(6.60)	8.27	0.40	(0.23)

Total from investment operations	0.16	(5.92)	8.82	0.93	0.49

Distributions to shareholders from:
Net investment income	(0.78)	(0.58)	(0.55)	(0.77)	(0.82)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00	(b)

Net asset value at end of year	$28.97	$29.59	$36.09	$27.82	$27.65

Market price at end of year(c)	$29.03	$29.53	$36.09	$27.81	$27.56

Net Asset Value Total Return(d)	0.44%	(16.65)%	31.90%	3.29%	2.32%
Market Price Total Return(d)	0.85%	(16.82)%	31.95%	3.60%	2.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,137	$60,656	$92,035	$75,101	$134,093
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.61%	0.60%	0.55%	0.56	%(e)
Expenses, prior to Waivers	0.82%	0.69%	0.68%	0.72%	0.68	%(e)
Net investment income	2.48%	1.99%	1.51%	2.00%	2.70	%(e)
Portfolio turnover rate(f)	10%	15%	14%	10%	18%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Financial Highlights–(continued)

Invesco MSCI Green Building ETF (GBLD)

	Years Ended October 31,		For the Period April 20, 2021(a) Through October 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$16.43	$23.82	$25.00

Net investment income(b)	0.70	0.69	0.44
Net realized and unrealized gain (loss) on investments	(1.59)	(7.21)	(1.21)

Total from investment operations	(0.89)	(6.52)	(0.77)

Distributions to shareholders from:
Net investment income	(0.70)	(0.76)	(0.41)
Return of capital	-	(0.11)	-

Total distributions	(0.70)	(0.87)	(0.41)

Net asset value at end of period	$14.84	$16.43	$23.82

Market price at end of period(c)	$14.93	$16.44	$23.89

Net Asset Value Total Return(d)	(5.79)%	(28.05)%	(3.13	)%(e)
Market Price Total Return(d)	(5.28)%	(28.22)%	(2.84	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,937	$4,928	$4,764
Ratio to average net assets of:
Expenses, after Waivers	0.38%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%
Net investment income	4.14%	3.40%	3.34	%(f)
Portfolio turnover rate(g)	23%	17%	25%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (April 22, 2021, the first day of trading on the exchange) to October 31, 2021 was (2.74)%. The market price total return from Fund Inception to October 31, 2021 was (2.30)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P Global Water Index ETF (CGW)

	Years Ended October 31,
	2023		2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$45.65		$58.91	$41.43		$39.55	$32.32

Net investment income(a)	0.75		0.61	1.08	(b)	0.63	0.64
Net realized and unrealized gain (loss) on investments	(0.36	)(c)	(12.91)	17.06		1.86	7.26

Total from investment operations.	0.39		(12.30)	18.14		2.49	7.90

Distributions to shareholders from:
Net investment income	(0.68)		(0.96)	(0.66)		(0.61)	(0.67)

Transaction fees(a)	0.00	(d)	0.00 (d)	0.00	(d)	0.00 (d)	0.00 (d)

Net asset value at end of year	$45.36		$45.65	$58.91		$41.43	$39.55

Market price at end of year(e)	$45.37		$45.66	$59.04		$41.54	$39.54

Net Asset Value Total Return(f)	0.81%		(21.21)%	44.25%		6.31%	25.10%
Market Price Total Return(f)	0.81%		(21.37)%	44.18%		6.62%	25.27%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$840,083		$932,994	$1,199,341		$710,871	$741,918
Ratio to average net assets of:
Expenses	0.56%		0.57%	0.57%		0.57%	0.59%
Net investment income	1.53%		1.20%	2.08	%(b)	1.61%	1.82%
Portfolio turnover rate(g)	36%		35%	15%		15%	13%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.62 and 1.18%, respectively.

(c)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Amount represents less than $0.005.
(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P International Developed Quality ETF (IDHQ)

	Years Ended October 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.23	$31.38	$25.01	$24.47	$21.36

Net investment income(a)	0.69	0.76	0.63	0.46	0.54
Net realized and unrealized gain (loss) on investments	2.91	(9.05)	6.39	0.55	3.16

Total from investment operations	3.60	(8.29)	7.02	1.01	3.70

Distributions to shareholders from:
Net investment income	(0.67)	(0.86)	(0.65)	(0.47)	(0.59)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of year	$25.16	$22.23	$31.38	$25.01	$24.47

Market price at end of year(c)	$25.35	$22.23	$31.53	$25.00	$24.53

Net Asset Value Total Return(d)	16.13%	(26.69)%	28.19%	4.42%	17.58%
Market Price Total Return(d)	17.00%	(27.04)%	28.85%	4.09%	18.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$176,119	$92,266	$114,522	$100,021	$47,726
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.31	%(e)
Net investment income	2.64%	2.85%	2.09%	1.83%	2.38	%(e)
Portfolio turnover rate(f)	50%	62%	61%	42%	54%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco China Technology ETF (CQQQ)	“China Technology ETF”

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)*	“Dorsey Wright Developed Markets Momentum ETF”

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)**	“Dorsey Wright Emerging Markets Momentum ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	“FTSE RAFI Developed Markets ex-U.S. ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF”

Invesco FTSE RAFI Emerging Markets ETF (PXH)	“FTSE RAFI Emerging Markets ETF”

Invesco Global Clean Energy ETF (PBD)	“Global Clean Energy ETF”

Invesco Global Water ETF (PIO)	“Global Water ETF”

Invesco International BuyBack AchieversTM ETF (IPKW)	“International BuyBack AchieversTM ETF”

Invesco MSCI Global Timber ETF (CUT)	“MSCI Global Timber ETF”

Invesco MSCI Green Building ETF (GBLD)	“MSCI Green Building ETF”

Invesco S&P Global Water Index ETF (CGW)	“S&P Global Water Index ETF”

Invesco S&P International Developed Quality ETF (IDHQ)	“S&P International Developed Quality ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Developed Markets Momentum ETF to Invesco Dorsey Wright Developed Markets Momentum ETF.
**	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Emerging Markets Momentum ETF to Invesco Dorsey Wright Emerging Markets Momentum ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange

China Technology ETF	NYSE Arca, Inc.

Dorsey Wright Developed Markets Momentum ETF	The Nasdaq Stock Market LLC

Dorsey Wright Emerging Markets Momentum ETF	The Nasdaq Stock Market LLC

FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc.

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc.

FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc.

Global Clean Energy ETF	NYSE Arca, Inc.

Global Water ETF	The Nasdaq Stock Market LLC

International BuyBack AchieversTM ETF	The Nasdaq Stock Market LLC

MSCI Global Timber ETF	NYSE Arca, Inc.

MSCI Green Building ETF	NYSE Arca, Inc.

S&P Global Water Index ETF	NYSE Arca, Inc.

S&P International Developed Quality ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

China Technology ETF	FTSE China Incl A 25% Technology Capped Index

Dorsey Wright Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index

Dorsey Wright Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFITM Developed ex U.S. 1000 Index

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index

FTSE RAFI Emerging Markets ETF	FTSE RAFITM Emerging Index

Global Clean Energy ETF	WilderHill New Energy Global Innovation Index

Global Water ETF	Nasdaq OMX Global Water IndexSM

International BuyBack AchieversTM ETF	Nasdaq International BuyBack AchieversTM Index

MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index

MSCI Green Building ETF	MSCI Global Green Building Index

S&P Global Water Index ETF	S&P Global Water Index

S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the

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closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Each Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Each Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Each Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Each Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2023, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for MSCI Global Timber ETF and S&P Global Water Index ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

MSCI Global Timber ETF and S&P Global Water Index ETF are responsible for all of their own expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to their respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board

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members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee, are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2023, each Fund (except for Dorsey Wright Developed Markets Momentum ETF, Dorsey Wright Emerging Markets Momentum ETF, FTSE RAFI Developed Markets ex-U.S. ETF, FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and International BuyBack AchieversTM ETF) had affiliated securities lending transactions with Invesco.

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Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

China Technology ETF	$2,273

FTSE RAFI Emerging Markets ETF	525

Global Clean Energy ETF	95,485

Global Water ETF	338

MSCI Global Timber ETF	604

MSCI Green Building ETF	99

S&P Global Water Index ETF	3,977

S&P International Developed Quality ETF	198

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates

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that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as disease outbreaks and pandemics, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes

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imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Geographic Concentration Risk. A Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on a Fund’s investment performance. For example, a natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.

Green Building Investing Risk. Companies involved in “green building” face many of the risk factors associated generally with the building and construction industry, including that such companies may be significantly affected by changes in government spending or regulation, zoning laws, economic conditions and world events, interest rates, taxation, real estate values and overbuilding. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products in general. In addition, such companies face risks specific to sustainable or “green” building, including: building costs may be more expensive for green buildings as compared to conventional buildings; green construction materials may not be readily available; the costs associated with obtaining third-party certification; and the failure to continue to meet certification standards. The technology and methods for green building are relatively new, and there is uncertainty surrounding the longevity and warranty of new products and/or the use of relatively untested materials. Moreover, there remains uncertainty about how the regulatory environment might evolve with respect to green building.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because China Technology ETF, Global Water ETF, International BuyBack AchieversTM ETF, MSCI Global Timber ETF, MSCI Green Building ETF and S&P Global Water Index ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent

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to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for their respective Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. A Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that an index provider evaluates environmental, social and governance (“ESG”) factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact a Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in an Underlying Index. There is no guarantee that an Underlying Index will reflect complete exposure to any particular environmental theme.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

China Technology ETF	0.70%

Dorsey Wright Developed Markets Momentum ETF	0.80%

Dorsey Wright Emerging Markets Momentum ETF	0.90%

FTSE RAFI Developed Markets ex-U.S. ETF	0.45%

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%

FTSE RAFI Emerging Markets ETF	0.49%

Global Clean Energy ETF	0.75%

Global Water ETF	0.75%

International BuyBack AchieversTM ETF	0.55%

MSCI Green Building ETF	0.39%

S&P International Developed Quality ETF	0.29%

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Pursuant to another Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of average daily net assets)

MSCI Global Timber ETF	0.50%

S&P Global Water Index ETF	0.50%

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each of MSCI Global Timber ETF and S&P Global Water Index ETF, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser)) of each such Fund from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least August 31, 2025. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for S&P Global Water Index ETF.

Expense Cap

MSCI Global Timber ETF	0.55%

S&P Global Water Index ETF	0.63%

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended October 31, 2023, the Adviser waived fees for each Fund in the following amounts:

China Technology ETF	$1,380

Dorsey Wright Developed Markets Momentum ETF	40

Dorsey Wright Emerging Markets Momentum ETF	123

FTSE RAFI Developed Markets ex-U.S. ETF	567

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	266

FTSE RAFI Emerging Markets ETF	3,702

Global Clean Energy ETF	71

Global Water ETF	72

International BuyBack AchieversTM ETF	20

MSCI Global Timber ETF	87,963

MSCI Green Building ETF	372

S&P Global Water Index ETF	214

S&P International Developed Quality ETF	31

The fees waived and/or expenses borne by the Adviser for MSCI Global Timber ETF and S&P Global Water Index ETF, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Fund, the amounts available for potential recapture by the Adviser and the expiration schedule as of October 31, 2023 are as follows:

	Total
	Potential
	Recapture	Potential Recapture Amounts Expiring
	Amounts	10/31/24	10/31/25	10/31/26

MSCI Global Timber ETF	$223,469	$81,775	$62,435	$79,259

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

China Technology ETF	FTSE International Ltd.

Dorsey Wright Developed Markets Momentum ETF	Dorsey Wright & Associates, LLC

Dorsey Wright Emerging Markets Momentum ETF	Dorsey Wright & Associates, LLC

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE International Ltd.

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE International Ltd.

FTSE RAFI Emerging Markets ETF	FTSE International Ltd.

Global Clean Energy ETF	WilderHill New Energy Finance, LLC

Global Water ETF	Nasdaq, Inc.

International BuyBack AchieversTM ETF	Nasdaq, Inc.

MSCI Global Timber ETF	MSCI, Inc.

MSCI Green Building ETF	MSCI, Inc.

S&P Global Water Index ETF	S&P Dow Jones Indices LLC

S&P International Developed Quality ETF	S&P Dow Jones Indices LLC

    Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

    The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

    For the fiscal year ended October 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

China Technology ETF	$8,484

Dorsey Wright Developed Markets Momentum ETF	17,222

Dorsey Wright Emerging Markets Momentum ETF	5,196

FTSE RAFI Developed Markets ex-U.S. ETF	18,115

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	15,114

FTSE RAFI Emerging Markets ETF	10,788

Global Clean Energy ETF	47,996

Global Water ETF	9,861

International BuyBack AchieversTM ETF	11,807

MSCI Global Timber ETF	1,374

MSCI Green Building ETF	134

S&P Global Water Index ETF	15,847

S&P International Developed Quality ETF	6,022

    Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

China Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$685,728,055	$-	$-	$685,728,055

Money Market Funds	-	25,822,249	-	25,822,249

Total Investments	$685,728,055	$25,822,249	$-	$711,550,304

Dorsey Wright Developed Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$108,284,308	$-	$-	$108,284,308

Money Market Funds	-	12,068,547	-	12,068,547

Total Investments	$108,284,308	$12,068,547	$-	$120,352,855

Dorsey Wright Emerging Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$118,053,702	$-	$-	$118,053,702

Money Market Funds	-	4,333,910	-	4,333,910

Total Investments	$118,053,702	$4,333,910	$-	$122,387,612

FTSE RAFI Developed Markets ex-U.S. ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,474,950,594	$334,615	$0	$1,475,285,209

Money Market Funds	-	119,826,860	-	119,826,860

Total Investments	$1,474,950,594	$120,161,475	$0	$1,595,112,069

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Investments in Securities

Common Stocks & Other Equity Interests	$474,429,838	$274,413	$-	$474,704,251

Money Market Funds	-	72,985,037	-	72,985,037

Total Investments	$474,429,838	$73,259,450	$-	$547,689,288

FTSE RAFI Emerging Markets ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,093,069,792	$4,848	$0	$1,093,074,640

Money Market Funds	-	17,174,439	-	17,174,439

Total Investments	$1,093,069,792	$17,179,287	$0	$1,110,249,079

Global Clean Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$131,576,669	$-	$-	$131,576,669

Money Market Funds	-	41,757,577	-	41,757,577

Total Investments	$131,576,669	$41,757,577	$-	$173,334,246

Global Water ETF

Investments in Securities

Common Stocks & Other Equity Interests	$234,472,434	$-	$-	$234,472,434

Money Market Funds	-	5,361,749	-	5,361,749

Total Investments	$234,472,434	$5,361,749	$-	$239,834,183

134

	Level 1	Level 2	Level 3	Total

International BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$78,319,381	$-	$-	$78,319,381

Money Market Funds	-	3,430,832	-	3,430,832

Total Investments	$78,319,381	$3,430,832	$-	$81,750,213

MSCI Global Timber ETF

Investments in Securities

Common Stocks & Other Equity Interests	$51,680,516	$-	$19,364	$51,699,880

Exchange-Traded Funds	341,676	-	-	341,676

Money Market Funds	-	12,969,214	-	12,969,214

Total Investments	$52,022,192	$12,969,214	$19,364	$65,010,770

MSCI Green Building ETF

Investments in Securities

Common Stocks & Other Equity Interests	$5,860,889	$-	$-	$5,860,889

Exchange-Traded Funds	57,331	-	-	57,331

Money Market Funds	-	1,287,860	-	1,287,860

Total Investments	$5,918,220	$1,287,860	$-	$7,206,080

S&P Global Water Index ETF

Investments in Securities

Common Stocks & Other Equity Interests	$839,316,213	$-	$-	$839,316,213

Money Market Funds	-	27,815,400	-	27,815,400

Total Investments	$839,316,213	$27,815,400	$-	$867,131,613

S&P International Developed Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$175,854,434	$-	$-	$175,854,434

Money Market Funds	-	5,317,121	-	5,317,121

Total Investments	$175,854,434	$5,317,121	$-	$181,171,555

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022

	Ordinary	Ordinary	Return of
	Income*	Income*	Capital

China Technology ETF	$670,073	$-	$-

Dorsey Wright Developed Markets Momentum ETF	2,199,157	3,925,843	-

Dorsey Wright Emerging Markets Momentum ETF	3,777,465	6,385,828	-

FTSE RAFI Developed Markets ex-U.S. ETF	50,508,745	56,137,305	-

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	15,381,159	16,160,202	-

FTSE RAFI Emerging Markets ETF	59,342,500	87,622,863	-

Global Clean Energy ETF	6,009,522	3,615,255	-

Global Water ETF	2,520,644	3,609,219	-

International BuyBack AchieversTM ETF	2,221,342	9,566,307	-

MSCI Global Timber ETF	1,560,660	1,454,000	-

MSCI Green Building ETF	253,373	174,785	26,115

S&P Global Water Index ETF	13,784,941	20,088,093	-

S&P International Developed Quality ETF	3,884,122	3,802,505	-

*	Includes short-term capital gain distributions, if any.

135

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies and Foreign Taxes	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

China Technology ETF	$ 3,630,897	$ -	$(198,799,742)	$ -	$(714,267,753)	$1,594,487,642	$ 685,051,044

Dorsey Wright Developed Markets Momentum ETF	432,253	-	(1,006,548)	(13,043)	(167,615,567)	276,736,165	108,533,260

Dorsey Wright Emerging Markets Momentum ETF	282,220	-	1,959,105	(3,701)	(153,045,284)	268,837,754	118,030,094

FTSE RAFI Developed Markets ex-U.S. ETF	5,838,492	-	(41,783,499)	(81,854)	(130,582,003)	1,645,085,389	1,478,476,525

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	2,102,063	(34,367)	(72,797,718)	(32,339)	(71,804,855)	618,033,463	475,466,247

FTSE RAFI Emerging Markets ETF	3,977,304	-	(155,388,155)	(4,017,791)	(248,617,406)	1,498,615,047	1,094,568,999

Global Clean Energy ETF	1,442,086	-	(88,306,287)	(8,365)	(208,539,531)	427,105,482	131,693,385

Global Water ETF	398,132	-	7,965,080	1,994	(75,039,399)	301,279,149	234,604,956

International BuyBack AchieversTM ETF	39,698	-	(6,237,108)	(9,105)	(63,188,816)	147,742,735	78,347,404

MSCI Global Timber ETF	1,329,152	(6,944)	(2,445,189)	(18,127)	(20,271,815)	73,550,167	52,137,244

MSCI Green Building ETF	172,537	(225)	(2,285,091)	(682)	(723,016)	8,773,816	5,937,339

S&P Global Water Index ETF	11,619,860	(13,269)	43,534,644	22,308	(54,987,653)	839,907,072	840,082,962

S&P International Developed Quality ETF	260,391	-	(3,190,151)	(1,664)	(26,444,981)	205,495,317	176,118,912

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of October 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

China Technology ETF	$250,255,375	$464,012,378	$714,267,753

Dorsey Wright Developed Markets Momentum ETF	167,615,567	-	167,615,567

Dorsey Wright Emerging Markets Momentum ETF	153,045,284	-	153,045,284

FTSE RAFI Developed Markets ex-U.S. ETF	495,642	130,086,361	130,582,003

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	11,810,449	59,994,406	71,804,855

FTSE RAFI Emerging Markets ETF	23,179,953	225,437,453	248,617,406

Global Clean Energy ETF	73,925,130	134,614,401	208,539,531

Global Water ETF	49,266,573	25,772,826	75,039,399

International BuyBack AchieversTM ETF	55,841,579	7,347,237	63,188,816

MSCI Global Timber ETF	12,088,511	8,183,304	20,271,815

MSCI Green Building ETF	168,590	554,426	723,016

S&P Global Water Index ETF	38,094,072	16,893,581	54,987,653

S&P International Developed Quality ETF	18,797,270	7,647,711	26,444,981

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

136

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

China Technology ETF	$497,167,154	$548,375,042

Dorsey Wright Developed Markets Momentum ETF	176,002,974	177,152,716

Dorsey Wright Emerging Markets Momentum ETF	212,264,576	227,253,111

FTSE RAFI Developed Markets ex-U.S. ETF	191,455,987	177,348,644

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	166,934,449	170,361,706

FTSE RAFI Emerging Markets ETF	258,189,832	402,445,887

Global Clean Energy ETF	125,602,503	133,706,875

Global Water ETF	106,974,813	108,630,250

International BuyBack AchieversTM ETF	77,641,257	78,740,541

MSCI Global Timber ETF	6,034,794	6,392,919

MSCI Green Building ETF	1,557,062	1,398,455

S&P Global Water Index ETF	346,453,104	343,226,504

S&P International Developed Quality ETF	75,660,096	73,339,938

    For the fiscal year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

China Technology ETF	$ 22,581,803	$ 43,470,476

Dorsey Wright Developed Markets Momentum ETF	32,281,957	31,792,472

Dorsey Wright Emerging Markets Momentum ETF	9,085,380	15,781,625

FTSE RAFI Developed Markets ex-U.S. ETF	232,735,182	22,885,342

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	12,542,795	55,775,203

FTSE RAFI Emerging Markets ETF	1,011,868	82,525,193

Global Clean Energy ETF	-	24,608,266

Global Water ETF	-	32,874,420

International BuyBack AchieversTM ETF	28,751,787	36,946,168

MSCI Global Timber ETF	-	6,880,326

MSCI Green Building ETF	1,588,416	-

S&P Global Water Index ETF	100,523,936	199,005,926

S&P International Developed Quality ETF	72,383,545	-

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

    As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

China Technology ETF	$ 55,578,184	$(254,377,926)	$(198,799,742)	$ 910,350,046

Dorsey Wright Developed Markets Momentum ETF	6,073,502	(7,080,050)	(1,006,548)	121,359,403

Dorsey Wright Emerging Markets Momentum ETF	8,634,712	(6,675,607)	1,959,105	120,428,507

FTSE RAFI Developed Markets ex-U.S. ETF	164,986,454	(206,769,953)	(41,783,499)	1,636,895,568

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	39,286,745	(112,084,463)	(72,797,718)	620,487,006

FTSE RAFI Emerging Markets ETF	201,410,648	(356,798,803)	(155,388,155)	1,265,637,234

Global Clean Energy ETF	6,062,578	(94,368,865)	(88,306,287)	261,640,533

Global Water ETF	27,356,252	(19,391,172)	7,965,080	231,869,103

International BuyBack AchieversTM ETF	1,255,020	(7,492,128)	(6,237,108)	87,987,321

MSCI Global Timber ETF	7,329,939	(9,775,128)	(2,445,189)	67,455,959

MSCI Green Building ETF	77,652	(2,362,743)	(2,285,091)	9,491,171

137

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

S&P Global Water Index ETF	$87,734,736	$(44,200,092)	$43,534,644	$823,596,969

S&P International Developed Quality ETF	14,255,808	(17,445,959)	(3,190,151)	184,361,706

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, passive foreign investment companies, foreign currency transactions, foreign capital gains taxes, return of capital, taxable spinoff and partnerships, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2023, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

China Technology ETF	$5,445,934	$ (5,284,348)	$ (161,586)

Dorsey Wright Developed Markets Momentum ETF	200,135	(4,290,097)	4,089,962

Dorsey Wright Emerging Markets Momentum ETF	270,723	(1,954,087)	1,683,364

FTSE RAFI Developed Markets ex-U.S. ETF	291,950	(5,905,626)	5,613,676

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	2,709,838	(13,372,262)	10,662,424

FTSE RAFI Emerging Markets ETF	3,108,859	(3,942,130)	833,271

Global Clean Energy ETF	2,268,411	(3,123,694)	855,283

Global Water ETF	137,547	(11,109,434)	10,971,887

International BuyBack AchieversTM ETF	(16,427)	(974,152)	990,579

MSCI Global Timber ETF	31,688	(1,421,435)	1,389,747

MSCI Green Building ETF	175,260	(159,291)	(15,969)

S&P Global Water Index ETF	102,393	(84,891,884)	84,789,491

S&P International Developed Quality ETF	12,996	(14,611)	1,615

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for each Fund except MSCI Global Timber ETF and S&P Global Water Index ETF. The Interested Trustee does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

138

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco China Technology ETF, Invesco Dorsey Wright Developed Markets Momentum ETF, Invesco Dorsey Wright Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack AchieversTM ETF, Invesco MSCI Global Timber ETF, Invesco MSCI Green Building ETF, Invesco S&P Global Water Index ETF and Invesco S&P International Developed Quality ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco China Technology ETF, Invesco Dorsey Wright Developed Markets Momentum ETF, Invesco Dorsey Wright Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack AchieversTM ETF, Invesco MSCI Global Timber ETF, Invesco MSCI Green Building ETF, Invesco S&P Global Water Index ETF and Invesco S&P International Developed Quality ETF (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

139

Calculating your ongoing Fund expenses

Example

As a shareholder of Invesco MSCI Global Timber ETF and Invesco S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco China Technology ETF, Invesco Dorsey Wright Developed Markets Momentum ETF, Invesco Dorsey Wright Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack AchieversTM ETF, Invesco MSCI Green Building ETF and Invesco S&P International Developed Quality ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Technology ETF (CQQQ)

Actual	$1,000.00	$ 827.70	0.70%	$3.22

Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57

Invesco Dorsey Wright Developed Markets Momentum ETF (PIZ)

Actual	1,000.00	909.40	0.80	3.85

Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08

Invesco Dorsey Wright Emerging Markets Momentum ETF (PIE)

Actual	1,000.00	972.90	0.90	4.48

Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

Actual	1,000.00	944.90	0.45	2.21

Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

140

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

Actual	$1,000.00	$ 910.20	0.49%	$2.36

Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

Invesco FTSE RAFI Emerging Markets ETF (PXH)

Actual	1,000.00	969.50	0.49	2.43

Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

Invesco Global Clean Energy ETF (PBD)

Actual	1,000.00	725.00	0.75	3.26

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco Global Water ETF (PIO)

Actual	1,000.00	914.10	0.75	3.62

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco International BuyBack AchieversTM ETF (IPKW)

Actual	1,000.00	977.80	0.55	2.74

Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80

Invesco MSCI Global Timber ETF (CUT)

Actual	1,000.00	976.10	0.75	3.74

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco MSCI Green Building ETF (GBLD)

Actual	1,000.00	889.30	0.38	1.81

Hypothetical (5% return before expenses)	1,000.00	1,023.29	0.38	1.94

Invesco S&P Global Water Index ETF (CGW)

Actual	1,000.00	912.70	0.55	2.65

Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80

Invesco S&P International Developed Quality ETF (IDHQ)

Actual	1,000.00	945.70	0.29	1.42

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

141

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco China Technology ETF	0%	99%	0%	0%	0%

Invesco Dorsey Wright Developed Markets Momentum ETF	0%	100%	0%	0%	0%

Invesco Dorsey Wright Emerging Markets Momentum ETF	0%	48%	0%	0%	0%

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0%	90%	0%	0%	0%

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0%	80%	0%	0%	0%

Invesco FTSE RAFI Emerging Markets ETF	0%	52%	0%	0%	0%

Invesco Global Clean Energy ETF	0%	31%	1%	0%	0%

Invesco Global Water ETF	0%	100%	36%	0%	0%

Invesco International BuyBack AchieversTM ETF	0%	83%	0%	0%	0%

Invesco MSCI Global Timber ETF	0%	84%	38%	0%	0%

Invesco MSCI Green Building ETF	14%	17%	0%	0%	0%

Invesco S&P Global Water Index ETF	0%	100%	49%	0%	0%

Invesco S&P International Developed Quality ETF	0%	92%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco Dorsey Wright Developed Markets Momentum ETF	$0.0337	$0.8714

Invesco Dorsey Wright Emerging Markets Momentum ETF	0.1366	0.9246

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.1641	1.7580

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.1010	1.1477

Invesco FTSE RAFI Emerging Markets ETF	0.1000	1.1645

Invesco Global Water ETF	0.0357	0.5015

Invesco International BuyBack AchieversTM ETF	0.0301	1.1749

Invesco MSCI Global Timber ETF	0.0593	0.7361

Invesco MSCI Green Building ETF	0.0318	0.5628

Invesco S&P International Developed Quality ETF	0.0613	0.6735

142

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

143

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

144

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

145

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

146

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

147

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

148

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

149

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

150

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

151

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-8	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2023 BLKC Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF SATO Invesco Alerian Galaxy Crypto Economy ETF

2

The Market Environment

Digital Assets

The digital asset markets for the fiscal year ended October 31, 2023 were more stable than the previous year, but remain extremely volatile. Bitcoin, for example, experienced lows around $15,000 during the fiscal year, but ended the period just under $35,000. Market pressure remained on risk assets due to rising interest rates and recession fears. Since many blockchain-related companies either are exposed to digital asset prices directly or generate revenues from activity in the space, stabilization in the digital asset markets has contributed to related returns for equity investments in companies in the industry.

Domestic Equity

At the start of the fiscal year, US equity markets rebounded, despite mixed data on the economy and corporate earnings. However, the US Federal Reserve’s (the Fed’s) message that rate hikes would continue until data showed inflation meaningfully declining, sent markets lower in December 2022. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway, with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate in July by 0.25% again. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time, wages rose and consumers continued to spend, pushing the third quarter year-over-year Gross Domestic Product (GDP) to 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 10.69%, as measured by the S&P 500 Index.3

1	Source: US Federal Reserve
2	Source: US Bureau of Labor Statistics
3	Source: Lipper Inc.

Global Equity

Global equity markets posted gains in November 2022, after better inflation data sparked a rally. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks in the fourth quarter of 2022, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter of 2022, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

3

The Market Environment–(continued)

The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

Global equity markets continued their decline in October 2023, but growth stocks managed to outperform value stocks. Despite higher rates and increased market volatility, both developed market equities and emerging market equities finished the fiscal year ended October 31, 2023, in positive territory.

4

BLKC	Management’s Discussion of Fund Performance
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

As an index fund, the Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, VettaFi, LLC (the “Index Provider”) maintains the Index, which is comprised of two different components: (i) stocks of companies that are materially engaged in the research and development of blockchain technology, cryptocurrency mining, cryptocurrency buying, or cryptocurrency enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and private investment trusts that invest at least 75% of their assets in Bitcoin (the “ETP and Trust Component”). However, the Fund will not invest directly in cryptocurrencies such as Bitcoin, or in crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies.

The term “blockchain” refers to a type of peer-to-peer distributed ledger, or decentralized database, that keeps continuously updated digital records of who owns a particular asset (e.g., cryptocurrency). Blockchain is secured using cryptography and facilitates the process of recording transactions and tracking assets in a business network. Blockchain derives its name from the way it stores transaction data—as unchangeable, digitally recorded data in packages called “blocks” that are linked together to form a chain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network. Each block in the chain is cryptographically connected to the previous block in the chain, ensuring all data in the overall “blockchain” has not been tampered with. Blockchain networks can be private with restricted membership similar to an intranet, or public like the Internet, and are governed by rules agreed on by the network participants.

Blockchain technology can be used in a wide variety of data sharing applications, and track intangible and digital assets and companies across business sectors without a need for a third- party record keeper, payments processor, or central clearing authority. Blockchain technology has the potential to streamline transactions, increase confidence of commercial market participants, and increase efficiency for various business processes, including recordkeeping, payment processing and inventory management among others.

“Decentralized Commerce” refers to commerce that relies on decentralized technologies such as blockchain. Therefore, “Decentralized Commerce” reflects the commercial interaction of companies at the forefront of such innovation that seek to leverage blockchain and similar technologies or platforms to increase operational efficiency in business to business or business to consumer transactions to their competitive advantage.

Cryptocurrency assets, such as Bitcoin and Ethereum, are examples of specific applications of public blockchains. Cryptocurrencies are digital assets designed to work as a medium of exchange that are stored electronically in a blockchain. They use encryption techniques to secure transactions, to control the creation of additional monetary units, and to verify the transfer of assets. Unlike traditional currencies, decentralized virtual currencies (or cryptocurrencies) are digital assets and are not issued or backed by any government, agency, bank, organization or single administrator. There are thousands of cryptocurrencies, the most well-known of which is Bitcoin, and while the design and maintenance of each type of cryptocurrency differs, cryptocurrencies are typically based on the decentralized, open source protocol of a peer-to-peer computer network. The transactions of such currencies on a blockchain are verified by cryptocurrency “miners.” Crypto-mining involves using computers to solve mathematical equations. Generally, when a successful validation occurs, a miner receives rewards paid in the form of tokens. As a result, miners are incentivized to validate transactions and to secure the network to earn rewards.

The Equity Component of the Index is primarily comprised of exchange-listed equity securities of companies that are principally or materially engaged in one of the following four business activities (each, a “Business Segment”): Cryptocurrency Miners: Companies that mine cryptocurrency assets; Cryptocurrency Enabling Technologies: Companies that (i) facilitate the buying, selling and transfer of cryptocurrency assets, (ii) provide custody for cryptocurrency assets, (iii) supply semiconductors used in cryptocurrency mining, or (iv) supply cryptocurrency mining machines; Cryptocurrency Buyers: Companies that report cryptocurrency assets on their balance sheets; and Blockchain Users: Operating companies that are engaged in the research and development of blockchain technologies for non-cryptocurrency-related purposes.

To be eligible for inclusion in the Equity Component of the Index, a company’s stock must be listed on an approved and globally recognized exchange and such company must have: (i) a minimum full market capitalization value of $50 million, (ii) a minimum free float factor of 20%, and (iii) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million. Companies may be located in the United States or in foreign jurisdictions, including in emerging markets, and may be represented by depositary receipts such as American depositary receipts (“ADRs”) or global depositary receipts (“GDRs”).

In addition to stocks of companies engaged in the Business Segments above, the Index also includes the ETP and Trust Component which is represented by exchange-traded products and open-ended private investment trusts that trade on an approved U.S. exchange (in accordance with the Index Provider’s methodology) and invest at least 75% of their assets in Bitcoin (“BTC”).

5

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) (continued)

To be eligible for inclusion in the ETP and Trust Component of the Index, an ETP or private trust must also: (i) have a minimum full market capitalization of $1 billion ($500 million for current Index constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current Index constituents), and (iii) be an SEC reporting company. As of the date of this report, the only security in the ETP and Trust Component that the Fund holds is the Grayscale Bitcoin Trust (“GBTC”). GBTC is a private fund traded on the over-the-counter markets that seeks to have its shares track the price of Bitcoin. It is not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.

The Index is rebalanced monthly. At each rebalance, the ETP and Trust Component is allocated a 15% Index weight, and the Equity Component is allocated the remaining 85% Index weight. All of the companies in the Equity Component are weighted equally to one another.

The Fund will allocate its assets in the same proportion as the Index (i.e., under normal circumstances, the Fund will invest approximately 85% of its assets in securities of the Equity Component and 15% in the ETP and Trust Component). The Fund generally employs a “full replication” methodology in seeking to track the Equity Component of the Index, meaning that the Fund generally invests in all of the securities comprising the Equity Component in proportion to their weightings in the Equity Component. However, due to the practical difficulties and expense of, or other restrictions on, purchasing all of the securities in the Index (particularly constituents of the ETP and Trust Component and otherwise where necessary), the Fund will also utilize a sampling methodology from time to time. A “sampling” methodology means that the Fund does not purchase all the components of the Index. Rather, the Adviser uses quantitative analysis to select a representative sample of assets that have, in the aggregate, investment characteristics similar to the Index in terms of key risk factors, performance attributes and other characteristics.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 35.92%. On a net asset value (“NAV”) basis, the Fund returned 35.88%. During the same time period, the Index returned 36.66%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund having a lower weight allocation to the GBTC relative to the Index, as well as the fees and expenses that the Fund incurred during the period, which were partially offset by income from securities lending activity.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 10.50%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,948 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of global stocks.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across all sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the pharmaceuticals industry during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s investment in the GBTC, as well as security selection in and allocation to the software industry.

For the fiscal year ended October 31, 2023, the Fund’s investment in the GBTC contributed most significantly to the Fund’s return, followed by the software industry. The banks industry detracted most significantly from the Fund’s return, followed by the financial services industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included GBTC (portfolio average weight of 15.06%), and Meitu, Inc., an interactive media & services company (portfolio average weight of 1.72%). Positions that detracted most significantly from the Fund’s return included Silvergate Capital Corp., Class A, a banks company (no longer held at fiscal year-end), and Signature Bank, a banks company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Information Technology	42.57
Financials	20.59
Investment Companies	16.39
Communication Services	5.64
Consumer Discretionary	5.55
Sector Types Each Less Than 3%	8.92
Money Market Funds Plus Other Assets Less Liabilities	0.34

6

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Grayscale Bitcoin Trust BTC	16.39
MicroStrategy, Inc., Class A	1.98
Galaxy Digital Holdings Ltd.	1.94
Hut 8 Mining Corp.	1.82
Cleanspark, Inc.	1.74
Verizon Communications, Inc.	1.72
Marathon Digital Holdings, Inc.	1.72
Terawulf, Inc.	1.65
Bitfarms Ltd.	1.65
Canaan, Inc., ADR	1.63
Total	32.24

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index (Net)	36.66%	(26.00)%	(46.30)%
MSCI All Country World Index (Net)	10.50	(4.03)	(8.14)
Fund
NAV Return	35.88	(25.65)	(45.77)
Market Price Return	35.92	(25.80)	(45.99)

7

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) (continued)

Fund Inception: October 7, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio of 0.61% includes the unitary management fee of 0.60%, which covers operating expenses and expenses incurred in connection with managing the portfolio, and 0.01% of other expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

SATO	Management’s Discussion of Fund Performance
Invesco Alerian Galaxy Crypto Economy ETF (SATO)

As an index fund, the Invesco Alerian Galaxy Crypto Economy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, VettaFi, LLC (the “Index Provider”) maintains the Index, which is comprised of two different components: (i) stocks of digital asset companies, which are companies that are materially engaged in cryptocurrency mining, cryptocurrency buying, or cryptocurrency enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and private investment trusts that invest at least 75% of their assets in Bitcoin (the “ETP and Trust Component”). However, the Fund will not invest directly in cryptocurrencies such as Bitcoin, or in crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies.

Many digital assets rely on “blockchain” technologies. A “blockchain” is a peer-to-peer shared, distributed ledger, or decentralized database, that keeps continuously updated digital records of who owns a particular asset (e.g., cryptocurrency). Blockchain is secured using cryptography and facilitates the process of recording transactions and tracking assets in a business network. Blockchain derives its name from the way it stores transaction data—as unchangeable, digitally recorded data in packages called “blocks” that are linked together to form a chain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network. Each block in the chain is cryptographically connected to the previous block in the chain, ensuring all data in the overall “blockchain” has not been tampered with. Blockchain networks can be private with restricted membership similar to an intranet, or public like the Internet, and are governed by rules agreed on by the network participants.

The Equity Component of the Index is primarily comprised of exchange-listed equity securities of companies that are principally engaged in one of the following three business activities (each, a “Business Segment”): Cryptocurrency Miners: Companies that mine cryptocurrency assets; Cryptocurrency Enabling Technologies: Companies that (i) facilitate the buying, selling and transfer of cryptocurrency assets, (ii) provide custody for cryptocurrency assets, (iii) supply semiconductors used in cryptocurrency mining, or (iv) supply cryptocurrency mining machines; and Cryptocurrency Buyers: Companies that report cryptocurrency assets on their balance sheets.

To be eligible for inclusion in the Equity Component of the Index, a company’s stock must be listed on a globally recognized exchange and such company must have (i) a minimum full market capitalization value of $50 million, (ii) a minimum free float factor of 20%, and (iii) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million. Companies may be located in the United States or in foreign jurisdictions, including in emerging markets, and may be represented by depositary receipts such as American depositary receipts (“ADRs”) or global depositary receipts (“GDRs”).

A company in either of the Cryptocurrency Enabling Technologies or Cryptocurrency Miners Business Segments shall be considered principally engaged if it derives at least 50% of its revenues from business activities described for its Business Segment. A company in the Cryptocurrency Buyers Business Segment shall be considered principally engaged if it reports cryptocurrency assets on its balance sheet amounting to at least 50% of its market capitalization.

Certain companies that are not principally engaged in one of the Business Segments, but that derive significant revenues from businesses in that Segment (“Diversified Companies”) may also be included in the Index, provided they meet certain eligibility criteria.

In addition to stocks of companies engaged in the Business Segments above, the Index also includes the ETP and Trust Component, which is represented by exchange traded products and private investment trusts that trade on an approved U.S. exchange (in accordance with the Index Provider’s methodology) and invest at least 75% of their assets in Bitcoin (“BTC”).

To be eligible for inclusion in the ETP and Trust Component of the Index, an ETP or private investment trust must also: (i) have a minimum full market capitalization of $1 billion ($500 million for current Index constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current Index constituents), and (iii) be an SEC reporting company. As of the date of this report, the only security in the ETP and Trust Component that the Fund holds is the Grayscale Bitcoin Trust (“GBTC”). GBTC is a private fund that seeks to have its shares track the price of Bitcoin. It is not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.

The Index is rebalanced monthly. At each rebalance, the ETP and Trust Component is allocated a 15% Index weight, and the Equity Component is allocated the remaining 85% Index weight. Companies that are principally engaged in a Business Segment together with the ETP and Trust Component are allocated 80% of

9

Invesco Alerian Galaxy Crypto Economy ETF (SATO) (continued)

the Index weight, while Diversified Companies are allocated 20% of the Index weight.

The Fund will allocate its assets in the same proportion as the Index (i.e., under normal circumstances, the Fund will invest approximately 85% of its assets in securities of the Equity Component and 15% in the ETP and Trust Component). The Fund generally employs a “full replication” methodology in seeking to track the Equity Component of the Index, meaning that the Fund generally invests in all of the securities comprising the Equity Component in proportion to their weightings in the Equity Component. However, due to the practical difficulties and expense of, or other restrictions on, purchasing all of the securities in the Index (particularly constituents of the ETP and Trust Component and otherwise where necessary), the Fund will also utilize a sampling methodology from time to time. A “sampling” methodology means that the Fund does not purchase all the components of the Index. Rather, the Adviser uses quantitative analysis to select a representative sample of assets that have, in the aggregate, investment characteristics similar to the Index in terms of key risk factors, performance attributes and other characteristics.

For the fiscal year ended October 31, 2023, on a market price basis, the Fund returned 35.23%. On a net asset value (“NAV”) basis, the Fund returned 34.34%. During the same time period, the Index returned 33.78%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income from securities lending activity, which was partially offset by the fees and expenses that the Fund incurred during the period, and by the Fund having a lower weight allocation to the GBTC relative to the Index.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 10.50%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,948 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of global stocks.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across all sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the pharmaceuticals industry during the fiscal year ended October 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s investment in the GBTC, as well as security selection in and allocation to the software industry.

The banks industry detracted most significantly from the Fund’s return during the period, followed by the technology hardware, storage & peripherals and financial services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2023, included GBTC (portfolio average weight of 15.05%), and Applied Digital Corp., a software company (portfolio average weight of 4.87%). Positions that detracted most significantly from the Fund’s return included Silvergate Capital Corp., Class A, a banks company (no longer held at fiscal year-end), and Hut 8 Mining Corp., a software company (portfolio average weight of 4.60%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2023
Information Technology	60.09
Financials	19.42
Investment Companies	15.83
Sector Types Each Less Than 3%	4.34
Money Market Funds Plus Other Assets Less Liabilities	0.32

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2023
Security
Grayscale Bitcoin Trust BTC	15.83
MicroStrategy, Inc., Class A	5.24
Galaxy Digital Holdings Ltd.	5.19
Hut 8 Mining Corp.	4.81
Cleanspark, Inc.	4.60
Marathon Digital Holdings, Inc.	4.54
Terawulf, Inc.	4.36
Bitfarms Ltd.	4.36
Canaan, Inc., ADR	4.32
Riot Platforms, Inc.	4.26
Total	57.51

*	Excluding money market fund holdings.

10

Invesco Alerian Galaxy Crypto Economy ETF (SATO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index (Net)	33.78%	(41.01)%	(66.37)%
MSCI All Country World Index (Net)	10.50	(4.03)	(8.14)
Fund
NAV Return	34.34	(41.02)	(66.37)
Market Price Return	35.23	(41.21)	(66.60)

Fund Inception: October 7, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio of 0.61% includes the unitary management fee of 0.60%, which covers operating expenses and expenses incurred in connection with managing the portfolio, and 0.01% of other expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

October 31, 2023

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-83.27%
Australia-2.99%
BHP Group Ltd.	1,364	$38,431
Iris Energy Ltd.(b)	12,652	38,968

		77,399

Canada-5.06%
Bitfarms Ltd.(b)(c)	40,591	42,621
Hive Digital Technologies Ltd.(b)(c)	13,572	41,530
Hut 8 Mining Corp.(b)(c)	21,670	47,024

		131,175

Cayman Islands-1.00%
Bitdeer Technologies Group(b)(c)	6,954	26,008

China-7.25%
Alibaba Group Holding Ltd., ADR(b)(c)	464	38,298
Bit Digital, Inc.(b)	19,417	40,776
Canaan, Inc., ADR(b)(c)	22,037	42,311
Meitu, Inc.(b)(d)	77,539	31,017
Tencent Holdings Ltd.	958	35,408

		187,810

Japan-1.37%
Rakuten Group, Inc.(c)	9,645	35,460

Netherlands-1.47%
Shell PLC	1,166	38,003

Norway-1.48%
Aker ASA, Class A	638	38,263

South Korea-1.44%
Samsung Electronics Co. Ltd.	753	37,300

Switzerland-1.41%
Nestle S.A.	340	36,636

Taiwan-1.42%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	425	36,682

United States-58.38%
Accenture PLC, Class A	129	38,325
Advanced Micro Devices, Inc.(b)	361	35,558
Alphabet, Inc., Class A(b)	283	35,115
Amazon.com, Inc.(b)	297	39,528
Applied Digital Corp.(b)(c)	7,587	37,025
Bakkt Holdings, Inc.(b)(c)	35,984	36,344
Bank of America Corp.	1,457	38,377
Block, Inc., Class A(b)	863	34,736
Cisco Systems, Inc.	729	38,003
Citigroup, Inc.	944	37,279
Cleanspark, Inc.(b)(c)	10,987	45,047
Coinbase Global, Inc., Class A(b)	522	40,257
Galaxy Digital Holdings Ltd.(b)(c)	11,050	50,146
Goldman Sachs Group, Inc. (The)	125	37,951
Honeywell International, Inc.	214	39,218
Intel Corp.	1,065	38,872

Investment Abbreviations:

ADR-American Depositary Receipt

	Shares	Value
United States-(continued)
International Business Machines Corp.(c)	278	$40,210
Intuit, Inc.	71	35,141
JPMorgan Chase & Co.	269	37,407
Marathon Digital Holdings, Inc.(b)	5,042	44,420
Mastercard, Inc., Class A	97	36,506
Micron Technology, Inc.	562	37,581
Microsoft Corp.	118	39,897
MicroStrategy, Inc., Class A(b)(c)	121	51,230
NVIDIA Corp.	83	33,847
Oracle Corp.	360	37,224
PayPal Holdings, Inc.(b)	696	36,053
QUALCOMM, Inc.	352	38,364
Riot Platforms, Inc.(b)(c)	4,265	41,712
Robinhood Markets, Inc., Class A(b)(c)	4,223	38,598
Salesforce, Inc.(b)	190	38,158
SoFi Technologies, Inc.(b)(c)	4,698	35,470
Terawulf, Inc.(b)	38,454	42,684
Tesla, Inc.(b)	152	30,528
Texas Instruments, Inc.	254	36,070
Verizon Communications, Inc.	1,270	44,615
Visa, Inc., Class A	165	38,791
Walmart, Inc.	247	40,362
Western Alliance Bancorporation(c)	862	35,428

		1,512,077

Total Common Stocks & Other Equity Interests (Cost $2,111,664)		2,156,813

Private Fund-16.39%
United States-16.39%
Grayscale Bitcoin Trust BTC(b) (Cost $179,758)	15,860	424,414

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.66% (Cost $2,291,422)		2,581,227

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.01%
Invesco Private Government Fund, 5.32%(e)(f)(g)	181,380	181,380
Invesco Private Prime Fund, 5.53%(e)(f)(g)	466,188	466,235

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $647,615)		647,615

TOTAL INVESTMENTS IN SECURITIES-124.67% (Cost $2,939,037)		3,228,842
OTHER ASSETS LESS LIABILITIES-(24.67)%		(638,913)

NET ASSETS-100.00%		$2,589,929

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

12

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)–(continued)

October 31, 2023

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2023 represented 1.20% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$137,477	$(137,477)	$-	$-	$-	$79

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	117,081	1,757,367	(1,693,068)	-	-	181,380	4,254	*

Invesco Private Prime Fund	310,156	3,374,166	(3,218,121)	(2)	36	466,235	11,785	*

Total	$427,237	$5,269,010	$(5,048,666)	$(2)	$36	$647,615	$16,118

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

13

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

October 31, 2023

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-83.85%
Australia-3.98%
Iris Energy Ltd.(b)	56,318	$173,459

Canada-13.41%
Bitfarms Ltd.(b)(c)	180,672	189,706
Hive Digital Technologies Ltd.(b)(c)	60,409	184,852
Hut 8 Mining Corp.(b)(c)	96,456	209,309

		583,867

Cayman Islands-2.66%
Bitdeer Technologies Group(b)(c)	30,956	115,775

China-9.88%
Bit Digital, Inc.(b)(c)	86,429	181,501
Canaan, Inc., ADR(b)(c)	98,080	188,314
Meitu, Inc.(b)(d)	70,636	28,256
Tencent Holdings Ltd.	872	32,229

		430,300

Japan-0.74%
Rakuten Group, Inc.(c)	8,785	32,299

Norway-0.80%
Aker ASA, Class A	581	34,844

South Korea-0.78%
Samsung Electronics Co. Ltd.	685	33,932

Taiwan-0.79%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	400	34,523

United States-50.81%
Advanced Micro Devices, Inc.(b)	341	33,589
Alphabet, Inc., Class A(b)	267	33,129
Applied Digital Corp.(b)(c)	33,769	164,793
Bakkt Holdings, Inc.(b)	160,168	161,770
Block, Inc., Class A(b)	814	32,764
Cleanspark, Inc.(b)	48,903	200,502
Coinbase Global, Inc., Class A(b)	2,322	179,073
Galaxy Digital Holdings Ltd.(b)(c)	49,780	225,906
Goldman Sachs Group, Inc. (The)	121	36,737
JPMorgan Chase & Co.	253	35,182
Marathon Digital Holdings, Inc.(b)(c)	22,441	197,705
Micron Technology, Inc.	530	35,441

	Shares	Value
United States-(continued)
Microsoft Corp.	112	$37,868
MicroStrategy, Inc., Class A(b)(c)	539	228,207
NVIDIA Corp.	79	32,216
PayPal Holdings, Inc.(b)	656	33,981
Riot Platforms, Inc.(b)(c)	18,977	185,595
Robinhood Markets, Inc., Class A(b)(c)	3,984	36,414
SoFi Technologies, Inc.(b)(c)	4,413	33,318
Terawulf, Inc.(b)	171,161	189,989
Tesla, Inc.(b)	142	28,519
Visa, Inc., Class A	158	37,146
Western Alliance Bancorporation(c)	813	33,414

		2,213,258

Total Common Stocks & Other Equity Interests (Cost $3,309,126)		3,652,257

Private Fund-15.83%
United States-15.83%
Grayscale Bitcoin Trust BTC(b) (Cost $338,791)	25,759	689,311

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.68% (Cost $3,647,917)		4,341,568

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.80%
Invesco Private Government Fund, 5.32%(e)(f)(g)	449,463	449,463
Invesco Private Prime Fund, 5.53%(e)(f)(g)	979,056	979,154

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,428,584)		1,428,617

TOTAL INVESTMENTS IN SECURITIES-132.48% (Cost $5,076,501)		5,770,185
OTHER ASSETS LESS LIABILITIES-(32.48)%		(1,414,619)

NET ASSETS-100.00%		$4,355,566

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

14

Invesco Alerian Galaxy Crypto Economy ETF (SATO)–(continued)

October 31, 2023

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2023 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$206,227	$(206,227)	$-	$-	$-	$135

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	221,063	4,423,362	(4,194,962)	-	-	449,463	11,657	*

Invesco Private Prime Fund	641,624	7,997,140	(7,659,659)	34	15	979,154	33,388	*

Total	$862,687	$12,626,729	$(12,060,848)	$34	$15	$1,428,617	$45,180

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

15

Consolidated Statements of Assets and Liabilities

October 31, 2023

	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	Invesco Alerian Galaxy Crypto Economy ETF (SATO)
Assets:
Unaffiliated investments in securities, at value(a)	$2,581,227	$4,341,568
Affiliated investments in securities, at value	647,615	1,428,617
Cash	6,871	10,048
Receivable for:
Dividends	1,510	176
Securities lending	1,699	6,176

Total assets	3,238,922	5,786,585

Liabilities:
Due to foreign custodian	95	317
Payable for:
Collateral upon return of securities loaned	647,615	1,428,584
Accrued unitary management fees	1,283	2,118

Total liabilities	648,993	1,431,019

Net Assets	$2,589,929	$4,355,566

Net assets consist of:
Shares of beneficial interest	$4,549,611	$10,982,777
Distributable earnings (loss)	(1,959,682)	(6,627,211)

Net Assets	$2,589,929	$4,355,566

Shares outstanding (unlimited amount authorized, $0.01 par value)	200,001	550,001
Net asset value	$12.95	$7.92

Market price	$12.94	$7.96

Unaffiliated investments in securities, at cost	$2,291,422	$3,647,917

Affiliated investments in securities, at cost	$647,615	$1,428,584

Foreign currencies (due to foreign custodian), at cost	$(96)	$(326)

(a) Includes securities on loan with an aggregate value of:	$611,677	$1,351,023

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

16

Consolidated Statements of Operations

For the year ended October 31, 2023

	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	Invesco Alerian Galaxy Crypto Economy ETF (SATO)
Investment income:
Unaffiliated dividend income	$26,456	$5,191
Affiliated dividend income	79	135
Securities lending income, net	28,829	83,133
Foreign withholding tax	(981)	(537)

Total investment income	54,383	87,922

Expenses:
Unitary management fees	13,718	20,816

Less: Waivers	-	(2)

Net expenses	13,718	20,814

Net investment income	40,665	67,108

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(776,001)	(2,058,071)
Affiliated investment securities	36	15
Foreign currencies	(68)	(361)

Net realized gain (loss)	(776,033)	(2,058,417)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,420,456	2,946,499
Affiliated investment securities	(2)	34

Change in net unrealized appreciation	1,420,454	2,946,533

Net realized and unrealized gain	644,421	888,116

Net increase in net assets resulting from operations	$685,086	$955,224

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

17

Consolidated Statements of Changes in Net Assets

For the years ended October 31, 2023 and 2022

	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)		Invesco Alerian Galaxy Crypto Economy ETF (SATO)
	2023	2022	2023	2022

Operations:
Net investment income	$40,665	$65,408	$67,108	$163,013
Net realized gain (loss)	(776,033)	(1,892,874)	(2,058,417)	(7,091,969)
Change in net unrealized appreciation (depreciation)	1,420,454	(1,711,138)	2,946,533	(3,653,798)

Net increase (decrease) in net assets resulting from operations	685,086	(3,538,604)	955,224	(10,582,754)

Distributions to Shareholders from:
Distributable earnings	(61,014)	(81,748)	(102,622)	(174,368)

Shareholder Transactions:
Proceeds from shares sold	-	-	734,887	2,453,318
Value of shares repurchased	-	-	-	(690,633)

Net increase in net assets resulting from share transactions	-	-	734,887	1,762,685

Net increase (decrease) in net assets	624,072	(3,620,352)	1,587,489	(8,994,437)

Net assets:
Beginning of year	1,965,857	5,586,209	2,768,077	11,762,514

End of year	$2,589,929	$1,965,857	$4,355,566	$2,768,077

Changes in Shares Outstanding:
Shares sold	-	-	100,000	150,000
Shares repurchased	-	-	-	(100,000)
Shares outstanding, beginning of year	200,001	200,001	450,001	400,001

Shares outstanding, end of year	200,001	200,001	550,001	450,001

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

18

Consolidated Financial Highlights

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

	Years Ended October 31,		For the Period October 5, 2021(a) Through October 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$9.83	$27.93	$25.00

Net investment income(b)	0.20	0.33	0.01
Net realized and unrealized gain (loss) on investments	3.23	(18.02)	2.92

Total from investment operations	3.43	(17.69)	2.93

Distributions to shareholders from:
Net investment income	(0.31)	(0.41)	-

Net asset value at end of period	$12.95	$9.83	$27.93

Market price at end of period(c)	$12.94	$9.82	$27.73

Net Asset Value Total Return(d)	35.88%	(63.88)%	11.72	%(e)
Market Price Total Return(d)	35.92%	(63.66)%	10.92	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,590	$1,966	$5,586
Ratio to average net assets of:
Expenses	0.60%	0.61%	0.60	%(f)
Net investment income	1.78%	1.94%	0.27	%(f)
Portfolio turnover rate(g)	90%	124%	12%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 7, 2021, the first day of trading on the exchange) to October 31, 2021 was 10.48%. The market price total return from Fund Inception to October 31, 2021 was 9.34%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

19

Consolidated Financial Highlights–(continued)

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

	Years Ended October 31,		For the Period October 5, 2021(a) Through October 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$6.15	$29.41	$25.00

Net investment income (loss)(b)	0.14	0.36	(0.01)
Net realized and unrealized gain (loss) on investments	1.85	(23.23)	4.42

Total from investment operations	1.99	(22.87)	4.41

Distributions to shareholders from:
Net investment income	(0.22)	(0.36)	-
Net realized gains	-	(0.03)	-

Total distributions	(0.22)	(0.39)	-

Net asset value at end of period	$7.92	$6.15	$29.41

Market price at end of period(c)	$7.96	$6.14	$29.09

Net Asset Value Total Return(d)	34.34%	(78.47)%	17.64	%(e)
Market Price Total Return(d)	35.23%	(78.27)%	16.36	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,356	$2,768	$11,763
Ratio to average net assets of:
Expenses	0.60%	0.61%	0.60	%(f)
Net investment income (loss)	1.93%	2.57%	(0.60	)%(f)
Portfolio turnover rate(g)	131%	149%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 7, 2021, the first day of trading on the exchange) to October 31, 2021 was 16.25%. The market price total return from Fund Inception to October 31, 2021 was 13.63%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

20

Notes to Consolidated Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following Funds and their respective wholly-owned subsidiaries (each, a “Subsidiary”) organized under the laws of the Cayman Islands:

Full Name	Short Name	Subsidiary
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	“Alerian Galaxy Blockchain Users and Decentralized Commerce ETF”	Invesco GBE Cayman Ltd.

Invesco Alerian Galaxy Crypto Economy ETF (SATO)	“Alerian Galaxy Crypto Economy ETF”	Invesco GCE Cayman Ltd.

The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for cash and/or the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index

Alerian Galaxy Crypto Economy ETF	Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index

Each Fund’s investment in its respective Subsidiary is expected to provide the Fund with exposure to exchange-traded products and private investment trusts traded over-the-counter that are linked to cryptocurrencies. Each Fund may invest up to 25% of its respective total assets in its Subsidiary.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their consolidated financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related

21

to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income -Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

22

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statements of Operations and the Consolidated Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statements of Operations and the Consolidated Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Consolidated Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, each Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net investment losses of each Subsidiary cannot be deducted by each Fund in the current period nor carried forward to offset taxable income in future periods.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not

23

readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying consolidated financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Also, under each Subsidiary’s organizational documents, the directors and officers of the Subsidiary are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Consolidated Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Consolidated Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Consolidated Statements of Operations, were incurred by each Fund as listed below:

Amount
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$1,116

Alerian Galaxy Crypto Economy ETF	4,170

J.

Foreign Currency Translations -Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are

24

translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. The Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Blockchain Company Investments Risk. Companies engaged in the development, enablement and acquisition of blockchain technologies are subject to a number of risks. Blockchain technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. A lack of expansion in the usage of blockchain technology could adversely affect the underlying holdings of the Funds. Moreover, the extent to which companies held by the Funds utilize blockchain technology may vary, and it is possible that even widespread adoption of blockchain technology may not result in a material impact on the stock price of such companies.

Furthermore, companies that are developing applications of blockchain technology may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Funds. Additionally, blockchain technology is new, and as such may be subject to future laws or regulations. Any such regulatory changes affecting blockchain technology may adversely impact an investment in companies utilizing this technology.

Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

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In addition, because blockchain functionality relies on the Internet, a significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Funds. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies. While the Funds will not invest directly in cryptocurrencies, the value of the Funds’ investments in cryptocurrency-linked assets (including private trusts and ETPs) is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of a digital currency could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in a digital currency network or a change in user preference to competing cryptocurrencies. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset, and the Funds’ exposure to cryptocurrency-linked assets could result in substantial losses to the Funds.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of a digital currency.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund’s investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Digital Asset Company Investments Risk. Companies engaged in the development, enablement and acquisition of digital assets and cryptocurrencies are subject to a number of risks. The technology relating to digital assets, including blockchain, is developing and the risks associated with digital assets may not fully emerge until the technology is widely used. Cryptocurrencies and blockchain technology are new and many of their uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies. A lack of expansion in the usage of cryptocurrencies could adversely affect an investment in the Funds.

Currently, there are relatively few companies for which digital assets represents an attributable and significant revenue stream. Therefore, the values of the companies included in an Underlying Index may not be a reflection of their connection to digital assets, but may be based on other business operations. Furthermore, companies that are developing applications of digital assets and cryptocurrencies may not in fact do so or may not be able to capitalize on those digital assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in an Underlying Index, which could adversely affect an investment in the Funds. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in

26

digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain and/or cryptocurrencies may adversely affect an investment in the Funds.

There may be risks posed by the lack of regulation for digital assets and any future regulatory developments could affect the viability and expansion of the use of digital assets.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Index Risk. Unlike many investment companies that are “actively managed”, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that

27

each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Company Risk. Investments in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro-capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth or may be overly reliant on specific key individuals. In addition, less public information may be available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. A Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Subsidiary Investment Risk. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with its respective Subsidiary’s investments. Each Subsidiary is not registered under the 1940 Act; therefore each Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the

28

security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	0.60%

Alerian Galaxy Crypto Economy ETF	0.60%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2023, the Adviser waived fees for each Fund in the following amounts:

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$-

Alerian Galaxy Crypto Economy ETF	2

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with VettaFi, LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2023, the Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$5,020

Alerian Galaxy Crypto Economy ETF	13,955

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Consolidated Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

29

prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,156,813	$-	$-	$2,156,813

Private Fund	424,414	-	-	424,414

Money Market Funds	-	647,615	-	647,615

Total Investments	$2,581,227	$647,615	$-	$3,228,842

Alerian Galaxy Crypto Economy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,652,257	$-	$-	$3,652,257

Private Fund	689,311	-	-	689,311

Money Market Funds	-	1,428,617	-	1,428,617

Total Investments	$4,341,568	$1,428,617	$-	$5,770,185

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$61,014	$81,748

Alerian Galaxy Crypto Economy ETF	102,622	174,368

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$31,541	$(79,078)	$2	$(1,912,147)	$4,549,611	$2,589,929

Alerian Galaxy Crypto Economy ETF	101,872	(564,262)	9	(6,164,830)	10,982,777	4,355,566

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The Funds have capital loss carryforwards as of October 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$1,517,386	$394,761	$1,912,147

Alerian Galaxy Crypto Economy ETF	5,160,155	1,004,675	6,164,830

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$2,374,499	$2,400,501

Alerian Galaxy Crypto Economy ETF	4,684,658	4,588,118

For the fiscal year ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$-	$-

Alerian Galaxy Crypto Economy ETF	597,835	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of October 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$ 492,202	$ (571,280)	$ (79,078)	$3,307,920

Alerian Galaxy Crypto Economy ETF	1,033,302	(1,597,564)	(564,262)	6,334,447

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and income from the Subsidiary, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2023, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain	Beneficial Interest
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$21,685	$308,830	$(330,515)

Alerian Galaxy Crypto Economy ETF	51,475	378,549	(430,024)

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain

31

securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF and each of their subsidiaries (two of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related consolidated statements of operations for the year ended October 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the two years in the period ended October 31, 2023 and for the period October 5, 2021 (commencement of investment operations) through October 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the two years in the period ended October 31, 2023 and for the period October 5, 2021 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

Actual	$1,000.00	$1,133.80	0.60%	$3.23

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

Actual	1,000.00	1,117.50	0.60	3.20

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Consolidated Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	0%	34%	22%	0%	0%

Invesco Alerian Galaxy Crypto Economy ETF	0%	3%	2%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of November 28, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	213	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	213	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005- 2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	213	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	213	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	213	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	213	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	213	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee	Since 2013

Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.

				213	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).
Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	213	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

The executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below:

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Brian Hartigan–1978 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2023	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2023-Present); Managing Director and Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2023-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2023-Present); Director, Co-Chief Executive Officer and Co-President, Invesco Capital Markets, Inc. (2020-Present); Manager and President, Invesco Investment Advisers LLC (2020-Present); formerly, Global Head of ETF Investments and Indexed Strategy (2020-2023); Global Head of ETF Investments (2017-2020); Head of Investments-PowerShares (2015-2017) and Executive Director, Product Development, Invesco Capital Markets, Inc. (2010-2015).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer (2020-Present) and Senior Vice President (2023-Present), The Invesco Funds; formerly, Vice President, The Invesco Funds (2020-2023); Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

44

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-11	invesco.com/ETFs

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2023	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022
Audit Fees	$432,180	$477,990
Audit-Related Fees(1)	$11,000	$0
Tax Fees(2)	$308,200	$358,074
All Other Fees	$0	$0
Total Fees	$751,380	$836,064

(1)	Audit-Related Fees for the fiscal year ended 2023 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2023 and 2022 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,067,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$1,067,000	$760,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,507,000 for the fiscal year ended October 31, 2023 and $6,370,000 for the fiscal year ended October 31, 2022 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,882,200 for the fiscal year ended October 31, 2023 and $7,515,074 for the fiscal year ended October 31, 2022.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $33 million and non-audit services of approximately $19 million for the fiscal year ended 2023. The Audit Committee considered this information in evaluating PwC’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Invesco Exchange-Traded Fund Trust II

By:	/s/ Brian Hartigan
Name:	Brian Hartigan
Title:	President
Date:	January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian Hartigan
Name:	Brian Hartigan
Title:	President

Date:	January 3, 2024

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	January 3, 2024